UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06243

Franklin Strategic Series

(Exact name of registrant as specified in charter)

One Franklin Parkway,

San Mateo, Ca 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle,

One Franklin Parkway,

San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: 650 312-2000

Date of fiscal year end: 4/30

Date of reporting period: 4/30/18

Item 1. Reports to Stockholders.

FRANKLIN TEMPLETON INVESTMENTS

Annual Report and Shareholder Letter

April 30, 2018

Franklin Strategic Series

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Why choose Franklin Templeton Investments?

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Shareholder:

During the 12 months ended April 30, 2018, mostly upbeat economic data, better US corporate earnings and generally supportive monetary policies, combined with the passage of the US Tax Reform bill, aided US markets. However, investor sentiment was dampened by Korean peninsula tensions, US political uncertainties, and a potentially quicker pace of US Federal Reserve (Fed) interest rate hikes due to strong US economic growth and rising inflation.

The Fed began reducing its balance sheet in October 2017 and raised its federal funds target rate in June and December 2017 and March 2018. It maintained its forecast of three rate increases in 2018. The 10-year US Treasury yield began the period at 2.29% and ended the period at 2.95%. Increased capital investment by leading US companies, particularly in information technology, encouraged equity investors, while US-China trade disputes, protectionist US trade policies and the potential for tougher consumer data privacy regulations caused concerns. Within this environment, US stocks, as measured by the Standard & Poor’s® 500 Index, generated a double-digit positive total return.

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

We believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

In addition, Franklin Strategic Series’ annual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your future investment needs.

Sincerely,

Edward B. Jamieson

President and Chief Executive Officer –

Investment Management

Franklin Strategic Series

This letter reflects our analysis and opinions as of April 30, 2018, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Not FDIC Insured | May Lose Value | No Bank Guarantee

franklintempleton.com	Not part of the annual report	1

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Annual Report

Economic and Market Overview

The US economy grew during the 12 months under review. The economy strengthened in 2017’s second and third quarters but moderated in the next two quarters. The slower growth in 2018’s first quarter reflected a slowdown in consumer spending, residential fixed investment, exports, and state and local government spending. The manufacturing and services sectors expanded during the period. The unemployment rate declined from 4.4% in April 2017 to 3.9% at period-end.1 Annual inflation, as measured by the Consumer Price Index, increased from 2.2% in April 2017 to 2.5% at period-end.1

The US Federal Reserve (Fed) raised its target range for the federal funds rate 0.25% at its June and December 2017 meetings and began reducing its balance sheet in October as part of its ongoing effort to normalize monetary policy. In February 2018, new Fed Chair Jerome Powell spoke before Congress and indicated the Fed saw signs of a continued strong labor market and economic growth. He reiterated the Fed’s intention to gradually raise interest rates in an effort to keep the economy from overheating and as inflation increases toward the Fed’s target. However, he noted there was no evidence of the economy overheating and he had yet to see a clear upward move in wages. At its March meeting, the Fed raised its target range for the federal funds rate 0.25% to 1.50%–1.75% and maintained its forecast of three rate increases in 2018. Additionally, the Fed upgraded its economic forecasts for 2018 and 2019, and its rate projections indicated the number of rate hikes would increase in 2019 and 2020.

US equity markets rose overall during the period, benefiting from mostly upbeat economic data and better US corporate earnings. Markets were also supported in 2017 by the prospect for reforms in the European Union with Emmanuel Macron’s election as France’s president, the Fed’s indication of gradual rate hikes and the passage of the US tax reform bill. However, concerns about political uncertainties in the US, tensions between the US and North Korea, and the progress of the US tax reform bill curbed market sentiment at times. After reaching new all-time highs in January 2018, US stocks declined in February amid concerns that strong economic growth and rising inflation would lead the Fed to increase its target rate faster than expected. In March, markets were pressured further by a broad sell-off in information technology stocks due to a potential for tighter regulation in the sector arising from concerns about consumer data privacy. The Trump administration’s protectionist policies and escalating trade tensions between the US and China also dampened investor sentiment. However, stocks rebounded amid the prospects for trade negotiations between the US and China, easing tensions in the Korean peninsula and strong first-quarter 2018 earnings results from many companies. In this environment, the broad US stock market, as measured by the Standard & Poor’s 500 Index, generated a +13.27% total return for the period.2

The foregoing information reflects our analysis and opinions as of April 30, 2018. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Bureau of Labor Statistics.

2. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

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Franklin Focused Core Equity Fund

This annual report for Franklin Focused Core Equity Fund covers the fiscal year ended April 30, 2018. As previously communicated, effective June 1, 2018, the Fund changed its name to Franklin Select U.S. Equity Fund. Additionally, the Fund changed its investment strategy, but its goal remained the same.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in equity securities (predominantly common stocks). The Fund invests primarily to predominantly in equity securities of large capitalization companies, which are similar in size to those in the Standard & Poor’s 500 Index (S&P 500®).

Performance Overview

The Fund’s Class A shares delivered a +7.37% cumulative total return for the 12 months under review. In comparison, the S&P 500, which tracks the broad US stock market, generated a +13.27% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We are research-driven, bottom-up fundamental investors. Our investment approach is opportunistic and contrarian, and we seek to identify mispriced companies using fundamental analysis and various portfolio selection screens. We seek to take advantage of price dislocations that result from the market’s short-term focus. Our analysis includes a review of the valuation for each investment based upon the view that the price paid for the security is a critical factor determining long-term success. Nonetheless, we may regard an investment as worthwhile due to its future risk-return prospects even when it is not currently considered undervalued. We generally use a team of analysts to help provide in-depth industry expertise and use both qualitative and quantitative analysis to evaluate

Portfolio Composition

Based on Total Net Assets as of 4/30/18

companies. Our analysts help to identify and assess factors such as a company’s market opportunity, competitive position, management and financial strength, business and financial risks, and valuation. We choose to invest in those companies that, in our opinion, offer the best trade-off between growth opportunity, business and financial risk, and valuation.

Manager’s Discussion

During the 12 months under review, key contributors to the Fund’s absolute performance included holdings in the information technology (IT), financials and real estate sectors.

Within the IT sector, our investments in payment solutions firm Mastercard, software and IT services company Microsoft, and domain name registration and web hosting services provider

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 37.

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FRANKLIN FOCUSED CORE EQUITY FUND

GoDaddy2 drove performance. Mastercard reported a stronger-than-expected fourth-quarter 2017 revenue growth, and management described its outlook for 2018 as slightly better than 2017. The company continued to benefit from the ongoing transition from cash toward card and electronic payments. Microsoft benefited performance due to demand for its suite of office and cloud-based products. The company is a beneficiary of healthy levels of corporate spending for the IT services industry.

In the financial sector, our position in financial services firm Charles Schwab and investment banking and financial services firm JPMorgan Chase2 aided results. Charles Schwab reported strong 2017 results highlighted by solid revenue, earnings and client asset growth.

In real estate, commercial real estate and investment services firm CBRE Group benefited Fund performance.2 Elsewhere, insurance products and services provider Aetna aided results.2

In contrast, key detractors from the Fund’s absolute performance included holdings in the consumer discretionary, health care and consumer staples sectors.

Within the consumer discretionary sector, our position in Altice, which operates as a cable, fiber, telecommunications, contents and media company, detracted from Fund performance.2 Shares of Netherlands-based Altice, which derives its revenue predominantly from France and the US, declined largely due to lower revenue in its French unit and investor concerns about the company’s debt level and cost-cutting ability.

In health care, our holdings in biopharmaceutical firm Allergan and pharmaceutical company Horizon Pharma hindered Fund performance.2 Allergan’s shares declined during the period despite the company’s good revenue and earnings performance, high profit margin and low capital model.

In the consumer staples sector, our position in health care services provider CVS Health hindered Fund performance.2

Other key individual detractors included our holdings in industrial conglomerate General Electric, oil and gas exploration and production company Anadarko Petroleum, and travel technology firm Sabre.2 General Electric struggled with lower-than-expected cash flow generation, ultimately resulting

Top 10 Holdings

4/30/18

Company Sector/Industry	% of Total Net Assets
Amazon.com Inc.	4.4%
Consumer Discretionary
The Charles Schwab Corp.	3.2%
Financials
Microsoft Corp.	3.1%
Information Technology
Alphabet Inc.	3.0%
Information Technology
BlackRock Inc.	3.0%
Financials
Analog Devices Inc.	2.9%
Information Technology
Raytheon Co.	2.8%
Industrials
Alibaba Group Holding Ltd. (China)	2.6%
Information Technology
UnitedHealth Group Inc.	2.6%
Health Care
Mastercard Inc.	2.6%
Information Technology

in a reduction in its dividend distribution, and its oil and gas and power segments remained challenged.

2. Not held at period-end.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN FOCUSED CORE EQUITY FUND

Thank you for your continued participation in Franklin Focused Core Equity Fund.

Serena Perin Vinton, CFA Lead Portfolio Manager

Chris Anderson

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Serena Perin Vinton is a senior vice president and portfolio manager with Franklin Equity Group. Ms. Perin Vinton joined Franklin Templeton Investments in 1991. She served as an analyst and portfolio manager in the international fixed-income group for four years, before joining the Franklin Equity Group in 1995. Her prior equity research responsibilities include analysis of the consumer products and household goods, specialty retail, apparel/footwear/ textiles, paper and forest products, building materials and steel industries. Prior to joining Franklin Templeton, Ms. Perin Vinton worked as a research assistant for a British Member of Parliament in London. Ms. Perin Vinton earned her B.A. in business economics from Brown University. She is a Chartered Financial Analyst (CFA) charterholder and a member of the CFA Institute.

CFA® is a trademark owned by CFA Institute.

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FRANKLIN FOCUSED CORE EQUITY FUND

Performance Summary as of April 30, 2018

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 4/30/181

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A
1-Year	+7.37%	+1.18%
5-Year	+64.39%	+9.15%
10-Year	+122.55%	+7.69%

Advisor
1-Year	+7.67%	+7.67%
5-Year	+66.55%	+10.74%
10-Year	+128.30%	+8.61%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

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FRANKLIN FOCUSED CORE EQUITY FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

See page 9 for Performance Summary footnotes.

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FRANKLIN FOCUSED CORE EQUITY FUND

PERFORMANCE SUMMARY

Total Annual Operating Expenses5

Share Class	With Waiver	Without Waiver
A	1.25%	1.47%
Advisor	1.00%	1.22%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. The Fund may have investments in both growth and value stocks, or in stocks with characteristics of both. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. A value stock may not increase in price as anticipated by the investment manager if other investors fail to recognize the company’s value and bid up the price, the markets favor faster growing companies, or the factors that the investment manager believes will increase the price of the security do not occur. Foreign securities involve special risks, including currency fluctuations and economic and political uncertainties. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction and a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 8/31/18. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Source: Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total US equity market performance.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN FOCUSED CORE EQUITY FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 11/1/17	Ending Account Value 4/30/18	Expenses Paid During Period 11/1/17–4/30/18[1,2]	Ending Account Value 4/30/18	Expenses Paid During Period 11/1/17–4/30/18[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$1,045.50	$ 6.34	$1,018.60	$6.26	1.25%
C	$1,000	$1,041.90	$10.13	$1,014.88	$9.99	2.00%
R	$1,000	$1,043.50	$ 7.70	$1,017.26	$7.60	1.52%
R6	$1,000	$1,047.90	$ 4.27	$1,020.63	$4.21	0.84%
Advisor	$1,000	$1,046.70	$ 5.07	$1,019.84	$5.01	1.00%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Franklin Growth Opportunities Fund

We are pleased to bring you Franklin Growth Opportunities Fund’s annual report for the fiscal year ended April 30, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation by investing, under normal conditions, predominantly in equity securities of companies demonstrating accelerating growth, increasing profitability, or above-average growth or growth potential as compared with the overall economy.

Performance Overview

The Fund’s Class A shares delivered a +20.43% cumulative total return for the 12 months under review. In comparison, the Fund’s narrow benchmark, the Russell 3000® Growth Index, which measures performance of Russell 3000® Index companies with relatively higher price-to-book ratios and higher forecasted growth values, generated a +18.78% total return.1 The Fund’s broad benchmark, the Standard & Poor’s 500 Index (S&P 500), which tracks the broad US stock market, produced a +13.27% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 14.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and

Portfolio Composition

Based on Total Net Assets as of 4/30/18

operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Manager’s Discussion

During the 12 months under review, most sectors represented in the Fund’s portfolio posted positive returns and contributed to absolute performance. Relative to the Russell 3000® Growth Index, key contributors to the Fund’s performance included stock selection and an overweighting in the information technology (IT) sector as well as stock selection and underweightings in the consumer staples and consumer discretionary sectors.

1. Source: Morningstar.

Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 44.

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FRANKLIN GROWTH OPPORTUNITIES FUND

In the IT sector, payment solutions provider Mastercard, enterprise IT management software provider SeviceNow, and digital marketing and digital media solutions provider Adobe Systems contributed to relative performance. Mastercard reported a stronger-than-expected fourth-quarter 2017 revenue growth, and management described its outlook for 2018 as slightly better than 2017. The company continued to benefit from the ongoing transition from cash toward card and electronic payments. Shares of ServiceNow rose amid better-than-expected earnings, revenue, operating margin, cash flow and billings, and higher revenue guidance. We believe ServiceNow is a high quality Software-as-a-Service company proving itself as a key partner in enterprise initiatives to drive productivity through digital transformation, while also delivering excellent unit economics.

In consumer staples, Constellation Brands, which produces, markets and distributes beverage alcohol products, contributed to relative results.

Within consumer discretionary, online retail shopping and cloud services provider Amazon.com drove relative performance. The company reported better-than-expected first-quarter 2018 revenue and operating profits, highlighted by accelerating growth at its market-leading cloud business, Amazon Web Services, and retail strength driven by advertising and its Prime service. Improved utilization in its fulfillment and data centers drove margin higher for the quarter, while the mix shift toward higher margin businesses continued to drive higher profitability over time. With e-commerce in its early days, we do not underestimate the growth and sustainability of Amazon.com, which continues to add new categories and countries to its footprint. The company also continues to see accelerated growth in its cloud computing business, which we consider a leader in Infrastructure-as-a-Service cloud computing.

Other key individual contributors to relative performance included investments in financial and banking holding company SVB Financial Group and medical devices firm ABIOMED.

In contrast, key detractors from the Fund’s relative performance included stock selection in the health care sector and an overweighting in the energy sector. To a lesser extent, stock selection in the telecommunication services sector detracted from relative results.

Top 10 Holdings

4/30/18

Company Sector/Industry	% of Total Net Assets
Amazon.com Inc.	8.0%
Consumer Discretionary
Mastercard Inc.	5.0%
Information Technology
Apple Inc.	5.0%
Information Technology
Microsoft Corp.	4.0%
Information Technology
Visa Inc.	3.9%
Information Technology
Facebook Inc.	3.9%
Information Technology
Alphabet Inc.	3.8%
Information Technology
UnitedHealth Group Inc.	2.5%
Health Care
Raytheon Co.	2.4%
Industrials
ServiceNow Inc.	2.3%
Information Technology

Within health care, our holdings in biopharmaceutical companies Celgene, Incyte2 and Allergan2 hindered relative performance. Celgene reported disappointing third-quarter 2017 results as revenues for its psoriasis medication Otezla came in significantly below expectations due to increased competition and discounting, although the drug rebounded during the period. Additionally, its cancer drug Revlimid faced patent litigation. Celgene underperformed during the period due to a number of disappointments in its drug pipeline. However, we continue to believe Celgene has one of the deepest drug pipelines in the industry, including for key oncology-related and inflammation/autoimmune-related treatments. Shares of Incyte declined after a rumored buyout did not materialize. Allergan’s shares declined during the period despite the company’s good revenue and earnings performance, high profit margin and low capital model.

In the energy sector, our position in oil and gas exploration and production company Anadarko Petroleum dampened relative performance.2,3

2. Not held at period-end.

3. Not part of the index.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN GROWTH OPPORTUNITIES FUND

In the industrials sector, our holding in Boeing, an aerospace company that manufactures commercial jetliners and defense, space and security systems, hurt relative results.

Other key individual detractors included positions in broadband communications services provider Charter Communications and retirement services provider Athene Holding3.

Thank you for your continued participation in Franklin Growth Opportunities Fund. We look forward to serving your future investment needs.

Grant Bowers Lead Portfolio Manager

Sara Araghi, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN GROWTH OPPORTUNITIES FUND

Performance Summary as of April 30, 2018

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 4/30/181

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A
1-Year	+20.43%	+13.52%
5-Year	+88.43%	+12.17%
10-Year	+151.66%	+9.02%

Advisor
1-Year	+20.71%	+20.71%
5-Year	+90.97%	+13.81%
10-Year	+159.02%	+9.99%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 16 for Performance Summary footnotes.

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FRANKLIN GROWTH OPPORTUNITIES FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 16 for Performance Summary footnotes.

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FRANKLIN GROWTH OPPORTUNITIES FUND

PERFORMANCE SUMMARY

Distributions (5/1/17–4/30/18)

Share Class	Long-Term Capital Gain
A	$3.1594
C	$3.1594
R	$3.1594
R6	$3.1594
Advisor	$3.1594

Total Annual Operating Expenses5

Share Class	With Waiver	Without Waiver
A	1.04%	1.05%
Advisor	0.79%	0.80%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Smaller, midsized and relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Historically, these securities have experienced more price volatility than larger company stocks, especially over the short term. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 8/31/18. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Source: Morningstar. The Russell 3000 Growth Index is market capitalization weighted and measures performance of those Russell 3000 Index companies with relatively higher price-to-book ratios and higher forecasted growth values. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total US equity market performance.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN GROWTH OPPORTUNITIES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 11/1/17	Ending Account Value 4/30/18	Expenses Paid During Period 11/1/17–4/30/18[1,2]	Ending Account Value 4/30/18	Expenses Paid During Period 11/1/17–4/30/18[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$1,078.50	$4.90	$1,020.08	$4.76	0.95%
C	$1,000	$1,074.40	$8.74	$1,016.36	$8.50	1.70%
R	$1,000	$1,077.00	$6.03	$1,018.99	$5.86	1.17%
R6	$1,000	$1,080.60	$2.99	$1,021.92	$2.91	0.58%
Advisor	$1,000	$1,079.90	$3.61	$1,021.32	$3.51	0.70%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

franklintempleton.com	Annual Report	17

Franklin Small Cap Growth Fund

We are pleased to bring you Franklin Small Cap Growth Fund’s annual report for the period ended April 30, 2018. At the market close on February 12, 2015, the Fund closed to new investors with limited exceptions. Existing shareholders may add to their accounts. Effective April 28, 2017, the Fund opened Class R6 shares to new investors who are eligible to purchase Class R6 shares.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital growth by investing, under normal market conditions, at least 80% of its net assets in equity securities (predominantly common stocks) of small cap companies, which for this Fund are those with market capitalizations not exceeding $1.5 billion or that of the highest market capitalization in the Russell 2000® Index, whichever is greater, at the time of purchase.1

Performance Overview

The Fund’s Class A shares delivered a +19.71% cumulative total return for the 12 months under review. In comparison, the Russell 2000® Growth Index, which measures performance of small cap companies with relatively higher price-to-book ratios and higher forecasted growth values, generated a +16.60% total return.2 The Standard & Poor’s 500 Index (S&P 500), which tracks the broad US stock market, produced a +13.27% total return.2 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 21.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and

Portfolio Composition

Based on Total Net Assets as of 4/30/18

emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Manager’s Discussion

During the 12 months under review, nearly all sectors represented in the Fund’s portfolio posted positive returns and contributed to absolute performance. Relative to the Russell 2000® Growth Index, key contributors to the Fund’s

1. The Russell 2000 Index is market capitalization weighted and measures performance of the 2,000 smallest companies in the Russell 3000 Index, which represent a small amount of the total market capitalization of the Russell 3000 Index.

2. Source: Morningstar.

The indexes are unmanaged and include reinvested dividends. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 52.

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FRANKLIN SMALL CAP GROWTH FUND

performance included stock selection in the information technology (IT), health care and materials sectors. An overweighting in IT and an underweighting in materials also benefited relative performance.

In the IT sector, performance drivers included 2U, Pure Storage and Callidus Software3. 2U, which provides cloud-based Software-as-a-Service (SaaS) solutions for non-profit colleges and universities, reported better-than-expected fourth-quarter 2018 earnings results. Additionally, 2U raised its 2018 outlook largely due to a stronger-than-expected start for first-quarter 2018 GetSmarter short courses. Flash-based storage solutions provider Pure Storage reported slightly better-than-expected fourth-quarter 2018 earnings results and provided an in-line 2018 revenue guidance. Management has increased its focus on larger enterprise and cloud-based SaaS customers, greater business productivity and an emerging partnership with computer graphics processors manufacturer NVIDIA.4 Shares of cloud-based sales and marketing solutions company Callidus Software rose following the announcement that it would be acquired by Germany-based enterprise application software and software-related services company SAP4.

In health care, notable contributors included medical devices company Spectranetics,3 commercial-stage digital healthcare company iRhythm Technologies and biotechnology company Heron Therapeutics. Elsewhere, restaurant operator and franchisor Wingstop aided relative results.

In contrast, key detractors from the Fund’s relative performance included stock selection in the consumer staples, industrials and consumer discretionary sectors. An overweighting in industrials also pressured relative results.

Within consumer staples, value-oriented food and everyday staples retailer Smart & Final and food manufacturer TreeHouse Foods5 hampered relative results. Smart & Final suffered from higher products costs and a very competitive pricing environment that contributed to slowing sales momentum. TreeHouse Foods reported a decline in operating profit for fourth-quarter 2017 and provided a weaker-than-expected 2018 guidance.

In the industrials sector, ultra low-cost, low-fare airline Spirit Airlines detracted from relative results.5 The airline’s shares were impacted by investor concerns about the industry’s West

Top 10 Holdings

4/30/18

Company Sector/Industry	% of Total Net Assets
Nevro Corp.	1.9%
Health Care
2U Inc.	1.8%
Information Technology
DexCom Inc.	1.7%
Health Care
US Ecology Inc.	1.6%
Industrials
Zendesk Inc.	1.6%
Information Technology
Integrated Device Technology Inc.	1.6%
Information Technology
Allegiant Travel Co.	1.5%
Industrials
iRhythm Technologies Inc.	1.5%
Health Care
Wix.com Ltd.	1.4%
Information Technology
Inphi Corp.	1.4%
Information Technology

Coast capacity growth, a legacy airline’s capacity growth and legacy airlines’ aggressive pricing in its markets.

In the consumer discretionary sectors, tiles and finishing pieces company Tile Shop Holdings3 and motion pictures technology company IMAX hampered relative results.

Other key individual detractors from the Fund’s relative performance included positions in semiconductor solutions company MACOM Technology Solutions Holdings and programmable logic products company Lattice Semiconductor.

3. Not held at period-end.

4. Not a Fund holding.

5. Not part of the index.

See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com	Annual Report	19

FRANKLIN SMALL CAP GROWTH FUND

Thank you for your continued participation in Franklin Small Cap Growth Fund. We look forward to serving your future investment needs.

Michael P. McCarthy, CFA Lead Portfolio Manager

Bradley T. Carris, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN SMALL CAP GROWTH FUND

Performance Summary as of April 30, 2018

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 4/30/181

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A

1-Year	+19.71%	+12.80%

5-Year	+82.30%	+11.43%

10-Year	+198.41%	+10.90%

Advisor
1-Year	+19.97%	+19.97%

5-Year	+84.87%	+13.08%

10-Year	+207.04%	+11.87%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 23 for Performance Summary footnotes.

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FRANKLIN SMALL CAP GROWTH FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 23 for Performance Summary footnotes.

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FRANKLIN SMALL CAP GROWTH FUND

PERFORMANCE SUMMARY

Distributions (5/1/17–4/30/18)

Share Class	Long-Term Capital Gain

A	$0.4168

C	$0.4168

R	$0.4168

R6	$0.4168

Advisor	$0.4168

Total Annual Operating Expenses5

Share Class	With Waiver	Without Waiver

A	1.10%	1.12%

Advisor	0.85%	0.87%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Smaller, midsized and relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Historically, these securities have experienced more price volatility than larger company stocks, especially over the short term. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. From time to time, the trading market for a particular security or type of security in which the Fund invests may become less liquid or even illiquid. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 8/31/18. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Source: Morningstar. The Russell 2000 Growth Index is market capitalization weighted and measures performance of those Russell 2000 Index companies with relatively higher price-to-book ratios and higher forecasted growth values. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total US equity market performance.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN SMALL CAP GROWTH FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 11/1/17	Ending Account Value 4/30/18	Expenses Paid During Period 11/1/17–4/30/18[1,2]	Ending Account Value 4/30/18	Expenses Paid During Period 11/1/17–4/30/18[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$1,103.00	$5.53	$1,019.54	$5.31	1.06%
C	$1,000	$1,099.10	$9.42	$1,015.82	$9.05	1.81%
R	$1,000	$1,102.00	$6.83	$1,018.30	$6.56	1.31%
R6	$1,000	$1,105.20	$3.34	$1,021.62	$3.21	0.64%
Advisor	$1,000	$1,104.50	$4.23	$1,020.78	$4.06	0.81%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

24	Annual Report	franklintempleton.com

Franklin Small-Mid Cap Growth Fund

This annual report for Franklin Small-Mid Cap Growth Fund covers the fiscal year ended April 30, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital growth by investing, under normal market conditions, at least 80% of its net assets in equity securities of small-cap and mid-cap companies. The Fund defines small-cap companies as those within the market capitalization range of companies in the Russell 2500™ Index at the time of purchase, and mid-cap companies as those within the market capitalization range of the Russell Midcap® Index, at the time of purchase.1

Performance Overview

The Fund’s Class A shares delivered a +14.28% cumulative total return for the 12 months under review. In comparison, the Russell Midcap® Growth Index, which measures performance of companies in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forecasted growth values, generated a +16.87% total return.2 Also in comparison, the Standard & Poor’s 500 Index (S&P 500), which tracks the broad US stock market, produced a +13.27% total return.2 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 28.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are

Portfolio Composition

Based on Total Net Assets as of 4/30/18

experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Manager’s Discussion

During the 12 months under review, most sectors represented in the Fund’s portfolio posted positive returns and contributed to absolute performance. Relative to the Russell Midcap® Growth Index, key contributors to the Fund’s performance included stock selection and an overweighting in the

1. The Russell 2500 Index is market capitalization weighted and measures performance of the 2,500 smallest companies in the Russell 3000 Index, which represent a modest amount of the Russell 3000 Index’s total market capitalization. The Russell Midcap Index is market capitalization weighted and measures performance of the smallest companies in the Russell 1000 Index, which represent a modest amount of the Russell 1000 Index’s total market capitalization.

2. Source: Morningstar.

The indexes are unmanaged and include reinvested dividends. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 61.

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FRANKLIN SMALL-MID CAP GROWTH FUND

information technology (IT) sector. To a lesser extent, stock selection in real estate contributed to relative results.

In the IT sector, cloud services company 2U,3 domain name registration and web hosting services provider GoDaddy and enterprise IT management software provider SeviceNow contributed to relative performance. 2U, which provides cloud-based Software-as-a-Service (SaaS) solutions for non-profit colleges and universities, reported better-than-expected fourth-quarter 2018 earnings results. Additionally, 2U raised its 2018 outlook largely due to a stronger-than-expected start for first-quarter 2018 GetSmarter short courses. GoDaddy reported stronger-than-expected revenue and free cash flow generation for 2017’s fourth quarter, driven by its domain and business application segments, and provided a solid revenue outlook for 2018. Shares of ServiceNow rose amid better-than-expected earnings, revenue, operating margin, cash flow and billings, and higher revenue guidance. We believe ServiceNow is a high quality SaaS company proving itself as a key partner in enterprise initiatives to drive productivity through digital transformation, while also delivering excellent unit economics.

Other key individual contributors to relative performance included investments in financial and banking holding company SVB Financial Group, information and marketing services provider CoStar Group and medical device company Insulet3.

In contrast, key detractors from the Fund’s relative performance included stock selection in the health care, consumer discretionary and industrials sectors.

Within health care, our position in Hologic, which develops, manufactures and supplies diagnostics products, medical imaging systems and surgical products, detracted from relative results.

In consumer discretionary, our position in consumer and commercial products manufacturer Newell Brands significantly hampered results. Cable services and wireless telecommunications holding company Liberty Broadband and motion pictures technology company IMAX4 also hindered performance.3 Newell Brands reported weak quarterly results and declining earnings guidance due in part to rising costs, retail mix, unfavorable pricing and worse-than-expected margins. Revenue was also affected due to destocking by retailers and store

Top 10 Holdings

4/30/18

Company Sector/Industry	% of Total Net Assets
Roper Technologies Inc.	2.5%
Industrials
2U Inc.	2.1%
Information Technology
Worldpay Inc.	1.9%
Information Technology
Edwards Lifesciences Corp.	1.8%
Health Care
ServiceNow Inc.	1.8%
Information Technology
GoDaddy Inc.	1.8%
Information Technology
SBA Communications Corp.	1.6%
Real Estate
Rockwell Automation Inc.	1.6%
Industrials
CoStar Group Inc.	1.6%
Industrials
Autodesk Inc.	1.5%
Information Technology

closures of some important customers. Shares of Liberty Broadband, whose principal assets include its interest in cable services provider Charter Communications (not a Fund holding), were pressured by ongoing industry concerns about internet video competition, broadband growth, and merger and acquisition activities. Further pressuring Liberty’s shares were Charter’s first-quarter 2018 earnings results, which showed solid revenue and earnings but deteriorating subscriber trends after showing improvements in the previous quarter. Shares of IMAX were negatively affected by investor concerns about overall attendance trends outside of well-reviewed big budget movies and the potential for losing viewers to private label premium theaters.

In the industrials sector, industrial distributor HD Supply Holdings hampered relative results.4

Other key individual detractors included an underweighting in computer graphics processors manufacturer NVIDIA, whose shares rose during the period.4 Our position in cereals products manufacturer and distributor Post Holdings, whose shares declined, also hurt relative results.4

3. Not part of the index.

4. Not held at period-end.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN SMALL-MID CAP GROWTH FUND

Thank you for your continued participation in Franklin Small-Mid Cap Growth Fund. We look forward to serving your future investment needs.

Edward B. Jamieson Lead Portfolio Manager

John P. Scandalios
Michael P. McCarthy, CFA James Cross, CFA Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

franklintempleton.com	Annual Report	27

FRANKLIN SMALL-MID CAP GROWTH FUND

Performance Summary as of April 30, 2018

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 4/30/181

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A
1-Year	+14.28%	+7.69%
5-Year	+68.88%	+9.74%
10-Year	+128.17%	+7.96%

Advisor
1-Year	+14.57%	+14.57%
5-Year	+71.05%	+11.33%
10-Year	+134.04%	+8.88%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 30 for Performance Summary footnotes.

28	Annual Report	franklintempleton.com

FRANKLIN SMALL-MID CAP GROWTH FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 30 for Performance Summary footnotes.

franklintempleton.com	Annual Report	29

FRANKLIN SMALL-MID CAP GROWTH FUND

PERFORMANCE SUMMARY

Distributions (5/1/17–4/30/18)

Share Class	Short-Term Capital Gain	Long-Term Capital Gain	Total

A	$0.0630	$3.0379	$3.1009

C	$0.0630	$3.0379	$3.1009

R	$0.0630	$3.0379	$3.1009

R6	$0.0630	$3.0379	$3.1009

Advisor	$0.0630	$3.0379	$3.1009

Total Annual Operating Expenses5

Share Class	With Waiver	Without Waiver

A	0.95%	0.96%

Advisor	0.70%	0.71%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Smaller, midsized and relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Historically, these securities have experienced more price volatility than larger company stocks, especially over the short term. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. From time to time, the trading market for a particular security or type of security in which the Fund invests may become less liquid or even illiquid. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 8/31/18. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Source: Morningstar. The Russell Midcap Growth Index is market capitalization weighted and measures performance of those Russell Midcap Index companies with relatively higher price-to-book ratios and higher forecasted growth values. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total US equity market performance.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

30	Annual Report	franklintempleton.com

FRANKLIN SMALL-MID CAP GROWTH FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 11/1/17	Ending Account Value 4/30/18	Expenses Paid During Period 11/1/17–4/30/18[1,2]	Ending Account Value 4/30/18	Expenses Paid During Period 11/1/17–4/30/18[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$1,044.60	$4.56	$1,020.33	$4.51	0.90%
C	$1,000	$1,040.40	$8.35	$1,016.61	$8.25	1.65%
R	$1,000	$1,043.40	$5.78	$1,019.14	$5.71	1.14%
R6	$1,000	$1,046.90	$2.44	$1,022.41	$2.41	0.48%
Advisor	$1,000	$1,046.00	$3.30	$1,021.57	$3.26	0.65%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

franklintempleton.com	Annual Report	31

FRANKLIN STRATEGIC SERIES

Financial Highlights

Franklin Focused Core Equity Fund

			Year Ended April 30,
	2018		2017		2016	2015	2014

Class A

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$15.20		$13.12		$15.29	$13.38	$10.63

Income from investment operations[a]:

Net investment income (loss)[b]	(0.04)		(0.01)		0.07 [c]	(0.01)	0.03

Net realized and unrealized gains (losses)	1.16		2.09		(1.83)	2.23	2.92

Total from investment operations	1.12		2.08		(1.76)	2.22	2.95

Less distributions from:

Net investment income	—		—		(0.06)	—	(0.07)

Net realized gains	—		—		(0.35)	(0.31)	(0.13)

Total distributions	—		—		(0.41)	(0.31)	(0.20)

Net asset value, end of year	$16.32		$15.20		$13.12	$15.29	$13.38

Total return[d]	7.37%		15.85%		(11.70)%	16.84%	28.00%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.54%		1.47%		1.46%	1.54%	1.73%

Expenses net of waiver and payments by affiliates	1.25%	[e]	1.24%	[e]	1.25%	1.28%	1.22%

Net investment income (loss)	(0.25)%		(0.04)%		0.48% [c]	(0.07)%	0.23%

Supplemental data

Net assets, end of year (000’s)	$65,565		$77,733		$100,483	$92,612	$40,372

Portfolio turnover rate	93.43%		17.45%		35.56%	25.55%	43.30%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.02%.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

32	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Focused Core Equity Fund (continued)

	Year Ended April 30,
	2018		2017		2016	2015	2014
Class C

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$14.46		$12.58		$14.73	$12.98	$10.36

Income from investment operations[a]:

Net investment income (loss)[b]	(0.15)		(0.10)		(0.04)[c]	(0.11)	(0.06)

Net realized and unrealized gains (losses)	1.11		1.98		(1.76)	2.17	2.84

Total from investment operations	0.96		1.88		(1.80)	2.06	2.78

Less distributions from:

Net investment income	—		—		—	—	(0.03)

Net realized gains	—		—		(0.35)	(0.31)	(0.13)

Total distributions	—		—		(0.35)	(0.31)	(0.16)

Net asset value, end of year	$15.42		$14.46		$12.58	$14.73	$12.98

Total return[d]	6.64%		14.94%		(12.31)%	16.12%	26.99%

Ratios to average net assets

Expenses before waiver and payments by affiliates	2.29%		2.21%		2.20%	2.24%	2.43%

Expenses net of waiver and payments by affiliates	2.00%	[e]	1.98%	[e]	1.99%	1.98%	1.92%

Net investment income (loss)	(1.00)%		(0.78)%		(0.26)% [c]	(0.77)%	(0.47)%

Supplemental data

Net assets, end of year (000’s)	$18,103		$20,341		$25,119	$18,758	$6,666

Portfolio turnover rate	93.43%		17.45%		35.56%	25.55%	43.30%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.72)%.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	33

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Focused Core Equity Fund (continued)

	Year Ended April 30,
	2018		2017		2016	2015	2014
Class R

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$15.01		$12.98		$15.15	$13.28	$10.56

Income from investment operations[a]:

Net investment income (loss)[b]	(0.06)		(0.03)		0.03 [c]	(0.04)	0.01

Net realized and unrealized gains (losses)	1.13		2.06		(1.81)	2.22	2.90

Total from investment operations	1.07		2.03		(1.78)	2.18	2.91

Less distributions from:

Net investment income	—		—		(0.04)	—	(0.06)

Net realized gains	—		—		(0.35)	(0.31)	(0.13)

Total distributions	—		—		(0.39)	(0.31)	(0.19)

Net asset value, end of year	$16.08		$15.01		$12.98	$15.15	$13.28

Total return	7.13%		15.64%		(11.91)%	16.66%	27.70%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.70%		1.64%		1.69%	1.74%	1.93%

Expenses net of waiver and payments by affiliates	1.41%	[d]	1.41%	[d]	1.48%	1.48%	1.42%

Net investment income (loss)	(0.41)%		(0.21)%		0.25% [c]	(0.27)%	0.03%

Supplemental data

Net assets, end of year (000’s)	$137		$166		$273	$169	$124

Portfolio turnover rate	93.43%		17.45%		35.56%	25.55%	43.30%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.21)%.

dBenefit of expense reduction rounds to less than 0.01%.

34	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Focused Core Equity Fund (continued)

	Year Ended April 30,
	2018		2017		2016	2015	2014[a]
Class R6

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$15.44		$13.27		$15.46	$13.49	$10.54

Income from investment operations[b]:

Net investment income[c]	0.11		0.05		0.12 [d]	0.05	0.07

Net realized and unrealized gains (losses)	1.09		2.12		(1.85)	2.27	3.11

Total from investment operations	1.20		2.17		(1.73)	2.32	3.18

Less distributions from:

Net investment income	—		—		(0.11)	(0.04)	(0.10)

Net realized gains	—		—		(0.35)	(0.31)	(0.13)

Total distributions	—		—		(0.46)	(0.35)	(0.23)

Net asset value, end of year	$16.64		$15.44		$13.27	$15.46	$13.49

Total return	7.77%		16.35%		(11.32)%	17.45%	30.43%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.12%		1.06%		1.04%	1.09%	2.28%

Expenses net of waiver and payments by affiliates	0.84%	[e]	0.84%	[e]	0.85%	0.83%	0.77%

Net investment income	0.16%		0.36%		0.88% [d]	0.38%	0.68%

Supplemental data

Net assets, end of year (000’s)	$939		$20,401		$33,640	$25,739	$14

Portfolio turnover rate	93.43%		17.45%		35.56%	25.55%	43.30%

aFor the year May 1, 2013 (effective date) to April 30, 2014.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.42%.

eBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	35

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Focused Core Equity Fund (continued)

	Year Ended April 30,
	2018		2017		2016	2015	2014
Advisor Class

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$15.39		$13.25		$15.44	$13.48	$10.70

Income from investment operations[a]:

Net investment income[b]	—	[c]	0.03		0.10 [d]	0.04	0.07

Net realized and unrealized gains (losses)	1.18		2.11		(1.85)	2.25	2.93

Total from investment operations	1.18		2.14		(1.75)	2.29	3.00

Less distributions from:

Net investment income	—		—		(0.09)	(0.02)	(0.09)

Net realized gains	—		—		(0.35)	(0.31)	(0.13)

Total distributions	—		—		(0.44)	(0.33)	(0.22)

Net asset value, end of year	$16.57		$15.39		$13.25	$15.44	$13.48

Total return	7.67%		16.15%		(11.45)%	17.25%	28.27%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.29%		1.22%		1.20%	1.24%	1.43%

Expenses net of waiver and payments by affiliates	1.00%	[e]	0.99%	[e]	0.99%	0.98%	0.92%

Net investment income	—%	[f]	0.21%		0.74% [d]	0.23%	0.53%

Supplemental data

Net assets, end of year (000’s)	$10,450		$13,077		$10,736	$9,914	$6,990

Portfolio turnover rate	93.43%		17.45%		35.56%	25.55%	43.30%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.28%.

eBenefit of expense reduction rounds to less than 0.01%.

fRounds to less than 0.01%.

36	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

Statement of Investments, April 30, 2018

Franklin Focused Core Equity Fund

	Country	Shares	Value
Common Stocks 99.4%
Consumer Discretionary 9.9%
[a] Amazon.com Inc.	United States	2,680	$4,197,229
Aptiv PLC	United States	16,900	1,429,402
NIKE Inc., B	United States	27,960	1,912,184
The Walt Disney Co.	United States	18,900	1,896,237

			9,435,052

Consumer Staples 6.5%
Constellation Brands Inc., A	United States	8,310	1,937,310
Estee Lauder Cos. Inc., A	United States	9,400	1,392,046
Lamb Weston Holdings Inc.	United States	23,000	1,502,360
[a] Monster Beverage Corp.	United States	25,320	1,392,600

			6,224,316

Energy 3.1%
Cabot Oil & Gas Corp., A	United States	61,140	1,461,857
[a] Concho Resources Inc.	United States	9,700	1,524,937

			2,986,794

Financials 10.2%
BlackRock Inc.	United States	5,440	2,836,960
The Charles Schwab Corp.	United States	54,670	3,044,026
Intercontinental Exchange Inc.	United States	26,800	1,941,928
S&P Global Inc.	United States	10,080	1,901,088

			9,724,002

Health Care 15.5%
[a] ABIOMED Inc.	United States	5,000	1,504,750
AstraZeneca PLC, ADR	United Kingdom	53,400	1,897,302
[a] Illumina Inc.	United States	6,200	1,493,766
[a] Mettler-Toledo International Inc.	United States	3,400	1,903,762
Stryker Corp.	United States	12,200	2,066,924
Teleflex Inc.	United States	7,360	1,971,597
UnitedHealth Group Inc.	United States	10,600	2,505,840
[a] Waters Corp.	United States	7,300	1,375,393

			14,719,334

Industrials 14.5%
3M Co.	United States	11,100	2,157,729
BWX Technologies Inc.	United States	22,000	1,491,600
FedEx Corp.	United States	7,730	1,910,856
Fortive Corp.	United States	31,600	2,221,796
Raytheon Co.	United States	13,100	2,684,714
Republic Services Inc.	United States	21,200	1,371,216
[a] Verisk Analytics Inc.	United States	18,140	1,931,003

			13,768,914

Information Technology 32.2%
[a] Alibaba Group Holding Ltd., ADR	China	14,100	2,517,414
[a] Alphabet Inc., A	United States	2,800	2,852,024
Amphenol Corp., A	United States	17,200	1,439,812
Analog Devices Inc.	United States	31,150	2,720,953
Apple Inc.	United States	11,200	1,850,912
Applied Materials Inc.	United States	34,020	1,689,773
Cognex Corp.	United States	28,800	1,332,000
[a] Electronic Arts Inc.	United States	16,000	1,887,680

franklintempleton.com	Annual Report	37

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Focused Core Equity Fund (continued)

	Country	Shares	Value
Common Stocks (continued)
Information Technology (continued)
[a] InterXion Holding NV	Netherlands	30,900	$2,009,118
Mastercard Inc., A	United States	13,910	2,479,736
Microsoft Corp.	United States	31,400	2,936,528
NVIDIA Corp.	United States	6,600	1,484,340
[a] Salesforce.com Inc.	United States	16,300	1,972,137
[a] ServiceNow Inc.	United States	11,600	1,927,224
[a] Tyler Technologies Inc.	United States	6,900	1,510,548

			30,610,199

Materials 3.1%
Albemarle Corp.	United States	10,300	998,688
Ecolab Inc.	United States	13,500	1,954,395

			2,953,083

Real Estate 1.9%
[a] SBA Communications Corp., A	United States	11,100	1,778,553

Utilities 2.5%
NextEra Energy Inc.	United States	14,500	2,376,695

Total Common Stocks (Cost $87,210,175)			94,576,942

Short Term Investments (Cost $761,261) 0.8%

Money Market Funds 0.8%
[b,c] Institutional Fiduciary Trust Money Market Portfolio, 1.30%	United States	761,261	761,261

Total Investments (Cost $87,971,436) 100.2%			95,338,203
Other Assets, less Liabilities (0.2)%			(144,809)

Net Assets 100.0%			$95,193,394

aNon-income producing.

bSee Note 3(f) regarding investments in affiliated management investment companies.

cThe rate shown is the annualized seven-day effective yield at period end.

38	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

Financial Highlights

Franklin Growth Opportunities Fund

	Year Ended April 30,
	2018	2017	2016	2015	2014

Class A

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$34.81	$30.40	$33.13	$28.48	$24.29

Income from investment operations[a]:

Net investment income (loss)[b]	(0.10)	(0.09)	(0.19)	(0.19)	(0.19)

Net realized and unrealized gains (losses)	7.03	5.14	(1.88)	5.50	5.11

Total from investment operations	6.93	5.05	(2.07)	5.31	4.92

Less distributions from net realized gains	(3.16)	(0.64)	(0.66)	(0.66)	(0.73)

Net asset value, end of year	$38.58	$34.81	$30.40	$33.13	$28.48

Total return[c]	20.43%	16.88%	(6.36)%	18.87%	20.26%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.02%	1.05%	1.11%	1.18%	1.17%

Expenses net of waiver and payments by affiliates	0.99% [d]	0.97% [d]	1.10%	1.18% [e]	1.17% [d,e]

Net investment income (loss)	(0.27)%	(0.30)%	(0.58)%	(0.59)%	(0.70)%

Supplemental data

Net assets, end of year (000’s)	$2,428,175	$2,272,831	$548,871	$457,619	$349,343

Portfolio turnover rate	22.68%	47.75%	25.56%	40.64%	36.64%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	39

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Growth Opportunities Fund (continued)

	Year Ended April 30,
	2018	2017	2016	2015	2014

Class C

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$30.12	$26.59	$29.27	$25.41	$21.89

Income from investment operations[a]:

Net investment income (loss)[b]	(0.33)	(0.29)	(0.37)	(0.36)	(0.35)

Net realized and unrealized gains (losses)	6.04	4.46	(1.65)	4.88	4.60

Total from investment operations	5.71	4.17	(2.02)	4.52	4.25

Less distributions from net realized gains	(3.16)	(0.64)	(0.66)	(0.66)	(0.73)

Net asset value, end of year	$32.67	$30.12	$26.59	$29.27	$25.41

Total return[c]	19.53%	15.98%	(7.03)%	18.04%	19.42%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.77%	1.80%	1.85%	1.88%	1.87%

Expenses net of waiver and payments by affiliates	1.74% [d]	1.72% [d]	1.84%	1.88% [e]	1.87% [d,e]

Net investment income (loss)	(1.02)%	(1.05)%	(1.32)%	(1.29)%	(1.40)%

Supplemental data

Net assets, end of year (000’s)	$400,295	$390,123	$137,882	$110,513	$85,883

Portfolio turnover rate	22.68%	47.75%	25.56%	40.64%	36.64%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

40	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Growth Opportunities Fund (continued)

	Year Ended April 30,
	2018	2017	2016	2015	2014

Class R

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$33.52	$29.37	$32.10	$27.67	$23.67

Income from investment operations[a]:

Net investment income (loss)[b]	(0.18)	(0.17)	(0.26)	(0.24)	(0.24)

Net realized and unrealized gains (losses)	6.75	4.96	(1.81)	5.33	4.97

Total from investment operations	6.57	4.79	(2.07)	5.09	4.73

Less distributions from net realized gains	(3.16)	(0.64)	(0.66)	(0.66)	(0.73)

Net asset value, end of year	$36.93	$33.52	$29.37	$32.10	$27.67

Total return	20.14%	16.62%	(6.60)%	18.63%	19.99%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.27%	1.30%	1.35%	1.38%	1.37%

Expenses net of waiver and payments by affiliates	1.24% [c]	1.22% [c]	1.34%	1.38% [d]	1.37% [c,d]

Net investment income (loss)	(0.52)%	(0.55)%	(0.82)%	(0.79)%	(0.90)%

Supplemental data

Net assets, end of year (000’s)	$36,582	$50,429	$39,786	$48,266	$42,953

Portfolio turnover rate	22.68%	47.75%	25.56%	40.64%	36.64%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	41

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Growth Opportunities Fund (continued)

	Year Ended April 30,
	2018		2017		2016	2015	2014[a]

Class R6

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$37.30		$32.39		$35.09	$29.98	$24.99

Income from investment operations[b]:

Net investment income (loss)[c]	0.07		0.05		(0.05)	(0.03)	(0.07)

Net realized and unrealized gains (losses)	7.57		5.50		(1.99)	5.80	5.79

Total from investment operations	7.64		5.55		(2.04)	5.77	5.72

Less distributions from net realized gains	(3.16)		(0.64)		(0.66)	(0.66)	(0.73)

Net asset value, end of year	$41.78		$37.30		$32.39	$35.09	$29.98

Total return	20.98%		17.42%		(5.94)%	19.47%	22.90%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.58%		0.59%		0.67%	0.68%	0.71%

Expenses net of waiver and payments by affiliates	0.55%	[d]	0.51%	[d]	0.66%	0.68% [e]	0.71% [d,e]

Net investment income (loss)	0.17%		0.16%		(0.14)%	(0.09)%	(0.24)%

Supplemental data

Net assets, end of year (000’s)	$369,688		$291,825		$235,620	$246,911	$180,843

Portfolio turnover rate	22.68%		47.75%		25.56%	40.64%	36.64%

aFor the year May 1, 2013 (effective date) to April 30, 2014.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

42	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Growth Opportunities Fund (continued)

	Year Ended April 30,
	2018	2017	2016	2015	2014

Advisor Class

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$37.02	$32.20	$34.96	$29.93	$25.43

Income from investment operations[a]:

Net investment income (loss)[b]	(0.01)	(0.02)	(0.11)	(0.10)	(0.13)

Net realized and unrealized gains (losses)	7.49	5.48	(1.99)	5.79	5.36

Total from investment operations	7.48	5.46	(2.10)	5.69	5.23

Less distributions from net realized gains	(3.16)	(0.64)	(0.66)	(0.66)	(0.73)

Net asset value, end of year	$41.34	$37.02	$32.20	$34.96	$29.93

Total return	20.71%	17.21%	(6.11)%	19.23%	20.58%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.77%	0.80%	0.85%	0.88%	0.87%

Expenses net of waiver and payments by affiliates	0.74% [c]	0.72% [c]	0.84%	0.88% [d]	0.87% [c,d]

Net investment income (loss)	(0.02)%	(0.05)%	(0.32)%	(0.29)%	(0.40)%

Supplemental data

Net assets, end of year (000’s)	$583,509	$537,193	$256,377	$269,887	$224,469

Portfolio turnover rate	22.68%	47.75%	25.56%	40.64%	36.64%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	43

FRANKLIN STRATEGIC SERIES

Statement of Investments, April 30, 2018

Franklin Growth Opportunities Fund

	Country	Shares	Value
Common Stocks 98.6%
Consumer Discretionary 13.9%
[a] Amazon.com Inc.	United States	195,869	$306,756,317
Aptiv PLC	United States	222,652	18,831,906
[a] Booking Holdings Inc.	United States	25,789	56,168,442
[a] Charter Communications Inc., A	United States	136,921	37,145,298
Las Vegas Sands Corp.	United States	602,866	44,208,164
[a] Netflix Inc.	United States	94,664	29,578,713
The Walt Disney Co.	United States	206,647	20,732,894
Wynn Resorts Ltd.	United States	103,579	19,285,374

			532,707,108

Consumer Staples 3.8%
Constellation Brands Inc., A	United States	262,061	61,094,281
[a] Hostess Brands Inc., A	United States	615,795	8,651,920
[a] Monster Beverage Corp.	United States	754,493	41,497,115
Pinnacle Foods Inc.	United States	564,626	34,103,410

			145,346,726

Energy 1.0%
[a] Diamondback Energy Inc.	United States	314,163	40,354,237

Financials 7.0%
[a] Athene Holding Ltd., A	United States	593,731	29,092,819
The Charles Schwab Corp.	United States	1,199,717	66,800,243
Intercontinental Exchange Inc.	United States	526,269	38,133,452
MarketAxess Holdings Inc.	United States	225,350	44,761,270
S&P Global Inc.	United States	206,927	39,026,432
[a] SVB Financial Group	United States	161,783	48,471,805

			266,286,021

Health Care 10.0%
AbbVie Inc.	United States	193,666	18,698,452
[a] ABIOMED Inc.	United States	130,198	39,183,088
Bristol-Myers Squibb Co.	United States	441,281	23,003,979
[a] Celgene Corp.	United States	425,927	37,098,242
[a] Clovis Oncology Inc.	United States	238,808	10,359,491
[a] Edwards Lifesciences Corp.	United States	380,596	48,472,707
[a] Heron Therapeutics Inc.	United States	1,043,980	31,632,594
[a] Intuitive Surgical Inc.	United States	73,172	32,252,754
Medtronic PLC	United States	220,100	17,636,613
[a] Nevro Corp.	United States	241,600	21,589,376
[a] Revance Therapeutics Inc.	United States	242,812	6,786,595
UnitedHealth Group Inc.	United States	397,500	93,969,000

			380,682,891

Industrials 11.3%
Allegiant Travel Co.	United States	45,773	7,335,123
The Boeing Co.	United States	165,252	55,121,457
[a] CoStar Group Inc.	United States	188,656	69,172,609
Honeywell International Inc.	United States	254,910	36,880,379
[a] IHS Markit Ltd.	United States	828,610	40,709,609
Raytheon Co.	United States	445,756	91,353,235
Rockwell Automation Inc.	United States	159,066	26,171,129
Roper Technologies Inc.	United States	97,063	25,643,074
Stanley Black & Decker Inc.	United States	213,132	30,177,360
[a] Univar Inc.	United States	669,022	18,438,246

44	Annual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Growth Opportunities Fund (continued)

	Country	Shares	Value

Common Stocks (continued)
Industrials (continued)
[a] Verisk Analytics Inc.	United States	271,350	$28,885,208

			429,887,429

Information Technology 46.2%
[a] 2U Inc.	United States	300,774	24,209,299
[a] Adobe Systems Inc.	United States	336,216	74,505,466
[a] Alibaba Group Holding Ltd., ADR	China	162,954	29,093,807
[a] Alphabet Inc., C	United States	141,218	143,665,308
Amphenol Corp., A	United States	104,868	8,778,500
Analog Devices Inc.	United States	302,239	26,400,577
Apple Inc.	United States	1,152,152	190,404,639
Applied Materials Inc.	United States	770,297	38,260,652
[a] Autodesk Inc.	United States	353,747	44,536,747
Broadcom Inc.	United States	233,151	53,489,502
[a] Ceridian HCM Holding Inc.	United States	50,900	1,607,422
[a] DocuSign Inc.	United States	68,000	2,626,840
[a] Electronic Arts Inc.	United States	273,347	32,249,479
[a] Facebook Inc., A	United States	857,491	147,488,452
[a] Fiserv Inc.	United States	403,466	28,589,601
[a] InterXion Holding NV	Netherlands	535,277	34,803,711
Mastercard Inc., A	United States	1,068,453	190,473,116
Microsoft Corp.	United States	1,654,321	154,712,100
Monolithic Power Systems	United States	184,899	21,651,673
NVIDIA Corp.	United States	275,919	62,054,183
[a] Pagseguro Digital Ltd.	Brazil	430,338	14,300,132
[a] PayPal Holdings Inc.	United States	369,633	27,578,318
[a] Pivotal Software Inc., A	United States	110,200	1,988,008
[a] Salesforce.com Inc.	United States	511,929	61,938,290
[a] ServiceNow Inc.	United States	534,542	88,808,808
Tencent Holdings Ltd.	China	708,729	35,306,871
[a] Tyler Technologies Inc.	United States	111,501	24,409,799
Visa Inc., A	United States	1,182,545	150,041,310
Xilinx Inc.	United States	353,548	22,711,923
[a] Zendesk Inc.	United States	587,963	28,663,196

			1,765,347,729

Materials 1.5%
[a] Axalta Coating Systems Ltd.	United States	402,526	12,438,054
Ecolab Inc.	United States	172,925	25,034,352
[a] Ingevity Corp.	United States	254,671	19,566,373

			57,038,779

Real Estate 3.9%
American Tower Corp.	United States	284,880	38,846,237
Equinix Inc.	United States	56,910	23,947,159
[a] SBA Communications Corp., A	United States	529,884	84,903,313

			147,696,709

Total Common Stocks (Cost $1,918,519,599)			3,765,347,629

franklintempleton.com	Annual Report	45

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Growth Opportunities Fund (continued)

	Country	Shares	Value

Preferred Stocks 0.7%
Consumer Discretionary 0.6%
[a,b,c] ClearMotion Inc., pfd., C	United States	2,610,594	$5,664,511
[a,b,c] Proterra Inc., pfd., 5, 144A	United States	2,362,202	13,932,151
[a,b,c] Proterra Inc., pfd., 6, 144A	United States	596,775	3,519,750

			23,116,412

Information Technology 0.1%
[a,b,c] Tanium Inc., pfd., G	United States	805,800	5,074,222

Total Preferred Stocks (Cost $24,702,901)			28,190,634

Total Investments before Short Term Investments (Cost $1,943,222,500)			3,793,538,263

Short Term Investments (Cost $18,556,305) 0.5%

Money Market Funds 0.5%
[d,e] Institutional Fiduciary Trust Money Market Portfolio, 1.30%	United States	18,556,305	18,556,305

Total Investments (Cost $1,961,778,805) 99.8%			3,812,094,568
Other Assets, less Liabilities 0.2%			6,154,095

Net Assets 100.0%			$3,818,248,663

See Abbreviations on page 87.

aNon-income producing.

bFair valued using significant unobservable inputs. See Note 11 regarding fair value measurements.

cSee Note 7 regarding restricted securities.

dSee Note 3(f) regarding investments in affiliated management investment companies.

eThe rate shown is the annualized seven-day effective yield at period end.

46	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

Financial Highlights

Franklin Small Cap Growth Fund

	Year Ended April 30,
	2018	2017		2016	2015	2014

Class A

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$19.60	$16.37		$18.83	$18.20	$14.26

Income from investment operations[a]:

Net investment income (loss)[b]	(0.13)	(0.11)		(0.08)	(0.12)	(0.15)

Net realized and unrealized gains (losses)	3.96	3.34		(2.03)	1.57	4.75

Total from investment operations	3.83	3.23		(2.11)	1.45	4.60

Less distributions from net realized gains	(0.42)	—		(0.35)	(0.82)	(0.66)

Net asset value, end of year	$23.01	$19.60		$16.37	$18.83	$18.20

Total return[c]	19.71%	19.73%		(11.28)%	8.34%	32.40%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.11%	1.10%		1.13%	1.16%	1.20%

Expenses net of waiver and payments by affiliates	1.10% [d]	1.08%	[d]	1.11% [d]	1.16% [e]	1.20% [e]

Net investment income (loss)	(0.61)%	(0.61)%		(0.44)%	(0.66)%	(0.85)%

Supplemental data

Net assets, end of year (000’s)	$665,251	$719,752		$792,072	$1,164,218	$851,317

Portfolio turnover rate	29.82%	29.93%		43.99%	30.15%	40.35%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	47

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Small Cap Growth Fund (continued)

	Year Ended April 30,
	2018	2017		2016	2015	2014

Class C

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$16.71	$14.07		$16.36	$16.03	$12.70

Income from investment operations[a]:

Net investment income (loss)[b]	(0.25)	(0.21)		(0.18)	(0.22)	(0.24)

Net realized and unrealized gains (losses)	3.37	2.85		(1.76)	1.37	4.23

Total from investment operations	3.12	2.64		(1.94)	1.15	3.99

Less distributions from net realized gains	(0.42)	—		(0.35)	(0.82)	(0.66)

Net asset value, end of year	$19.41	$16.71		$14.07	$16.36	$16.03

Total return[c]	18.79%	18.76%		(11.95)%	7.58%	31.57%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.86%	1.85%		1.88%	1.87%	1.90%

Expenses net of waiver and payments by affiliates	1.85% [d]	1.83%	[d]	1.86% [d]	1.87% [e]	1.90% [e]

Net investment income (loss)	(1.36)%	(1.36)%		(1.19)%	(1.37)%	(1.55)%

Supplemental data

Net assets, end of year (000’s)	$132,116	$142,539		$157,175	$225,105	$187,271

Portfolio turnover rate	29.82%	29.93%		43.99%	30.15%	40.35%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

48	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Small Cap Growth Fund (continued)

	Year Ended April 30,
	2018	2017		2016	2015	2014

Class R

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$18.74	$15.70		$18.11	$17.57	$13.81

Income from investment operations[a]:

Net investment income (loss)[b]	(0.17)	(0.15)		(0.12)	(0.16)	(0.18)

Net realized and unrealized gains (losses)	3.78	3.19		(1.94)	1.52	4.60

Total from investment operations	3.61	3.04		(2.06)	1.36	4.42

Less distributions from net realized gains	(0.42)	—		(0.35)	(0.82)	(0.66)

Net asset value, end of year	$21.93	$18.74		$15.70	$18.11	$17.57

Total return	19.37%	19.36%		(11.46)%	8.12%	32.15%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.36%	1.35%		1.38%	1.37%	1.40%

Expenses net of waiver and payments by affiliates	1.35% [c]	1.33%	[c]	1.36% [c]	1.37% [d]	1.40% [d]

Net investment income (loss)	(0.86)%	(0.86)%		(0.69)%	(0.87)%	(1.05)%

Supplemental data

Net assets, end of year (000’s)	$71,398	$79,995		$79,929	$92,455	$51,190

Portfolio turnover rate	29.82%	29.93%		43.99%	30.15%	40.35%
aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

dBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	49

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Small Cap Growth Fund (continued)

	Year Ended April 30,
	2018	2017		2016	2015	2014[a]

Class R6

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$21.06	$17.52		$20.02	$19.21	$14.64

Income from investment operations[b]:

Net investment income (loss)[c]	(0.03)	(0.03)		0.01	(0.03)	(0.06)

Net realized and unrealized gains (losses)	4.27	3.57		(2.16)	1.66	5.29

Total from investment operations	4.24	3.54		(2.15)	1.63	5.23

Less distributions from net realized gains	(0.42)	—		(0.35)	(0.82)	(0.66)

Net asset value, end of year	$24.88	$21.06		$17.52	$20.02	$19.21

Total return	20.23%	20.21%		(10.81)%	8.91%	35.80%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.65%	0.63%		0.63%	0.66%	0.72%

Expenses net of waiver and payments by affiliates	0.63% [d]	0.61%	[d]	0.61% [d]	0.66% [e]	0.72% [e]

Net investment income (loss)	(0.14)%	(0.14)%		0.06%	(0.16)%	(0.37)%

Supplemental data

Net assets, end of year (000’s)	$935,509	$858,972		$846,724	$844,293	$87,777

Portfolio turnover rate	29.82%	29.93%		43.99%	30.15%	40.35%

aFor the year May 1, 2013 (effective date) to April 30, 2014.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

50	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Small Cap Growth Fund (continued)

	Year Ended April 30,
	2018	2017		2016	2015	2014

Advisor Class

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$20.88	$17.41		$19.94	$19.17	$14.94

Income from investment operations[a]:

Net investment income (loss)[b]	(0.08)	(0.07)		(0.04)	(0.07)	(0.11)

Net realized and unrealized gains (losses)	4.23	3.54		(2.14)	1.66	5.00

Total from investment operations	4.15	3.47		(2.18)	1.59	4.89

Less distributions from net realized gains	(0.42)	—		(0.35)	(0.82)	(0.66)

Net asset value, end of year	$24.61	$20.88		$17.41	$19.94	$19.17

Total return	19.97%	19.93%		(11.06)%	8.65%	32.87%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.86%	0.85%		0.88%	0.87%	0.90%

Expenses net of waiver and payments by affiliates	0.85% [c]	0.83%	[c]	0.86% [c]	0.87% [d]	0.90% [d]

Net investment income (loss)	(0.36)%	(0.36)%		(0.19)%	(0.37)%	(0.55)%

Supplemental data

Net assets, end of year (000’s)	$713,135	$805,661		$850,975	$1,077,822	$427,406

Portfolio turnover rate	29.82%	29.93%		43.99%	30.15%	40.35%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

dBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	51

FRANKLIN STRATEGIC SERIES

Statement of Investments, April 30, 2018

Franklin Small Cap Growth Fund

	Shares	Value
Common Stocks 97.8%
Consumer Discretionary 13.0%
[a] At Home Group Inc.	517,400	$18,207,306
[a] Boot Barn Holdings Inc.	1,347,935	26,379,088
[a] Dave & Buster’s Entertainment Inc.	465,600	19,783,344
[a,b,c] DraftKings Inc.	9,905,685	15,076,076
[a,d] Duluth Holdings Inc.	1,161,942	20,159,694
[a] Five Below Inc.	292,400	20,646,364
[a] Grand Canyon Education Inc.	297,600	30,947,424
[a] IMAX Corp.	1,003,600	23,283,520
[a] Laureate Education Inc., A	1,098,800	15,515,056
Lithia Motors Inc.	232,200	22,258,692
[a] M/I Homes Inc.	798,176	24,328,404
[a] Shutterfly Inc.	48,000	3,884,160
[a,d,e] Sportsman’s Warehouse Holdings Inc.	4,162,000	20,768,380
[a] Taylor Morrison Home Corp., A	806,600	19,164,816
Tenneco Inc.	434,200	19,404,398
Wingstop Inc.	591,529	28,902,107

		328,708,829

Consumer Staples 2.5%
[a] Hostess Brands Inc., A	1,991,100	27,974,955
[a] The Simply Good Foods Co.	480,800	6,231,168
[a] Smart & Final Stores Inc.	3,626,062	18,492,916
[a] TreeHouse Foods Inc.	262,200	10,094,700

		62,793,739

Energy 2.3%
[a] Callon Petroleum Co.	1,333,200	18,544,812
[a,d] Liberty Oilfield Services Inc.	1,051,700	20,970,898
[a,d] Resolute Energy Corp.	432,100	14,427,819
[a] Superior Energy Services Inc.	369,500	3,964,735

		57,908,264

Financials 9.1%
Chemical Financial Corp.	447,223	24,548,071
Evercore Inc.	231,400	23,429,250
[a] FGL Holdings., A	1,305,200	12,438,556
Houlihan Lokey Inc.	400,500	17,822,250
LegacyTexas Financial Group Inc.	497,000	20,411,790
MB Financial Inc.	680,100	28,985,862
[a] Metropolitan Bank Holding Corp.	310,261	14,684,653
Pinnacle Financial Partners Inc.	499,804	32,012,446
[a] PRA Group Inc.	571,500	20,345,400
[a] Western Alliance Bancorp	593,600	35,010,528

		229,688,806

Health Care 23.6%
[a] Aclaris Therapeutics Inc.	841,758	14,941,205
[a] American Renal Associates Holdings Inc.	863,800	12,654,670
[a] Amicus Therapeutics Inc.	1,198,900	16,964,435
[a,e] Aratana Therapeutics Inc.	2,697,019	13,889,648
[a] Argenx SE, ADR (Netherlands)	89,300	7,824,466
[a] Array BioPharma Inc.	1,507,500	20,441,700
[a] Ascendis Pharma AS, ADR (Denmark)	115,900	7,302,859
[a] AveXis Inc.	99,685	21,199,012

52	Annual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Small Cap Growth Fund (continued)

	Shares	Value
Common Stocks (continued)
Health Care (continued)
[a] Clovis Oncology Inc.	211,700	$9,183,546
[a] Collegium Pharmaceutical Inc.	394,700	9,334,655
[a] Corium International Inc.	851,750	8,415,290
[a] DexCom Inc.	582,600	42,634,668
[a] Dynavax Technologies Corp.	837,600	14,197,320
[a] Foamix Pharmaceuticals Ltd. (Israel)	457,580	2,191,808
[a] G1 Therapeutics Inc.	148,800	5,706,480
[a] Global Blood Therapeutics Inc.	173,300	7,651,195
[a] HealthEquity Inc.	236,316	15,518,872
[a] Heron Therapeutics Inc.	940,793	28,506,028
[a] Integer Holdings Corp.	597,700	32,813,730
[a] Iovance Biotherapeutics Inc.	1,384,500	20,075,250
[a] iRhythm Technologies Inc.	645,997	37,564,726
[a] Karyopharm Therapeutics Inc.	767,086	10,033,485
[a] Loxo Oncology Inc.	77,458	9,752,737
[a] Neogen Corp.	457,266	31,162,678
[a] NeoGenomics Inc.	1,397,500	13,388,050
[a,d] Neos Therapeutics Inc.	608,738	5,052,525
[a] Nevro Corp.	532,800	47,611,008
[a,d] Odonate Therapeutics Inc.	383,200	8,077,856
[a] Penumbra Inc.	147,500	18,341,625
[a] Pfenex Inc.	1,175,631	6,536,508
[a] Revance Therapeutics Inc.	871,492	24,358,201
[a] Sage Therapeutics Inc.	135,700	19,529,944
[a] TG Therapeutics Inc.	875,000	12,556,250
[a,d] TherapeuticsMD Inc.	2,522,400	13,873,200
[a] Tivity Health Inc.	680,778	24,473,969

		593,759,599

Industrials 17.4%
Allegiant Travel Co.	238,948	38,291,417
Altra Industrial Motion Corp.	666,400	27,755,560
[a] Astronics Corp.	924,019	33,800,615
[a] Beacon Roofing Supply Inc.	624,700	30,579,065
Cubic Corp.	536,300	33,116,525
[a] Echo Global Logistics Inc.	681,825	18,613,823
Granite Construction Inc.	369,143	19,335,710
Kennametal Inc.	755,700	27,545,265
[a,e] The KeyW Holding Corp.	3,430,282	26,550,383
[a] Mercury Systems Inc.	1,056,900	33,905,352
Mobile Mini Inc.	672,300	28,236,600
[a] SAIA Inc.	266,400	17,595,720
[a] Spirit Airlines Inc.	809,100	28,901,052
Steelcase Inc., A	251,083	3,326,850
[a] Univar Inc.	1,080,532	29,779,462
US Ecology Inc.	760,065	40,511,464

		437,844,863

Information Technology 27.6%
[a] 2U Inc.	557,172	44,846,774
[a] Alarm.com Holdings Inc.	652,924	26,365,071
[a] Altair Engineering Inc.	134,762	3,905,403
[a] Ceridian HCM Holding Inc.	34,100	1,076,878

franklintempleton.com	Annual Report	53

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Small Cap Growth Fund (continued)

	Shares	Value

Common Stocks (continued)
Information Technology (continued)
[a] Envestnet Inc.	558,522	$30,327,745
[a] Guidewire Software Inc.	405,700	34,330,334
[a] Hubspot Inc.	306,229	32,429,651
[a] Inphi Corp.	1,237,700	35,373,466
[a] Integrated Device Technology Inc.	1,428,100	39,744,023
[a] InterXion Holding NV (Netherlands)	543,395	35,331,543
[a] Lattice Semiconductor Corp.	4,343,900	23,543,938
[a,d] MACOM Technology Solutions Holdings Inc.	345,463	5,741,595
ManTech International Corp., A	403,000	23,813,270
Monolithic Power Systems	222,200	26,019,620
[a] Nanometrics Inc.	804,500	19,967,690
[a] Orbotech Ltd. (Israel)	379,300	22,158,706
[a] Paylocity Holding Corp.	517,032	28,245,458
[a] Pure Storage Inc., A	1,078,500	21,818,055
[a] Q2 Holdings Inc.	686,900	33,829,825
[a] RealPage Inc.	518,100	27,718,350
[a] Smartsheet Inc. A	52,800	1,019,040
[a] Twilio Inc., A	769,602	32,484,900
[a] ViaSat Inc.	492,183	31,489,868
[a] WEX Inc.	181,000	29,307,520
[a] Wix.com Ltd. (Israel)	446,200	36,699,950
[a] Zendesk Inc.	828,814	40,404,683
[a,d] Zscaler Inc.	196,300	5,867,407

		693,860,763

Materials 1.0%
[a] Ingevity Corp.	333,800	25,645,854

Real Estate 1.3%
Coresite Realty Corp.	315,700	32,864,370

Total Common Stocks (Cost $1,805,482,367)		2,463,075,087

Preferred Stocks 1.7%
Consumer Discretionary 1.0%
[a,b,c] Proterra Inc., pfd., 5, 144A	1,787,047	10,539,916
[a,b,c] Proterra Inc., pfd., 6, 144A	1,310,834	7,731,235
[a,b,c] Tula Technology Inc., E	3,611,111	6,750,780

		25,021,931

Information Technology 0.7%
[a,b,c] Smule Inc., pfd., G, 144A	1,542,673	13,537,775
[a,b,c] Smule Inc., pfd., H, 144A	352,675	3,240,948

		16,778,723

Total Preferred Stocks (Cost $36,861,829)		41,800,654

Total Investments before Short Term Investments (Cost $1,842,344,196)		2,504,875,741

Short Term Investments 3.6%

Money Market Funds (Cost $15,082,060) 0.6%
[f,g] Institutional Fiduciary Trust Money Market Portfolio, 1.30%	15,082,060	15,082,060

54	Annual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Small Cap Growth Fund (continued)

	Shares	Value

Short Term Investments (continued)

[h] Investments from Cash Collateral Received for Loaned Securities (Cost $76,587,584) 3.0%
Money Market Funds 3.0%
[f,g] Institutional Fiduciary Trust Money Market Portfolio, 1.30%	76,587,584	$76,587,584

Total Investments (Cost $1,934,013,840) 103.1%		2,596,545,385
Other Assets, less Liabilities (3.1)%		(79,136,215)

Net Assets 100.0%		$2,517,409,170

aNon-income producing.

bFair valued using significant unobservable inputs. See Note 11 regarding fair value measurements.

cSee Note 7 regarding restricted securities.

dA portion or all of the security is on loan at April 30, 2018. See Note 1(d).

eSee Note 9 regarding holdings of 5% voting securities.

fSee Note 3(f) regarding investments in affiliated management investment companies.

gThe rate shown is the annualized seven-day effective yield at period end.

hSee Note 1(d) regarding securities on loan.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	55

FRANKLIN STRATEGIC SERIES

Financial Highlights

Franklin Small-Mid Cap Growth Fund

		Year Ended April 30,
	2018	2017	2016	2015	2014
Class A

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$34.35	$31.84	$38.38	$40.42	$38.01

Income from investment operations[a]:

Net investment income (loss)[b]	(0.15)	(0.11)	(0.03)[c]	(0.14)	(0.20)

Net realized and unrealized gains (losses)	4.97	4.73	(3.37)	5.71	8.39

Total from investment operations	4.82	4.62	(3.40)	5.57	8.19

Less distributions from net realized gains	(3.10)	(2.11)	(3.14)	(7.61)	(5.78)

Net asset value, end of year	$36.07	$34.35	$31.84	$38.38	$40.42

Total return[d]	14.28%	15.01%	(9.02)%	15.78%	21.99%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.02%	0.95%	0.96%	0.94%	0.96%

Expenses net of waiver and payments by affiliates	1.00% [e]	0.94% [e]	0.95% [e]	0.94% [f]	0.96% [e,f]

Net investment income (loss)	(0.41)%	(0.34)%	(0.08)% [c]	(0.35)%	(0.48)%

Supplemental data

Net assets, end of year (000’s)	$2,262,471	$2,303,113	$2,231,822	$2,535,853	$2,371,448

Portfolio turnover rate	38.35%	35.46%	38.72%	47.98%	40.82%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.11 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.38)%.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

56	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Small-Mid Cap Growth Fund (continued)

	Year Ended April 30,
	2018	2017	2016	2015	2014
Class C

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$25.59	$24.40	$30.43	$33.78	$32.80

Income from investment operations[a]:

Net investment income (loss)[b]	(0.31)	(0.27)	(0.23)[c]	(0.36)	(0.43)

Net realized and unrealized gains (losses)	3.66	3.57	(2.66)	4.62	7.19

Total from investment operations	3.35	3.30	(2.89)	4.26	6.76

Less distributions from net realized gains	(3.10)	(2.11)	(3.14)	(7.61)	(5.78)

Net asset value, end of year	$25.84	$25.59	$24.40	$30.43	$33.78

Total return[d]	13.39%	14.15%	(9.72)%	14.96%	21.04%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.77%	1.70%	1.71%	1.69%	1.71%

Expenses net of waiver and payments by affiliates	1.75% [e]	1.69% [e]	1.70% [e]	1.69% [f]	1.71%	[e,f]

Net investment income (loss)	(1.16)%	(1.09)%	(0.83)% [c]	(1.10)%	(1.23)%

Supplemental data

Net assets, end of year (000’s)	$334,769	$371,262	$377,024	$448,722	$404,923

Portfolio turnover rate	38.35%	35.46%	38.72%	47.98%	40.82%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.11 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (1.13)%.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	57

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Small-Mid Cap Growth Fund (continued)

	Year Ended April 30,
	2018	2017	2016	2015	2014
Class R

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$31.87	$29.75	$36.18	$38.61	$36.61

Income from investment operations[a]:

Net investment income (loss)[b]	(0.22)	(0.18)	(0.11)[c]	(0.23)	(0.29)

Net realized and unrealized gains (losses)	4.60	4.41	(3.18)	5.41	8.07

Total from investment operations	4.38	4.23	(3.29)	5.18	7.78

Less distributions from net realized gains	(3.10)	(2.11)	(3.14)	(7.61)	(5.78)

Net asset value, end of year	$33.15	$31.87	$29.75	$36.18	$38.61

Total return	14.00%	14.70%	(9.24)%	15.52%	21.66%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.26%	1.19%	1.21%	1.19%	1.21%

Expenses net of waiver and payments by affiliates	1.24% [d]	1.18% [d]	1.20% [d]	1.19% [e]	1.21% [d,e]

Net investment income (loss)	(0.65)%	(0.58)%	(0.33)% [c]	(0.60)%	(0.73)%

Supplemental data

Net assets, end of year (000’s)	$70,692	$81,864	$86,989	$96,593	$85,921

Portfolio turnover rate	38.35%	35.46%	38.72%	47.98%	40.82%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.11 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.63)%.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

58	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Small-Mid Cap Growth Fund (continued)

	Year Ended April 30,
	2018		2017		2016		2015		2014[a]
Class R6

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$37.51		$34.43		$41.04		$42.53		$38.96

Income from investment operations[b]:

Net investment income[c]	0.05		0.05		0.15	[d]	0.05		0.01

Net realized and unrealized gains (losses)	5.45		5.14		(3.62)		6.07		9.34

Total from investment operations	5.50		5.19		(3.47)		6.12		9.35

Less distributions from net realized gains	(3.10)		(2.11)		(3.14)		(7.61)		(5.78)

Net asset value, end of year	$39.91		$37.51		$34.43		$41.04		$42.53

Total return	14.90%		15.51%		(8.54)%		16.32%		24.43%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.50%		0.48%		0.48%		0.48%		0.47%

Expenses net of waiver and payments by affiliates	0.47%	[e]	0.47%	[e]	0.47%	[e]	0.48%	[f]	0.47%	[e,f]

Net investment income	0.12%		0.13%		0.40%	[d]	0.11%		0.01%

Supplemental data

Net assets, end of year (000’s)	$275,835		$222,577		$242,237		$206,548		$157,153

Portfolio turnover rate	38.35%		35.46%		38.72%		47.98%		40.82%

aFor the year May 1, 2013 (effective date) to April 30, 2014.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $0.11 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.10%.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	59

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Small-Mid Cap Growth Fund (continued)

	Year Ended April 30,
	2018	2017	2016	2015	2014

Advisor Class

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$37.11	$34.15	$40.83	$42.44	$39.56

Income from investment operations[a]:

Net investment income (loss)[b]	(0.06)	(0.03)	0.06 [c]	(0.04)	(0.10)

Net realized and unrealized gains (losses)	5.38	5.10	(3.60)	6.04	8.76

Total from investment operations	5.32	5.07	(3.54)	6.00	8.66

Less distributions from net realized gains	(3.10)	(2.11)	(3.14)	(7.61)	(5.78)

Net asset value, end of year	$39.33	$37.11	$34.15	$40.83	$42.44

Total return	14.57%	15.28%	(8.79)%	16.09%	22.30%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.77%	0.70%	0.71%	0.69%	0.71%

Expenses net of waiver and payments by affiliates	0.75% [d]	0.69% [d]	0.70% [d]	0.69% [e]	0.71% [d,e]

Net investment income (loss)	(0.16)%	(0.09)%	0.17%[c]	(0.10)%	(0.23)%

Supplemental data

Net assets, end of year (000’s)	$520,842	$584,840	$551,176	$708,617	$650,426

Portfolio turnover rate	38.35%	35.46%	38.72%	47.98%	40.82%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.11 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.13)%.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

60	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

Statement of Investments, April 30, 2018

Franklin Small-Mid Cap Growth Fund

	Shares	Value
Common Stocks 96.9%
Consumer Discretionary 14.8%
Aptiv PLC	508,000	$42,966,640
[a] Burlington Stores Inc.	236,200	32,087,770
[a] Dollar Tree Inc.	492,500	47,225,825
Dominos Pizza Inc.	151,000	36,501,230
[a,b,c] DraftKings Inc.	7,974,537	12,136,942
Expedia Group Inc.	258,500	29,763,690
[a] Grand Canyon Education Inc.	369,000	38,372,310
Hasbro Inc.	141,000	12,420,690
[a] Liberty Broadband Corp., C	294,500	20,877,105
MGM Resorts International	270,000	8,483,400
Newell Brands Inc.	409,376	11,311,059
[a] Norwegian Cruise Line Holdings Ltd.	335,800	17,955,226
[a] NVR Inc.	14,000	43,400,000
[a] O’Reilly Automotive Inc.	103,300	26,452,031
Ross Stores Inc.	587,700	47,515,545
Thor Industries Inc.	176,500	18,733,710
Tractor Supply Co.	261,900	17,809,200
Vail Resorts Inc.	99,500	22,816,345
Wynn Resorts Ltd.	144,000	26,811,360

		513,640,078

Consumer Staples 3.2%
Church & Dwight Co. Inc.	721,800	33,347,160
[a] Hostess Brands Inc., A	716,300	10,064,015
Lamb Weston Holdings Inc.	180,000	11,757,600
[a] Monster Beverage Corp.	538,900	29,639,500
Pinnacle Foods Inc.	442,000	26,696,800

		111,505,075

Energy 2.3%
Cabot Oil & Gas Corp., A	779,010	18,626,129
[a] Concho Resources Inc.	171,700	26,992,957
[a,d] Jagged Peak Energy Inc.	1,560,000	22,354,800
[d] RPC Inc.	567,000	10,211,670

		78,185,556

Financials 8.6%
Affiliated Managers Group Inc.	61,100	10,072,946
Arthur J. Gallagher & Co.	659,000	46,123,410
CBOE Global Markets Inc.	272,000	29,044,160
First Republic Bank	350,000	32,504,500
MarketAxess Holdings Inc.	151,500	30,092,445
Moody’s Corp.	211,000	34,224,200
MSCI Inc.	64,000	9,589,120
The Progressive Corp.	436,000	26,286,440
[a] SVB Financial Group	149,100	44,671,851
[a] Western Alliance Bancorp.	175,000	10,321,500
Willis Towers Watson PLC	154,000	22,870,540

		295,801,112

Health Care 12.9%
[a] ABIOMED Inc.	47,500	14,295,125
[a] Agios Pharmaceuticals Inc.	50,000	4,195,500
[a] Alkermes PLC	154,000	6,817,580

franklintempleton.com	Annual Report	61

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Small-Mid Cap Growth Fund (continued)

	Shares	Value
Common Stocks (continued)
Health Care (continued)
[a] Alnylam Pharmaceuticals Inc.	70,000	$6,617,100
[a] BioMarin Pharmaceutical Inc.	200,766	16,765,969
[a] Centene Corp.	127,000	13,789,660
[a] Cerner Corp.	458,502	26,707,741
[a] DexCom Inc.	308,314	22,562,419
[a] Edwards Lifesciences Corp.	494,600	62,992,256
[a] Exelixis Inc.	356,600	7,424,411
[a] Hologic Inc.	860,000	33,359,400
[a] Illumina Inc.	165,000	39,753,450
[a] Incyte Corp.	196,614	12,178,271
[a] Insulet Corp.	284,217	24,442,662
[a] Ionis Pharmaceuticals Inc.	107,000	4,604,210
[a] iRhythm Technologies Inc.	191,450	11,132,818
[a] Jazz Pharmaceuticals PLC	61,000	9,274,440
[a] Mettler-Toledo International Inc.	71,500	40,034,995
[a] Neurocrine Biosciences Inc.	152,342	12,351,889
[a] Nevro Corp.	221,500	19,793,240
[a] Penumbra Inc.	136,647	16,992,054
[a] Revance Therapeutics Inc.	344,100	9,617,595
[a] Seattle Genetics Inc.	94,500	4,837,455
[a] Waters Corp.	146,000	27,507,860

		448,048,100

Industrials 18.1%
Allegiant Travel Co.	71,609	11,475,342
BWX Technologies Inc.	334,000	22,645,200
[a] CoStar Group Inc.	147,000	53,899,020
Fortive Corp.	393,100	27,638,861
Heico Corp.	127,375	11,189,894
Hexcel Corp.	597,809	39,736,364
IDEX Corp.	175,000	23,390,500
[a] IHS Markit Ltd.	861,815	42,340,971
J.B. Hunt Transport Services Inc.	281,000	32,997,830
[a] Mercury Systems Inc.	343,000	11,003,440
Old Dominion Freight Line Inc.	143,000	19,141,980
Republic Services Inc.	427,000	27,618,360
Rockwell Automation Inc.	331,000	54,459,430
Roper Technologies Inc.	327,530	86,530,151
Stanley Black & Decker Inc.	234,000	33,132,060
Textron Inc.	329,800	20,493,772
[a] TransUnion	65,000	4,219,150
[a] Univar Inc.	922,000	25,410,320
[a] Verisk Analytics Inc.	483,000	51,415,350
[a] WABCO Holdings Inc.	226,000	29,151,740

		627,889,735

Information Technology 29.9%
[a] 2U Inc.	920,000	74,050,800
[a] Alarm.com Holdings Inc.	402,000	16,232,760
Amphenol Corp., A	440,000	36,832,400
Analog Devices Inc.	514,000	44,897,900
[a] ANSYS Inc.	108,000	17,459,280
[a] Arista Networks Inc.	20,000	5,291,000

62	Annual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Small-Mid Cap Growth Fund (continued)

	Shares	Value
Common Stocks (continued)
Information Technology (continued)
[a] Atlassian Corp. PLC (Australia)	275,200	$15,405,696
[a] Autodesk Inc.	415,000	52,248,500
[a] Black Knight Inc.	220,000	10,703,000
[a] Ceridian HCM Holding Inc.	46,600	1,471,628
Cognex Corp.	861,000	39,821,250
[a] Coherent Inc.	43,000	7,233,460
[a] DocuSign Inc.	62,500	2,414,375
DXC Technology Co.	307,000	31,639,420
[a] FleetCor Technologies Inc.	172,000	35,652,160
[a] GoDaddy Inc., A	956,800	61,771,008
[a] Guidewire Software Inc.	244,000	20,647,280
[a,d] Inphi Corp.	595,000	17,005,100
[a] Integrated Device Technology Inc.	667,000	18,562,610
[a] InterXion Holding NV (Netherlands)	356,000	23,147,120
KLA-Tencor Corp.	335,000	34,082,900
Lam Research Corp.	216,000	39,972,960
LogMeIn Inc.	228,000	25,125,600
Microchip Technology Inc.	550,000	46,013,000
Monolithic Power Systems	190,000	22,249,000
[a] Q2 Holdings Inc.	181,700	8,948,725
[a] Red Hat Inc.	219,000	35,710,140
[a] ServiceNow Inc.	379,000	62,967,060
Skyworks Solutions Inc.	81,000	7,027,560
[a] Smartsheet Inc. A	71,700	1,383,810
[a] Square Inc., A	459,000	21,729,060
Symantec Corp.	624,000	17,340,960
[a] Synopsys Inc.	112,000	9,577,120
[a] Trimble Inc.	98,000	3,390,800
[a,d] ViaSat Inc.	442,050	28,282,359
[a] Wix.com Ltd. (Israel)	242,000	19,904,500
[a] Workday Inc., A	350,000	43,694,000
[a] Worldpay Inc., A	818,700	66,494,814
Xilinx Inc.	80,000	5,139,200
[a] Zscaler Inc.	182,000	5,439,980

		1,036,960,295

Materials 3.8%
Albemarle Corp.	140,000	13,574,400
Avery Dennison Corp.	197,000	20,647,570
[a] Axalta Coating Systems Ltd.	940,203	29,052,273
[a] Ingevity Corp.	276,780	21,265,007
Packaging Corp. of America	179,500	20,766,355
Vulcan Materials Co.	232,000	25,912,080

		131,217,685

Real Estate 3.3%
[a] CBRE Group Inc.	677,100	30,679,401
Equinix Inc.	68,778	28,941,095
[a] SBA Communications Corp., A	340,000	54,478,200

		114,098,696

Total Common Stocks (Cost $2,291,601,856)		3,357,346,332

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FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Small-Mid Cap Growth Fund (continued)

	Shares	Value

Preferred Stocks (Cost $7,135,914) 0.3%
Consumer Discretionary 0.3%
[a,b,c] Proterra Inc., pfd., 5, 144A	1,416,913	$8,356,883

Total Investments before Short Term Investments (Cost $2,298,737,770)		3,365,703,215

Short Term Investments 4.1%

Money Market Funds (Cost $114,742,583) 3.3%
[e,f] Institutional Fiduciary Trust Money Market Portfolio, 1.30%	114,742,583	114,742,583

[g] Investments from Cash Collateral Received for Loaned Securities (Cost $28,485,775) 0.8%
Money Market Funds 0.8%
[e,f] Institutional Fiduciary Trust Money Market Portfolio, 1.30%	28,485,775	28,485,775

Total Investments (Cost $2,441,966,128) 101.3%		3,508,931,573
Other Assets, less Liabilities (1.3)%		(44,322,359)

Net Assets 100.0%		$3,464,609,214

aNon-income producing.

bFair valued using significant unobservable inputs. See Note 11 regarding fair value measurements.

cSee Note 7 regarding restricted securities.

dA portion or all of the security is on loan at April 30, 2018. See Note 1(d).

eSee Note 3(f) regarding investments in affiliated management investment companies.

fThe rate shown is the annualized seven-day effective yield at period end.

gSee Note 1(d) regarding securities on loan.

64	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

Financial Statements

Statements of Assets and Liabilities

April 30, 2018

	Franklin Focused Core Equity Fund	Franklin Growth Opportunities Fund	Franklin Small Cap Growth Fund	Franklin Small-Mid Cap Growth Fund
Assets:
+Investments in securities:
Cost - Unaffiliated issuers	$87,210,175	$1,943,222,500	$1,740,869,131	$2,298,737,770
Cost - Non-controlled affiliates (Note 3f and 9)	761,261	18,556,305	193,144,709	143,228,358

Value - Unaffiliated issuers	$94,576,942	$3,793,538,263	$2,443,667,330	$3,365,703,215
Value - Non-controlled affiliates (Note 3f and 9)	761,261	18,556,305	152,878,055	143,228,358
Receivables:
Investment securities sold	—	12,570,839	2,404,342	5,428,715
Capital shares sold	8,052	2,198,972	2,943,668	4,631,228
Dividends	8,982	1,020,914	254,993	186,198
Other assets	68	3,233	2,167	3,016

Total assets	95,355,305	3,827,888,526	2,602,150,555	3,519,180,730

Liabilities:
Payables:
Investment securities purchased	—	1,972,000	2,913,925	14,467,857
Capital shares redeemed	57,843	3,296,829	2,749,755	5,952,601
Management fees	51,129	1,702,770	1,276,949	1,270,106
Distribution fees	28,639	842,370	279,557	778,804
Transfer agent fees	11,758	1,687,903	838,456	3,449,897
Payable upon return of securities loaned	—	—	76,587,584	28,485,775
Accrued expenses and other liabilities	12,542	137,991	95,159	166,476

Total liabilities	161,911	9,639,863	84,741,385	54,571,516

Net assets, at value	$95,193,394	$3,818,248,663	$2,517,409,170	$3,464,609,214

Net assets consist of:
Paid-in capital	$75,167,018	$1,804,660,295	$1,648,203,228	$2,222,418,316
Accumulated net investment loss	(243,541)	(4,268,478)	(2,644,648)	—
Net unrealized appreciation (depreciation)	7,366,767	1,850,315,763	662,531,545	1,066,965,445
Accumulated net realized gain (loss)	12,903,150	167,541,083	209,319,045	175,225,453

Net assets, at value	$95,193,394	$3,818,248,663	$2,517,409,170	$3,464,609,214

+Includes securities loaned	$ —	$ —	$ 74,361,292	$ 27,587,752

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	65

FRANKLIN STRATEGIC SERIES

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

April 30, 2018

	Franklin Focused Core Equity Fund	Franklin Growth Opportunities Fund	Franklin Small Cap Growth Fund	Franklin Small-Mid Cap Growth Fund
Class A:
Net assets, at value	$65,564,676	$2,428,175,151	$665,251,476	$2,262,471,038
Shares outstanding	4,017,631	62,939,697	28,912,172	62,723,460
Net asset value per share[a]	$16.32	$38.58	$23.01	$36.07
Maximum offering price per share (net asset value per share ÷ 94.25%)	$17.32	$40.93	$24.41	$38.27
Class C:
Net assets, at value	$18,102,689	$ 400,294,964	$132,115,595	$ 334,769,149
Shares outstanding	1,174,219	12,253,585	6,806,928	12,956,921
Net asset value and maximum offering price per share[a]	$15.42	$32.67	$19.41	$25.84
Class R:
Net assets, at value	$ 136,556	$ 36,581,803	$ 71,398,126	$ 70,692,328
Shares outstanding	8,490	990,478	3,256,031	2,132,687
Net asset value and maximum offering price per share	$16.08	$36.93	$21.93	$33.15
Class R6:
Net assets, at value	$ 939,265	$ 369,688,172	$935,509,456	$ 275,835,180
Shares outstanding	56,454	8,849,260	37,597,733	6,911,864
Net asset value and maximum offering price per share	$16.64	$41.78	$24.88	$39.91
Advisor Class:
Net assets, at value	$10,450,208	$ 583,508,573	$713,134,517	$ 520,841,519
Shares outstanding	630,700	14,114,220	28,974,416	13,242,210
Net asset value and maximum offering price per share	$16.57	$41.34	$24.61	$39.33

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

66	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

FINANCIAL STATEMENTS

Statements of Operations

for the year ended April 30, 2018

	Franklin Focused Core Equity Fund	Franklin Growth Opportunities Fund	Franklin Small Cap Growth Fund	Franklin Small-Mid Cap Growth Fund
Investment income:
Dividends:
Unaffiliated issuers	$ 1,033,216	$ 26,387,305	$ 10,103,830	$ 20,116,012
Non-controlled affiliates (Note 3f and 9)	11,532	179,631	274,041	775,712
Interest:
Unaffiliated issuers	—	—	—	8,968
Income from securities loaned (net of fees and rebates)	—	54,353	2,025,570	333,966
Other income	—	—	42,949	42,629

Total investment income	1,044,748	26,621,289	12,446,390	21,277,287

Expenses:
Management fees (Note 3a)	990,051	20,300,651	15,923,403	16,365,146
Distribution fees: (Note 3c)
Class A	175,467	5,914,629	1,729,721	5,849,712
Class C	190,785	3,973,705	1,344,823	3,509,166
Class R	745	223,150	371,868	384,604
Transfer agent fees: (Note 3e)
Class A	142,175	4,819,289	1,571,231	6,692,176
Class C	38,745	809,475	305,322	1,003,655
Class R	365	91,525	169,546	222,962
Class R6	749	46,097	206,560	64,931
Advisor Class	25,101	1,160,834	1,738,551	1,569,804
Custodian fees (Note 4)	3,703	42,234	21,197	29,500
Reports to shareholders	12,964	314,878	95,222	288,413
Registration and filing fees	80,023	130,429	104,316	161,043
Professional fees	44,534	75,177	84,457	83,521
Trustees’ fees and expenses	1,184	38,443	27,832	37,906
Other	7,746	69,964	51,718	65,560

Total expenses	1,714,337	38,010,480	23,745,767	36,328,099
Expense reductions (Note 4)	(152)	(2,262)	(1,085)	(23)
Expenses waived/paid by affiliates (Note 3f and 3g)	(309,896)	(1,125,366)	(462,951)	(480,505)

Net expenses	1,404,289	36,882,852	23,281,731	35,847,571

Net investment income (loss)	(359,541)	(10,261,563)	(10,835,341)	(14,570,284)

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	23,059,805	289,836,956	347,278,699	393,654,159
Written options	7,133	—	—	—
Foreign currency transactions	3,864	3,377	—	36

Net realized gain (loss)	23,070,802	289,840,333	347,278,699	393,654,195

Net change in unrealized appreciation (depreciation) on: Investments:
Unaffiliated issuers	(15,755,359)	405,837,652	135,306,576	100,694,860
Non-controlled affiliates (Note 3f and 9)	—	—	(3,652,123)	—

Net change in unrealized appreciation (depreciation)	(15,755,359)	405,837,652	131,654,453	100,694,860

Net realized and unrealized gain (loss)	7,315,443	695,677,985	478,933,152	494,349,055

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	67

FRANKLIN STRATEGIC SERIES

FINANCIAL STATEMENTS

Statements of Operations (continued)

for the year ended April 30, 2018

	Franklin Focused Core Equity Fund	Franklin Growth Opportunities Fund	Franklin Small Cap Growth Fund	Franklin Small-Mid Cap Growth Fund
Net increase (decrease) in net assets resulting from operations	$6,955,902	$685,416,422	$468,097,811	$479,778,771

68	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Focused Core Equity Fund		Franklin Growth Opportunities Fund
	Year Ended April 30,		Year Ended April 30,
	2018	2017	2018	2017
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(359,541)	$(90,591)	$(10,261,563)	$(8,309,467)
Net realized gain (loss)	23,070,802	(314,124)	289,840,333	270,084,144
Net change in unrealized appreciation (depreciation)	(15,755,359)	20,899,832	405,837,652	141,390,491
Net increase (decrease) in net assets resulting from operations	6,955,902	20,495,117	685,416,422	403,165,168
Distributions to shareholders from:
Net realized gains:
Class A	—	—	(189,384,206)	(44,859,072)
Class C	—	—	(36,890,234)	(8,913,159)
Class R	—	—	(3,861,226)	(1,075,523)
Class R6	—	—	(26,495,718)	(5,023,963)
Advisor Class	—	—	(42,059,463)	(9,033,594)
Total distributions to shareholders	—	—	(298,690,847)	(68,905,311)
Capital share transactions: (Note 2)
Class A	(17,113,814)	(35,011,790)	(91,864,958)	1,519,824,161
Class C	(3,442,504)	(7,689,560)	(23,626,956)	218,581,841
Class R	(43,959)	(130,011)	(18,366,509)	4,640,014
Class R6	(19,406,366)	(16,295,505)	41,353,334	22,457,460
Advisor Class	(3,475,298)	100,080	(18,372,365)	224,101,152
Total capital share transactions	(43,481,941)	(59,026,786)	(110,877,454)	1,989,604,628
Net increase (decrease) in net assets	(36,526,039)	(38,531,669)	275,848,121	2,323,864,485
Net assets:
Beginning of year	131,719,433	170,251,102	3,542,400,542	1,218,536,057
End of year	$95,193,394	$131,719,433	$3,818,248,663	$3,542,400,542
Accumulated net investment loss included in net assets:
End of year	$(243,541)	$(57,895)	$(4,268,478)	$(3,796,709)

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	69

FRANKLIN STRATEGIC SERIES

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Small Cap Growth Fund		Franklin Small-Mid Cap Growth Fund
	Year Ended April 30,		Year Ended April 30,
	2018	2017	2018	2017
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(10,835,341)	$(11,583,844)	$(14,570,284)	$(12,367,765)
Net realized gain (loss)	347,278,699	111,251,692	393,654,195	296,137,194
Net change in unrealized appreciation (depreciation)	131,654,453	397,379,604	100,694,860	204,507,795
Net increase (decrease) in net assets resulting from operations	468,097,811	497,047,452	479,778,771	488,277,224
Distributions to shareholders from:
Net realized gains:
Class A	(13,026,727)	—	(188,183,859)	(136,505,889)
Class C	(2,968,851)	—	(37,764,936)	(29,638,216)
Class R	(1,455,647)	—	(6,640,970)	(5,497,412)
Class R6	(16,214,723)	—	(21,566,773)	(12,322,477)
Advisor Class	(13,459,989)	—	(39,628,357)	(31,556,678)
Total distributions to shareholders	(47,125,937)	—	(293,784,895)	(215,520,672)
Capital share transactions: (Note 2)
Class A	(165,302,683)	(210,965,256)	(165,123,618)	(104,570,061)
Class C	(30,398,855)	(40,612,322)	(43,224,469)	(25,199,072)
Class R	(20,277,000)	(14,134,257)	(14,958,409)	(11,196,875)
Class R6	(75,776,145)	(157,322,943)	39,199,957	(42,853,407)
Advisor Class	(218,726,187)	(193,970,739)	(100,935,015)	(14,527,511)
Total capital share transactions	(510,480,870)	(617,005,517)	(285,041,554)	(198,346,926)
Net increase (decrease) in net assets	(89,508,996)	(119,958,065)	(99,047,678)	74,409,626
Net assets:
Beginning of year	2,606,918,166	2,726,876,231	3,563,656,892	3,489,247,266
End of year	$2,517,409,170	$2,606,918,166	$3,464,609,214	$3,563,656,892
Accumulated net investment loss included in net assets:
End of year	$(2,644,648)	$(4,025,448)	$—	$(2,048,836)

70	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

Franklin Strategic Series (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eight separate funds, four of which are included in this report (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Funds offer five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

Franklin Small Cap Growth Fund was closed to new investors with limited exceptions effective at the close of market February 12, 2015. Effective April 28, 2017, the fund opened Class R6 shares to new investors who are eligible to purchase Class R6 shares.

On June 1, 2018, Franklin Focused Core Equity Fund was renamed Franklin Select U.S. Equity Fund.

The following summarizes the Funds’ significant accounting policies.

a.  Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Funds’ business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question

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1.  Organization and Significant Accounting Policies (continued)

a.  Financial Instrument Valuation (continued)

the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Funds’ NAV is not calculated, which could result in differences between the value of the Funds’ portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Derivative Financial Instruments

Certain or all Funds invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statements of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statements of Operations.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities.

Certain or all Funds purchased or wrote exchange traded option contracts primarily to manage and/or gain exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the

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premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Note 8 regarding other derivative information.

d.  Securities Lending

Certain or all Funds participate in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Funds. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statements of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At April 30, 2018, the Franklin Growth Opportunities Fund had no securities on loan.

e.  Income and Deferred Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which the Funds invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, certain or all Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of April 30, 2018, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

f.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Funds. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

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1.  Organization and Significant Accounting Policies (continued)

f.  Security Transactions, Investment Income, Expenses and Distributions (continued)

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

g.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.  Shares of Beneficial Interest

At April 30, 2018, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin Focused Core		Franklin Growth
	Equity Fund		Opportunities Fund

	Shares	Amount	Shares	Amount

Class A Shares:
Year ended April 30, 2018
Shares sold	503,310	$8,051,742	7,166,896	$269,822,921
Shares issued in reinvestment of distributions	—	—	4,805,055	175,240,189
Shares redeemed	(1,600,612)	(25,165,556)	(14,319,505)	(536,928,068)

Net increase (decrease)	(1,097,302)	$(17,113,814)	(2,347,554)	$(91,864,958)

Year ended April 30, 2017
Shares sold	766,686	$10,993,989	8,855,024	$285,856,595
Shares issued in reinvestment of distributions	—	—	1,336,770	41,439,884
Shares issued on reorganization	—	—	55,853,813	1,797,934,327
Shares redeemed	(3,313,236)	(46,005,779)	(18,813,942)	(605,406,645)

Net increase (decrease)	(2,546,550)	$(35,011,790)	47,231,665	$1,519,824,161

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	Franklin Focused Core		Franklin Growth
	Equity Fund		Opportunities Fund

	Shares	Amount	Shares	Amount

Class C Shares:
Year ended April 30, 2018
Shares sold	169,798	$2,570,525	1,416,968	$45,670,045
Shares issued in reinvestment of distributions	—	—	1,171,816	36,291,145
Shares redeemed	(401,846)	(6,013,029)	(3,285,529)	(105,588,146)

Net increase (decrease)	(232,048)	$(3,442,504)	(696,745)	$(23,626,956)

Year ended April 30, 2017
Shares sold	210,816	$2,860,457	905,877	$25,435,592
Shares issued in reinvestment of distributions	—	—	320,376	8,618,123
Shares issued on reorganization	—	—	10,841,658	304,433,926
Shares redeemed	(801,361)	(10,550,017)	(4,303,742)	(119,905,800)

Net increase (decrease)	(590,545)	$(7,689,560)	7,764,169	$218,581,841

Class R Shares:
Year ended April 30, 2018
Shares sold	5,129	$77,884	184,889	$6,657,157
Shares issued in reinvestment of distributions	—	—	109,382	3,821,807
Shares redeemed	(7,727)	(121,843)	(808,089)	(28,845,473)

Net increase (decrease)	(2,598)	$(43,959)	(513,818)	$(18,366,509)

Year ended April 30, 2017
Shares sold	1,428	$19,514	11,331	$316,184
Shares issued in reinvestment of distributions	—	—	35,650	1,065,216
Shares issued on reorganization	—	—	783,369	24,339,319
Shares redeemed	(11,363)	(149,525)	(680,834)	(21,080,705)

Net increase (decrease)	(9,935)	$(130,011)	149,516	$4,640,014

Class R6 Shares:
Year ended April 30, 2018
Shares sold	85,528	$1,360,151	1,719,083	$70,340,588
Shares issued in reinvestment of distributions	—	—	516,029	20,352,194
Shares redeemed	(1,350,483)	(20,766,517)	(1,209,156)	(49,339,448)

Net increase (decrease)	(1,264,955)	$(19,406,366)	1,025,956	$41,353,334

Year ended April 30, 2017
Shares sold	403,349	$5,673,073	854,113	$29,053,360
Shares issued in reinvestment of distributions	—	—	113,533	3,764,740
Shares issued on reorganization	—	—	5,075,827	174,304,065
Shares redeemed	(1,616,859)	(21,968,578)	(5,495,669)	(184,664,705)

Net increase (decrease)	(1,213,510)	$(16,295,505)	547,804	$22,457,460

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2.  Shares of Beneficial Interest (continued)

	Franklin Focused Core		Franklin Growth
	Equity Fund		Opportunities Fund

	Shares	Amount	Shares	Amount

Advisor Class Shares:
Year ended April 30, 2018
Shares sold	224,083	$3,543,200	2,255,020	$89,869,837
Shares issued in reinvestment of distributions	—	—	1,049,408	40,968,889
Shares redeemed	(442,950)	(7,018,498)	(3,702,910)	(149,211,091)

Net increase (decrease)	(218,867)	$(3,475,298)	(398,482)	$(18,372,365)

Year ended April 30, 2017
Shares sold	870,779	$12,465,363	3,995,406	$136,490,569
Shares issued in reinvestment of distributions	—	—	268,379	8,837,733
Shares issued on reorganization	—	—	9,066,575	309,442,413
Shares redeemed	(831,228)	(12,365,283)	(6,779,384)	(230,669,563)

Net increase (decrease)	39,551	$100,080	6,550,976	$224,101,152

	Franklin Small Cap		Franklin Small-Mid Cap
	Growth Fund		Growth Fund

	Shares	Amount	Shares	Amount

Class A Shares:
Year ended April 30, 2018
Shares sold	3,189,012	$67,849,901	10,215,023	$369,305,768
Shares issued in reinvestment of distributions	547,334	11,920,682	5,062,829	177,806,171
Shares redeemed	(11,554,343)	(245,073,266)	(19,601,669)	(712,235,557)

Net increase (decrease)	(7,817,997)	$(165,302,683)	(4,323,817)	$(165,123,618)

Year ended April 30, 2017
Shares sold	4,458,478	$81,421,221	12,398,150	$412,209,497
Shares issued in reinvestment of distributions	—	—	3,813,303	122,521,421
Shares redeemed	(16,103,736)	(292,386,477)	(19,264,077)	(639,300,979)

Net increase (decrease)	(11,645,258)	$(210,965,256)	(3,052,624)	$(104,570,061)

Class C Shares:
Year ended April 30, 2018
Shares sold	279,449	$5,088,767	1,315,525	$34,824,098
Shares issued in reinvestment of distributions	156,063	2,874,674	1,482,639	37,392,153
Shares redeemed	(2,157,881)	(38,362,296)	(4,350,045)	(115,440,720)

Net increase (decrease)	(1,722,369)	$(30,398,855)	(1,551,881)	$(43,224,469)

Year ended April 30, 2017
Shares sold	428,443	$6,699,404	1,514,724	$38,005,629
Shares issued in reinvestment of distributions	—	—	1,158,597	27,806,305
Shares redeemed	(3,071,150)	(47,311,726)	(3,618,908)	(91,011,006)

Net increase (decrease)	(2,642,707)	$(40,612,322)	(945,587)	$(25,199,072)

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	Franklin Small Cap		Franklin Small-Mid Cap
	Growth Fund		Growth Fund

	Shares	Amount	Shares	Amount

Class R Shares:
Year ended April 30, 2018
Shares sold	642,577	$13,280,250	564,940	$18,785,330
Shares issued in reinvestment of distributions	69,237	1,438,739	197,203	6,369,651
Shares redeemed	(1,724,856)	(34,995,989)	(1,198,049)	(40,113,390)

Net increase (decrease)	(1,013,042)	$(20,277,000)	(435,906)	$(14,958,409)

Year ended April 30, 2017
Shares sold	925,913	$16,178,854	667,776	$20,604,680
Shares issued in reinvestment of distributions	—	—	177,385	5,293,167
Shares redeemed	(1,749,128)	(30,313,111)	(1,200,302)	(37,094,722)

Net increase (decrease)	(823,215)	$(14,134,257)	(355,141)	$(11,196,875)

Class R6 Shares:
Year ended April 30, 2018
Shares sold	9,126,555	$210,441,655	2,883,707	$115,938,495
Shares issued in reinvestment of distributions	599,648	14,103,732	509,486	19,762,976
Shares redeemed	(12,909,982)	(300,321,532)	(2,414,377)	(96,501,514)

Net increase (decrease)	(3,183,779)	$(75,776,145)	978,816	$39,199,957

Year ended April 30, 2017
Shares sold	13,928,123	$275,768,482	3,167,526	$112,096,496
Shares issued in reinvestment of distributions	—	—	337,444	11,820,661
Shares redeemed	(21,481,423)	(433,091,425)	(4,607,797)	(166,770,564)

Net increase (decrease)	(7,553,300)	$(157,322,943)	(1,102,827)	$(42,853,407)

Advisor Class Shares:
Year ended April 30, 2018
Shares sold	5,063,743	$115,186,325	2,962,038	$115,876,935
Shares issued in reinvestment of distributions	516,706	12,028,914	979,925	37,482,152
Shares redeemed	(15,186,221)	(345,941,426)	(6,459,038)	(254,294,102)

Net increase (decrease)	(9,605,772)	$(218,726,187)	(2,517,075)	$(100,935,015)

Year ended April 30, 2017
Shares sold	9,430,468	$185,643,970	4,591,094	$165,044,336
Shares issued in reinvestment of distributions	—	—	844,407	29,284,034
Shares redeemed	(19,741,159)	(379,614,709)	(5,814,226)	(208,855,881)

Net increase (decrease)	(10,310,691)	$(193,970,739)	(378,725)	$(14,527,511)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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3. Transactions with Affiliates (continued)

a. Management Fees

Franklin Focused Core Equity Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.950%	Up to and including $500 million
0.850%	Over $500 million, up to and including $1 billion
0.800%	Over $1 billion, up to and including $1.5 billion
0.750%	Over $1.5 billion, up to and including $6.5 billion
0.725%	Over $6.5 billion, up to and including $11.5 billion
0.700%	Over $11.5 billion, up to and including $16.5 billion
0.690%	Over $16.5 billion, up to and including $19 billion
0.680%	Over $19 billion, up to and including $21.5 billion
0.670%	In excess of $21.5 billion

Franklin Growth Opportunities Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.700%	Up to and including $500 million
0.600%	Over $500 million, up to and including $1 billion
0.550%	Over $1 billion, up to and including $1.5 billion
0.500%	Over $1.5 billion, up to and including $6.5 billion
0.475%	Over $6.5 billion, up to and including $11.5 billion
0.450%	Over $11.5 billion, up to and including $16.5 billion
0.440%	Over $16.5 billion, up to and including $19 billion
0.430%	Over $19 billion, up to and including $21.5 billion
0.420%	In excess of $21.5 billion

Franklin Small Cap Growth Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.650%	Over $500 million, up to and including $1 billion
0.600%	Over $1 billion, up to and including $1.5 billion
0.550%	Over $1.5 billion, up to and including $6.5 billion
0.525%	Over $6.5 billion, up to and including $11.5 billion
0.500%	Over $11.5 billion, up to and including $16.5 billion
0.490%	Over $16.5 billion, up to and including $19 billion
0.480%	Over $19 billion, up to and including $21.5 billion
0.470%	In excess of $21.5 billion

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Franklin Small-Mid Cap Growth Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

For the year ended April 30, 2018, each Fund’s gross effective investment management fee rate based on average daily net assets was as follows:

Franklin Focused Core Equity Fund	Franklin Growth Opportunities Fund	Franklin Small Cap Growth Fund	Franklin Small-Mid Cap Growth Fund

0.950%	0.547%	0.618%	0.457%

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on each of the Funds’ average daily net assets, and is not an additional expense of the Funds.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C and R compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

	Franklin Focused Core Equity Fund	Franklin Growth Opportunities Fund	Franklin Small Cap Growth Fund	Franklin Small-Mid Cap Growth Fund

Reimbursement Plans:
Class A	0.35%	0.35%	0.35%	0.25%
Compensation Plans:
Class C	1.00%	1.00%	1.00%	1.00%
Class R	0.50%	0.50%	0.50%	0.50%

For Franklin Focused Core Equity Fund, Franklin Growth Opportunities Fund and Franklin Small Cap Growth Fund, the Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

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3. Transactions with Affiliates (continued)

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the year:

	Franklin Focused Core Equity Fund	Franklin Growth Opportunities Fund	Franklin Small Cap Growth Fund	Franklin Small-Mid Cap Growth Fund
Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$15,040	$398,686	$30,026	$557,678
CDSC retained	$ 1,399	$ 18,468	$ 2,348	$ 33,317

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. Effective November 1, 2017, the fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. Prior to November 1, 2017, the fees were account based fees that varied based on fund or account type. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended April 30, 2018, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin		Franklin	Franklin
	Focused Core	Franklin Growth	Small Cap	Small-Mid Cap
	Equity Fund	Opportunities Fund	Growth Fund	Growth Fund
Transfer agent fees	$85,134	$2,987,249	$1,544,173	$3,128,324

f. Investments in Affiliated Management Investment Companies

Certain or all Funds invest in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Funds are waived on assets invested in the affiliated management investment companies, as noted in the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended April 30, 2018, investments in affiliated management investment companies were as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Franklin Focused Core Equity Fund Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.30%	2,075,737	23,141,315	(24,455,791)	761,261	$ 761,261	$ 11,532	$ —	$ —

Franklin Growth Opportunities Fund Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.30%	55,627,362	739,901,589	(776,972,646)	18,556,305	$ 18,556,305	$179,631	$ —	$ —

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	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Franklin Small Cap Growth Fund Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.30%	106,566,728	1,053,959,836	(1,068,856,920)	91,669,644	$ 91,669,644	$274,041	$ —	$ —

Franklin Small-Mid Cap Growth Fund Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.30%	133,872,460	1,065,847,737	(1,056,491,839)	143,228,358	$143,228,358	$775,712	$ —	$ —

g. Waiver and Expense Reimbursements

Advisers and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by Franklin Focused Core Equity Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for Class A, Class C, Class R and Advisor Class of the Fund does not exceed 1.00%, and Class R6 does not exceed 0.84% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until August 31, 2018. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

Additionally, Advisers had contractually agreed to waive or limit its fees so that the management fees paid by Franklin Growth Opportunities Fund did not exceed an annual rate of 0.46% of the fund’s average daily net assets through August 31, 2017. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end. Effective September 1, 2017, the contractual waiver was eliminated.

For Franklin Small Cap Growth Fund and Franklin Small-Mid Cap Growth Fund, Investor Services has voluntarily agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.02%. Investor Services may discontinue this waiver in the future.

h. Other Affiliated Transactions

At April 30, 2018, one or more of the funds in Franklin Fund Allocator Series owned a percentage of the following Funds’ outstanding shares:

Franklin Growth	Franklin
Opportunities	Small Cap
Fund	Growth Fund
5.6%	2.2%

i. Interfund Transactions

Certain or all Funds engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. These purchases and sales for the year ended April 30, 2018, were as follows:

		Franklin	Franklin
	Franklin Growth	Small Cap	Small-Mid Cap
	Opportunities Fund	Growth Fund	Growth Fund
Purchases	$6,005,512	$ —	$ —
Sales	$ —	$5,306,073	$7,894,824

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4. Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the year ended April 30, 2018, the custodian fees were reduced as noted in the Statements of Operations.

5. Income Taxes

During the year ended April 30, 2018, the Funds utilized capital loss carryforwards as follows:

Franklin	Franklin
Focused Core	Small Cap
Equity Fund	Growth Fund
$8,194,966	$86,283,108

For tax purposes, the Funds may elect to defer any portion of a late-year ordinary loss to the first day of the following fiscal year. At April 30, 2018, the deferred late-year ordinary losses were as follows:

	Franklin		Franklin
	Focused Core	Franklin Growth	Small Cap
	Equity Fund	Opportunities Fund	Growth Fund
Late-year ordinary losses	$243,544	$4,273,095	$2,644,651

The tax character of distributions paid during the years ended April 30, 2018 and 2017, was as follows:

	Franklin Growth Opportunities Fund		Franklin Small Cap Growth Fund		Franklin Small-Mid Cap Growth Fund
	2018	2017	2018	2017	2018	2017
Distributions paid from:
Ordinary income	$—		$—	$—	$5,968,734	$15,010,212
Long term capital gain	298,690,847	68,905,311	47,125,937	—	287,816,161	200,510,460
	$298,690,847	$68,905,311	$47,125,937	$—	$293,784,895	$215,520,672

At April 30, 2018, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

	Franklin		Franklin	Franklin
	Focused Core	Franklin Growth	Small Cap	Small-Mid Cap
	Equity Fund	Opportunities Fund	Growth Fund	Growth Fund
Cost of investments	$87,971,436	$1,965,477,798	$1,939,435,761	$2,443,639,715

Unrealized appreciation	$8,907,691	$1,874,842,247	$808,917,647	$1,121,762,304
Unrealized depreciation	(1,540,924)	(28,225,477)	(151,808,023)	(56,470,446)

Net unrealized appreciation (depreciation)	$7,366,767	$1,846,616,770	$657,109,624	$1,065,291,858

Undistributed ordinary income	—	—	—	26,220,410
Undistributed long term capital gains	12,903,150	171,240,075	214,740,965	150,678,636

Distributable earnings	$12,903,150	$171,240,075	$214,740,965	$176,899,046

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of wash sales.

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The Funds utilized a tax accounting practice to treat a portion of the proceeds from capital shares redeemed as a distribution from realized capital gains.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities ) for the year ended April 30, 2018, were as follows:

	Franklin		Franklin	Franklin
	Focused Core	Franklin Growth	Small Cap	Small-Mid Cap
	Equity Fund	Opportunities Fund	Growth Fund	Growth Fund
Purchases	$ 97,289,665	$ 836,631,066	$ 758,000,079	$1,332,363,869
Sales	$139,768,451	$1,242,011,243	$1,302,870,702	$1,909,021,375

At April 30, 2018, in connection with securities lending transactions, certain or all Funds loaned investments and received cash collateral as follows:

	Franklin Small Cap Growth Fund	Franklin Small-Mid Cap Growth Fund
Securities lending transactions[a]:
Equity investments[b]	$76,587,584	$28,485,775

aThe agreements can be terminated at any time.

bThe gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statements of Assets and Liabilities.

7. Restricted Securities

Certain or all Funds invest in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Funds may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At April 30, 2018, investments in restricted securities, excluding securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Shares	Issuer	Acquisition Date	Cost	Value
Franklin Growth Opportunities Fund
2,610,594	ClearMotion Inc., pfd., C	11/06/17	$5,500,000	$5,664,511
2,362,202	Proterra Inc., pfd., 5, 144A	9/21/16 - 1/13/17	11,896,616	13,932,151
596,775	Proterra Inc., pfd., 6, 144A	6/07/17	3,306,052	3,519,750
805,800	Tanium Inc., pfd., G	9/14/15	4,000,233	5,074,222
	Total Restricted Securities (Value is 0.7% of Net Assets)		$24,702,901	$28,190,634
Franklin Small Cap Growth Fund
9,905,685	DraftKings Inc.	8/07/15 - 3/02/17	$26,627,302	$15,076,076
1,787,047	Proterra Inc., pfd., 5, 144A	9/21/16 - 1/13/17	8,999,998	10,539,916
1,310,834	Proterra Inc., pfd., 6, 144A	6/07/17 - 1/02/18	7,261,842	7,731,235
1,542,673	Smule Inc., pfd., G, 144A	5/31/16	11,099,995	13,537,775
352,675	Smule Inc., pfd., H, 144A	4/27/17	2,999,994	3,240,948
3,611,111	Tula Technology Inc., E	9/08/17	6,500,000	6,750,780
	Total Restricted Securities (Value is 2.3% of Net Assets)		$63,489,131	$56,876,730
Franklin Small-Mid Cap Growth Fund
7,974,537	DraftKings Inc.	8/07/15 - 3/02/17	$21,380,303	$12,136,942
1,416,913	Proterra Inc., pfd., 5, 144A	9/21/16	7,135,914	8,356,883

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7. Restricted Securities (continued)

Shares Issuer	Acquisition Date	Cost	Value
Franklin Small-Mid Cap Growth Fund (continued)
Total Restricted Securities (Value is 0.6% of Net Assets)		$28,516,217	$20,493,825

8. Other Derivative Information

For the year ended April 30, 2018, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Year	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Franklin Focused Core Equity Fund
Equity Contracts	Written options	$7,133	Written options	$-

For the year ended April 30, 2018, the average month end notional amount of options represented $0.

See Note 1(c) regarding derivative financial instruments.

9. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the year ended April 30, 2018, investments in “affiliated companies” were as follows:

Name of Issuer	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year		Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Franklin Small Cap Growth Fund
Non-Controlled Affiliates
Aratana Therapeutics Inc.	2,697,019	—	—	2,697,019	$13,889,648		$ —	$ —	$(2,831,870)
The KeyW Holding Corp.	3,006,882	423,400	—	3,430,282	26,550,383		—	—	(4,208,903)
Pfenex Inc.	1,175,631	—	—	1,175,631	—	[a]	—	—	— [a]
Sportsman’s Warehouse Holdings Inc.	3,944,700	217,300	—	4,162,000	20,768,380		—	—	3,388,650
Total Affiliated Securities (Value is 2.4% of Net Assets)					$61,208,411		$ —	$ —	$(3,652,123)

aAs of April 30, 2018, no longer an affiliate.

10. Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

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Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the year ended April 30, 2018, the Funds did not use the Global Credit Facility.

11. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of April 30, 2018, in valuing the Funds’ assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Franklin Focused Core Equity Fund
Assets:
Investments in Securities:[a]
Equity Investments	$94,576,942	$—	$—	$94,576,942
Short Term Investments	761,261	—	—	761,261

Total Investments in Securities	$95,338,203	$—	$—	$95,338,203

Franklin Growth Opportunities Fund
Assets:
Investments in Securities:[a]
Equity Investments:[b]
Consumer Discretionary	$532,707,108	$—	$23,116,412	$555,823,520
Information Technology	1,765,347,729	—	5,074,222	1,770,421,951
All Other Equity Investments	1,467,292,792	—	—	1,467,292,792
Short Term Investments	18,556,305	—	—	18,556,305

Total Investments in Securities	$3,783,903,934	$—	$28,190,634	$3,812,094,568

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11. Fair Value Measurements (continued)

	Level 1	Level 2	Level 3	Total
Franklin Small Cap Growth Fund
Assets:
Investments in Securities:[a]
Equity Investments:[b]
Consumer Discretionary	$313,632,753	$—	$40,098,007	$353,730,760
Information Technology	693,860,763	—	16,778,723	710,639,486
All Other Equity Investments	1,440,505,495	—	—	1,440,505,495
Short Term Investments	91,669,644	—	—	91,669,644

Total Investments in Securities	$2,539,668,655	$—	$56,876,730	$2,596,545,385

Franklin Small-Mid Cap Growth Fund
Assets:
Investments in Securities:[a]
Equity Investments:[b]
Consumer Discretionary	$501,503,136	$—	$20,493,825	$521,996,961
All Other Equity Investments	2,843,706,254	—	—	2,843,706,254
Short Term Investments	143,228,358	—	—	143,228,358

Total Investments in Securities	$3,488,437,748	$—	$20,493,825	$3,508,931,573

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common and preferred stocks.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the year. At April 30, 2018, the reconciliation of assets are as follows:

									Net Change in
									Unrealized
									Appreciation
						Net	Net		(Depreciation)
	Balance at			Transfer		Realized	Unrealized	Balance	on Assets
	Beginning of			Into (Out of)	Cost Basis	Gain	Appreciation	at End	Held at
	Year	Purchases	Sales	Level 3	Adjustments	(Loss)	(Depreciation)	of Year	Year End
Franklin Small Cap Growth Fund
Assets:
Investments in Securities:
Equity Investments[a]:
Consumer Discretionary	$28,079,771	$13,761,842	$—	$—	$—	$—	$(1,743,606)	$40,098,007	$(1,743,606)
Information Technology	16,122,588	—	—	—	—	—	656,135	16,778,723	656,135

Total Investments in Securities	$44,202,359	$13,761,842	$—	$—	$—	$—	$(1,087,471)	$56,876,730	$(1,087,471)

aIncludes preferred stocks.

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NOTES TO FINANCIAL STATEMENTS

Significant unobservable valuation inputs for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of April 30, 2018, are as follows:

Description	Fair Value at End of Year	Valuation Technique	Unobservable Input	Amount	Impact to Fair Value if Input Increases[a]
Franklin Small Cap Growth Fund
Assets:
Investments in Securities:
Equity Investments:[b]
Consumer Discretionary	$40,098,007	Discounted cash flow	Forward EBITDA	4.0%	Increase	[c]
			growth rate
			Free cash flow	$2,000(mil)	Increase	[d]
			Discount rate	11.5% - 17.4%	Decrease	[c]
			Discount for lack of	5.1% - 15.2%	Decrease	[d]
			marketability

		Market Comparables	EV / EBITDA multiple	6.4x - 22.2x	Increase
			EV / revenue multiple	12.3x	Increase	[d]
			Volatility	35.3%	Increase
			Discount for lack of	21.4%	Decrease	[d]
			marketability
Information Technology	16,778,723	Market Comparables	EV / revenue multiple	4.0x	Increase	[c]
			Discount for lack of	12.1%	Decrease	[d]
			marketability
			Volatility	33.1%	Increase
Total	$56,876,730

aRepresents the directional change in the fair value of the Level 3 financial instruments that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.

bIncludes preferred stocks.

cRepresents a significant impact to fair value and net assets.

dRepresents a significant impact to fair value but not net assets.

Abbreviations List

EBITDA	Earnings before interest, taxes, depreciation and amortization
EV	Enterprise value

12. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure, other than those already disclosed in the financial statements.

Abbreviations

Selected Portfolio

ADR   American Depositary Receipt

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Strategic Series and Shareholders of Franklin Focused Core Equity Fund, Franklin Growth Opportunities Fund, Franklin Small Cap Growth Fund and Franklin Small-Mid Cap Growth Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Franklin Focused Core Equity Fund, Franklin Growth Opportunities Fund, Franklin Small Cap Growth Fund and Franklin Small-Mid Cap Growth Fund (the “Funds”) as of April 30, 2018, the related statements of operations for the year ended April 30, 2018, the statements of changes in net assets for each of the two years in the period ended April 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

San Francisco, California

June 18, 2018

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

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Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Funds hereby report the maximum amount allowable but no less than the following amounts as long term capital gain dividends for the fiscal year ended April 30, 2018:

Franklin Focused Core Equity Fund	Franklin Growth Opportunities Fund	Franklin Small Cap Growth Fund	Franklin Small-Mid Cap Growth Fund

$991,423	$299,260,042	$47,729,478	$288,729,756

Under Section 871(k)(2)(C) of the Code, Franklin Small-Mid Cap Growth Fund hereby reports the maximum amount allowable but no less than $5,968,734 as a short term capital gain dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended April 30, 2018.

Under Section 854(b)(1)(A) of the Code, Franklin Small-Mid Cap Growth Fund hereby reports 100.00% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended April 30, 2018.

Under Section 854(b)(1)(B) of the Code, the Funds hereby report the maximum amount allowable but no less than the following amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended April 30, 2018:

Franklin Focused Core Equity Fund	Franklin Growth Opportunities Fund	Franklin Small Cap Growth Fund	Franklin Small-Mid Cap Growth Fund

$827,358	$22,024,353	$9,362,042	$18,749,233

Distributions, including qualified dividend income, paid during calendar year 2018 will be reported to shareholders on Form 1099-DIV by mid-February 2019. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

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Special Meeting of Shareholders

MEETING OF SHAREHOLDERS: OCTOBER 30, 2017 AND RECONVENED ON DECEMBER 15, 2017 AND DECEMBER 29, 2017

(UNAUDITED)

A Special Meeting of Shareholders of Franklin Strategic Series was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California on October 30, 2017 and reconvened on December 15, 2017 and December 29, 2017. The purpose of the meeting was to elect Trustees of Franklin Strategic Series and to vote on the following proposals: for each Fund, to approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval; for each Fund, to approve an amended fundamental investment restriction regarding investments in commodities; and for Franklin Small-Mid Cap Growth Fund, (a) to approve an amended fundamental investment restriction regarding lending; (b) to approve amendments to certain fundamental investment restrictions (includes six sub-proposals); and (c) to approve the elimination of certain other fundamental investment restrictions (includes eight sub-proposals). At the meeting, (i) the following persons were elected by the shareholders to serve as Trustees of Franklin Strategic Series: Harris J. Ashton, Terrence J. Checki, Mary C. Choksi, Edith E. Holiday, Gregory E. Johnson, Rupert H. Johnson, Jr., J. Michael Luttig, Larry D. Thompson, and John B. Wilson; (ii) the proposals to use a “manager of managers” structure and to approve an amended fundamental investment restriction regarding investments in commodities were approved by shareholders of each Fund, except for Franklin Small Cap Growth Fund; and (iii) for Franklin Small-Mid Cap Growth Fund, the proposals to approve an amended fundamental investment restriction regarding lending, to approve amendments to certain fundamental investment restrictions, and to approve the elimination of certain fundamental investment restrictions were approved by shareholders of that Fund. No other business was transacted at the meeting.

In connection with the meeting, management is aware that some shareholders received from the proxy solicitor numerous calls and mailings that may have been distracting. Management is taking steps to ensure that, in the future, for any new shareholder meeting solicitations that occur, such activity is not repeated. Management apologizes for any inconvenience that may have been caused as a result of such calls and mailings.

The results of the voting at the meeting are as follows:

Proposal 1.     To elect a Board of Trustees:

Name	For	Withheld

Harris J. Ashton	598,070,781	20,352,982

Terrence J. Checki	598,448,935	19,974,827

Mary C. Choksi	598,960,351	19,463,411

Edith E. Holiday	598,977,253	19,446,508

Gregory E. Johnson	598,637,629	19,786,057

Rupert H. Johnson, Jr.	598,128,852	20,294,908

J. Michael Luttig	598,807,794	19,616,557

Larry D. Thompson	598,633,435	19,785,269

John B. Wilson	598,721,357	19,697,837

Total Trust Shares Outstanding*: 1,025,185,272

* As of the record date.

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Proposal 2.	To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval:

Franklin Focused Core Equity Fund

Shares

For	2,989,219

Against	183,300

Abstain	179,133

Broker Non-Votes	1,084,127

Total Fund Shares Voted	4,435,778

Total Fund Shares Outstanding*	6,840,159

Franklin Growth Opportunities Fund

Shares

For	48,091,828

Against	2,028,325

Abstain	1,640,038

Broker Non-Votes	10,753,660

Total Fund Shares Voted	62,513,851

Total Fund Shares Outstanding*	98,182,039

Franklin Small Cap Growth Fund

Shares

For	31,202,520

Against	1,477,347

Abstain	783,234

Broker Non-Votes	14,717,522

Total Fund Shares Voted	48,180,622

Total Fund Shares Outstanding*	121,711,656

Franklin Small-Mid Cap Growth Fund

Shares

For	40,365,873

Against	2,359,454

Abstain	1,322,016

Broker Non-Votes	12,987,911

Total Fund Shares Voted	57,035,249

Total Fund Shares Outstanding*	101,853,182

Proposal 3.	To approve an amended fundamental investment restriction regarding investments in commodities:

Franklin Focused Core Equity Fund

Shares

For	3,007,405

Against	124,224

Abstain	220,022

Broker Non-Votes	1,084,127

Total Fund Shares Voted	4,435,778

Total Fund Shares Outstanding*	6,840,159

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Franklin Growth Opportunities Fund
Shares

For	48,244,234

Against	1,698,874

Abstain	1,817,083

Broker Non-Votes	10,753,660

Total Fund Shares Voted	62,513,851

Total Fund Shares Outstanding*	98,182,039

Franklin Small Cap Growth Fund

Shares

For	31,083,224

Against	1,218,151

Abstain	1,161,724

Broker Non-Votes	14,717,522

Total Fund Shares Voted	48,180,622

Total Fund Shares Outstanding*	121,711,656

Franklin Small-Mid Cap Growth Fund

Shares

For	40,521,079

Against	2,089,790

Abstain	1,436,469

Broker Non-Votes	12,987,911

Total Fund Shares Voted	57,035,249

Total Fund Shares Outstanding*	101,853,182

Proposal 4.	For Franklin Small-Mid Cap Growth Fund, to approve an amended fundamental investment restriction regarding lending:

Shares

For	40,427,022

Against	2,094,799

Abstain	1,525,521

Broker Non-Votes	12,987,911

Total Fund Shares Voted	57,035,249

Total Fund Shares Outstanding*	101,853,182

Proposal 5.	For Franklin Small-Mid Cap Growth Fund, to approve amendments to certain fundamental investment restrictions of the Fund (includes six (6) sub-proposals) as follows:

(a)	To amend the fundamental investment restriction regarding borrowing:

Shares

For	40,055,510

Against	2,362,344

Abstain	1,629,488

Broker Non-Votes	12,987,911

Total Fund Shares Voted	57,035,249

Total Fund Shares Outstanding*	101,853,182

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(b)	To amend the fundamental investment restriction regarding underwriting:

Shares

For	40,269,988

Against	2,121,168

Abstain	1,656,186

Broker Non-Votes	12,987,911

Total Fund Shares Voted	57,035,249

Total Fund Shares Outstanding*	101,853,182

(c)	To amend the fundamental investment restriction regarding investments in real estate:

Shares

For	40,428,893

Against	2,063,751

Abstain	1,554,700

Broker Non-Votes	12,987,911

Total Fund Shares Voted	57,035,249

Total Fund Shares Outstanding*	101,853,182

(d)	To amend the fundamental investment restriction regarding issuing senior securities:

Shares

For	40,259,795

Against	2,170,853

Abstain	1,616,690

Broker Non-Votes	12,987,911

Total Fund Shares Voted	57,035,249

Total Fund Shares Outstanding*	101,853,182

(e)	To amend the fundamental investment restriction regarding industry concentration:

Shares

For	40,201,128

Against	2,181,105

Abstain	1,665,107

Broker Non-Votes	12,987,911

Total Fund Shares Voted	57,035,249

Total Fund Shares Outstanding*	101,853,182

(f)	To amend the fundamental investment restriction regarding diversification of investments:

Shares

For	40,428,291

Against	1,988,380

Abstain	1,630,668

Broker Non-Votes	12,987,911

Total Fund Shares Voted	57,035,249

Total Fund Shares Outstanding*	101,853,182

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Proposal 6.	For Franklin Small-Mid Cap Growth Fund, to approve the elimination of certain fundamental investment restrictions (includes eight (8) sub-proposals) as follows:

(a)	To eliminate the fundamental investment restriction regarding engaging in short sales and use of margin:

Shares

For	39,587,134

Against	2,851,481

Abstain	1,608,725

Broker Non-Votes	12,987,911

Total Fund Shares Voted	57,035,249

Total Fund Shares Outstanding*	101,853,182

(b)	To eliminate the fundamental investment restriction regarding investments in oil, gas and other mineral programs:

Shares

For	40,104,028

Against	2,417,872

Abstain	1,525,440

Broker Non-Votes	12,987,911

Total Fund Shares Voted	57,035,249

Total Fund Shares Outstanding*	101,853,182

(c)	To eliminate the fundamental investment restriction regarding use of options:

Shares

For	39,860,330

Against	2,533,982

Abstain	1,653,030

Broker Non-Votes	12,987,911

Total Fund Shares Voted	57,035,249

Total Fund Shares Outstanding*	101,853,182

(d)	To eliminate the fundamental investment restriction regarding investment in restricted securities:

Shares

For	39,766,905

Against	2,547,454

Abstain	1,732,983

Broker Non-Votes	12,987,911

Total Fund Shares Voted	57,035,249

Total Fund Shares Outstanding*	101,853,182

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(e)	To eliminate the fundamental investment restriction regarding investment in unseasoned issuers:

Shares

For	39,510,806

Against	2,838,597

Abstain	1,697,933

Broker Non-Votes	12,987,911

Total Fund Shares Voted	57,035,249

Total Fund Shares Outstanding*	101,853,182

(f)	To eliminate the fundamental investment restriction regarding investing for purposes of exercising control:

Shares

For	39,713,656

Against	2,681,316

Abstain	1,652,369

Broker Non-Votes	12,987,911

Total Fund Shares Voted	57,035,249

Total Fund Shares Outstanding*	101,853,182

(g)	To eliminate the fundamental investment restriction regarding investing in other investment companies:

Shares

For	40,005,277

Against	2,445,459

Abstain	1,596,606

Broker Non-Votes	12,987,911

Total Fund Shares Voted	57,035,249

Total Fund Shares Outstanding*	101,853,182

(h)	To eliminate the fundamental investment restriction regarding management ownership of securities and principal
transactions with management:

Shares

For	39,485,695

Against	2,851,383

Abstain	1,710,260

Broker Non-Votes	12,987,911

Total Fund Shares Voted	57,035,249

Total Fund Shares Outstanding*	101,853,182

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of US registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1991	137	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Terrence J. Checki (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since December 2017	112	Hess Corporation (exploration of oil and gas) (2014-present).

Principal Occupation During at Least the Past 5 Years:

Member of the Council on Foreign Relations (1996-present); Member of the National Committee on U.S.-China Relations (1999-present); member of the Board of Trustees of the Economic Club of New York (2013-present); member of the Board of Trustees of the Foreign Policy Association (2005-present) and member of various other boards of trustees and advisory boards; and formerly, Executive Vice President of the Federal Reserve Bank of New York and Head of its Emerging Markets and Internal Affairs Group and Member of Management Committee (1995-2014); and Visiting Fellow at the Council on Foreign Relations (2014).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2014	137	Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1998	137	Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	137	Boeing Capital Corporation (aircraft financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

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Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	137	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2006 and Lead Independent Trustee since 2008	112	None

Principal Occupation During at Least the Past 5 Years:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing) (2002-present); Senior Advisor, McKinsey & Co. (consulting) (2017-present); serves on private and non-profit boards; and formerly, President, Staples International and Head of Global Transformation (office supplies) (2012-2016); Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

Interested Board Members and Officers
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2013	151	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board and Trustee	Chairman of the Board since 2013 and Trustee	137	None
		since 1991

Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 28 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

Edward B. Jamieson (1948) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2010	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy (1962) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2000	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 21 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

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*We base the number of portfolios on each separate series of the US registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2006. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Board Approval of Investment Management Agreements

FRANKLIN STRATEGIC SERIES

Franklin Focused Core Equity Fund

Franklin Growth Opportunities Fund

Franklin Small Cap Growth Fund

Franklin Small-Mid Cap Growth Fund

(each a Fund)

At an in-person meeting held on April 17, 2018 (Meeting), the Board of Trustees (Board) of Franklin Strategic Series (Trust), including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (Manager) and the Trust, on behalf of each Fund (each a Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of each Management Agreement. Although the Management Agreements for the Funds were considered at the same Board meeting, the Board considered the information provided to it about the Funds together and with respect to each Fund separately as the Board deemed appropriate.

In considering the continuation of each Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of each Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of each Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with each Fund; (iv) the extent to which economies of scale are realized as each Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of each Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of such Management Agreement is in the interests of the applicable Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Funds and their shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for each Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board also reviewed and considered an annual report on payments made by Franklin Templeton Investments (FTI) or the Funds to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements in response to a guidance update in 2016 from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of particular areas, including derivatives and payments to intermediaries, by enhanced reporting.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the

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SHAREHOLDER INFORMATION

market environment and project initiatives and capital investments relating to the services provided to the Funds by the FTI organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Funds and their shareholders.

Fund Performance

The Board reviewed and considered the performance results of each Fund over various time periods ended January 31, 2018. The Board considered the performance returns for each Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of each Fund’s performance results is below.

Franklin Focused Core Equity Fund - The Performance Universe for this Fund included the Fund and all retail and institutional multi-cap core funds. The Board noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods was below the median of its Performance Universe. The Board discussed this performance with management and management explained that given the Fund’s focused nature, from time to time, on particular sectors or types of investments, performance can at times be more volatile than more diversified portfolios. Management further explained that the Fund had been managed with an emphasis on valuation, which had underperformed growth over the last one-, three-and five-year periods, and that underperformance over these periods was primarily related to stock selection and lack of exposure to higher growth companies. Management then explained that the Fund will seek to invest in high quality sustainable growth businesses that the Fund can own for the long term, and avoid biases towards specific sectors. The Board also noted that effective December 2017, the lead portfolio manager of the Fund had changed and that effective June 1, 2018, the Fund will change its name to the Franklin Select U.S. Equity Fund to indicate the change in portfolio management.

Franklin Growth Opportunities Fund - The Performance Universe for this Fund included the Fund and all retail and institutional large-cap growth funds. The Board noted that the Fund’s annualized total return for the one-, three- and five-year periods was below the median of its Performance Universe, but for the 10-year period was above the median of its Performance Universe. The Board concluded that the Fund’s performance was acceptable, noting its positive longer-term performance. In doing so, the Board noted management’s explanation that on December 31, 2017, the Fund was moved from its historical multi-cap peer group to the large-cap peer group. The Board also noted management’s further explanation that the Fund has historically maintained a higher allocation to small and mid-cap companies compared to the large-cap peer group, and that large cap companies outperformed small and mid-cap companies during the time periods under review, contributing to the Fund’s performance drag relative to the Performance Universe. The Board further noted management’s explanation that in its view many of the Fund’s investments are poised to benefit from multi-year growth trends, and that the Fund has outperformed its benchmark and peer group year to date in 2018. In addition, the Board noted that the Fund’s annualized total return for each period was positive and for the one-year period, while below the median, exceeded 32%.

Franklin Small Cap Growth Fund - The Performance Universe for this Fund included the Fund and all retail and institutional small-cap growth funds. The Board noted that the Fund’s annualized total return for the one- and three-year periods was below the median of its Performance Universe, but for the five-and 10-year periods was above the median and in the first (the best) or second quintile of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory. In doing so, the Board noted management’s explanation that the Fund’s greater exposure to smaller cap stocks relative to its peers hurt the Fund’s relative performance over the one- and three-year periods. The Board also noted that the Fund is currently closed to new investors, except for certain types of investors, and that effective on or about April 28, 2017, the Fund is expected to reopen Class R6 shares to new investors who are eligible to purchase Class R6 shares. In addition, the Board noted that the Fund’s annualized total return for the one-and three-year periods, while below the median, exceeded 23.2% and 10.8%, respectively.

Franklin Small-Mid Cap Growth Fund - The Performance Universe for this Fund included the Fund and all retail and institutional mid-cap growth funds. The Board noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods was below the median of its Performance Universe. The Board discussed this performance with

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FRANKLIN STRATEGIC SERIES

SHAREHOLDER INFORMATION

management and management explained that the Fund’s positions in the healthcare, consumer discretionary, and industrial sectors were a primary detractor from relative performance over the one-, three-, and five-year periods. Management also explained that it has reduced the Fund’s exposure to stock selection risk in those industries. Management further explained that consequently, since January 31, 2018, the Fund has recovered approximately 150 basis points in relative performance for the one-year period and that such performance is approximately even with that of its benchmark and the peer average year-to-date. The Board noted management’s attention to portfolio management and that the Fund’s annualized total return for each period, while below the median, was positive and for the one-year period exceeded 22.3%.

Comparative Fees and Expenses

The Board reviewed and considered information regarding each Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted the quarterly and annual reports it receives on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers (Management Rate), if any, of each Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure as the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A shares for funds with multiple classes of shares. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

Franklin Focused Core Equity Fund - The Expense Group for this Fund included the Fund and 16 other multi-cap core funds.

The Board noted that the Management Rate and actual total expense ratio for this Fund were slightly above the medians of its Expense Group. The Board concluded that the Management Rate charged to the Fund is reasonable. The Board also noted that the Fund’s actual total expense ratio reflected a fee waiver from management.

Franklin Growth Opportunities Fund, Franklin Small Cap Growth Fund, and Franklin Small-Mid Cap Growth Fund - The Expense Group for the Franklin Growth Opportunities Fund included the Fund and 18 other large-cap growth funds. The Expense Group for the Franklin Small Cap Growth Fund included the Fund and 11 other small-cap growth funds. The Expense Group for the Franklin Small-Mid Cap Growth Fund included the Fund and 11 other mid-cap growth funds. The Board noted that the Management Rates and actual total expense ratios for these Funds were below the medians of their respective Expense Groups. The Board concluded that the Management Rates charged to these Funds are reasonable.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FTI’s U.S. fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2017, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained consistent with that used in the Funds’ profitability report presentations from prior years. Additionally, PricewaterhouseCoopers LLP, auditor to Franklin Resources, Inc. and certain Franklin Templeton funds, has been engaged by the Manager to periodically review and assess the allocation methodologies to be used solely by the Funds’ Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving

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SHAREHOLDER INFORMATION

shareholder services provided to the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, extent and quality of services provided to each Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as each Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the Franklin Templeton family of funds as a whole. The Board noted that the Franklin Focused Core Equity Fund has not yet reached an asset size that would likely enable the Fund to achieve economies of scale, but concluded that to the extent economies of scale may be realized by the Manager and its affiliates, each Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of each Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the US Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the US Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter
Franklin Strategic Series
Investment Manager
Franklin Advisers, Inc.
Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com
Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2018 Franklin Templeton Investments. All rights reserved.	FSS1 A 06/18

FRANKLIN TEMPLETON INVESTMENTS

Annual Report and Shareholder Letter

April 30, 2018

Franklin Strategic Series

Franklin Biotechnology Discovery Fund

Franklin Natural Resources Fund

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Franklin Templeton Investments

Why choose Franklin Templeton Investments?

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Shareholder:

During the 12 months ended April 30, 2018, mostly upbeat economic data, better US corporate earnings and generally supportive monetary policies, combined with the passage of the US Tax Reform bill, aided US markets. However, investor sentiment was dampened by Korean peninsula tensions, US political uncertainties, and a potentially quicker pace of US Federal Reserve (Fed) interest rate hikes due to strong US economic growth and rising inflation.

The Fed began reducing its balance sheet in October 2017 and raised its federal funds target rate in June and December 2017 and March 2018. It maintained its forecast of three rate increases in 2018. The 10-year US Treasury yield began the period at 2.29% and ended the period at 2.95%. Increased capital investment by leading US companies, particularly in information technology, encouraged equity investors, while US-China trade disputes, protectionist US trade policies and the potential for tougher consumer data privacy regulations caused concerns. Within this environment, US stocks, as measured by the Standard & Poor’s® 500 Index, generated a double-digit positive total return.

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

We believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

In addition, Franklin Strategic Series’ annual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your future investment needs.

Sincerely,

Edward B. Jamieson

President and Chief Executive Officer –

Investment Management

Franklin Strategic Series

This letter reflects our analysis and opinions as of April 30, 2018, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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Visit franklintempleton.com for fund updates,

to access your account, or to find helpful

financial planning tools.

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Annual Report

Economic and Market Overview

The US economy grew during the 12 months under review. The economy strengthened in 2017’s second and third quarters but moderated in the next two quarters. The slower growth in 2018’s first quarter reflected a slowdown in consumer spending, residential fixed investment, exports, and state and local government spending. The manufacturing and services sectors expanded during the period. The unemployment rate declined from 4.4% in April 2017 to 3.9% at period-end.1 Annual inflation, as measured by the Consumer Price Index, increased from 2.2% in April 2017 to 2.5% at period-end.1

The US Federal Reserve (Fed) raised its target range for the federal funds rate 0.25% at its June and December 2017 meetings and began reducing its balance sheet in October as part of its ongoing effort to normalize monetary policy. In February 2018, new Fed Chair Jerome Powell spoke before Congress and indicated the Fed saw signs of a continued strong labor market and economic growth. He reiterated the Fed’s intention to gradually raise interest rates in an effort to keep the economy from overheating and as inflation increases toward the Fed’s target. However, he noted there was no evidence of the economy overheating and he had yet to see a clear upward move in wages. At its March meeting, the Fed raised its target range for the federal funds rate 0.25% to 1.50%–1.75% and maintained its forecast of three rate increases in 2018. Additionally, the Fed upgraded its economic forecasts for 2018 and 2019, and its rate projections indicated the number of rate hikes would increase in 2019 and 2020.

US equity markets rose overall during the period, benefiting from mostly upbeat economic data and better US corporate earnings. Markets were also supported in 2017 by the prospect for reforms in the European Union with Emmanuel Macron’s election as France’s president, the Fed’s indication of gradual rate hikes and the passage of the US tax reform bill. However, concerns about political uncertainties in the US, tensions between the US and North Korea, and the progress of the US tax reform bill curbed market sentiment at times. After reaching new all-time highs in January 2018, US stocks declined in February amid concerns that strong economic growth and rising inflation would lead the Fed to increase its target rate faster than expected. In March, markets were pressured further by a broad sell-off in information technology stocks due to a potential for tighter regulation in the sector arising from concerns about consumer data privacy. The Trump administration’s protectionist policies and escalating trade tensions between the US and China also dampened investor sentiment. However, stocks rebounded amid the prospects for trade negotiations between the US and China, easing tensions in the Korean peninsula and strong first-quarter 2018 earnings results from many companies. In this environment, the broad US stock market, as measured by the Standard & Poor’s 500 Index, generated a +13.27% total return for the period.2

The foregoing information reflects our analysis and opinions as of April 30, 2018. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: US Bureau of Labor Statistics.

2. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

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Franklin Biotechnology Discovery Fund

This annual report for Franklin Biotechnology Discovery Fund covers the fiscal year ended April 30, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation by investing at least 80% of its net assets in securities of biotechnology companies and discovery research firms located in the US and other countries.

Performance Overview

The Fund’s Class A shares delivered a +1.69% cumulative total return for the 12 months under review. In comparison, the NASDAQ Biotechnology Index®, which tracks US and international-based biotechnology stocks, generated a +5.00% total return.1 Also in comparison, the Standard & Poor’s 500 Index (S&P 500®), which is a broad measure of the US stock market, produced a +13.27% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 6.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We are research-driven, fundamental investors, pursuing a growth strategy. As bottom-up investors focusing primarily on individual securities, we choose companies that have identifiable drivers of future earnings growth and that present, in our opinion, the best trade-off between earnings growth, business and financial risk, and valuation. We rely on a team of analysts to help provide in-depth industry expertise and use both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages likely to lead to growth in earnings and/or share price. Competitive advantages, such as a particular product niche, proven technology, sound financial position and strong management, are all factors we believe may contribute to strong growth potential.

Portfolio Composition

Based on Total Net Assets as of 4/30/18

*Includes escrows and litigation trusts securities.

Manager’s Discussion

During the 12 months under review, the biotechnology industry experienced significant volatility in response to uncertainty about the future of the Affordable Care Act. Please keep in mind that volatility is not uncommon in the biotechnology industry, and we seek to take advantage of short-term volatility by initiating positions or adding to existing holdings in companies we believe are undervalued.

Key contributors to the Fund’s absolute performance during the reporting period included Heron Therapeutics, Neurocrine Biosciences and Illumina. Biotechnology company Heron Therapeutics, which develops pharmaceutical products for patients suffering from cancer or pain, bolstered results as the company’s pain medicine Sustol had better-than-expected revenues. Additionally, Heron’s Phase 3 trials for a post-operative pain medicine were encouraging, in our view. Biopharmaceutical company Neurocrine Biosciences reported better-than-expected revenues for its new drug that treats a neurological disorder. Illumina develops, manufactures and markets integrated systems for the analysis of genetic variation and function. The company benefited from revenues that came in above analyst expectations. Additionally, its earnings were aided by healthy operating margins and a lower tax rate.

In contrast, key detractors from the Fund’s absolute performance included Celgene, Incyte and TESARO (not held at period-end). Biopharmaceutical company Celgene detracted from results as the company reported disappointing third quarter results. Revenues for its psoriasis medication Otezla

1. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 22.

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FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

Top 10 Holdings

4/30/18

Company Sector/Industry	% of Total Net Assets
Alexion Pharmaceuticals Inc.	7.7%
Biotechnology
Celgene Corp.	6.9%
Biotechnology
Vertex Pharmaceuticals Inc.	5.0%
Biotechnology
Biogen Inc.	4.9%
Biotechnology
Illumina Inc.	4.1%
Life Sciences Tools & Services
Regeneron Pharmaceuticals Inc.	3.5%
Biotechnology
Gilead Sciences Inc.	3.4%
Biotechnology
Amgen Inc.	3.3%
Biotechnology
Heron Therapeutics Inc.	3.3%
Biotechnology
BioMarin Pharmaceutical Inc.	2.8%
Biotechnology

came in significantly below expectations due to increased competition and discounting, although the drug rebounded during the period. Additionally, its cancer drug Revlimid faced patent litigation. Shares of biopharmaceutical company Incyte declined after a rumored buyout did not materialize. Lastly, oncology-focused biopharmaceutical company TESARO experienced weak performance. Its third quarter results were disappointing as the company reduced guidance on its ovarian cancer treatment drug Zejula. The company attributed Zejula’s slower-than-expected growth to the overall size of the second-line maintenance ovarian cancer market being smaller than predicted, although we believe its competition may have been a factor.

Thank you for your continued participation in Franklin Biotechnology Discovery Fund. We look forward to serving your future investment needs.

Evan McCulloch, CFA Lead Portfolio Manager

Steven Kornfeld, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

Performance Summary as of April 30, 2018

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 4/30/181

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A
1-Year	+1.69%	-4.16%
5-Year	+78.91%	+11.02%
10-Year	+300.53%	+14.21%

Advisor[4]
1-Year	+1.94%	+1.94%
5-Year	+81.24%	+12.63%
10-Year	+310.03%	+15.15%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 8 for Performance Summary footnotes.

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FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 8 for Performance Summary footnotes.

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FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

PERFORMANCE SUMMARY

Distributions (5/1/17–4/30/18)

Share Class	Short-Term Capital Gain	Long-Term Capital Gain	Total
A	$1.0883	$2.5086	$3.5969
C	$1.0883	$2.5086	$3.5969
R6	$1.0883	$2.5086	$3.5969
Advisor	$1.0883	$2.5086	$3.5969

Total Annual Operating Expenses6

Share Class	With Waiver	Without Waiver
A	1.04%	1.06%
Advisor	0.79%	0.81%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. The Fund is a nondiversified fund that concentrates in a single sector, which involves risks such as patent considerations, product liability, government regulatory requirements, and regulatory approval for new drugs and medical products. Biotechnology companies often are small and/or relatively new. Smaller companies can be particularly sensitive to changes in economic conditions and have less certain growth prospects than larger, more established companies and can be volatile, especially over the short term. The Fund may also invest in foreign companies, which involve special risks, including currency fluctuations and political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 8/31/18. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Effective 9/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 9/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 9/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 9/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +293.48% and +17.14%.

5. Source: Morningstar. The NASDAQ Biotechnology Index is a modified capitalization-weighted index designed to measure performance of all NASDAQ stocks in the biotechnology sector. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total US equity market performance.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 11/1/17	Ending Account Value 4/30/18	Expenses Paid During Period 11/1/17–4/30/18[1,2]	Ending Account Value 4/30/18	Expenses Paid During Period 11/1/17–4/30/18[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$995.40	$5.00	$1,019.79	$5.06	1.01%
C	$1,000	$991.60	$8.69	$1,016.07	$8.80	1.76%
R6	$1,000	$997.20	$3.12	$1,021.67	$3.16	0.63%
Advisor	$1,000	$996.50	$3.76	$1,021.03	$3.81	0.76%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Franklin Natural Resources Fund

This annual report for Franklin Natural Resources Fund covers the fiscal year ended April 30, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks high total return (total return consists of capital appreciation and current dividend and interest income) by investing, under normal market conditions, at least 80% of its net assets in equity and debt securities of companies that own, produce, refine, process, transport or market natural resources, as well as those that provide related services.

Performance Overview

The Fund’s Class A shares had a +12.74% cumulative total return for the 12 months under review. In comparison, the Standard & Poor’s (S&P®) North American Natural Resources Sector Index, which tracks companies involved in industries such as mining, energy, timber and forestry services, and the production of pulp and paper, generated a +10.48% total return.1 Also in comparison, the S&P 500, which is a broad measure of the US stock market, generated a +13.27% total return.1 Please note index performance information is provided for reference and we do not attempt to track any index but rather undertake investments on the basis of fundamental research. The Fund’s strategy, which focuses on companies with higher long-term growth potential, differs from the natural resources index’s large weighting in income-oriented companies that we believe typically provide more limited opportunities for growth. This difference may occasionally lead to wide performance discrepancies, especially in periods when investors focus on short-term safety and yield or, conversely, when investors focus more heavily on companies with stronger growth prospects and greater commodity price leverage. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 14.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Geographic Composition

Based on Total Net Assets as of 4/30/18

Investment Strategy

We are research-driven, fundamental investors, pursuing a growth strategy. As bottom-up investors focusing primarily on individual securities, we choose companies that have identifiable drivers of future earnings growth and that present, in our opinion, the best trade-off between earnings growth, business and financial risk, and valuation. We rely on a team of analysts to help provide in-depth industry expertise and use both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages likely to lead to growth in earnings and/or share price. Competitive advantages, such as a particular product niche, proven technology, sound financial position and strong management, are all factors we believe may contribute to strong growth potential.

Sector Overview

Global commodity prices experienced volatility during the 12-month period, with multiple crosscurrents impacting commodity prices and commodity-linked equity values. Although oil and certain metals rose, several commodities, such as natural gas and silver, declined. Following an overall downtrend in the period’s first two months and a temporary decline in February 2018, global commodities overall benefited from generally synchronized global economic growth, improved demand outlooks for some metals and energy products, and a weaker US dollar. However, commodity prices

1. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 29.

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FRANKLIN NATURAL RESOURCES FUND

declined in February amid concerns about rising US inflation and interest rates, as well as worries that the US Federal Reserve (Fed) might raise its target range for the federal funds rate more quickly than anticipated. The potential unwinding of other central banks’ accommodative monetary policies and slowdown in China’s economy added to investor concerns. Toward period-end, stronger demand and rising global tensions, including proposed US tariffs on some countries, trade war fears and a flare-up in the Syrian conflict helped spark a commodities rally, sending prices for oil and other commodities to new multiyear highs.

Crude oil prices posted strong gains for the period amid solid global demand trends. After declining early in the period, crude oil prices rallied in late June after US producers appeared to curtail their drilling activity and US gasoline inventories decreased as demand increased. In 2017’s third quarter, crude oil prices rose as supply-and-demand fundamentals tightened due partly to US-Iran tensions and the potential for export disruption out of Iraqi Kurdistan. Somewhat surprisingly, the Organization of the Petroleum Exporting Countries and its partners, including Russia, extended their previously agreed-upon production curbs. Such curbs were enhanced by natural production declines in Mexico, China and elsewhere along with troubles in Venezuela, causing rapidly falling oil production. These factors eased worries about growing US oil production and exports. The oil industry was also affected by ongoing concerns about long-term oil demand related to electric vehicle market penetration and pollution control efforts, such as discussions about banning gasoline and diesel vehicles in California and certain cities. After declining again in February due to inflation and interest rate worries, oil prices rebounded amid rising demand and various geopolitical tensions, including unrest in Middle East oil-producing countries and the potential for the reinstatement of sanctions on Iran.

US natural gas prices declined during the period, due in part to a long stretch of temperate North American weather, although short bouts of colder weather increased demand at times. Natural gas production continued to rise, with producers sometimes reducing natural gas rig counts due to lower prices. Nonetheless, the total US rig count increased for the period, and the US became a net exporter of natural gas in late 2017. Growing demand for US natural gas exports helped to keep US inventories below recent average levels, but market concerns about production growth, including natural gas output associated with oil production, as well as new pipelines in the Northeast that could potentially increase supply reinforced lower prices.

Portfolio Composition

Based on Total Net Assets as of 4/30/18

*Includes convertible preferred stock.

Gold prices rose for the period amid US dollar weakness and geopolitical concerns. Fears about higher inflation, rising interest rates and the pace of Fed rate hikes also helped gold prices. Among other precious metals, platinum prices declined, while palladium prices rose amid tight global supplies and stronger demand for its emissions-control use in gasoline vehicles. Silver prices declined, though the metal’s demand in industrial and technical applications continued to grow. Among industrial metals, price gains for copper, aluminum and zinc were countered by a price decline in iron ore near period-end.

Manager’s Discussion

During the 12 months under review, global economic growth contributed to healthy demand for commodities, despite somewhat elevated volatility. At the company level, cost reductions combined with rising commodity prices led to improving returns.

On an absolute basis, oil and gas exploration and production (E&P) was the biggest contributor to the Fund’s performance due to strong returns driven by a rise in oil prices. Top

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FRANKLIN NATURAL RESOURCES FUND

contributors were Permian oil-focused producers EOG Resources, Concho Resources and Diamondback Energy, along with diversified producer ConocoPhillips.

Integrated oil and gas holdings including Royal Dutch, Occidental Petroleum and Suncor Energy also contributed to absolute returns.

The Fund’s holdings in the diversified metals and mining industry contributed to absolute results, driven by healthy supply and demand fundamentals for various metals that led to robust pricing on a select basis (i.e., copper and zinc rose significantly, but iron ore did not). Several companies posted solid gains, including large producers such as BHP Billiton and Rio Tinto, which were significant contributors. Smaller copper producers Sandfire Resources and First Quantum also generated robust returns.

In contrast, detractors from absolute returns oil and gas storage and transportation as well as the gold industry, where Kinder Morgan and Tahoe Resources were large detractors, respectively.

Relative to the S&P North American Natural Resources Sector Index, significant overweightings and stock selection in diversified metals and mining contributed to the Fund’s performance. Stocks that contributed to relative performance in the metals markets, also listed previously as absolute contributors, were off-benchmark holdings.

Stock selection in integrated oil and gas contributed to relative returns, driven by several off-benchmark European-based integrated companies and an underweighting in Exxon Mobil.

Oil and gas storage and transportation benefited relative performance due to an underweighting that offset security selection.

A significant overweighting and stock selection in E&P contributed to relative results, driven by strong performance from SRC Energy2, Diamondback Energy and Matador3, while we avoided several underperformers. Although the Fund had a few relative detractors, they were more than offset by the contributors.

In contrast, an underweighted allocation offset the positive effects of stock selection in oil and gas refining and marketing and hindered relative results. Examples include an underweighting in Valero and a lack of exposure to Andeavor.

Top 10 Holdings

4/30/18

Company Sector/Industry	% of Total Net Assets
Schlumberger Ltd. Oil & Gas Equipment & Services	3.9%
Exxon Mobil Corp. Integrated Oil & Gas	3.4%
Halliburton Co. Oil & Gas Equipment & Services	3.3%
Noble Energy Inc. Oil & Gas Exploration & Production	2.8%
Chevron Corp. Integrated Oil & Gas	2.8%
Anadarko Petroleum Corp. Oil & Gas Exploration & Production	2.7%
Royal Dutch Shell PLC Integrated Oil & Gas	2.6%
EOG Resources Inc. Oil & Gas Exploration & Production	2.5%
Occidental Petroleum Corp. Integrated Oil & Gas	2.5%
TechnipFMC PLC Oil & Gas Equipment & Services	2.5%

Gold also detracted from relative Fund performance, largely due to significant declines in shares of Tahoe Resources, Alamos Gold and Guyana Goldfields.2

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the US dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer US dollars. This can have a negative effect on Fund performance. Conversely, when the US dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended April 30, 2018, the US dollar declined in value relative to most currencies. As a result, the Fund’s performance was positively affected by the portfolio’s significant investment in securities with non-US currency exposure. However, one cannot expect the same result in future periods. Whether the US dollar goes up or weakens compared with foreign currencies, company-specific factors may offset the effects of the currency movements on the value of individual investments and, possibly, the Fund’s performance overall.

2.	Not part of the index.
3.	Not held at period-end.

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Thank you for your continued participation in Franklin Natural Resources Fund. We look forward to serving your future investment needs.

Frederick G. Fromm, CFA

Matthew J. Adams, CFA

Stephen M. Land, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN NATURAL RESOURCES FUND

Performance Summary as of April 30, 2018

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 4/30/181

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A
1-Year	+12.74%	+6.27%
5-Year	-11.53%	-3.57%
10-Year	-28.38%	-3.85%

Advisor
1-Year	+13.04%	+13.04%
5-Year	-10.31%	-2.15%
10-Year	-26.31%	-3.01%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 16 for Performance Summary footnotes.

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FRANKLIN NATURAL RESOURCES FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 16 for Performance Summary footnotes.

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FRANKLIN NATURAL RESOURCES FUND

PERFORMANCE SUMMARY

Distributions	(5/1/17–4/30/18)

Share Class	Net Investment Income
A	$0.3123
R6	$0.5995
Advisor	$0.4497

Total Annual Operating Expenses5

Share Class	With Waiver	Without Waiver
A	1.06%	1.07%
Advisor	0.81%	0.82%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Investing in a fund concentrating in the natural resources sector involves special risks, including increased susceptibility to adverse economic and regulatory developments affecting the sector. Smaller companies can be particularly sensitive to changes in economic conditions and have less certain growth prospects than larger, more established companies and can be volatile, especially over the short term. The Fund may also invest in foreign companies, which involve special risks, including currency fluctuations and political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 8/31/18. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized

4. Source: Morningstar. The S&P North American Natural Resources Index is a modified capitalization-weighted index that includes companies involved in extractive industries (mining), energy and forestry services, producers of pulp and paper, and owners and operators of timber tracts or plantations. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total US equity market performance.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN NATURAL RESOURCES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 11/1/17	Ending Account Value 4/30/18	Expenses Paid During Period 11/1/17–4/30/18[1,2]	Ending Account Value 4/30/18	Expenses Paid During Period 11/1/17–4/30/18[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$1,132.00	$5.39	$1,019.74	$5.11	1.02%
C	$1,000	$1,127.90	$9.29	$1,016.07	$8.80	1.76%
R6	$1,000	$1,134.60	$2.96	$1,022.02	$2.81	0.56%
Advisor	$1,000	$1,133.70	$4.07	$1,020.98	$3.86	0.77%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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FRANKLIN STRATEGIC SERIES

Financial Highlights

Franklin Biotechnology Discovery Fund

	Year Ended April 30,
	2018	2017	2016	2015	2014

Class A

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$147.22	$128.19	$182.30	$129.27	$ 105.95

Income from investment operations[a]:

Net investment income (loss)[b]	(0.80)	(0.79)	(0.94)	(1.09)	(1.07)

Net realized and unrealized gains (losses)	3.32	25.75	(39.39)	60.79	33.18

Total from investment operations	2.52	24.96	(40.33)	59.70	32.11

Less distributions from:

Net investment income	—	(1.73)	—	—	—

Net realized gains	(3.60)	(4.20)	(13.78)	(6.67)	(8.79)

Total distributions	(3.60)	(5.93)	(13.78)	(6.67)	(8.79)

Net asset value, end of year	$146.14	$147.22	$128.19	$182.30	$129.27

Total return[c]	1.69%	20.02%	(23.55)%	46.81%	30.60%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.05%	1.04%	0.99%	1.00%	1.10%

Expenses net of waiver and payments by affiliates[d]	1.03%	1.02%	0.98%	1.00% [e]	1.10% [e]

Net investment income (loss)	(0.53)%	(0.58)%	(0.56)%	(0.67)%	(0.82)%

Supplemental data

Net assets, end of year (000’s)	$1,081,883	$1,176,687	$1,074,903	$1,601,906	$1,141,890

Portfolio turnover rate	26.95%	34.12%	22.13%	41.43%	48.70%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Biotechnology Discovery Fund (continued)

	Year Ended April 30,
	2018	2017	2016	2015	2014[a]

Class C

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$143.98	$125.99	$180.67	$129.11	$ 159.15

Income from investment operations[b]:

Net investment income (loss)[c]	(1.90)	(1.81)	(2.11)	(2.38)	(0.34)

Net realized and unrealized gains (losses)	3.27	25.29	(38.79)	60.61	(29.70)

Total from investment operations	1.37	23.48	(40.90)	58.23	(30.04)

Less distributions from:

Net investment income	—	(1.29)	—	—	—

Net realized gains	(3.60)	(4.20)	(13.78)	(6.67)	—

Total distributions	(3.60)	(5.49)	(13.78)	(6.67)	—

Net asset value, end of year	$141.75	$143.98	$125.99	$180.67	$129.11

Total return[d]	0.93%	19.14%	(24.09)%	45.76%	(18.88)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.80%	1.79%	1.71%	1.75%	1.82%

Expenses net of waiver and payments by affiliates[f]	1.78%	1.77%	1.70%	1.75% [g]	1.82% [g]

Net investment income (loss)	(1.28)%	(1.33)%	(1.28)%	(1.42)%	(1.52)%

Supplemental data

Net assets, end of year (000’s)	$58,433	$53,935	$17,562	$23,051	$5,486

Portfolio turnover rate	26.95%	34.12%	22.13%	41.43%	48.70%

aFor the period March 4, 2014 (effective date) to April 30, 2014.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Biotechnology Discovery Fund (continued)

	Year Ended April 30,
	2018	2017	2016	2015	2014[a]

Class R6

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$151.03	$131.37	$185.75	$131.09	$ 104.56

Income from investment operations[b]:

Net investment income (loss)[c]	(0.17)	(0.25)	(0.32)	(0.45)	(0.49)

Net realized and unrealized gains (losses)	3.39	26.41	(40.28)	61.78	35.81

Total from investment operations	3.22	26.16	(40.60)	61.33	35.32

Less distributions from:

Net investment income	—	(2.30)	—	—	—

Net realized gains	(3.60)	(4.20)	(13.78)	(6.67)	(8.79)

Total distributions	(3.60)	(6.50)	(13.78)	(6.67)	(8.79)

Net asset value, end of year	$150.65	$151.03	$131.37	$185.75	$131.09

Total return[d]	2.11%	20.50%	(23.24)%	47.40%	34.10%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.65%	0.63%	0.60%	0.60%	0.63%

Expenses net of waiver and payments by affiliates[f]	0.61%	0.61%	0.59%	0.60% [g]	0.63% [g]

Net investment income (loss)	(0.11)%	(0.17)%	(0.17)%	(0.27)%	(0.35)%

Supplemental data

Net assets, end of year (000’s)	$8,307	$8,891	$5,568	$76,436	$50,846

Portfolio turnover rate	26.95%	34.12%	22.13%	41.43%	48.70%

aFor the year May 1, 2013 (effective date) to April 30, 2014.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Biotechnology Discovery Fund (continued)

	Year Ended April 30,
	2018	2017	2016	2015	2014

Advisor Class

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$150.20	$130.67	$185.12	$130.86	$106.86

Income from investment operations[a]:

Net investment income (loss)[b]	(0.45)	(0.46)	(0.55)	(0.70)	(0.69)

Net realized and unrealized gains (losses)	3.39	26.27	(40.12)	61.63	33.48

Total from investment operations	2.94	25.81	(40.67)	60.93	32.79

Less distributions from:

Net investment income	—	(2.08)	—	—	—

Net realized gains	(3.60)	(4.20)	(13.78)	(6.67)	(8.79)

Total distributions	(3.60)	(6.28)	(13.78)	(6.67)	(8.79)

Net asset value, end of year	$149.54	$150.20	$130.67	$185.12	$130.86

Total return	1.94%	20.32%	(23.36)%	47.17%	31.02%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.80%	0.79%	0.75%	0.75%	0.80%

Expenses net of waiver and payments by affiliates[c]	0.78%	0.77%	0.74%	0.75% [d]	0.80% [d]

Net investment income (loss)	(0.28)%	(0.33)%	(0.32)%	(0.42)%	(0.52)%

Supplemental data

Net assets, end of year (000’s)	$180,219	$159,894	$93,263	$167,035	$91,012

Portfolio turnover rate	26.95%	34.12%	22.13%	41.43%	48.70%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	21

FRANKLIN STRATEGIC SERIES

Statement of Investments, April 30, 2018

Franklin Biotechnology Discovery Fund

	Country	Shares/ Warrants	Value
Common Stocks and Other Equity Interests 96.4%
Biotechnology 78.7%
AbbVie Inc.	United States	146,600	$14,154,230
[a] Acceleron Pharma Inc.	United States	166,700	5,819,497
[a] Aimmune Therapeutics Inc.	United States	201,900	6,266,976
[a] Alexion Pharmaceuticals Inc.	United States	868,900	102,208,707
Amgen Inc.	United States	253,900	44,300,472
[a] Amicus Therapeutics Inc.	United States	933,900	13,214,685
[a] AnaptysBio Inc.	United States	79,970	7,499,587
[a] Aquinox Pharmaceuticals Inc.	Canada	469,500	5,723,205
[a,b] ARCA biopharma Inc., wts., 6/16/22	United States	1,338,619	5,435
[a,c] Arcturus Therapeutics Ltd.	United States	20,669	105,412
[a] Argenx SE, ADR	Netherlands	151,603	13,283,455
[a,c] ARMO BioSciences Inc.	United States	63,400	1,687,708
[a] Array BioPharma Inc.	United States	2,559,600	34,708,176
[a] Ascendis Pharma AS, ADR	Denmark	144,600	9,111,246
[a] Audentes Therapeutics Inc.	United States	146,600	5,476,976
[a,c] Aurinia Pharmaceuticals Inc.	Canada	644,300	3,382,575
[a] Biogen Inc.	United States	236,461	64,695,730
[a] BioMarin Pharmaceutical Inc.	United States	453,056	37,834,706
[a] Bluebird Bio Inc.	United States	109,100	18,563,365
[a,c] Cara Therapeutics Inc.	United States	159,600	1,975,848
[a] Celgene Corp.	United States	1,047,400	91,228,540
[a] ChemoCentryx Inc.	United States	604,679	6,609,142
[a] Clovis Oncology Inc.	United States	696,600	30,218,508
[a] Concert Pharmaceuticals Inc.	United States	207,400	3,785,050
[a,c] CRISPR Therapeutics AG	Switzerland	274,014	12,840,296
[a] CTI BioPharma Corp.	United States	1,339,000	5,195,320
[a] CytomX Therapeutics Inc.	United States	125,100	3,290,130
[a,c] DelMar Pharmaceuticals Inc.	Canada	388,770	364,122
[a,b] DelMar Pharmaceuticals Inc., wts., 4/12/22	Canada	291,578	9,505
[a] Dynavax Technologies Corp.	United States	690,770	11,708,551
[a] Enanta Pharmaceuticals Inc.	United States	110,500	10,282,025
[a] Epizyme Inc.	United States	329,000	4,227,650
[a] Exelixis Inc.	United States	673,300	14,018,106
[a] Fate Therapeutics Inc.	United States	2,282,277	23,050,998
[a] G1 Therapeutics Inc.	United States	437,126	16,763,782
Gilead Sciences Inc.	United States	624,500	45,107,635
[a] Global Blood Therapeutics Inc.	United States	197,500	8,719,625
[a] GlycoMimetics Inc.	United States	825,200	13,937,628
[a] Heron Therapeutics Inc.	United States	1,448,177	43,879,763
[a] Homology Medicines Inc.	United States	138,400	2,766,616
[a] ImmunoGen Inc.	United States	660,600	7,259,994
[a] Immunomedics Inc.	United States	266,300	4,849,323
[a] Incyte Corp.	United States	323,300	20,025,202
[a,b,d] Intarcia Therapeutics Inc., DD	United States	80,195	1,862,062
[a] Iovance Biotherapeutics Inc.	United States	1,462,500	21,206,250
[a] Karyopharm Therapeutics Inc.	United States	387,854	5,073,130
[a] Loxo Oncology Inc.	United States	59,600	7,504,236
[a] MacroGenics Inc.	United States	180,200	4,155,412
Merrimack Pharmaceuticals Inc.	United States	140,218	1,189,049
[a] Minerva Neurosciences Inc.	United States	492,400	3,225,220
[a] Molecular Templates Inc., wts., 2/12/20	United States	439,500	—
[a] Neurocrine Biosciences Inc.	United States	353,700	28,677,996

22	Annual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Biotechnology Discovery Fund (continued)

	Country	Shares/ Warrants	Value
Common Stocks and Other Equity Interests (continued)
Biotechnology (continued)
[a,c] Nightstar Therapeutics PLC, ADR	United States	32,853	$470,126
[a,b] Northwest Biotherapeutics Inc., wts., 2/20/19	United States	223,880	24
[a] Novavax Inc.	United States	2,282,500	3,560,700
[a] Pfenex Inc.	United States	532,384	2,960,055
[a] Puma Biotechnology Inc.	United States	329,300	20,992,875
[a,c] Radius Health Inc.	United States	140,100	4,231,020
[a] Regeneron Pharmaceuticals Inc.	United States	154,109	46,799,821
[a] REGENXBIO Inc.	United States	276,376	10,322,644
[a] Rocket Pharmaceuticals Inc.	United States	84,100	1,449,884
[a] Sage Therapeutics Inc.	United States	132,570	19,079,474
[a] Sarepta Therapeutics Inc.	United States	85,100	6,498,236
[a] TG Therapeutics Inc.	United States	504,000	7,232,400
[a] uniQure B.V.	Netherlands	47,000	1,372,400
[a] Vertex Pharmaceuticals Inc.	United States	430,800	65,981,328
[a] Xencor Inc.	United States	224,532	6,509,183
[a,c] Zymeworks Inc.	Canada	295,900	4,645,630

			1,045,154,657

Life Sciences Tools & Services 4.6%
[a] Illumina Inc.	United States	224,700	54,136,971
[a] MorphoSys AG, ADR	Germany	275,700	7,217,826

			61,354,797

Pharmaceuticals 13.1%
[a] Aclaris Therapeutics Inc.	United States	758,614	13,465,399
[a] Agile Therapeutics Inc.	United States	1,390,171	3,934,184
[a] Aratana Therapeutics Inc.	United States	1,102,000	5,675,300
[a] BioPharmX Corp.	United States	1,991,575	447,507
[a,e] BioPharmX Corp., 144A	United States	1,945,737	437,207
[a,b] BioPharmX Corp., wts., 3/29/21	United States	108,000	3,591
[a,b] BioPharmX Corp., wts., 11/22/23	United States	1,679,900	140,503
[a] Collegium Pharmaceutical Inc.	United States	394,150	9,321,648
[a] Corium International Inc.	United States	409,900	4,049,812
[a] Cymabay Therapeutics Inc.	United States	678,300	7,888,629
[a] Dermira Inc.	United States	699,603	6,373,383
[a,c] Flex Pharma Inc.	United States	170,200	816,960
[a] Foamix Pharmaceuticals Ltd.	Israel	371,100	1,777,569
[a] GW Pharmaceuticals PLC, ADR	United Kingdom	48,967	6,508,204
[a] Jazz Pharmaceuticals PLC	United States	105,500	16,040,220
[a,c] Marinus Pharmaceuticals Inc.	United States	734,420	3,260,825
[a] The Medicines Co.	United States	291,300	8,765,217
[a] Nabriva Therapeutics PLC	Ireland	13,696	65,741
[a] Nektar Therapeutics	United States	279,700	23,399,702
[a] Neos Therapeutics Inc.	United States	614,800	5,102,840
[a] Novan Inc.	United States	120,969	350,810
[a] Odonate Therapeutics Inc.	United States	216,500	4,563,820
[a,b,d] Odonate Therapeutics Inc., Private Placement	United States	187,982	3,831,967
[a,c] Reata Pharmaceuticals Inc.	United States	91,000	2,406,040
[a] Revance Therapeutics Inc.	United States	606,200	16,943,290
[a,c] TherapeuticsMD Inc.	United States	2,847,040	15,658,720

franklintempleton.com	Annual Report	23

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Biotechnology Discovery Fund (continued)

		Country	Shares/ Warrants	Value
	Common Stocks and Other Equity Interests (continued)
	Pharmaceuticals (continued)
[a]	Zogenix Inc.	United States	342,215	$13,449,050

				174,678,138

	Total Common Stocks and Other Equity Interests
	(Cost $796,777,220)			1,281,187,592

	Escrows and Litigation Trusts (Cost $2,788,760) 0.1%
[a,b]	True North Therapeutics Inc., Escrow Account	United States	759,880	1,411,906

	Total Investments before Short Term Investments
	(Cost $799,565,980)			1,282,599,498

	Short Term Investments 6.0%

	Money Market Funds (Cost $48,671,129) 3.7%
[f,g]	Institutional Fiduciary Trust Money Market Portfolio, 1.30%	United States	48,671,129	48,671,129

[h]	Investments from Cash Collateral Received for Loaned Securities (Cost $31,355,415) 2.3%
	Money Market Funds 2.3%
[f,g]	Institutional Fiduciary Trust Money Market Portfolio, 1.30%	United States	31,355,415	31,355,415

	Total Investments (Cost $879,592,524) 102.5%			1,362,626,042
	Other Assets, less Liabilities (2.5)%			(33,783,818)

	Net Assets 100.0%			$1,328,842,224

See Abbreviations on page 47.

aNon-income producing.

bFair valued using significant unobservable inputs. See Note 11 regarding fair value measurements.

cA portion or all of the security is on loan at April 30, 2018. See Note 1(c).

dSee Note 8 regarding restricted securities.

eSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At April 30, 2018, the aggregate value of these securities was $437,207, representing less than 0.1% of net assets.

fSee Note 3(f) regarding investments in affiliated management investment companies.

gThe rate shown is the annualized seven-day effective yield at period end.

hSee Note 1(c) regarding securities on loan.

24	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

Financial Highlights

Franklin Natural Resources Fund

	Year Ended April 30,
	2018		2017		2016	2015	2014

Class A

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$25.11		$25.02		$31.46	$39.79	$33.03

Income from investment operations[a]:

Net investment income[b]	0.39	[c]	0.20		0.29	0.23	0.19

Net realized and unrealized gains (losses)	2.77		0.17		(6.55)	(8.27)	6.65

Total from investment operations	3.16		0.37		(6.26)	(8.04)	6.84

Less distributions from net investment income	(0.31)		(0.28)		(0.18)	(0.29)	(0.08)

Net asset value, end of year	$27.96		$25.11		$25.02	$31.46	$39.79

Total return[d]	12.74%		1.37%		(19.80)%	(20.07)%	20.74%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.13%		1.06%		1.14%	1.08%	1.07%

Expenses net of waiver and payments by affiliates	1.13%	[e,f]	1.05%	[f]	1.13%	1.08% [e,f]	1.07%	[e,f]

Net investment income	1.56%	[c]	0.79%		1.22%	0.67%	0.53%

Supplemental data

Net assets, end of year (000’s)	$344,695		$398,703		$461,596	$572,518	$624,250

Portfolio turnover rate	29.98%		29.74%		35.77%	30.05%	21.03%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.91%.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	25

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Natural Resources Fund (continued)

	Year Ended April 30,
	2018		2017		2016	2015	2014

Class C

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$24.28		$24.25		$30.46	$38.39	$32.02

Income from investment operations[a]:

Net investment income (loss)[b]	0.20	[c]	0.01		0.11	(0.01)	(0.06)

Net realized and unrealized gains (losses)	2.69		0.15		(6.31)	(7.91)	6.43

Total from investment operations	2.89		0.16		(6.20)	(7.92)	6.37

Less distributions from net investment income	—		(0.13)		(0.01)	(0.01)	—

Net asset value, end of year	$27.17		$24.28		$24.25	$30.46	$38.39

Total return[d]	11.90%		0.63%		(20.37)%	(20.63)%	19.89%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.88%		1.81%		1.87%	1.78%	1.76%

Expenses net of waiver and payments by affiliates	1.88%	[e,f]	1.80%	[f]	1.86%	1.78% [e,f]	1.76%	[e,f]

Net investment income (loss)	0.81%	[c]	0.04%		0.49%	(0.03)%	(0.16)%

Supplemental data

Net assets, end of year (000’s)	$83,814		$96,835		$107,724	$123,735	$126,651

Portfolio turnover rate	29.98%		29.74%		35.77%	30.05%	21.03%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.16%.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fBenefit of expense reduction rounds to less than 0.01%.

26	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Natural Resources Fund (continued)

	Year Ended April 30,
	2018		2017		2016	2015	2014[a]

Class R6

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$26.87		$26.73		$33.62	$42.58	$38.28

Income from investment operations[b]:

Net investment income[c]	0.57	[d]	0.47		0.51	0.46	0.19

Net realized and unrealized gains (losses)	2.95		0.04		(7.06)	(8.92)	4.31

Total from investment operations	3.52		0.51		(6.55)	(8.46)	4.50

Less distributions from net investment income	(0.60)		(0.37)		(0.34)	(0.50)	(0.20)

Net asset value, end of year	$29.79		$26.87		$26.73	$33.62	$42.58

Total return[e]	13.37%		1.89%		(19.31)%	(19.61)%	11.83%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	0.64%		0.83%		0.60%	0.55%	0.55%

Expenses net of waiver and payments by affiliates	0.57%	[g]	0.54%	[g]	0.55%	0.54% [g]	0.53%	[g]

Net investment income	2.12%[d]		1.30%		1.80%	1.21%	1.07%

Supplemental data

Net assets, end of year (000’s)	$15,866		$218		$15	$439	$939

Portfolio turnover rate	29.98%		29.74%		35.77%	30.05%	21.03%

aFor the period September 20, 2013 (effective date) to April 30, 2014.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.47%.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	27

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Natural Resources Fund (continued)

	Year Ended April 30,
	2018		2017		2016	2015	2014

Advisor Class

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$26.81		$26.71		$33.63	$42.52	$35.31

Income from investment operations[a]:

Net investment income[b]	0.49	[c]	0.29		0.36	0.35	0.31

Net realized and unrealized gains (losses)	2.95		0.17		(7.00)	(8.85)	7.10

Total from investment operations	3.44		0.46		(6.64)	(8.50)	7.41

Less distributions from net investment income	(0.45)		(0.36)		(0.28)	(0.39)	(0.20)

Net asset value, end of year	$29.80		$26.81		$26.71	$33.63	$42.52

Total return	13.04%		1.64%		(19.60)%	(19.81)%	21.07%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.88%		0.81%		0.87%	0.78%	0.77%

Expenses net of waiver and payments by affiliates	0.88%	[d,e]	0.80%	[e]	0.86%	0.78% [d,e]	0.77%	[d,e]

Net investment income	1.81%	[c]	1.04%		1.49%	0.97%	0.83%

Supplemental data

Net assets, end of year (000’s)	$78,443		$94,070		$90,185	$79,307	$94,651

Portfolio turnover rate	29.98%		29.74%		35.77%	30.05%	21.03%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.16%.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

eBenefit of expense reduction rounds to less than 0.01%.

28	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

Statement of Investments, April 30, 2018

Franklin Natural Resources Fund

	Country	Shares	Value
Common Stocks 97.6%
Construction Materials 0.4%
[a] Cemex SAB de CV, CPO, ADR	Mexico	367,000	$2,279,070

Copper 3.8%
Antofagasta PLC	United Kingdom	438,300	5,867,961
First Quantum Minerals Ltd.	Zambia	266,600	3,843,295
Freeport-McMoRan Inc.	United States	227,500	3,460,275
[a] Imperial Metals Corp.	Canada	364,500	568,067
Lundin Mining Corp.	Canada	329,900	2,185,109
Sandfire Resources NL	Australia	631,267	3,773,480

			19,698,187

Diversified Chemicals 0.8%
BASF SE	Germany	22,800	2,377,165
DowDuPont Inc.	United States	29,500	1,865,580

			4,242,745

Diversified Metals & Mining 7.6%
BHP Billiton PLC, ADR	United Kingdom	277,700	11,757,818
Glencore PLC	Switzerland	2,070,800	9,998,729
Hudbay Minerals Inc.	Canada	168,600	1,178,479
[a] Nautilus Minerals Inc.	Canada	3,895,831	683,053
Nexa Resources SA	Peru	149,000	2,604,520
Rio Tinto PLC, ADR	United Kingdom	89,800	4,934,510
South32 Ltd.	Australia	1,050,000	2,940,632
Teck Resources Ltd., B	Canada	223,000	5,603,990

			39,701,731

Gold 5.3%
Agnico Eagle Mines Ltd.	Canada	77,600	3,267,146
Alamos Gold Inc., A	Canada	656,900	3,552,471
[a] B2Gold Corp.	Canada	1,615,900	4,646,358
Barrick Gold Corp.	Canada	255,400	3,440,238
Goldcorp Inc.	Canada	240,000	3,189,600
[a] Guyana Goldfields Inc.	Canada	758,600	2,943,838
Newcrest Mining Ltd.	Australia	142,400	2,267,404
OceanaGold Corp.	Australia	631,410	1,702,391
Randgold Resources Ltd., ADR	United Kingdom	5,400	437,940
Tahoe Resources Inc.	Canada	444,700	2,242,039

			27,689,425

Integrated Oil & Gas 14.9%
Chevron Corp.	United States	115,800	14,487,738
Exxon Mobil Corp.	United States	231,000	17,960,250
Occidental Petroleum Corp.	United States	168,100	12,987,406
[a] Petroleo Brasileiro SA, ADR	Brazil	103,300	1,455,497
Royal Dutch Shell PLC, A, ADR	United Kingdom	197,521	13,806,718
Suncor Energy Inc.	Canada	309,500	11,841,697
Total SA, B, ADR	France	84,910	5,316,215

			77,855,521

Oil & Gas Drilling 3.4%
Ensco PLC, A	United States	346,719	1,958,962
Patterson-UTI Energy Inc.	United States	386,000	8,268,120
[a] Pioneer Energy Services Corp.	United States	1,334,043	4,602,449

franklintempleton.com	Annual Report	29

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Natural Resources Fund (continued)

	Country	Shares	Value
Common Stocks (continued)
Oil & Gas Drilling (continued)
[a] Rowan Cos. PLC	United States	213,600	$3,084,384

			17,913,915

Oil & Gas Equipment & Services 19.9%
Baker Hughes a GE Co., A	United States	215,600	7,785,316
[a] Dril-Quip Inc.	United States	53,800	2,230,010
Halliburton Co.	United States	326,335	17,292,492
[a] Hunting PLC	United Kingdom	160,700	1,772,226
[a] Liberty Oilfield Services Inc.	United States	264,200	5,268,148
[a] Mammoth Energy Services Inc.	United States	58,608	1,903,588
[a] Nine Energy Service Inc.	United States	121,500	3,710,610
Oceaneering International Inc.	United States	182,400	3,874,176
[a] Oil States International Inc.	United States	195,200	7,017,440
[a] Ranger Energy Services Inc.	United States	158,300	1,305,975
[b] RPC Inc.	United States	311,500	5,610,115
Schlumberger Ltd.	United States	299,747	20,550,654
[a] Superior Energy Services Inc.	United States	1,020,900	10,954,257
TechnipFMC PLC	United Kingdom	393,600	12,973,056
[a] Weatherford International PLC	United States	659,800	1,946,410

			104,194,473

Oil & Gas Exploration & Production 29.2%
Anadarko Petroleum Corp.	United States	212,400	14,298,768
Cabot Oil & Gas Corp., A	United States	463,700	11,087,067
[a] Cairn Energy PLC	United Kingdom	1,839,200	5,737,989
[a] Callon Petroleum Co.	United States	555,700	7,729,787
Canadian Natural Resources Ltd.	Canada	253,300	9,142,723
[a] Concho Resources Inc.	United States	76,500	12,026,565
ConocoPhillips	United States	151,300	9,910,150
[a] Diamondback Energy Inc.	United States	72,300	9,286,935
EOG Resources Inc.	United States	111,200	13,140,504
EQT Corp.	United States	204,200	10,248,798
Hess Corp.	United States	179,400	10,224,006
[a] Jagged Peak Energy Inc.	United States	478,400	6,855,472
Noble Energy Inc.	United States	429,900	14,543,517
Pioneer Natural Resources Co.	United States	50,400	10,158,120
[a] Resolute Energy Corp.	United States	203,300	6,788,187
[a] SRC Energy Inc.	United States	128,300	1,416,432

			152,595,020

Oil & Gas Refining & Marketing 3.6%
HollyFrontier Corp.	United States	62,000	3,762,780
Marathon Petroleum Corp.	United States	63,600	4,764,276
Phillips 66	United States	46,900	5,220,439
Valero Energy Corp.	United States	46,300	5,136,059

			18,883,554

Oil & Gas Storage & Transportation 7.0%
Enbridge Inc.	Canada	314,547	9,521,338
Kinder Morgan Inc.	United States	647,700	10,246,614
ONEOK Inc.	United States	66,400	3,998,608
Targa Resources Corp.	United States	167,100	7,848,687
TransCanada Corp.	Canada	59,200	2,513,040

30	Annual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Natural Resources Fund (continued)

	Country	Shares	Value
Common Stocks (continued)
Oil & Gas Storage & Transportation (continued)
The Williams Cos. Inc.	United States	100,800	$2,593,584

			36,721,871

Paper Packaging 0.3%
Packaging Corp. of America	United States	11,200	1,295,728

Specialty Chemicals 1.1%
Albemarle Corp.	United States	37,700	3,655,392
Umicore SA	Belgium	32,200	1,799,179

			5,454,571

Trading Companies & Distributors 0.3%
[a] Univar Inc.	United States	64,300	1,772,108

Total Common Stocks (Cost $388,910,661)			510,297,919

Convertible Preferred Stocks 0.4%
Oil & Gas Exploration & Production 0.4%
Sanchez Energy Corp., 4.875%, cvt. pfd., A	United States	84,500	1,187,225
Sanchez Energy Corp., 6.50%, cvt. pfd., B	United States	56,000	968,800

Total Convertible Preferred Stocks (Cost $6,412,173)			2,156,025

Total Investments before Short Term Investments (Cost $395,322,834)			512,453,944

Short Term Investments 3.3%

Money Market Funds (Cost $11,815,239) 2.3%
[c,d] Institutional Fiduciary Trust Money Market Portfolio, 1.30%	United States	11,815,239	11,815,239

[e] Investments from Cash Collateral Received for Loaned Securities (Cost $5,473,225) 1.0%
Money Market Funds 1.0%
[c,d] Institutional Fiduciary Trust Money Market Portfolio, 1.30%	United States	5,473,225	5,473,225

Total Investments (Cost $412,611,298) 101.3%			529,742,408
Other Assets, less Liabilities (1.3)%			(6,924,796)

Net Assets 100.0%			$522,817,612

See Abbreviations on page 47.

aNon-income producing.

bA portion or all of the security is on loan at April 30, 2018. See Note 1(c).

cSee Note 3(f) regarding investments in affiliated management investment companies.

dThe rate shown is the annualized seven-day effective yield at period end.

eSee Note 1(c) regarding securities on loan.

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FRANKLIN STRATEGIC SERIES

Financial Statements

Statements of Assets and Liabilities

April 30, 2018

	Franklin Biotechnology Discovery Fund	Franklin Natural Resources Fund

Assets:
+Investments in securities:
Cost - Unaffiliated issuers	$799,565,980	$395,322,834
Cost - Non-controlled affiliates (Note 3f and 9)	80,026,544	17,288,464

Value - Unaffiliated issuers	$1,282,599,498	$512,453,944
Value - Non-controlled affiliates (Note 3f and 9)	80,026,544	17,288,464
Receivables:
Investment securities sold **	4,820	2,228,269
Capital shares sold	1,205,397	542,028
Dividends and interest	244,932	947,088
Other assets	1,210	451

Total assets	1,364,082,401	533,460,244

Liabilities:
Payables:
Investment securities purchased	210,263	3,404,429
Capital shares redeemed	2,119,627	991,689
Management fees	624,999	205,556
Distribution fees	275,379	136,125
Transfer agent fees	568,337	372,213
Payable upon return of securities loaned	31,355,415	5,473,225
Accrued expenses and other liabilities	86,157	59,395

Total liabilities	35,240,177	10,642,632

Net assets, at value	$1,328,842,224	$522,817,612

Net assets consist of:
Paid-in capital	$811,374,022	$561,112,914
Undistributed net investment income (loss)	(8,318,907)	4,345,619
Net unrealized appreciation (depreciation)	483,033,518	117,125,800
Accumulated net realized gain (loss)	42,753,591	(159,766,721)

Net assets, at value	$1,328,842,224	$522,817,612

+Includes securities loaned	$29,833,386	$5,328,259
**Includes securities loaned	$4,820	$—

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FRANKLIN STRATEGIC SERIES

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

April 30, 2018

	Franklin Biotechnology Discovery Fund	Franklin Natural Resources Fund

Class A:
Net assets, at value	$1,081,883,350	$344,694,626

Shares outstanding	7,403,210	12,326,387

Net asset value per share[a]	$146.14	$27.96

Maximum offering price per share (net asset value per share ÷ 94.25%)	$155.06	$29.67

Class C:
Net assets, at value	$58,432,783	$ 83,814,148

Shares outstanding	412,233	3,084,676

Net asset value and maximum offering price per share[a]	$141.75	$27.17

Class R6:
Net assets, at value	$8,307,475	$ 15,866,211

Shares outstanding	55,143	532,565

Net asset value and maximum offering price per share	$150.65	$29.79

Advisor Class:
Net assets, at value	$180,218,616	$ 78,442,627

Shares outstanding	1,205,125	2,632,352

Net asset value and maximum offering price per share	$149.54	$29.80

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	33

FRANKLIN STRATEGIC SERIES

FINANCIAL STATEMENTS

Statements of Operations

for the year ended April 30, 2018

	Franklin Biotechnology Discovery Fund	Franklin Natural Resources Fund

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$4,451,465	$13,895,912
Non-controlled affiliates (Note 3f and 9)	261,113	49,486
Interest:
Unaffiliated issuers	—	86,851
Income from securities loaned (net of fees and rebates)	2,473,523	97,388

Total investment income	7,186,101	14,129,637

Expenses:
Management fees (Note 3a)	8,267,147	2,619,358
Distribution fees: (Note 3c)
Class A	2,921,618	878,272
Class C	585,639	853,551
Transfer agent fees: (Note 3e)
Class A	2,227,982	1,151,738
Class C	111,656	280,969
Class R6	3,804	1,318
Advisor Class	346,598	287,669
Custodian fees (Note 4)	13,960	15,813
Reports to shareholders	161,584	109,794
Registration and filing fees	116,765	84,528
Professional fees	79,391	49,260
Trustees’ fees and expenses	14,729	5,846
Other	31,067	18,613

Total expenses	14,881,940	6,356,729
Expense reductions (Note 4)	(590)	(1,073)
Expenses waived/paid by affiliates (Note 3f and 3g)	(294,807)	(33,306)

Net expenses	14,586,543	6,322,350

Net investment income (loss)	(7,400,442)	7,807,287

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	64,627,903	(12,677,172)
Non-controlled affiliates (Note 3f and 9)	(10,264,307)	—
Foreign currency transactions	(703)	37,163

Net realized gain (loss)	54,362,893	(12,640,009)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(24,252,374)	63,521,110
Non-controlled affiliates (Note 3f and 9)	1,655,827	—
Translation of other assets and liabilities denominated in foreign currencies	326	(7,087)

Net change in unrealized appreciation (depreciation)	(22,596,221)	63,514,023

Net realized and unrealized gain (loss)	31,766,672	50,874,014

Net increase (decrease) in net assets resulting from operations	$24,366,230	$58,681,301

*Foreign taxes withheld on dividends	$—	$445,415

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FRANKLIN STRATEGIC SERIES

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Biotechnology		Franklin Natural
	Discovery Fund		Resources Fund

	Year Ended April 30,		Year Ended April 30,

	2018	2017	2018	2017

Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(7,400,442)	$(7,464,858)	$7,807,287	$4,573,924
Net realized gain (loss)	54,362,893	98,018,256	(12,640,009)	(16,276,712)
Net change in unrealized appreciation (depreciation)	(22,596,221)	145,090,624	63,514,023	23,243,049

Net increase (decrease) in net assets resulting from operations	24,366,230	235,644,022	58,681,301	11,540,261

Distributions to shareholders from:
Net investment income:
Class A	—	(14,076,436)	(4,171,579)	(4,756,117)
Class C	—	(408,909)	—	(577,641)
Class R6	—	(126,292)	(26,407)	(212)
Advisor Class	—	(1,688,739)	(1,426,444)	(1,234,610)
Net realized gains:
Class A	(27,114,653)	(34,234,146)	—	—
Class C	(1,417,301)	(1,330,584)	—	—
Class R6	(199,407)	(230,582)	—	—
Advisor Class	(4,208,617)	(3,411,647)	—	—

Total distributions to shareholders	(32,939,978)	(55,507,335)	(5,624,430)	(6,568,580)

Capital share transactions: (Note 2)
Class A	(88,622,240)	(55,488,311)	(89,055,299)	(66,989,230)
Class C	5,540,101	31,398,641	(22,010,700)	(11,600,701)
Class R6	(555,474)	2,002,691	14,973,208	222,601
Advisor Class	21,646,333	50,061,306	(23,972,393)	3,702,378

Total capital share transactions	(61,991,280)	27,974,327	(120,065,184)	(74,664,952)

Net increase (decrease) in net assets	(70,565,028)	208,111,014	(67,008,313)	(69,693,271)
Net assets:
Beginning of year	1,399,407,252	1,191,296,238	589,825,925	659,519,196

End of year	$1,328,842,224	$1,399,407,252	$522,817,612	$589,825,925

Undistributed net investment income (loss) included in net assets:
End of year	$(8,318,907)	$—	$4,345,619	$1,804,541

Distributions in excess of net investment income included in net assets:
End of year	$—	$(6,168,715)	$—	$—

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	35

FRANKLIN STRATEGIC SERIES

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

Franklin Strategic Series (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eight separate funds, two of which are included in this report (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Funds offer four classes of shares: Class A, Class C, Class R6, and Advisor Class. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Funds’ significant accounting policies.

a.  Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Funds’ business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against

36	Annual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS

established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Funds’ NAV is not calculated, which could result in differences between the value of the Funds’ portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Securities Lending

Certain or all Funds participate in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Funds. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statements of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

d.  Income and Deferred Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which the Funds invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, certain or all Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

franklintempleton.com	Annual Report	37

FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS

1.  Organization and Significant Accounting Policies (continued)

d.  Income and Deferred Taxes (continued)

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of April 30, 2018, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

e.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Funds. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

f.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

38	Annual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS

2.  Shares of Beneficial Interest

At April 30, 2018, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin Biotechnology Discovery Fund		Franklin Natural Resources Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Year ended April 30, 2018
Shares sold	1,057,237	$160,996,348	1,583,808	$40,230,459
Shares issued in reinvestment of distributions	175,206	25,819,984	164,031	4,090,940
Shares redeemed	(1,821,677)	(275,438,572)	(5,298,641)	(133,376,698)

Net increase (decrease)	(589,234)	$(88,622,240)	(3,550,802)	$(89,055,299)

Year ended April 30, 2017
Shares sold	2,141,244	$293,440,540	3,407,729	$87,917,703
Shares issued in reinvestment of distributions	347,251	45,878,780	168,961	4,629,546
Shares redeemed	(2,881,393)	(394,807,631)	(6,146,306)	(159,536,479)

Net increase (decrease)	(392,898)	$(55,488,311)	(2,569,616)	$(66,989,230)

Class C Shares:
Year ended April 30, 2018
Shares sold	142,042	$21,098,664	388,443	$9,522,328
Shares issued in reinvestment of distributions	9,827	1,408,701	—	—
Shares redeemed	(114,253)	(16,967,264)	(1,292,254)	(31,533,028)

Net increase (decrease)	37,616	$5,540,101	(903,811)	$(22,010,700)

Year ended April 30, 2017
Shares sold	314,992	$42,287,943	801,399	$19,979,661
Shares issued in reinvestment of distributions	13,374	1,732,743	21,022	558,336
Shares redeemed	(93,143)	(12,622,045)	(1,275,577)	(32,138,698)

Net increase (decrease)	235,223	$31,398,641	(453,156)	$(11,600,701)

Class R6 Shares:
Year ended April 30, 2018
Shares sold	18,257	$2,841,320	544,711	$15,552,699
Shares issued in reinvestment of distributions	1,314	199,406	995	26,408
Shares redeemed	(23,294)	(3,596,200)	(21,257)	(605,899)

Net increase (decrease)	(3,723)	$(555,474)	524,449	$14,973,208

Year ended April 30, 2017
Shares sold	38,854	$5,153,854	7,779	$228,431
Shares issued in reinvestment of distributions	2,637	356,874	7	211
Shares redeemed	(25,011)	(3,508,037)	(222)	(6,041)

Net increase (decrease)	16,480	$2,002,691	7,564	$222,601

franklintempleton.com	Annual Report	39

FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS

2.  Shares of Beneficial Interest (continued)

	Franklin Biotechnology Discovery Fund		Franklin Natural Resources Fund
	Shares	Amount	Shares	Amount
Advisor Class Shares:
Year ended April 30, 2018
Shares sold	444,625	$68,532,853	1,055,556	$28,419,344
Shares issued in reinvestment of distributions	24,690	3,720,072	52,254	1,387,336
Shares redeemed	(328,722)	(50,606,592)	(1,984,254)	(53,779,073)

Net increase (decrease)	140,593	$21,646,333	(876,444)	$(23,972,393)

Year ended April 30, 2017
Shares sold	662,833	$93,724,820	1,645,341	$45,812,950
Shares issued in reinvestment of distributions	31,641	4,260,757	40,400	1,180,483
Shares redeemed	(343,647)	(47,924,271)	(1,553,855)	(43,291,055)

Net increase (decrease)	350,827	$50,061,306	131,886	$3,702,378

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.  Management Fees

Franklin Biotechnology Discovery Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.775%	Up to and including $100 million
0.650%	Over $100 million, up to and including $200 million
0.635%	Over $200 million, up to and including $250 million
0.585%	Over $250 million, up to and including $700 million
0.550%	Over $700 million, up to and including $1.2 billion
0.525%	Over $1.2 billion, up to and including $7.5 billion
0.515%	Over $7.5 billion, up to and including $10 billion
0.505%	Over $10 billion, up to and including $12.5 billion
0.495%	Over $12.5 billion, up to and including $15 billion
0.475%	in excess of $15 billion

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NOTES TO FINANCIAL STATEMENTS

Franklin Natural Resources Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

For the year ended April 30, 2018, each Fund’s gross effective investment management fee rate based on average daily net assets was as follows:

Franklin Biotechnology Discovery Fund	Franklin Natural Resources Fund

0.583%	0.498%

b.  Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on Funds’ average daily net assets, and is not an additional expense of the Funds.

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

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FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS

3.  Transactions with Affiliates (continued)

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the year:

	Franklin Biotechnology Discovery Fund	Franklin Natural Resources Fund
Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$373,812	$67,584
CDSC retained	$ 18,329	$11,740

e.  Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. Effective November 1, 2017, the fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. Prior to November 1, 2017, the fees were account based fees that varied based on fund or account type. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended April 30, 2018, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin Biotechnology Discovery Fund	Franklin Natural Resources Fund
Transfer agent fees	$952,294	$606,105

f.  Investments in Affiliated Management Investment Companies

Certain or all Funds invest in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Funds are waived on assets invested in the affiliated management investment companies, as noted in the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended April 30, 2018, investments in affiliated management investment companies were as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Franklin Biotechnology Discovery Fund
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.30%	85,673,142	639,250,636	(644,897,234)	80,026,544	$80,026,544	$261,113	$—	$ —

Franklin Natural Resources Fund
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.30%	7,627,816	179,477,873	(169,817,225)	17,288,464	$17,288,464	$49,486	$—	$ —

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NOTES TO FINANCIAL STATEMENTS

g.  Waiver and Expense Reimbursements

For Franklin Biotechnology Discovery Fund, Investor Services has voluntarily agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03% based on the average net assets of each class. Investor Services may discontinue this waiver in the future. For Franklin Natural Resources Fund, Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03% until August 31, 2018.

h.  Interfund Transactions

Franklin Biotechnology Discovery Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the year ended April 30, 2018, these purchase and sale transactions aggregated $1,236,222 and $0, respectively.

4.  Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the year ended April 30, 2018, the custodian fees were reduced as noted in the Statements of Operations.

5.  Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At April 30, 2018, the capital loss carryforwards were as follows:

Franklin Natural Resources Fund
Capital loss carryforwards:
Short Term.	$11,809,756
Long Term	133,040,667

Total capital loss carryforwards.	$144,850,423

On April 30, 2018, Franklin Natural Resources Fund had expired capital loss carryforwards of $12,737,677, which were reclassified to paid-in capital.

The tax character of distributions paid during the years ended April 30, 2018 and 2017, was as follows:

	Franklin Biotechnology Discovery Fund		Franklin Natural Resources Fund

	2018	2017	2018	2017

Distributions paid from:
Ordinary income	$9,966,331	$16,300,376	$5,624,430	$6,568,580
Long term capital gain	22,973,647	39,206,959	—	—

	$32,939,978	$55,507,335	$5,624,430	$6,568,580

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FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS

5.  Income Taxes (continued)

At April 30, 2018, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

	Franklin Biotechnology Discovery Fund	Franklin Natural Resources Fund

Cost of investments	$893,349,664	$431,159,506

Unrealized appreciation	$553,584,494	$148,073,948
Unrealized depreciation	(84,308,116)	(49,491,046)

Net unrealized appreciation (depreciation)	$469,276,378	$98,582,902

Undistributed ordinary income	28,039,837	7,977,538
Undistributed long term capital gains	18,333,228	—

Distributable earnings	$46,373,065	$7,977,538

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of passive foreign investment company shares and wash sales.

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended April 30, 2018, were as follows:

	Franklin Biotechnology Discovery Fund	Franklin Natural Resources Fund
Purchases	$372,032,124	$156,626,356
Sales	$489,837,416	$276,632,476

At April 30, 2018, in connection with securities lending transactions, certain or all Funds loaned investments and received cash collateral as follows:

	Franklin Biotechnology Discovery Fund	Franklin Natural Resources Fund
Securities lending transactions[a]:
Equity Investments[b]	$31,355,415	$5,473,225

aThe agreements can be terminated at any time.

bThe gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statements of Assets and Liabilities.

7.  Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

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NOTES TO FINANCIAL STATEMENTS

8.  Restricted Securities

Certain or all Funds invest in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Funds may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At April 30, 2018, investments in restricted securities, excluding securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Shares	Issuer	Acquisition Date	Cost	Value
Franklin Biotechnology Discovery Fund
80,195	Intarcia Therapeutics Inc., DD	3/26/14	$2,597,516	$1,862,062
187,982	[a] Odonate Therapeutics Inc., Private Placement	9/01/17	2,799,992	3,831,967

	Total Restricted Securities (Value is 0.4% of Net Assets)		$5,397,508	$5,694,029

aThe Fund also invests in unrestricted securities of other investments in the issuer, valued at $4,563,820 as of April 30, 2018.

9.  Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the year ended April 30, 2018, investments in “affiliated companies” were as follows:

Name of Issuer	Number of Shares/ Warrants Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares/ Warrants Held at End of Year	Value at End of Year		Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Franklin Biotechnology Discovery Fund
Non-Controlled Affiliates
ARCA biopharma Inc.	478,077	—	(478,077)	—	$ —		$ —	$ (2,674,699)	$1,655,827
ARCA biopharma Inc., wts., 6/16/22	1,338,619	—	—	1,338,619	—	[a]	—	—	—	[a]
Arcturus Therapeutics Ltd.[b]	1,737,306	—	(1,716,637)[c]	20,669	—	[a]	—	(7,989,125)	—	[a]
BioPharmX Corp.	1,900,375	91,200	—	1,991,575	—	[a]	—	—	—	[a]
BioPharmX Corp., 144A	1,945,737	—	—	1,945,737	—	[a]	—	—	—	[a]
BioPharmX Corp., wts., 3/29/21	108,000	—	—	108,000	—	[a]	—	—	—	[a]
BioPharmX Corp., wts., 11/22/23	1,259,925	419,975	—	1,679,900	—	[a]	—	—	—	[a]
Fate Therapeutics Inc.	2,373,777	—	(91,500)	2,282,277	—	[a]	—	399,517	—	[a]

Total Affiliated Securities (Value is 0.0% of Net Assets)					$ —		$ —	$(10,264,307)	$1,655,827

aAs of April 30, 2018, no longer an affiliate.

bEffective January 10, 2018, Alcobra Ltd. was merged into Arcturus Therapeutics Ltd.

cGross reduction was the result of a corporate action.

10.  Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

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NOTES TO FINANCIAL STATEMENTS

10.  Credit Facility (continued)

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the year ended April 30, 2018, the Funds did not use the Global Credit Facility.

11.  Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of April 30, 2018, in valuing the Funds’ assets carried at fair value, is as follows:

	Level 1	Level 2		Level 3	Total
Franklin Biotechnology Discovery Fund
Assets:
Investments in Securities:[a]
Equity Investments:[b]
Biotechnology.	$1,043,277,631	$—	[c]	$1,877,026	$1,045,154,657
Pharmaceuticals	170,702,077	—		3,976,061	174,678,138
All Other Equity Investments	61,354,797	—		—	61,354,797
Escrows and Litigation Trusts	—	—		1,411,906	1,411,906
Short Term Investments	80,026,544	—		—	80,026,544
Total Investments in Securities	$1,355,361,049	$—		$7,264,993	$1,362,626,042

Franklin Natural Resources Fund
Assets:
Investments in Securities:[a]
Equity Investments:[b]
Oil & Gas Exploration & Production	$152,595,020	$2,156,025		$—	$154,751,045
All Other Equity Investments	357,702,899	—		—	357,702,899
Short Term Investments	17,288,464	—		—	17,288,464
Total Investments in Securities	$527,586,383	$2,156,025		$—	$529,742,408

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NOTES TO FINANCIAL STATEMENTS

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common and convertible preferred stocks as well as other equity investments.

cIncludes securities determined to have no value at April 30, 2018.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the year. At April 30, 2018, the reconciliation of assets is as follows:

	Balance at Beginning of Year	Purchases	Sales	Transfer Into Level 3[a]	Transfer Out of Level 3[b]	Cost Basis Adjustments[c]	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Balance at End of Year	Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Year End

Franklin Biotechnology Discovery Fund
Assets:
Investments in Securities:
Equity Investments:[d]
Biotechnology	$9,166,510	$—	$(5,462,541)	$—	$(8,041,464)	$2,799,999	$3,562,537	$(148,015)	$1,877,026	$(3,148,219)
Pharmaceuticals	7,765,403	2,799,992	(3,580,618)	—	—	(2,799,999)	(2,591,988)	2,383,271	3,976,061	591,771
Escrows and Litigation Trusts	—	—	—	1,308,937	—	—	—	102,969	1,411,906	102,969
Total Investments in Securities	$16,931,913	$2,799,992	$(9,043,159)	$1,308,937	$(8,041,464)	$—	$970,549	$2,338,225	$7,264,993	$(2,453,479)

Receivables:
Investment Securities Sold	$9,126,475	$—	$—	$—	$(9,381,849)	$—	$—	$255,374	$—	$—

aThe investments were transferred into Level 3 as a result of the unavailability of other significant observable valuation inputs. May include amounts related to a corporate action.

bThe investments were transferred out of Level 3 as a result of the availability of other significant observable valuation inputs.

cMay include accretion, amortization, partnership adjustments, and/or other cost basis adjustments.

dIncludes common and preferred stocks as well as other equity investments.

12. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio
ADR	American Depositary Receipt
CPO	Certificate of Ordinary Participation (usually Mexico)

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FRANKLIN STRATEGIC SERIES

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Strategic Series and Shareholders of Franklin Biotechnology Discovery Fund and Franklin Natural Resources Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Franklin Biotechnology Discovery Fund and Franklin Natural Resources Fund (the “Funds”) as of April 30, 2018, the related statements of operations for the year ended April 30, 2018, the statements of changes in net assets for each of the two years in the period ended April 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

San Francisco, California

June 18, 2018

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

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Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), Franklin Biotechnology Discovery Fund hereby reports the maximum amount allowable but no less than the $22,973,647 as long term capital gain dividends for the fiscal year ended April 30, 2018.

Under Section 871(k)(2)(C) of the Code, Franklin Biotechnology Discovery Fund hereby reports the maximum amount allowable but no less than $9,966,331 as short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended April 30, 2018.

Under Section 854(b)(1)(A) of the Code, the Funds hereby report the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended April 30, 2018:

Franklin Biotechnology Discovery Fund	Franklin Natural Resources Fund
32.23%	100.00%

Under Section 854(b)(1)(B) of the Code, the Funds hereby report the maximum amount allowable but no less than the following amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended April 30, 2018:

Franklin Biotechnology Discovery Fund	Franklin Natural Resources Fund
$3,212,704	$13,076,619

Distributions, including qualified dividend income, paid during calendar year 2018 will be reported to shareholders on Form 1099-DIV by mid-February 2019. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

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FRANKLIN STRATEGIC SERIES

Special Meeting of Shareholders

MEETING OF SHAREHOLDERS: OCTOBER 30, 2017 AND RECONVENED ON DECEMBER 15, 2017 AND DECEMBER 29, 2017

(UNAUDITED)

A Special Meeting of Shareholders of Franklin Strategic Series was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California on October 30, 2017 and reconvened on December 15, 2017 and December 29, 2017. The purpose of the meeting was to elect Trustees of Franklin Strategic Series and to vote on the following proposals for each Fund: to approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval and to approve an amended fundamental investment restriction regarding investments in commodities. At the meeting, (i) the following persons were elected by the shareholders to serve as Trustees of Franklin Strategic Series: Harris J. Ashton, Terrence J. Checki, Mary C. Choksi, Edith E. Holiday, Gregory E. Johnson, Rupert H. Johnson, Jr., J. Michael Luttig, Larry D. Thompson, and John B. Wilson; and (ii) the proposals to use a “manager of managers” structure and to approve an amended fundamental investment restriction regarding investments in commodities were approved by shareholders of Franklin Biotechnology Discovery Fund. No other business was transacted at the meeting.

In connection with the meeting, management is aware that some shareholders received from the proxy solicitor numerous calls and mailings that may have been distracting. Management is taking steps to ensure that, in the future, for any new shareholder meeting solicitations that occur, such activity is not repeated. Management apologizes for any inconvenience that may have been caused as a result of such calls and mailings.

The results of the voting at the meeting are as follows:

Proposal 1.     To elect a Board of Trustees:

Name	For	Withheld
Harris J. Ashton	598,070,781	20,352,982

Terrence J. Checki	598,448,935	19,974,827

Mary C. Choksi	598,960,351	19,463,411

Edith E. Holiday	598,977,253	19,446,508

Gregory E. Johnson	598,637,629	19,786,057

Rupert H. Johnson, Jr.	598,128,852	20,294,908

J. Michael Luttig	598,807,794	19,616,557

Larry D. Thompson	598,633,435	19,785,269

John B. Wilson	598,721,357	19,697,837

Total Trust Shares Outstanding*: 1,025,185,272

* As of the record date.

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SPECIAL MEETING OF SHAREHOLDERS

Proposal 2.	To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval:

Franklin Biotechnology Discovery Fund

Shares

For	3,552,099

Against	246,407

Abstain	137,434

Broker Non-Votes	1,355,044

Total Fund Shares Voted	5,290,986

Total Fund Shares Outstanding*	9,343,264

Franklin Natural Resources Fund

Shares

For	7,986,111

Against	574,269

Abstain	324,142

Broker Non-Votes	3,386,054

Total Fund Shares Voted	12,270,575

Total Fund Shares Outstanding*	21,488,313

Proposal 3.	To approve an amended fundamental investment restriction regarding investments in commodities:

Franklin Biotechnology Discovery Fund

Shares

For	3,554,351

Against	198,469

Abstain	183,123

Broker Non-Votes	1,355,044

Total Fund Shares Voted	5,290,986

Total Fund Shares Outstanding*	9,343,264

Franklin Natural Resources Fund
Shares

For	8,036,245

Against	442,732

Abstain	405,545

Broker Non-Votes	3,386,054

Total Fund Shares Voted	12,270,575

Total Fund Shares Outstanding*	21,488,313

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FRANKLIN STRATEGIC SERIES

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of US registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1991	137	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Terrence J. Checki (1945)	Trustee	Since December	112	Hess Corporation (exploration of oil
One Franklin Parkway San Mateo, CA 94403-1906		2017		and gas) (2014-present).

Principal Occupation During at Least the Past 5 Years:

Member of the Council on Foreign Relations (1996-present); Member of the National Committee on U.S.-China Relations (1999-present); member of the Board of Trustees of the Economic Club of New York (2013-present); member of the Board of Trustees of the Foreign Policy Association (2005-present) and member of various other boards of trustees and advisory boards; and formerly, Executive Vice President of the Federal Reserve Bank of New York and Head of its Emerging Markets and Internal Affairs Group and Member of Management Committee (1995-2014); and Visiting Fellow at the Council on Foreign Relations (2014).

Mary C. Choksi (1950)	Trustee	Since 2014	137	Avis Budget Group Inc. (car rental)
One Franklin Parkway San Mateo, CA 94403-1906				(2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952)	Trustee	Since 1998	137	Hess Corporation (exploration of oil
One Franklin Parkway San Mateo, CA 94403-1906				and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	137	Boeing Capital Corporation (aircraft
One Franklin Parkway San Mateo, CA 94403-1906				financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

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Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	137	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959)	Lead	Trustee since	112	None
One Franklin Parkway San Mateo, CA 94403-1906	Independent Trustee	2006 and Lead Independent Trustee since 2008

Principal Occupation During at Least the Past 5 Years:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing) (2002-present); Senior Advisor, McKinsey & Co. (consulting) (2017-present); serves on private and non-profit boards; and formerly, President, Staples International and Head of Global Transformation (office supplies) (2012-2016); Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

Interested Board Members and Officers
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2013	151	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board and Trustee	Chairman of the Board since 2013 and Trustee since 1991	137	None

Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 28 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

Edward B. Jamieson (1948) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2010	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy (1962) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2000	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 21 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

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*We base the number of portfolios on each separate series of the US registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2006. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Board Approval of Investment Management Agreements

FRANKLIN STRATEGIC SERIES

Franklin Biotechnology Discovery Fund

Franklin Natural Resources Fund

(each a Fund)

At an in-person meeting held on April 17, 2018 (Meeting), the Board of Trustees (Board) of Franklin Strategic Series (Trust), including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (Manager) and the Trust, on behalf of each Fund (each a Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of each Management Agreement. Although the Management Agreements for the Funds were considered at the same Board meeting, the Board considered the information provided to it about the Funds together and with respect to each Fund separately as the Board deemed appropriate.

In considering the continuation of each Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of each Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of each Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with each Fund; (iv) the extent to which economies of scale are realized as each Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of each Management Agreement, the Board, including a majority of the Independent Trustees,

determined that the terms of the Management Agreement are fair and reasonable and that the continuance of such Management Agreement is in the interests of the applicable Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Funds and their shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for each Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board also reviewed and considered an annual report on payments made by Franklin Templeton Investments (FTI) or the Funds to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements in response to a guidance update in 2016 from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of particular areas, including derivatives and payments to intermediaries, by enhanced reporting.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital

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SHAREHOLDER INFORMATION

investments relating to the services provided to the Funds by the FTI organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Funds and their shareholders.

Fund Performance

The Board reviewed and considered the performance results of each Fund over various time periods ended January 31, 2018. The Board considered the performance returns for each Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of each Fund’s performance results is below.

Franklin Biotechnology Discovery Fund – The Performance Universe for this Fund included the Fund and all retail and institutional health/biotechnology funds. The Board noted that the Fund’s annualized total return for the one-, three- and five-year periods was below the median of its Performance Universe, but for the 10-year period was above the median of its Performance Universe. The Board concluded that the Fund’s performance was acceptable, noting its positive longer-term performance. In doing so, the Board noted management’s explanation that the Fund focuses on biotechnology, while the Performance Universe is comprised of mostly general healthcare funds. The Board further noted management’s explanation that the Fund underperformed its biotechnology-only peers due to individual stock selection in large cap stocks and in the areas of cancer and gene therapy. The Board also noted that the Fund’s annualized total return for the one- and five-year periods, while below the median, exceeded 19.2% and 17.9%, respectively. The Board further noted that the Fund opened to new investors on May 16, 2016.

Franklin Natural Resources Fund – The Performance Universe for this Fund included the Fund and all retail and institutional global natural resources funds. The Board noted that the Fund’s annualized total return for the one-, three- and five-year periods was below the median of its Performance Universe, but for the 10-year period was above the median of its Performance

Universe. The Board concluded that the Fund’s performance was acceptable, noting that the Fund’s 10-year performance fell within the second quintile of its Performance Universe. In doing so, the Board noted management’s explanation that the Fund’s relative performance was negatively impacted by its overweight positions in the weak-performing energy and oil field services sectors as compared to its peers. The Board further noted management’s explanation that management has sought to limit exposure to companies with significant levels of debt and to diversify Fund exposure by adding several non-energy positions while reducing several energy positions.

Comparative Fees and Expenses

The Board reviewed and considered information regarding each Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted the quarterly and annual reports it receives on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers (Management Rate), if any, of each Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure as the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A shares for funds with multiple classes of shares. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

The Expense Group for the Franklin Biotechnology Discovery Fund included the Fund and seven other health/biotechnology funds. The Expense Group for the Franklin Natural Resources Fund included the Fund and ten other global natural resources funds. The Board noted that the Management Rates and actual total expense ratios for these Funds were below the medians of

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SHAREHOLDER INFORMATION

their respective Expense Groups. The Board concluded that the Management Rates charged to these Funds are reasonable.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FTI’s U.S. fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2017, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained consistent with that used in the Funds’ profitability report presentations from prior years. Additionally, PricewaterhouseCoopers LLP, auditor to Franklin Resources, Inc. and certain Franklin Templeton funds, has been engaged by the Manager to periodically review and assess the allocation methodologies to be used solely by the Funds’ Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, extent and quality of services provided to each Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as each Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the Franklin Templeton family of funds as a whole. The Board noted that each Fund had experienced a decrease in assets and would not be expected to demonstrate additional economies of scale in the near term.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of each Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the US Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the US Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC.

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SHAREHOLDER INFORMATION

Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter Franklin Strategic Series
Investment Manager
Franklin Advisers, Inc.
Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236 franklintempleton.com
Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2018 Franklin Templeton Investments. All rights reserved.	FSS2 A 06/18

FRANKLIN TEMPLETON
INVESTMENTS

Annual Report
and Shareholder Letter
April 30, 2018

Franklin Flexible Alpha Bond Fund

A SERIES OF FRANKLIN STRATEGIC SERIES

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Why choose Franklin Templeton Investments?

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Shareholder:

During the 12 months ended April 30, 2018, the global economy generally expanded amid improved commodity prices, generally upbeat economic data, passage of the US Tax Reform bill and encouraging corporate earnings. However, investor sentiment was dampened by Korean peninsula tensions, US and European political uncertainties, and a potentially quicker pace of central bank interest rate hikes due to strong economic growth and rising inflation.

Central bank policies were mixed, as the European Central Bank (ECB) and the Bank of Japan (BOJ) kept their benchmark interest rates unchanged, while the US Federal Reserve raised the target range for the federal funds rate in June and December 2017 and March 2018 amid a growing US economy. The BOJ continued its quantitative easing measures, but the ECB began to reduce its bond purchases in January 2018. In this environment, global government bonds, as measured by the Citigroup World Government Bond Index, recorded gains in US dollar and local currency terms.

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

We believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

In addition, Franklin Flexible Alpha Bond Fund’s annual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

Edward B. Jamieson

President and Chief Executive Officer –

Investment Management

Franklin Strategic Series

This letter reflects our analysis and opinions as of April 30, 2018, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Not FDIC Insured | May Lose Value | No Bank Guarantee

franklintempleton.com	Not part of the annual report	1

2	Annual Report	franklintempleton.com

Annual Report

Franklin Flexible Alpha Bond Fund

This annual report for Franklin Flexible Alpha Bond Fund covers the fiscal year ended April 30, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks to provide total return through a combination of current income and capital appreciation by investing at least 80% of its net assets in bonds and investments that provide exposure to bonds, including debt obligations of any credit quality, maturity or duration, all varieties of fixed income, variable rate and floating-rate debt securities and investments, money market instruments and derivatives. The Fund aims to provide attractive risk-adjusted total returns over a full market cycle. A full market cycle is a period of time that spans a full business and economic cycle, which may include periods of rising and declining interest rates.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest-rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest-rate changes than a portfolio with a higher duration.

Performance Overview

For the 12 months under review, the Fund’s Class A shares delivered a +0.71% cumulative total return. In comparison, the LIBOR USD 3-Month Rate Index posted a +1.62% total return.1 The index tracks the interest rate at which banks offer to lend to one another in the wholesale money markets in London and is used to set the cost of various variable-rate loans. You can find more of the Fund’s performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Sector Exposure*

4/30/18

	% of Total Net Assets
Collateralized Loan Obligations	19.3%
Investment-Grade Corporate Securities	17.9%
Residential Mortgage-Backed Securities	17.0%
International Bonds	8.9%
Covered Bonds	6.9%
Floating Rate Loans	5.5%
Commercial Mortgage-Backed Securities	4.7%
High Yield Corporate Securities	3.9%
Municipal Bonds	3.8%
Treasury Inflation-Protected Securities	2.8%
Other	2.0%
Asset-Backed Securities	0.1%
Agency Mortgage-Backed Securities	0.0%	**
Interest-Rate Derivatives	-34.4%
Cash & Cash Equivalents	20.2%

*Sector Exposure is intended to estimate the portfolio’s exposure to various sectors, including any hedged or increased exposure through certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors. Interest-Rate Derivatives sector consists of Treasury, interest rate and other derivatives that are primarily used for duration management; a negative number indicates that the Fund is seeking to hedge interest rate risk.

**Rounds to less than 0.1%.

Economic and Market Overview

The US economy grew during the 12 months under review. The economy strengthened in 2017’s second and third quarters but moderated in the next two quarters. The slower growth in 2018’s first quarter reflected a slowdown in consumer spending, residential fixed investment, exports, and state and local government spending. The manufacturing and services sectors expanded during the period. The unemployment rate declined from 4.4% in April 2017 to 3.9% at period-end.2 Annual inflation, as measured by the Consumer Price Index, increased from 2.2% in April 2017 to 2.5% at period-end.2

1. Source: Bloomberg LP.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

2. Source: Bureau of Labor Statistics.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 16.

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FRANKLIN FLEXIBLE ALPHA BOND FUND

Dividend Distributions*

5/1/17–4/30/18

	Dividend per Share (cents)
Month	Class A	Class C	Class R	Class R6	Advisor Class
May	1.3706	0.8901	1.1328	1.4030	1.3903
June	1.2890	0.9290	1.1133	1.3020	1.3024
July	0.6152	0.4054	—	0.6660	0.6657
August	1.4611	1.0107	0.6373	1.4940	1.4897
September	0.9137	0.4742	0.6020	0.9467	0.9376
October	1.0382	0.6053	0.5725	1.0740	1.0657
November	1.1431	0.7413	0.9477	1.0602	1.1164
December**	2.3465	1.8703	2.0437	2.3750	2.3687
January	1.8877	1.3534	1.5393	1.9166	1.9110
February	1.5681	0.9955	1.1711	1.8101	1.7699
March	1.1076	0.7317	0.8125	1.5886	1.5230
April	1.2587	1.8253	1.8108	1.9951	1.6833
Total	15.9995	11.8322	12.3830	17.6313	17.2237

*The distribution amount is the sum of all net investment income distributions for the period shown. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Includes an additional 0.71 cent per share distribution to meet excise tax requirements.

The US Federal Reserve (Fed) raised its target range for the federal funds rate 0.25% at its June and December 2017 meetings and began reducing its balance sheet in October as part of its ongoing effort to normalize monetary policy. In February 2018, new Fed Chair Jerome Powell spoke before Congress and indicated the Fed saw signs of a continued strong labor market and economic growth. He reiterated the Fed’s intention to gradually raise interest rates in an effort to keep the economy from overheating and as inflation increases toward the Fed’s target. However, he noted there was no evidence of the economy overheating and he had yet to see a clear upward move in wages. At its March meeting, the Fed raised its target range for the federal funds rate 0.25% to 1.50%–1.75% and maintained its forecast of three rate increases in 2018. Additionally, the Fed upgraded its economic forecasts for 2018 and 2019, and its rate projections indicated the number of rate hikes would increase in 2019 and 2020.

The 10-year Treasury yield, which moves inversely to its price, shifted throughout the period. The yield rose in June 2017 amid renewed optimism for faster economic growth and was supported in July by hawkish comments from key central bankers around the world. Easing concerns about Hurricane Irma’s economic impact, the Fed’s balance sheet normalization beginning in October, the passage of the tax reform bill in December and indications of higher inflation, especially in the first two months of 2018, also pushed the yield higher.

However, some factors weighed on the Treasury yield at certain points during the period, including concerns about political uncertainties in the US, tensions between the US and North Korea, the Trump administration’s protectionist trade policies and escalating trade tensions between the US and China. In April, higher inflation expectations led the 10-year yield to reach 3.03%, the highest level since January 2014. Overall, the 10-year Treasury yield rose from 2.29% at the beginning of the period to 2.95% at period-end.

Currency Composition*

4/30/18

% of Total Net Assets
North America	99.8%
US Dollar	99.6%
Mexican Peso	0.6%
Canadian Dollar	-0.4%
Asia	0.8%
Indian Rupee	0.4%
Indonesian Rupiah	0.3%
Malaysian Ringgit	0.2%
Philippine Peso	-0.1%
Europe	-0.4%
Swedish Krona	0.4%
Norwegian Krone	0.3%
Polish Zloty	0.2%
British Pound	-0.1%
Euro	-1.2%
Australia and New Zealand	-0.4%
Australian Dollar	-0.4%

*Currency Composition is intended to estimate the portfolio’s exposure to various currencies, including any hedged or increased exposure through certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

Investment Strategy

The Fund seeks to generate returns from various sources, other than solely from interest rates, by allocating its portfolio across various risks (such as credit, currency and duration risks). In employing this strategy, the Fund has the flexibility to invest across all debt asset classes without regard to country, sector, quality, maturity or duration and without reference to a benchmark index.

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FRANKLIN FLEXIBLE ALPHA BOND FUND

The Fund may engage in active and frequent trading as part of its investment strategies and, at any given time, may have a substantial amount of its assets invested in any class of debt securities, including, but not limited to: US government and agency securities; foreign government and supranational debt securities; corporate bonds; corporate loans (and loan participations); collateralized debt and loan obligations; preferred securities; various types of mortgage-backed securities and other asset-backed securities; municipal securities; and derivatives and other instruments with similar economic characteristics, or that provide exposure, to such debt securities.

Manager’s Discussion

Over the 12-month period, the Fund posted a positive total return. The Fund’s spread-sector exposure was the primary contributor to performance, driven primarily by the Fund’s exposure to investment-grade corporate bonds, floating-rate corporate loans (including collateralized loan obligations), residential mortgage-backed securities (RMBS), commercial mortgage-backed securities (CMBS) as well as the Fund’s exposure to municipal bonds and sovereign bonds. The Fund’s yield curve and duration positioning also contributed to positive alpha (excess return), driven primarily by duration exposure in the US. In contrast, the Fund’s foreign currency exposure detracted from returns, influenced primarily by short Canadian dollar, Australian dollar and euro exposures. Additionally, the Fund’s basis-trade positions (taking opposing long and short positions in two securities to profit from the convergence of their values) also detracted.

What is the yield curve?
A yield curve is a line that plots the yield to maturity of bonds having equal credit quality against their maturity dates.

At period-end, we continued to invest in a broad set of global fixed income sectors, with a goal of achieving more consistent positive alpha with a risk-diversified portfolio. Additionally, we maintained the Fund’s risk profile at a conservative level. We remained overweighted in the investment-grade corporate bond sector as well as securitized sectors including RMBS and CMBS. We continued to find what we considered value in credit-hedged corporate positions as well. We sought to hedge all of the high-yield corporate beta (or risk) in the Fund, although we retained exposure to select corporate loans and collateralized loan obligations. We also retained positions in Treasury inflation-protected securities (TIPS) as well as covered bonds. Overall, portfolio duration remained relatively neutral toward US interest-rate and non-US duration positions.

The portfolio maintained an overweighting to the US dollar versus a basket of developed market and commodity related currencies for most of the period. During the first quarter of 2018, we took a negative stance toward the US dollar and other developed and emerging market currencies. Overall currency allocation did not represent a significant portion of the Fund’s risk allocation.

The Fund utilized derivatives, including credit default and currency swaps, currency forwards, Treasury futures, interest rate swaps, total return swaps and inflation index swaps, principally as a tool for efficient portfolio management and to manage overall portfolio risk. These derivative transactions may provide the same, or similar, net long or short exposure to select currencies, interest rates, countries, duration or credit risks in a less expensive way than by directly purchasing securities. In those markets where portfolio securities are readily available, the cost difference in normal market conditions may be small. Overall, the portfolio continued to meet its risk-adjusted return target and remained in the lower end of our targeted risk range. Much of the Fund’s derivatives positioning was to seek to hedge various risks in the portfolio and achieve the goal of a stable return profile.

What are swap agreements?

Swap agreements, such as interest-rate, currency and credit default swaps, are contracts between the Fund and another party (the swap counterparty). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date. Currency forward contracts are privately traded in the interbank market, not on a centralized exchange.

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FRANKLIN FLEXIBLE ALPHA BOND FUND

What is a futures contract?

A futures contract is an agreement between the Fund and a counterparty made through a US or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

Thank you for your participation in Franklin Flexible Alpha Bond Fund. We look forward to serving your future investment needs.

David Yuen, CFA, FRM

Michael J. Materasso
Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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FRANKLIN FLEXIBLE ALPHA BOND FUND

Performance Summary as of April 30, 2018

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 4/30/181

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A
1-Year	+0.71%[4]	-3.59%
Since Inception (8/3/15)	+2.59%	-0.64%

Advisor
1-Year	+1.14%	+1.14%
Since Inception (8/3/15)	+2.97%	+1.07%

	Distribution	30-Day Standardized Yield[6]
Share Class	Rate[5]	(with waiver)	(without waiver)
A	1.50%	2.07%	1.96%
Advisor	1.99%	2.21%	2.09%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

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FRANKLIN FLEXIBLE ALPHA BOND FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

See page 9 for Performance Summary footnotes.

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FRANKLIN FLEXIBLE ALPHA BOND FUND

PERFORMANCE SUMMARY

Distributions (5/1/17–4/30/18)

Share Class	Net Investment Income	Long-Term Capital Gain	Total
A	$0.159995	$0.009700	$0.169695
C	$0.118322	$0.009700	$0.128022
R	$0.123830	$0.009700	$0.133530
R6	$0.176313	$0.009700	$0.186013
Advisor	$0.172237	$0.009700	$0.181937

Total Annual Operating Expenses8

Share Class	With Waiver	Without Waiver
A	0.93%	3.30%
Advisor	0.89%	3.26%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. Interest rate movements and mortgage prepayments will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. Thus, as the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The risks associated with higher yielding, lower rated securities (commonly called junk bonds) include higher risk of default and loss of principal. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio, which may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) in an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits, and may realize losses when a counterparty fails to perform as intended. Investments in foreign securities involve risks such as currency fluctuations, and political and economic uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction and a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 8/31/18. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Total return information is based on net asset values calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at 4/30/18 for financial reporting purposes, and as a result, the total returns based on those net asset values differ from the adjusted total returns reported in the Financial Highlights.

5. Distribution rate is based on an annualization of the sum of the respective class’s past 30 days’ daily distributions and the maximum offering price (NAV for Advisor Class) per share on 4/30/18.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Source: Bloomberg LP. The LIBOR USD 3-Month Rate Index tracks the interest rate at which banks offer to lend to one another in the wholesale money markets in London and is used to set the cost of various variable-rate loans.

8. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN FLEXIBLE ALPHA BOND FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 11/1/17	Ending Account Value 4/30/18	Expenses Paid During Period 11/1/17–4/30/18[1],2	Ending Account Value 4/30/18	Expenses Paid During Period 11/1/17–4/30/18[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$1,002.30	$3.77	$1,021.03	$3.81	0.76%
C	$1,000	$1,002.50	$6.85	$1,017.95	$6.90	1.38%
R	$1,000	$1,003.40	$5.76	$1,019.04	$5.81	1.16%
R6	$1,000	$1,005.80	$3.43	$1,021.37	$3.46	0.69%
Advisor	$1,000	$1,006.50	$3.63	$1,021.17	$3.66	0.73%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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FRANKLIN STRATEGIC SERIES

Financial Highlights

Franklin Flexible Alpha Bond Fund

	Year Ended April 30,
	2018	2017	2016[a]
Class A

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 9.86	$ 9.88	$ 10.00

Income from investment operations[b]:

Net investment income	0.166 [c]	0.180	0.099

Net realized and unrealized gains (losses)	(0.066)	0.017	(0.123)

Total from investment operations.	0.100	0.197	(0.024)

Less distributions from:

Net investment income	(0.160)	(0.217)	(0.096)

Net realized gains	(0.010)	—	—

Total distributions	(0.170)	(0.217)	(0.096)

Net asset value, end of year	$ 9.79	$ 9.86	$ 9.88

Total return[d]	1.02%	2.22%	(0.34)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.97%	3.17%	3.47%

Expenses net of waiver and payments by affiliates[f]	0.79%	0.67%	0.84%

Net investment income.	1.80%	1.83%	1.37%

Supplemental data

Net assets, end of year (000’s)	$1,132	$10,443	$10,200

Portfolio turnover rate	48.04%	90.37%	40.12%

Portfolio turnover rate excluding mortgage dollar rolls[g]	19.40%	57.79%	30.05%

aFor the period August 3, 2015 (commencement of operations) to April 30, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

fBenefit of expense reduction rounds to less than 0.01%.

gSee Note 1(f) regarding mortgage dollar rolls.

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FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Flexible Alpha Bond Fund (continued)

	Year Ended April 30,
	2018	2017	2016[a]
Class C

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 9.80	$ 9.86	$ 10.00

Income from investment operations[b]:

Net investment income	0.120	0.130	0.072

Net realized and unrealized gains (losses)	(0.062)	(0.006)	(0.131)

Total from investment operations	0.058	0.124	(0.059)

Less distributions from:

Net investment income	(0.118)	(0.184)	(0.081)

Net realized gains	(0.010)	—	—

Total distributions	(0.128)	(0.184)	(0.081)

Net asset value, end of year	$ 9.73	$ 9.80	$ 9.86

Total return[c]	0.49%	1.47%	(0.69)%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	1.58%	3.88%	3.98%

Expenses net of waiver and payments by affiliates[e]	1.40%	1.38%	1.34%

Net investment income	1.19%	1.12%	0.87%

Supplemental data

Net assets, end of year (000’s)	$279	$245	$204

Portfolio turnover rate	48.04%	90.37%	40.12%

Portfolio turnover rate excluding mortgage dollar rolls[f]	19.40%	57.79%	30.05%

aFor the period August 3, 2015 (commencement of operations) to April 30, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

dRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

eBenefit of expense reduction rounds to less than 0.01%.

fSee Note 1(f) regarding mortgage dollar rolls.

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FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Flexible Alpha Bond Fund (continued)

	Year Ended April 30,
	2018	2017	2016[a]
Class R

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 9.86	$ 9.86	$ 10.00

Income from investment operations[b]:

Net investment income	0.112	0.112	0.072

Net realized and unrealized gains (losses)	(0.058)	0.095	(0.127)

Total from investment operations	0.054	0.207	(0.055)

Less distributions from:

Net investment income	(0.124)	(0.207)	(0.085)

Net realized gains	(0.010)	—	—

Total distributions	(0.134)	(0.207)	(0.085)

Net asset value, end of year	$ 9.78	$ 9.86	$ 9.86

Total return[c]	0.54%	2.21%	(0.65)%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	1.47%	3.36%	3.84%

Expenses net of waiver and payments by affiliates[e]	1.29%	0.86%	1.22%

Net investment income	1.30%	1.64%	0.99%

Supplemental data

Net assets, end of year (000’s)	$51	$60	$10

Portfolio turnover rate	48.04%	90.37%	40.12%

Portfolio turnover rate excluding mortgage dollar rolls[f]	19.40%	57.79%	30.05%

aFor the period August 3, 2015 (commencement of operations) to April 30, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

eBenefit of expense reduction rounds to less than 0.01%.

fSee Note 1(f) regarding mortgage dollar rolls.

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FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Flexible Alpha Bond Fund (continued)

	Year Ended April 30,
	2018	2017	2016[a]
Class R6

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 9.86	$ 9.88	$ 10.00

Income from investment operations[b]:

Net investment income	0.204	0.177	0.108

Net realized and unrealized gains (losses)	(0.088)	0.022	(0.124)

Total from investment operations	0.116	0.199	(0.016)

Less distributions from:

Net investment income	(0.176)	(0.219)	(0.104)

Net realized gains	(0.010)	—	—

Total distributions	(0.186)	(0.219)	(0.104)

Net asset value, end of year	$ 9.79	$ 9.86	$ 9.88

Total return[c]	1.18%	2.03%	(0.15)%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.86%	5.23%	3.72%

Expenses net of waiver and payments by affiliates[e]	0.71%	0.71%	0.71%

Net investment income	1.88%	1.79%	1.50%

Supplemental data

Net assets, end of year (000’s)	$210,808	$10	$10

Portfolio turnover rate	48.04%	90.37%	40.12%

Portfolio turnover rate excluding mortgage dollar rolls[f]	19.40%	57.79%	30.05%

aFor the period August 3, 2015 (commencement of operations) to April 30, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

eBenefit of expense reduction rounds to less than 0.01%.

fSee Note 1(f) regarding mortgage dollar rolls.

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FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Flexible Alpha Bond Fund (continued)

	Year Ended April 30,
	2018	2017	2016[a]

Advisor Class

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 9.85	$ 9.88	$ 10.00

Income from investment operations[b]:

Net investment income	0.194	0.166	0.107

Net realized and unrealized gains (losses)	(0.072)	0.023	(0.129)

Total from investment operations.	0.122	0.189	(0.022)

Less distributions from:

Net investment income	(0.172)	(0.219)	(0.098)

Net realized gains	(0.010)	—	—

Total distributions	(0.182)	(0.219)	(0.098)

Net asset value, end of year	$ 9.79	$ 9.85	$ 9.88

Total return[c]	1.14%	2.13%	(0.31)%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.93%	3.22%	3.34%

Expenses net of waiver and payments by affiliates[e]	0.75%	0.72%	0.71%

Net investment income.	1.84%	1.78%	1.50%

Supplemental data

Net assets, end of year (000’s)	$425	$232	$344

Portfolio turnover rate	48.04%	90.37%	40.12%

Portfolio turnover rate excluding mortgage dollar rolls[f]	19.40%	57.79%	30.05%

aFor the period August 3, 2015 (commencement of operations) to April 30, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

eBenefit of expense reduction rounds to less than 0.01%.

fSee Note 1(f) regarding mortgage dollar rolls.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Annual Report	15

FRANKLIN STRATEGIC SERIES

Statement of Investments, April 30, 2018

Franklin Flexible Alpha Bond Fund

		Country	Shares		Value

	Management Investment Companies (Cost $4,549,803) 2.1%
	Diversified Financials 2.1%
	PowerShares Senior Loan Portfolio ETF	United States	196,765		$4,547,239

			Principal
			Amount*
	Corporate Bonds 32.0%
	Automobiles & Components 0.3%
	Delphi Corp., senior bond, 4.15%, 3/15/24	United States	700,000		710,248

	Banks 12.1%
[a]	Banca Monte dei Paschi di Siena SpA, secured note, Reg S, 2.125%, 11/26/63	Italy	1,600,000	EUR	2,051,751
[a]	Banca Popolare di Milano Scarl,
	secured note, Reg S, 0.875%, 9/14/22	Italy	900,000	EUR	1,103,219
	secured note, Reg S, 0.625%, 6/08/23	Italy	1,100,000	EUR	1,324,204
[a]	Banco BPM SpA, secured note, Reg S, 0.75%, 3/31/22	Italy	1,700,000	EUR	2,078,426
[a]	Banco Comercial Portugues SA, secured note, Reg S, 0.75%, 5/31/22	Portugal	900,000	EUR	1,102,985
	Bank of America Corp.,
	senior bond, 5.50%, 12/04/19	United States	75,000	GBP	110,013
	senior note, 3.50%, 4/19/26	United States	1,100,000		1,062,277
	senior note, 3.55% to 3/05/23, FRN thereafter, 3/05/24	United States	1,100,000		1,092,274
	Bank of Nova Scotia, secured note, 1.875%, 4/26/21	Canada	100,000		96,475
	Caixa Geral de Depositos SA,
	secured note, 3.00%, 1/15/19	Portugal	2,000,000	EUR	2,470,295
	[a] secured note, Reg S, 1.00%, 1/27/22	Portugal	100,000	EUR	123,635
	Citigroup Inc., senior note, 2.65%, 10/26/20	United States	1,050,000		1,036,090
	senior note, 3.40%, 5/01/26	United States	1,100,000		1,041,622
	HSBC Holdings PLC,
	senior note, 4.30%, 3/08/26	United Kingdom	1,100,000		1,116,335
	senior note, 3.262% to 3/13/22, FRN thereafter, 3/13/23	United Kingdom	1,100,000		1,082,884
[b]	ICICI Bank Ltd./Dubai, senior note, 144A, 3.80%, 12/14/27	India	500,000		464,417
	Industrial & Commercial Bank of China Ltd., senior note, 2.452%, 10/20/21	China	1,100,000		1,058,618
	JPMorgan Chase & Co.,
	senior bond, 3.30%, 4/01/26	United States	1,100,000		1,046,462
	senior note, 2.40%, 6/07/21	United States	400,000		389,728
[b]	Kookmin Bank, secured note, 144A, 2.25%, 2/03/21	South Korea	600,000		580,641
	PHH Corp., senior note, 7.375%, 9/01/19	United States	200,000		207,500
	Royal Bank of Canada, secured note, 2.10%, 10/14/20	Canada	100,000		97,841
[b]	Standard Chartered PLC, senior note, 144A, 3.885% to 3/15/23, FRN thereafter, 3/15/24	United Kingdom	1,000,000		987,895
[b]	The Toronto-Dominion Bank, secured note, 144A, 2.25%, 3/15/21	Canada	200,000		195,279
[a]	Turkiye Vakiflar Bankasi TAO, secured note, Reg S, 2.375%, 5/04/21	Turkey	2,800,000	EUR	3,437,326
	Wells Fargo & Co., senior note, 3.00%, 4/22/26	United States	500,000		461,782

					25,819,974

	Capital Goods 0.2%
	Aircastle Ltd., senior note, 4.125%, 5/01/24	United States	350,000		343,875

	Consumer Durables & Apparel 0.1%
	KB Home, senior note, 8.00%, 3/15/20	United States	100,000		107,750

	Consumer Services 0.2%
[b]	Wynn Macau Ltd., senior note, 144A, 4.875%, 10/01/24	Macau	525,000		515,813

16	Annual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Flexible Alpha Bond Fund (continued)

		Country	Principal Amount*	Value

	Corporate Bonds (continued)
	Diversified Financials 2.4%
	Capital One Financial Corp.,
	senior note, 3.05%, 3/09/22	United States	1,000,000	$978,697
	senior note, 3.20%, 2/05/25	United States	1,100,000	1,039,374
[c]	Deutsche Bank AG, senior note, FRN, 3.195%, (3-month USD LIBOR + 1.31%), 8/20/20	Germany	100,000	100,886
[b]	Dexia Credit Local SA, senior note, 144A, 2.375%, 9/20/22	France	250,000	241,915
	The Goldman Sachs Group Inc.,
	senior note, 3.75%, 5/22/25	United States	600,000	586,574
	[c] senior note, FRN, 3.325%, (3-month USD LIBOR + 1.20%), 9/15/20	United States	500,000	509,417
	Morgan Stanley, senior note, 3.70%, 10/23/24	United States	1,100,000	1,084,489
	Navient Corp., senior bond, 8.00%, 3/25/20	United States	400,000	427,000
	Springleaf Finance Corp., senior note, 6.00%, 6/01/20	United States	60,000	62,550

				5,030,902

	Energy 3.1%
	Anadarko Petroleum Corp., senior bond, 3.45%, 7/15/24	United States	650,000	626,222
	CNOOC Finance 2015 USA LLC, senior note, 3.50%, 5/05/25	China	1,200,000	1,151,364
[b]	CNPC General Capital Ltd., senior note, 144A, 3.40%, 4/16/23	China	1,100,000	1,078,638
	Energy Transfer Equity LP, senior note, first lien, 7.50%, 10/15/20	United States	750,000	805,313
	Energy Transfer Partners LP, senior bond, 6.50%, 2/01/42	United States	50,000	52,971
	Enterprise Products Operating LLC, senior note, 3.35%, 3/15/23	United States	600,000	594,144
	Kinder Morgan Energy Partners LP, senior bond, 6.50%, 9/01/39	United States	50,000	55,802
	Oceaneering International Inc., senior note, 4.65%, 11/15/24	United States	50,000	47,978
	Sabine Pass Liquefaction LLC, senior secured note, first lien, 5.625%, 4/15/23	United States	1,050,000	1,119,840
[b]	Sinopec Group Overseas Development 2015 Ltd., senior note, 144A, 2.50%, 4/28/20	China	1,000,000	983,780

				6,516,052

	Food & Staples Retailing 0.5%
	Safeway Inc., senior bond, 5.00%, 8/15/19	United States	1,000,000	1,010,000

	Food, Beverage & Tobacco 1.2%
	Anheuser-Busch Inbev Finance Inc., senior bond, 3.65%, 2/01/26	Belgium	700,000	684,562
	Bunge Ltd. Finance Corp., senior note, 3.25%, 8/15/26	United States	50,000	45,896
[b]	Imperial Brands Finance PLC, senior note, 144A, 4.25%, 7/21/25	United Kingdom	1,000,000	1,001,550
	Kraft Heinz Foods Co., senior note, 3.50%, 7/15/22	United States	750,000	744,514
	Reynolds American Inc., senior note, 4.45%, 6/12/25	United Kingdom	100,000	101,357

				2,577,879

	Health Care Equipment & Services 1.1%
	Anthem Inc., senior note, 2.95%, 12/01/22.	United States	500,000	485,004
[c]	Becton Dickinson and Co., senior note, FRN, 2.944%, (3-month USD LIBOR + 0.875%), 12/29/20.	United States	600,000	601,552
	CVS Health Corp., senior note, 3.70%, 3/09/23	United States	800,000	797,803
	HCA Inc., senior secured bond, first lien, 5.875%, 3/15/22	United States	350,000	369,687
	Tenet Healthcare Corp., senior note, 5.50%, 3/01/19.	United States	90,000	91,688
[b]	Universal Health Services Inc., senior secured note, first lien, 144A, 3.75%, 8/01/19	United States	50,000	50,313

				2,396,047

	Household & Personal Products 0.0%†
	Avon Products Inc., senior note, 6.50%, 3/01/19	United Kingdom	50,000	51,250

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FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Flexible Alpha Bond Fund (continued)

		Country	Principal Amount*	Value

	Corporate Bonds (continued)
	Insurance 0.9%
[b]	Athene Global Funding, secured note, 144A, 3.00%, 7/01/22	United States	1,850,000	$1,787,865
[b]	Jackson National Life Global Funding,
	secured note, 144A, 2.25%, 4/29/21	United States	50,000	48,670
	secured note, 144A, 2.10%, 10/25/21	United States	25,000	24,020

				1,860,555

	Materials 0.8%
	Freeport-McMoRan Inc., senior note, 4.00%, 11/14/21	United States	315,000	315,000
[b]	Glencore Funding LLC, senior note, 144A, 3.00%, 10/27/22	Switzerland	300,000	287,160
	LYB International Finance BV, senior note, 4.00%, 7/15/23	United States	800,000	806,632
[b]	Sealed Air Corp., senior bond, 144A, 5.25%, 4/01/23	United States	350,000	360,500

				1,769,292

	Media 0.3%
	Time Warner Inc., senior bond, 3.40%, 6/15/22	United States	700,000	695,704

	Pharmaceuticals, Biotechnology & Life Sciences 1.1%
	Allergan Funding SCS, senior bond, 3.80%, 3/15/25	United States	700,000	671,980
	Amgen Inc.,
	senior note, 2.60%, 8/19/26	United States	200,000	180,480
	senior note, 3.20%, 11/02/27	United States	550,000	514,600
	Baxalta Inc.,
	senior note, 2.875%, 6/23/20	United States	600,000	594,078
	senior note, 3.60%, 6/23/22	United States	100,000	98,967
	Celgene Corp.,
	senior bond, 3.875%, 8/15/25	United States	200,000	196,185
	senior bond, 3.45%, 11/15/27	United States	200,000	187,385

				2,443,675

	Real Estate 1.0%
	American Homes 4 Rent LP, senior bond, 4.25%, 2/15/28	United States	400,000	384,881
	American Tower Corp., senior bond, 3.50%, 1/31/23	United States	1,100,000	1,085,907
	Crown Castle International Corp., senior note, 3.15%, 7/15/23	United States	500,000	481,826
	Prologis LP, senior note, 4.25%, 8/15/23	United States	200,000	206,137

				2,158,751

	Retailing 0.3%
[b]	Amazon.com Inc., senior note, 144A, 2.40%, 2/22/23	United States	300,000	287,456
[b]	PetSmart Inc., senior note, 144A, 7.125%, 3/15/23	United States	550,000	323,125

				610,581

	Semiconductors & Semiconductor Equipment 0.1%
	Maxim Integrated Products Inc., senior note, 3.45%, 6/15/27	United States	300,000	288,031

	Software & Services 0.8%
	Alibaba Group Holding Ltd., senior note, 2.80%, 6/06/23	China	400,000	384,406
	Fiserv Inc., senior bond, 3.85%, 6/01/25	United States	400,000	399,485
[b]	Tencent Holdings Ltd., senior note, 144A, 2.985%, 1/19/23	China	1,000,000	967,910

				1,751,801

	Technology Hardware & Equipment 0.1%
[b]	Sanmina Corp., senior note, first lien, 144A, 4.375%, 6/01/19	United States	100,000	101,250
	Tech Data Corp., senior bond, 4.95%, 2/15/27	United States	50,000	48,893

				150,143

18	Annual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Flexible Alpha Bond Fund (continued)

		Country	Principal Amount*		Value

	Corporate Bonds (continued)
	Telecommunication Services 1.2%
[b]	Sprint Spectrum Co. LLC, first lien, senior secured note, 144A, 5.152%, 9/20/29 .	United States	1,100,000		$1,116,500
	Telefonica Emisiones S.A.U., senior note, 4.103%, 3/08/27	Spain	700,000		692,261
	Verizon Communications Inc., senior note, 2.45%, 11/01/22	United States	750,000		717,987

					2,526,748

	Transportation 1.2%
[b]	Air Canada 2017-1AA PTT, secured bond, 144A, 3.30%, 7/15/31	Canada	100,000		95,039
[b]	American Airlines Group Inc., senior note, 144A, 5.50%, 10/01/19	United States	530,000		541,925
	American Airlines Pass Through Trust, first lien, 2016-2, AA, 3.20%, 6/15/28	United States	521,400		498,099
	FedEx Corp., senior bond, 3.20%, 2/01/25	United States	750,000		724,370
	Transurban Finance Co. Pty. Ltd., senior secured bond, 144A, 3.375%, 3/22/27	Australia	400,000		371,610
	United Airlines 2018-1 Pass Through Trust, first lien, AA, 3.50%, 9/01/31	United States	250,000		243,831

					2,474,874

	Utilities 3.0%
	Calpine Corp., senior note, 5.375%, 1/15/23	United States	35,000		33,688
[b]	Colbun SA, senior note, 144A, 3.95%, 10/11/27	Chile	200,000		190,570
	Dominion Energy Inc.,
	senior bond, 3.90%, 10/01/25	United States	50,000		49,496
	senior bond, 2.85%, 8/15/26	United States	1,100,000		1,004,575
[b,d]	EDF SA, junior sub. bond, 144A, 5.625% to 1/22/24, FRN thereafter, Perpetual	France	1,200,000		1,203,990
[b]	Israel Electric Corp. Ltd., secured bond, 144A, 4.25%, 8/14/28	Israel	200,000		191,760
	The Southern Co., senior bond, 3.25%, 7/01/26	United States	1,050,000		987,312
[b]	State Grid Overseas Investments 2016 Ltd., senior note, 144A, 3.50%, 5/04/27	China	1,100,000		1,047,073
[b]	Three Gorges Finance I Cayman Islands Ltd., senior note, 144A, 3.70%, 6/10/25	China	1,600,000		1,571,400

					6,279,864

	Total Corporate Bonds (Cost $69,545,133)				68,089,809

	Foreign Government and Agency Securities 2.1%
[b]	The Export-Import Bank of China,
	senior note, 144A, 2.50%, 7/31/19	China	200,000		198,709
	senior note, 144A, 3.625%, 7/31/24	China	900,000		886,145
[b]	The Export-Import Bank of India, senior note, 144A, 3.875%, 2/01/28	India	1,000,000		952,655
	The Export-Import Bank of Korea, senior note, 2.875%, 1/21/25	South Korea	1,100,000		1,032,735
	Government of Indonesia, senior bond, FR70, 8.375%, 3/15/24	Indonesia	263,000,000	IDR	20,429
	Government of Malaysia, senior bond, 3.955%, 9/15/25	Malaysia	1,700,000	MYR	427,872
[b,e]	Harvest Operations Corp., senior note, 144A, 4.20%, 6/01/23	South Korea	300,000		303,129
	The Korea Development Bank, senior note, 3.375%, 3/12/23	South Korea	600,000		590,403

	Total Foreign Government and Agency Securities (Cost $4,503,989)				4,412,077

	U.S. Government and Agency Securities 1.9%
[f]	U.S. Treasury Note,
	Index Linked, 0.25%, 1/15/25.	United States	1,408,453		1,365,692
	Index Linked, 0.125%, 7/15/26	United States	2,908,077		2,774,747

	Total U.S. Government and Agency Securities (Cost $4,190,116)				4,140,439

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FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Flexible Alpha Bond Fund (continued)

		Country	Principal Amount*	Value

	Asset-Backed Securities and Commercial Mortgage-Backed Securities 41.0%
	Banks 0.1%
[g]	Impac Secured Assets Corp., 2004-4, M1, FRN, 2.662%, (1-month USD LIBOR + 0.765%), 2/25/35	United States	37,905	$38,007

	Diversified Financials 40.5%
[b,g]	AMMC CLO 21 Ltd., 2017-21A, C, 144A, FRN, 3.878%, (3-month USD LIBOR + 2.10%), 11/02/30	United States	400,000	400,456
[b,e,h]	Antares CLO Ltd., 2018-1A, B, 144A, FRN, (3-month USD LIBOR + 1.65%), 4/20/31	United States	600,000	600,000
[b,g]	Atrium X, 10A, CR, 144A, FRN, 4.298%, (3-month USD LIBOR + 1.95%), 7/16/25	United States	60,000	60,085
[b,g]	Atrium XIII,
	2013A, B, 144A, FRN, 3.862%, (3-month USD LIBOR + 1.50%), 11/21/30	United States	2,000,000	2,006,640
	2013A, C, 144A, FRN, 4.162%, (3-month USD LIBOR + 1.80%), 11/21/30	United States	600,000	599,988
[b]	BAMLL Commercial Mortgage Securities Trust,
	2012-PARK, A, 144A, 2.959%, 12/10/30	United States	100,000	98,455
	2015-200P, A, 144A, 3.218%, 4/14/33	United States	600,000	586,426
	Banc of America Commercial Mortgage Trust, 2015-UBS7, A4, 3.705%, 9/15/48 .	United States	100,000	100,423
[b,g]	Bellemeade Re 2018-1 Ltd., 2018-1A, M1B, 144A, FRN, 3.477%, (1-month USD LIBOR + 1.60%), 4/25/28	Bermuda	500,000	500,000
[b,g]	Birchwood Park CLO Ltd., 2014-1A, AR, 144A, FRN, 3.528%, (3-month USD LIBOR + 1.18%), 7/15/26	United States	500,000	500,530
[b,g]	BlueMountain Fuji U.S. CLO I Ltd., 2017-1A, C, 144A, FRN, 4.709%, (3-month USD LIBOR + 2.35%), 7/20/29	United States	60,000	60,364
[b,g]	BlueMountain Fuji U.S. CLO II Ltd., 2017-2A, A1A, 144A, FRN, 3.559%, (3-month USD LIBOR + 1.20%), 10/20/30	United States	250,000	251,500
[b,g]	BlueMountain Fuji U.S. CLO III Ltd., 2017-3A, C, 144A, FRN, 3.427%, (3-month USD LIBOR + 1.70%), 1/15/30	United States	1,000,000	995,140
[g]	Capital One Multi-Asset Execution Trust, 2004-B3, B3, FRN, 2.627%, (1-month USD LIBOR + 0.73%), 1/18/22	United States	150,000	150,592
[b,g]	Carlyle Global Market Strategies CLO Ltd., 2014-3A, A1AR, 144A, FRN, 3.516%, (3-month USD LIBOR + 1.15%), 7/27/26	United States	150,000	150,138
[b,g]	Carlyle U.S. CLO Ltd.,
	2017-2A, B, 144A, FRN, 4.759%, (3-month USD LIBOR + 2.40%), 7/20/31	United States	60,000	60,407
	2017-4A, B, 144A, FRN, 4.198%, (3-month USD LIBOR + 1.85%), 1/15/30	United States	600,000	599,610
	2017-4A, C, 144A, FRN, 5.148%, (3-month USD LIBOR + 2.80%), 1/15/30	United States	400,000	400,028
[b,g]	Cent CLO Ltd., 2013-17A, A1, 144A, FRN, 3.067%, (3-month USD LIBOR + 1.30%), 1/30/25	United States	18,086	18,112
[b,i]	CGRBS Commercial Mortgage Trust, 2013-VN05, C, 144A, FRN, 3.703%, 3/13/35	United States	450,000	442,279
[b,i]	COMM 2014-277P Mortgage Trust, 2014-277P, A, 144A, FRN, 3.732%, 8/10/49	United States	900,000	905,187
	COMM Mortgage Trust,
	i,j 2014-UBS4, XA, IO, FRN, 1.364%, 8/10/47	United States	334,786	16,363
	[b] 2015-3BP, A, 144A, 3.178%, 2/10/35	United States	600,000	585,295
[i]	Conseco Finance Securitizations Corp., 2002-2, M1, FRN, 7.424%, 3/01/33	United States	73,202	80,272
[b]	Core Industrial Trust, 2015-CALW, A, 144A, 3.04%, 2/10/34	United States	30,000	29,796
[b,g]	Dryden 34 Senior Loan Fund, 2014-34A, AR, 144A, FRN, 3.508%, (3-month USD LIBOR + 1.16%), 10/15/26	United States	516,706	516,706
[b,g]	Dryden 49 Senior Loan Fund, 2017-49A, C, 144A, FRN, 4.705%, (3-month USD LIBOR + 2.35%), 7/18/30	United States	60,000	60,323

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FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Flexible Alpha Bond Fund (continued)

		Country	Principal Amount*	Value

	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financials (continued)
[b,g]	Dryden 53 CLO Ltd.,
	2017-53A, B, 144A, FRN, 3.748%, (3-month USD LIBOR + 1.40%), 1/15/31.	United States	1,000,000	$992,070
	2017-53A, C, 144A, FRN, 4.048%, (3-month USD LIBOR + 1.70%), 1/15/31	United States	1,000,000	996,610
[b,e,h]	Dryden 64 CLO Ltd.,
	2018-64A, A, 144A, FRN, (3-month USD LIBOR + 0.97%), 4/18/31	United States	3,000,000	3,000,000
	2018-64A, C, 144A, FRN, (3-month USD LIBOR + 1.75%), 4/18/31	United States	750,000	750,000
[b,g]	Eaton Vance CDO Ltd., 2014-1A, AR, 144A, FRN, 3.548%, (3-month USD LIBOR + 1.20%), 7/15/26	United States	24,000	23,963
[b,i]	Eleven Madison Trust Mortgage Trust, 2015-11MD, A, 144A, FRN, 3.673%, 9/10/35	United States	505,000	503,961
[g]	FHLMC Structured Agency Credit Risk Debt Notes,
	2014-DN1, M2, FRN, 4.097%, (1-month USD LIBOR + 2.20%), 2/25/24	United States	499,036	513,572
	2014-DN3, M3, FRN, 5.897%, (1-month USD LIBOR + 4.00%), 8/25/24	United States	219,618	240,767
	2014-DN4, M3, FRN, 6.447%, (1-month USD LIBOR + 4.55%), 10/25/24	United States	207,780	231,781
	2014-HQ2, M2, FRN, 4.097%, (1-month USD LIBOR + 2.20%), 9/25/24	United States	521,468	538,268
	2014-HQ2, M3, FRN, 5.647%, (1-month USD LIBOR + 3.75%), 9/25/24	United States	1,500,000	1,729,093
	2014-HQ3, M3, FRN, 6.647%, (1-month USD LIBOR + 4.75%), 10/25/24	United States	304,627	339,907
	2015-DN1, M3, FRN, 6.047%, (1-month USD LIBOR + 4.15%), 1/25/25	United States	776,915	837,746
	2015-DNA1, M2, FRN, 3.747%, (1-month USD LIBOR + 1.85%), 10/25/27	United States	250,000	255,145
	2015-DNA1, M3, FRN, 5.197%, (1-month USD LIBOR + 3.30%), 10/25/27	United States	600,000	668,885
	2015-DNA2, M2, FRN, 4.497%, (1-month USD LIBOR + 2.60%), 12/25/27	United States	171,350	175,189
	2015-DNA2, M3, FRN, 5.797%, (1-month USD LIBOR + 3.90%), 12/25/27	United States	850,000	944,952
	2015-DNA3, M2, FRN, 4.747%, (1-month USD LIBOR + 2.85%), 4/25/28	United States	531,083	551,032
	2015-DNA3, M3, FRN, 6.597%, (1-month USD LIBOR + 4.70%), 4/25/28	United States	1,500,000	1,801,762
	2015-HQ1, M2, FRN, 4.097%, (1-month USD LIBOR + 2.20%), 3/25/25	United States	283,885	285,838
	2015-HQ1, M3, FRN, 5.697%, (1-month USD LIBOR + 3.80%), 3/25/25	United States	550,000	592,398
	2015-HQ2, M3, FRN, 5.147%, (1-month USD LIBOR + 3.25%), 5/25/25	United States	1,500,000	1,700,876
	2015-HQA2, M2, FRN, 4.697%, (1-month USD LIBOR + 2.80%), 5/25/28	United States	353,020	363,184
	2016-DNA1, M3, FRN, 7.422%, (1-month USD LIBOR + 5.55%), 7/25/28	United States	550,000	665,258
	2016-DNA2, M2, FRN, 4.097%, (1-month USD LIBOR + 2.20%), 10/25/28	United States	477,429	483,558
	2016-DNA3, M2, FRN, 3.897%, (1-month USD LIBOR + 2.00%), 12/25/28	United States	396,000	402,837
	2016-HQA2, M2, FRN, 4.147%, (1-month USD LIBOR + 2.25%), 11/25/28	United States	579,232	593,186
	2016-HQA3, M1, FRN, 2.697%, (1-month USD LIBOR + 0.80%), 3/25/29	United States	270,126	270,664
	2016-HQA3, M2, FRN, 3.247%, (1-month USD LIBOR + 1.35%), 3/25/29	United States	350,000	355,086
	2016-HQA4, M2, FRN, 3.197%, (1-month USD LIBOR + 1.30%), 4/25/29	United States	700,000	710,888
[g]	FNMA Connecticut Avenue Securities,
	2013-C01, M1, FRN, 3.897%, (1-month USD LIBOR + 2.00%), 10/25/23	United States	14,330	14,412
	2013-C01, M2, FRN, 7.147%, (1-month USD LIBOR + 5.25%), 10/25/23	United States	1,500,000	1,739,941
	2014-C02, 1M2, FRN, 4.497%, (1-month USD LIBOR + 2.60%), 5/25/24	United States	1,820,000	1,935,868
	2014-C02, 2M2, FRN, 4.497%, (1-month USD LIBOR + 2.60%), 5/25/24	United States	1,440,933	1,522,142
	2014-C03, 1M2, FRN, 4.897%, (1-month USD LIBOR + 3.00%), 7/25/24	United States	1,397,462	1,495,137
	2014-C03, 2M2, FRN, 4.797%, (1-month USD LIBOR + 2.90%), 7/25/24	United States	1,439,268	1,534,049
	2014-C04, 1M1, FRN, 6.797%, (1-month USD LIBOR + 4.90%), 11/25/24	United States	774,862	888,439
	2014-C04, 2M2, FRN, 6.897%, (1-month USD LIBOR + 5.00%), 11/25/24	United States	563,066	632,571
	2015-C01, 1M2, FRN, 6.197%, (1-month USD LIBOR + 4.30%), 2/25/25	United States	35,866	39,669
	2015-C01, 2M2, FRN, 6.447%, (1-month USD LIBOR + 4.55%), 2/25/25	United States	152,023	165,310
	2015-C02, 1M2, FRN, 5.897%, (1-month USD LIBOR + 4.00%), 5/25/25	United States	516,052	566,910
	2015-C02, 2M2, FRN, 5.897%, (1-month USD LIBOR + 4.00%), 5/25/25	United States	166,399	179,624
	2015-C03, 1M2, FRN, 6.897%, (1-month USD LIBOR + 5.00%), 7/25/25	United States	1,011,697	1,154,997
	2015-C03, 2M2, FRN, 6.897%, (1-month USD LIBOR + 5.00%), 7/25/25	United States	836,785	933,150
	2017-C01, 1B1, FRN, 7.647%, (1-month USD LIBOR + 5.75%), 7/25/29	United States	33,000	38,840

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FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Flexible Alpha Bond Fund (continued)

		Country	Principal Amount*	Value

	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financials (continued)
[b]	FREMF Mortgage Trust, 2018-K72, B, 144A, 3.992%, 12/25/50	United States	450,000	$436,438
[b]	Galaxy XXVII CLO Ltd.,
	[g] 2018-27A, A, 144A, FRN, 3.383%, (3-month USD LIBOR + 1.02%), 5/16/31	United States	2,500,000	2,501,403
	2018-27A, C, 144A, 4.163%, 5/16/31	United States	1,450,000	1,451,631
	[g] 2018-27A, C, 144A, FRN, 5.113%, (3-month USD LIBOR + 2.75%), 5/16/31	United States	300,000	295,193
[b,g]	Gilbert Park CLO Ltd.,
	2017-1A, B, 144A, FRN, 3.948%, (3-month USD LIBOR + 1.60%), 10/15/30	United States	3,000,000	3,015,000
	2017-1A, D, 144A, FRN, 5.298%, (3-month USD LIBOR + 2.95%), 10/15/30	United States	400,000	402,404
	GS Mortgage Securities Trust,
	2016-GS3, A4, 2.85%, 10/10/49	United States	600,000	565,010
	2017-GS5, A4, 3.674%, 3/10/50	United States	600,000	599,690
[b,g]	Invitation Homes Trust,
	2017-SFR2, A, 144A, FRN, 2.746%, (1-month USD LIBOR + 0.85%), 12/17/36	United States	1,134,792	1,138,707
	2015-SFR1, A, 144A, FRN, 3.346%, (1-month USD LIBOR + 1.45%), 3/17/32	United States	688,249	690,662
	2015-SFR2, A, 144A, FRN, 3.246%, (1-month USD LIBOR + 1.35%), 6/17/32	United States	483,030	484,415
	2015-SFR3, A, 144A, FRN, 3.196%, (1-month USD LIBOR + 1.30%), 8/17/32	United States	658,046	660,040
	2015-SFR3, D, 144A, FRN, 4.646%, (1-month USD LIBOR + 2.75%), 8/17/32	United States	100,000	100,458
[b,i]	J.P. Morgan Chase Commercial Mortgage Securities, 2016-Nine, A, 144A, FRN, 2.949%, 10/06/38	United States	600,000	563,804
	JPMBB Commercial Mortgage Securities Trust,
	[i] 2015-C30, AS, FRN, 4.226%, 7/15/48	United States	450,000	460,419
	2016-C1, A5, 3.576%, 3/15/49	United States	1,500,000	1,492,555
	JPMCC Commercial Mortgage Securities Trust, 2017-JP6, A5, 3.49%, 7/15/50	United States	600,000	590,530
[i,j]	JPMDB Commercial Mortgage Securities Trust, 2017-C5, XA, IO, FRN, 1.175%, 3/15/50	United States	198,961	13,161
[b,g]	LCM 26 Ltd., 26A, C, 144A, FRN, 3.726%, (3-month USD LIBOR + 1.80%), 1/20/31	United States	400,000	397,460
[b,g]	Long Point Park CLO Ltd.,
	2017-1A, A2, 144A, FRN, 3.061%, (3-month USD LIBOR + 1.375%), 1/17/30	United States	1,000,000	998,930
	2017-1A, B, 144A, FRN, 3.386%, (3-month USD LIBOR + 1.70%), 1/17/30	United States	1,000,000	1,000,920
[b,i]	Mill City Mortgage Loan Trust, 2018-1, A1, 144A, FRN, 3.25%, 5/25/62	United States	540,000	541,350
[b]	Morgan Stanley Capital I Trust, 2014-150E, A, 144A, 3.912%, 9/09/32	United States	450,000	454,904
[b,g]	Neuberger Berman CLO Ltd., 2017-26A, B, 144A, FRN, 3.855%, (3-month USD LIBOR + 1.50%), 10/18/30	United States	539,475	541,164
[b,g]	Octagon Investment Partners 18-R Ltd., 2018-18A, C, 144A, FRN, 5.055%, (3-month USD LIBOR + 2.70%), 4/16/31	United States	350,000	350,007
[b,g]	Octagon Investment Partners 33 Ltd.,
	2017-1A, A2, 144A, FRN, 3.859%, (3-month USD LIBOR + 1.50%), 1/20/31	United States	2,000,000	2,007,720
	2017-1A, B, 144A, FRN, 4.209%, (3-month USD LIBOR + 1.85%), 1/20/31	United States	500,000	498,170
	2017-1A, C, 144A, FRN, 5.109%, (3-month USD LIBOR + 2.75%), 1/20/31	United States	250,000	249,300

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FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Flexible Alpha Bond Fund (continued)

		Country	Principal Amount*	Value

	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financials (continued)
[b,g]	Octagon Investment Partners XX Ltd., 2014-1A, AR, 144A, FRN, 2.941%, (3-month USD LIBOR + 1.13%), 8/12/26	United States	500,000	$500,550
[b,g]	Octagon Investment Partners XXIII Ltd.,
	2015-1A, BR, 144A, FRN, 3.461%, (3-month USD LIBOR + 1.20%), 7/15/27	United States	1,200,000	1,200,120
	2015-1A, CR, 144A, FRN, 4.111%, (3-month USD LIBOR + 1.85%), 7/15/27	United States	2,000,000	2,000,220
	2015-1A, DR, 144A, FRN, 4.811%, (3-month USD LIBOR + 2.55%), 7/15/27	United States	300,000	300,039
[b,g]	Radnor RE Ltd., 2018-1, M1, 144A, FRN, 3.297%, (1-month USD LIBOR + 1.40%), 3/25/28	United States	630,000	631,553
[b,g]	TCI-Flatiron CLO Ltd.,
	2017-1A, B, 144A, FRN, 3.187%, (3-month USD LIBOR + 1.56%), 11/17/30	United States	2,000,000	2,000,100
	2017-1A, C, 144A, FRN, 3.477%, (3-month USD LIBOR + 1.85%), 11/17/30	United States	1,200,000	1,205,316
	2017-1A, D, 144A, FRN, 4.377%, (3-month USD LIBOR + 2.75%), 11/17/30	United States	250,000	250,850
[i]	Thornburg Mortgage Securities Trust, 2005-1, A3, FRN, 3.366%, 4/25/45	United States	28,962	29,178
[b]	Towd Point Mortgage Trust,
	[i] 2015-2, 2A1, 144A, FRN, 3.75%, 11/25/57	United States	490,803	495,253
	[i] 2016-3, A1, 144A, FRN, 2.25%, 4/25/56	United States	61,358	60,378
	[i] 2016-5, A1, 144A, FRN, 2.50%, 10/25/56	United States	523,027	514,327
	[i] 2017-1, A1, 144A, FRN, 2.75%, 10/25/56	United States	538,526	532,022
	[i] 2017-4, A1, 144A, FRN, 2.75%, 6/25/57	United States	301,310	296,805
	[g] 2017-5, A1, 144A, FRN, 2.497%, (1-month USD LIBOR + 0.60%), 2/25/57	United States	190,929	192,231
[b,g]	Voya CLO Ltd.,
	2014-1A, BR2, 144A, FRN, 4.255%, (3-month USD LIBOR + 1.90%), 4/18/31	United States	2,750,000	2,750,000
	2013-2A, A1R, 144A, FRN, 3.314%, (3-month USD LIBOR + 0.97%), 4/25/31	United States	2,000,000	1,992,540
	2013-2A, BR, 144A, FRN, 4.194%, (3-month USD LIBOR + 1.85%), 4/25/31	United States	2,000,000	1,999,820
	Wells Fargo Commercial Mortgage Trust, 2016-NXS6, A4, 2.918%, 11/15/49	United States	1,500,000	1,418,434
[b,g]	West CLO Ltd., 2014-1A, A2R, 144A, FRN, 3.705%, (3-month USD LIBOR + 1.35%), 7/18/26	United States	170,000	170,119

				86,175,950

	Real Estate 0.4%
[b]	American Homes 4 Rent, 2014-SFR3, A, 144A, 3.678%, 12/17/36	United States	761,542	767,091
[b,g]	Colony American Homes, 2015-1A, A, 144A, FRN, 3.097%, (1-month USD LIBOR + 1.20%), 7/17/32	United States	103,647	103,728
[b]	Colony MFM Trust, 2014-1, A, 144A, 2.543%, 4/20/50	United States	16,537	16,425

				887,244

	Total Asset-Backed Securities and Commercial Mortgage- Backed Securities (Cost $87,356,925)			87,101,201

	Mortgage-Backed Securities (Cost $274,476) 0.1%
	Federal National Mortgage Association (FNMA) Fixed Rate 0.1%
	FNMA, 3.50%, 7/01/56	United States	266,826	264,347

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FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Flexible Alpha Bond Fund (continued)

		Country	Principal Amount*	Value

	Municipal Bonds 0.4%
	Cincinnati GO, Various Purpose, Improvement and Refunding, Series A, 5.00%, 12/01/25	United States	100,000	$115,637
	Citizens Property Insurance Corp. Revenue, Coastal Account, senior secured,
	Series A-1, 5.00%, 6/01/22	United States	125,000	136,715
	Colorado State Board of Governors University Enterprise System Revenue,
	Green Bonds, Series E-2, 5.00%, 3/01/25	United States	100,000	115,741
	Orlando Health Obligated Group, 3.777%, 10/01/28	United States	105,000	103,803
	Providence St. Joseph Health Obligated Group, 2.746%, 10/01/26	United States	15,000	13,954
	San Jose RDA Successor Agency Tax Allocation, Senior, Refunding, Series A-T, 3.226%, 8/01/27	United States	190,000	184,754
	Teays Valley Local School District GO, Pickaway Fairfield and Franklin Counties,
	Refunding, 4.00%, 12/01/26	United States	100,000	106,531
	Texas State GO, Transportation Commission-Highway Improvement, Series A, 5.00%, 4/01/21	United States	5,000	5,418

	Total Municipal Bonds (Cost $786,937)			782,553

		Number of Contracts	Notional Amount*
	Options Purchased 0.1%
	Puts - Over-the-Counter
	Credit Default Swaptions 0.0%†
	Buy protection on CDX.NA.HY.30, Premium Rate 5.00%, Strike Price $104,
	Counterparty SMB, Expires 6/20/18	1	1,500,000	3,953
	Buy protection on CDX.NA.IG.30, Premium Rate 1.00%, Strike Price $65,
	Counterparty SMB, Expires 7/18/18	1	4,750,000	10,934

				14,887

	Interest Rate Swaptions 0.1%
	Receive float 3 month USD LIBOR, Pay fixed 2.92%, Counterparty HSBK,
	Expires 9/28/18	1	3,700,000	67,318
	Receive float 3 month USD LIBOR, Pay fixed 3.06%, Counterparty SMB, Expires 10/18/18	1	6,500,000	86,125

				153,443

	Management Investment Companies 0.0%†
	iShares iBoxx High Yield Corporate Bond ETF, July Strike Price $85,
	Counterparty BNDP, Expires 7/20/18	230	23,000	28,980

	Total Options Purchased (Cost $165,254)			197,310

	Total Investments before Short Term Investments (Cost $171,372,633)			169,534,975

		Country	Principal Amount*
	Short Term Investments 21.4%

	Corporate Bonds 0.3%
	Consumer Durables & Apparel 0.1%
[b]	Lennar Corp., senior note, 144A, 8.375%, 5/15/18	United States	250,000	250,625

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FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Flexible Alpha Bond Fund (continued)

		Country	Principal Amount*	Value

	Corporate Bonds (continued)
	Diversified Financials 0.2%
	Navient Corp., senior note, 5.50%, 1/15/19	United States	300,000	$304,950

	Total Corporate Bonds (Cost $553,449)			555,575

	Total Investments before Money Market Funds (Cost $171,926,082)			170,090,550

			Shares
	Money Market Funds (Cost $44,846,991) 21.1%
[k,l]	Institutional Fiduciary Trust Money Market Portfolio, 1.30%	United States	44,846,991	44,846,991

	Total Investments (Cost $216,773,073) 101.1%			214,937,541
	Options Written (0.0)%†			(18,706)
	TBA Sale Commitments (0.1)%			(297,680)
	Other Assets, less Liabilities (1.0)%			(1,925,723)

	Net Assets 100.0%			$212,695,432

			Principal Amount*
	TBA Sale Commitments (Proceeds $299,907) (0.1)%
	Federal National Mortgage Association (FNMA) Fixed Rate (0.1)%
[m]	FNMA 30 Year, 3.50%, 5/01/48.	United States	300,000	$(297,680)

		Number of Contracts	Notional Amount*
[n]	Options Written (0.0)%†
	Puts - Over-the-Counter
	Credit Default Swaptions (0.0)%†
	Buy protection on CDX.NA.HY.30, Premium Rate 5.00%, Strike Price $100,
	Counterparty SMB, Expires 6/20/18	1	1,500,000	(1,548)
	Buy protection on CDX.NA.IG.30, Premium Rate 1.00%, Strike Price $90,
	Counterparty SMB, Expires 7/18/18	1	4,750,000	(3,358)

				(4,906)

	Management Investment Companies (0.0)%†
	iShares iBoxx High Yield Corporate Bond ETF, July Strike Price $83,
	Counterparty BNDP, Expires 7/20/18	230	23,000	(13,800)

	Total Options Written (Premiums received $23,486)			$(18,706)

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FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Flexible Alpha Bond Fund (continued)

†Rounds to less than 0.1% of net assets.

*The principal/notional amount is stated in U.S. dollars unless otherwise indicated.

aSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At April 30, 2018, the aggregate value of these securities was $11,221,546, representing 5.3% of net assets.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At April 30, 2018, the aggregate value of these securities was $72,662,963, representing 34.2% of net assets.

cThe coupon rate shown represents the rate at period end.

dPerpetual security with no stated maturity date.

eSecurity purchased on a when-issued basis. See Note 1(c).

fPrincipal amount of security is adjusted for inflation. See Note 1(h).

gThe coupon rate shown represents the rate inclusive of any caps or floors, if applicable, in effect at period end.

hThe coupon rate will be determined at time of issue.

iAdjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions. The coupon rate shown represents the rate at period end.

jInvestment in an interest-only security entitles holders to receive only the interest payment on the underlying instruments. The principal amount shown is the notional amount of the underlying instruments.

kSee Note 3(f) regarding investments in affiliated management investment companies.

lThe rate shown is the annualized seven-day effective yield at period end.

mSecurity sold on a to-be-announced (TBA) basis resulting in a short position. As such, the Fund is not subject to fees and expenses associated with short sale transactions.

nSee Note 1(d) regarding written options.

At April 30, 2018, the Fund had the following futures contracts outstanding. See Note 1(d).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)

Interest Rate Contracts
Australian 10 Yr. Bond	Long	38	$3,658,810	6/15/18	$ (10,846)
Canadian 10 Yr. Bond	Long	49	5,019,130	6/20/18	(14,971)
Euro-Bund	Short	7	1,342,139	6/07/18	(7,204)
U.S. Treasury 2 Yr. Note	Short	178	37,744,344	6/29/18	76,133
U.S. Treasury 5 Yr. Note	Short	56	6,356,437	6/29/18	39,232
U.S. Treasury 10 Yr. Note	Short	66	7,895,250	6/20/18	40,544

Total Futures Contracts					$ 122,888

*As of period end.

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FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Flexible Alpha Bond Fund (continued)

At April 30, 2018, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
South Korean Won	RBS	Buy	1,052,300,000	979,396		5/09/18	$3,424	$—
South Korean Won	RBS	Sell	408,500,000	383,029		5/09/18	1,501	—
South Korean Won	RBS	Sell	643,800,000	599,721		5/09/18	—	(1,571)
Mexican Peso	RBS	Buy	27,358,000	1,450,019		5/11/18	10,479	—
Mexican Peso	RBS	Sell	4,000,000	214,397		5/11/18	858	—
Indonesian Rupiah	JPHQ	Buy	8,236,500,000	597,372		5/21/18	—	(7,043)
Philippine Peso	JPHQ	Sell	11,300,000	215,948		5/23/18	—	(2,503)
Singapore Dollar	RBS	Buy	147,000	111,685		5/23/18	—	(764)
Singapore Dollar	RBS	Sell	147,000	110,722		5/23/18	—	(199)
Polish Zloty	RBS	Buy	1,600,000	471,834		5/29/18	—	(15,736)
Swedish Krona	UBSW	Buy	8,235,000	1,018,897		6/04/18	—	(74,436)
Canadian Dollar	UBSW	Buy	115,000	90,614		6/05/18	—	(929)
Canadian Dollar	UBSW	Sell	360,000	276,591		6/05/18	—	(4,160)
Canadian Dollar	UBSW	Sell	662,000	522,181		6/05/18	5,910	—
Australian Dollar	UBSW	Sell	1,058,000	831,139		6/18/18	34,506	—
Euro	UBSW	Sell	2,777,000	3,443,813		6/28/18	73,960	—
Norwegian Krone	UBSW	Buy	5,180,000	671,493		7/13/18	—	(23,336)
British Pound	UBSW	Sell	82,000	117,235		7/17/18	3,899	—
Indian Rupee	RBS	Buy	60,250,000	917,885		7/24/18	—	(20,852)
Canadian Dollar	RBS	Sell	91,000	71,322		7/25/18	268	—
Canadian Dollar	UBSW	Sell	26,000	26,679	AUD	7/27/18	—	(209)
Japanese Yen	JPHQ	Buy	35,719,260	324,259		12/17/18	8,447	—
Japanese Yen	JPHQ	Sell	35,719,260	324,187		12/17/18	—	(8,519)
British Pound	JPHQ	Sell	86,300	115,081		8/15/19	—	(6,582)

Total Forward Exchange Contracts							$143,252	$(166,839)

Net unrealized appreciation (depreciation)								$(23,587)

*In U.S. dollars unless otherwise indicated.

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

At April 30, 2018, the Fund had the following credit default swap contracts outstanding. See Note 1(d).

Credit Default Swap Contracts

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Counter- party	Maturity Date	Notional Amount[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]

Centrally Cleared Swap Contracts
Contracts to Buy Protection[c]
Single Name
Navient Corp.	(5.00)%	Quarterly		3/20/19	300,000	$(13,966)	$(10,982)	$(2,984)
Traded Index
ITRX.EUR.28	(1.00)%	Quarterly		12/20/22	7,050,000 EUR	(222,550)	(186,397)	(36,153)

franklintempleton.com	Annual Report	27

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Flexible Alpha Bond Fund (continued)

Credit Default Swap Contracts (continued)

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Counter- party	Maturity Date	Notional Amount[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]

Centrally Cleared Swap Contracts (continued)

Contracts to Sell Protection[c,d]
Single Name
Government of Indonesia	1.00%	Quarterly		6/20/23	1,260,000	$(956)	$2,052	$(3,008)	BBB-
Traded Index
CDX.NA.HY.30	5.00%	Quarterly		6/20/23	1,430,000	106,956	85,936	21,020	Non- Investment Grade
CDX.NA.IG.29	1.00%	Quarterly		12/20/22	8,530,000	182,671	161,702	20,969	Invest- ment

									Grade
Total Centrally Cleared Swap Contracts						$52,155	$52,311	$(156)

OTC Swap Contracts

Contracts to Buy Protection[c]

Single Name
The AES Corp.	(5.00)%	Quarterly	JPHQ	6/20/22	35,000	$(6,008)	$(3,913)	$(2,095)
Ally Financial Inc.	(5.00)%	Quarterly	CITI	12/20/22	150,000	(25,883)	(25,411)	(472)
Ally Financial Inc.	(5.00)%	Quarterly	JPHQ	12/20/22	250,000	(43,139)	(42,674)	(465)
American Airlines Group Inc.	(5.00)%	Quarterly	BZWS	12/20/19	400,000	(29,814)	(27,359)	(2,455)
American Airlines Group Inc.	(5.00)%	Quarterly	CITI	12/20/19	130,000	(9,690)	(8,780)	(910)
Avon Products Inc.	(5.00)%	Quarterly	JPHQ	3/20/19	50,000	(2,048)	(1,580)	(468)
Boyd Gaming Corp.	(5.00)%	Quarterly	BZWS	6/20/22	525,000	(88,267)	(82,007)	(6,260)
CalAtlantic Group Inc.	(5.00)%	Quarterly	BZWS	6/20/18	250,000	(3,143)	(1,396)	(1,747)
Dish DBS Corp.	(5.00)%	Quarterly	BZWS	12/20/20	175,000	(9,999)	(13,435)	3,436
Dish DBS Corp.	(5.00)%	Quarterly	JPHQ	6/20/21	470,000	(24,082)	(21,621)	(2,461)
Energy Transfer Equity LP	(5.00)%	Quarterly	MSCO	12/20/20	750,000	(87,344)	(83,403)	(3,941)
KB Home	(5.00)%	Quarterly	JPHQ	3/20/20	100,000	(9,026)	(6,727)	(2,299)
Nabors Industries Inc.	(1.00)%	Quarterly	JPHQ	6/20/20	5,000	(27)	97	(124)
Navient Corp.	(5.00)%	Quarterly	JPHQ	3/20/20	400,000	(33,791)	(27,471)	(6,320)
PHH Corp.	(5.00)%	Quarterly	BZWS	9/20/19	200,000	(13,533)	(1,248)	(12,285)
Safeway Inc.	(5.00)%	Quarterly	BZWS	6/20/19	1,000,000	(50,561)	(40,269)	(10,292)
Sanmina Corp.	(5.00)%	Quarterly	BZWS	6/20/19	100,000	(6,153)	(4,904)	(1,249)
Springleaf Finance Corp.	(5.00)%	Quarterly	GSCO	6/20/20	60,000	(5,772)	(1,551)	(4,221)
Tenet Healthcare Corp.	(5.00)%	Quarterly	BZWS	3/20/19	90,000	(4,083)	(1,808)	(2,275)
Universal Health
Services Inc.	(5.00)%	Quarterly	BZWS	9/20/19	50,000	(3,598)	(2,887)	(711)
Contracts to Sell Protection[c,d]
Single Name
American Tower Corp.	1.00%	Quarterly	GSCO	3/20/21	100,000	(349)	(1,082)	733	BBB-
Capital One Financial Corp.	1.00%	Quarterly	JPHQ	12/20/22	150,000	3,045	2,416	629	BBB
Dish DBS Corp.	5.00%	Quarterly	BZWS	12/20/22	175,000	(2,114)	8,383	(10,497)	B
Dish DBS Corp.	5.00%	Quarterly	JPHQ	6/20/23	470,000	(17,807)	(6,394)	(11,413)	B
Enterprise Products Operating LLC	1.00%	Quarterly	GSCO	3/20/23	50,000	879	(614)	1,493	BBB+

28	Annual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Flexible Alpha Bond Fund (continued)

Credit Default Swap Contracts (continued)

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Counter- party	Maturity Date	Notional Amount[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]

OTC Swap Contracts (continued)
Contracts to Sell Protection[c,d] (continued)
Single Name (continued)
General Electric Co.	1.00%	Quarterly	CITI	12/20/22	775,000	$9,145	$7,291	$1,854	A
Goldman Sachs Group Inc.	1.00%	Quarterly	BZWS	12/20/22	250,000	4,880	4,379	501	BBB+
Goldman Sachs Group Inc.	1.00%	Quarterly	JPHQ	12/20/22	150,000	2,928	2,599	329	BBB+
Government of China	1.00%	Quarterly	CITI	6/20/23	2,050,000	43,677	38,492	5,185	A+
Government of Colombia	1.00%	Quarterly	CITI	6/20/23	850,000	(1,786)	(2,286)	500	BBB-
Government of Malaysia	1.00%	Quarterly	CITI	6/20/23	525,000	7,513	8,098	(585)	NR
Government of Mexico	1.00%	Quarterly	JPHQ	6/20/23	1,270,000	(6,677)	(9,528)	2,851	BBB+
Morgan Stanley	1.00%	Quarterly	BZWS	12/20/22	250,000	4,989	4,909	80	BBB+
Nabors Industries Inc.	1.00%	Quarterly	JPHQ	6/20/22	5,000	(276)	(541)	265	BB
Sprint Communications Inc.	5.00%	Quarterly	JPHQ	9/20/20	12,000	1,159	—	1,159	B
Traded Index
[e]Citibank Bespoke Boulder Index, Mezzanine Tranche 5-15%	1.24%	Quarterly	CITI	12/20/19	1,600,000	13,606	—	13,606	Non-
									Investment
									Grade
[e]Citibank Bespoke Cambridge Index, Equity Tranche 0-3%	0.00%	Quarterly	CITI	12/20/19	500,000	(91,231)	(67,166)	(24,065)	Non-
									Investment
									Grade
[e]Citibank Bespoke Hong Kong Index, Mezzanine Tranche 3-5%	1.00%	Quarterly	CITI	12/20/18	30,000	124	(411)	535	Non-
									Investment
									Grade
[e]Citibank Bespoke Index, Mezzanine Tranche 6-10%	0.63%	Quarterly	CITI	12/20/18	1,000,000	1,900	—	1,900	Non-
									Investment
									Grade
[e]Citibank Bespoke Lisbon Index, Equity Tranche 0-3%	0.00%	Quarterly	CITI	6/20/19	10,000	(832)	(1,348)	516	Non-
									Investment
									Grade

franklintempleton.com	Annual Report	29

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Flexible Alpha Bond Fund (continued)

Credit Default Swap Contracts (continued)

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Counter- party	Maturity Date	Notional Amount[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]

OTC Swap Contracts (continued)
Contracts to Sell Protection[c,d] (continued)
Traded Index (continued)
eCitibank Bespoke Lisbon Index, Mezzanine Tranche 3-7%	0.79%	Quarterly	CITI	6/20/19	1,100,000	$(3,990)	$—	$(3,990)	Non- Investment Grade
[e]Citibank Bespoke Verona Index, Equity Tranche 0-3%	0.00%	Quarterly	CITI	12/20/19	15,000	(2,548)	(2,473)	(75)	Non- Investment Grade
[e]Citibank Bespoke Verona Index, Mezzanine Tranche 7-15%	0.40%	Quarterly	CITI	12/20/19	280,000	615	—	615	Non- Investment Grade
MCDX.NA.30	1.00%	Quarterly	CITI	6/20/23	7,100,000	170,186	170,820	(634)	Investment Grade

Total OTC Swap Contracts						$(318,925)	$(242,803)	$(76,122)

Total Credit Default Swap Contracts						$(266,770)	$(190,492)	$(76,278)

aIn U.S. dollars unless otherwise indicated. For contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.

bBased on Standard and Poor’s (S&P) Rating for single name swaps and internal ratings for index swaps. Internal ratings based on mapping into equivalent ratings from external vendors.

cPerformance triggers for settlement of contract include default, bankruptcy or restructuring for single name swaps, and failure to pay or bankruptcy of the underlying securities for traded index swaps.

dThe Fund enters contracts to sell protection to create a long credit position. eRepresents a custom index comprised of a basket of underlying issuers.

At April 30, 2018, the Fund had the following cross-currency swap contracts outstanding. See Note 1(d).

Cross-Currency Swap Contracts

Description	Payment Frequency	Counter- party	Maturity Date	Notional Amount		Value/ Unrealized Appreciation (Depreciation)

OTC Swap Contracts
Receive Floating 3-month USD LIBOR + 0.727%	Quarterly			1,185,000	USD
Pay Fixed 0.10%	Annual	HSBK	1/15/19	1,000,000	EUR	$(22,130)

30	Annual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Flexible Alpha Bond Fund (continued)

Cross-Currency Swap Contracts (continued)

Description	Payment Frequency	Counter- party	Maturity Date	Notional Amount		Value/ Unrealized Appreciation (Depreciation)

OTC Swap Contracts (continued)
Receive Floating 3-month USD LIBOR + 1.894%	Quarterly			2,460,000	USD
Pay Fixed 1.50%	Annual	CITI	5/04/21	2,000,000	EUR	$54,399
Receive Floating 3-month USD LIBOR + 1.850%	Quarterly			617,500	USD
Pay Fixed 1.50%	Annual	CITI	5/04/21	500,000	EUR	15,039
Receive Floating 3-month USD LIBOR + 1.302%	Quarterly			496,000	USD
Pay Fixed 1.00%	Annual	JPHQ	5/04/21	400,000	EUR	15,634
Receive Floating 3-month USD LIBOR + 1.122%	Quarterly			111,500	USD
Pay Fixed 0.75%	Annual	HSBK	4/01/22	100,000	EUR	(8,446)
Receive Floating 3-month USD LIBOR + 1.045%	Quarterly			1,552,200	USD
Pay Fixed 0.75%	Annual	HSBK	5/31/22	1,300,000	EUR	(10,559)
Receive Floating 3-month USD LIBOR + 0.848%	Quarterly			3,472,000	USD
Pay Fixed 0.75%	Annual	DBAB	9/14/22	2,800,000	EUR	102,345
Receive Floating 3-month USD LIBOR + 0.821%	Quarterly			466,000	USD
Pay Fixed 0.625%	Annual	BNDP	6/08/23	400,000	EUR	(13,031)
Receive Floating 3-month USD LIBOR + 0.782%	Quarterly			957,600	USD
Pay Fixed 0.625%	Annual	HSBK	6/08/23	800,000	EUR	(1,095)
Receive Floating 3-month USD LIBOR + 1.395%	Quarterly			358,500	USD
Pay Fixed 1.50%	Annual	HSBK	11/26/25	300,000	EUR	(402)
Receive Floating 3-month USD LIBOR + 1.415%	Quarterly			598,500	USD
Pay Fixed 1.50%	Annual	HSBK	11/26/25	500,000	EUR	447

Total Cross Currency Swap Contracts						$132,201

At April 30, 2018, the Fund had the following interest rate swap contracts outstanding. See Note 1(d).

Interest Rate Swap Contracts

Description	Payment Frequency	Maturity Date	Notional Amount	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)

Centrally Cleared Swap Contracts
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.788%	Semi-Annual	3/26/23	$7,900,000	$38,856	$—	$38,856
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.79%	Semi-Annual	3/28/23	7,900,000	38,421	—	38,421
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.713%	Semi-Annual	3/29/23	4,700,000	40,029	—	40,029
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.806%	Semi-Annual	4/17/23	5,800,000	26,684	—	26,684
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.00%	Semi-Annual	6/20/25	11,100,000	674,506	643,214	31,292
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.883%	Semi-Annual	3/26/28	2,500,000	18,977	—	18,977

Total Interest Rate Swap Contracts				$837,473	$643,214	$194,259

franklintempleton.com	Annual Report	31

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Flexible Alpha Bond Fund (continued)

At April 30, 2018, the Fund had the following inflation index swap contracts outstanding. See Note 1(d).

Inflation Index Swap Contracts

Description	Payment Frequency	Maturity Date	Notional Amount	Value/ Unrealized Appreciaton (Depreciation)
Centrally Cleared Swap Contracts
Receive variable change in USA-CPI-U	At maturity
Pay Fixed 2.079%	At maturity	9/18/24	$1,770,000	$39,408

At April 30, 2018, the Fund had the following total return swap contracts outstanding. See Note 1(d).

Total Return Swap Contracts

Underlying Instruments	Financing Rate	Payment Frequency	Counterparty	Maturity Date	Notional Value	Value/ Unrealized Appreciation (Depreciation)
OTC Swap Contracts
Long[a]
Markit iBoxx USD Liquid Leveraged Loan Index	3-month USD LIBOR	Quarterly	CITI	9/20/18	$900,000	$8,411
Markit iBoxx USD Liquid Leveraged Loan Index	3-month USD LIBOR	Quarterly	GSCO	12/20/18	5,160,000	(448)
Markit iBoxx USD Liquid Leveraged Loan Index	3-month USD LIBOR	Quarterly	GSCO	3/20/19	4,000,000	(12,229)
Markit iBoxx USD Liquid Leveraged Loan Index	3-month USD LIBOR	Quarterly	JPHQ	3/20/19	1,050,000	(2,286)

Total Total Return Swap Contracts						$(6,552)

aThe Fund receives the total return on the underlying instrument and pays a variable financing rate.

See Note 8 regarding other derivative information.

See Abbreviations on page 51.

32	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

Financial Statements

Statement of Assets and Liabilities

April 30, 2018

Franklin Flexible Alpha Bond Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$171,926,082
Cost - Non-controlled affiliates (Note 3f)	44,846,991

Value - Unaffiliated issuers	$170,090,550
Value - Non-controlled affiliates (Note 3f)	44,846,991
Restricted cash for OTC derivative contracts (Note 1e)	290,000
Foreign currency, at value (cost $1,462,913)	1,457,457
Receivables:
Investment securities sold	300,285
Interest.	820,592
Deposits with brokers for:
Futures contracts	321,643
Centrally cleared swap contracts	2,319,837
Variation margin on futures contracts	14,776
OTC swap contracts (upfront payments $253,668)	247,484
Unrealized appreciation on OTC forward exchange contracts	143,252
Unrealized appreciation on OTC swap contracts	232,462
Other assets	7,553

Total assets	221,092,882

Liabilities:
Payables:
Investment securities purchased	6,391,783
Capital shares redeemed	31,171
Management fees	79,982
Distribution fees	185
Transfer agent fees	3,278
Distributions to shareholders	410,428
Variation margin on centrally cleared swap contracts	18,085
Deposits from brokers for:
OTC derivative contracts	290,000
OTC swap contracts (upfront receipts $619,652)	490,287
Options written, at value (premiums received $23,486)	18,706
TBA sale commitments, at value (proceeds $299,907)	297,680
Unrealized depreciation on OTC forward exchange contracts	166,839
Unrealized depreciation on OTC swap contracts	182,935
Accrued expenses and other liabilities	16,091

Total liabilities	8,397,450

Net assets, at value	$212,695,432

Net assets consist of:
Paid-in capital	$213,596,737
Undistributed net investment income	58,013
Net unrealized appreciation (depreciation)	(1,480,780)
Accumulated net realized gain (loss)	521,462

Net assets, at value	$212,695,432

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	33

FRANKLIN STRATEGIC SERIES

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

April 30, 2018

Franklin Flexible Alpha Bond Fund

Class A:
Net assets, at value	$1,132,309

Shares outstanding	115,650

Net asset value per share[a]	$9.79

Maximum offering price per share (net asset value per share ÷ 95.75%)	$10.22

Class C:
Net assets, at value	$279,076

Shares outstanding	28,683

Net asset value and maximum offering price per share[a]	$9.73

Class R:
Net assets, at value	$50,571

Shares outstanding	5,170

Net asset value and maximum offering price per share	$9.78

Class R6:
Net assets, at value	$210,808,298

Shares outstanding	21,534,094

Net asset value and maximum offering price per share	$9.79

Advisor Class:
Net assets, at value	$425,178

Shares outstanding	43,437

Net asset value and maximum offering price per share	$9.79

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

34	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

FINANCIAL STATEMENTS

Statement of Operations

for the year ended April 30, 2018

Franklin Flexible Alpha Bond Fund

Investment income:
Dividends:
Unaffiliated issuers	$105,401
Non-controlled affiliates (Note 3f)	204,362
Interest:
Unaffiliated issuers	1,962,489

Total investment income	2,272,252

Expenses:
Management fees (Note 3a)	478,922
Distribution fees: (Note 3c)
Class A	2,662
Class C	1,506
Class R	308
Transfer agent fees: (Note 3e)
Class A	6,031
Class C	197
Class R	48
Class R6	13,515
Advisor Class.	264
Custodian fees (Note 4)	3,368
Reports to shareholders	14,968
Registration and filing fees	80,693
Professional fees	103,080
Trustees’ fees and expenses	361
Other	55,543

Total expenses.	761,466
Expense reductions (Note 4)	(53)
Expenses waived/paid by affiliates (Note 3f and 3g)	(131,853)

Net expenses.	629,560

Net investment income	1,642,692

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(166,398)
Written options	16,218
Foreign currency transactions	(15,373)
Forward exchange contracts	(34,073)
Futures contracts	1,158,402
TBA sale commitments	18,346
Swap contracts	56,053

Net realized gain (loss)	1,033,175

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(1,973,683)
Translation of other assets and liabilities denominated in foreign currencies	(7,053)
Forward exchange contracts	(27,025)
Written options	3,823
Futures contracts	129,169

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	35

FRANKLIN STRATEGIC SERIES

FINANCIAL STATEMENTS

Statement of Operations (continued)

for the year ended April 30, 2018

Franklin Flexible Alpha Bond Fund

TBA sale commitments	2,227
Swap contracts	314,149

Net change in unrealized appreciation (depreciation)	(1,558,393)

Net realized and unrealized gain (loss)	(525,218)

Net increase (decrease) in net assets resulting from operations	$1,117,474

36	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Franklin Flexible Alpha Bond Fund

	Year Ended April 30,
	2018	2017
Increase (decrease) in net assets:
Operations:
Net investment income	$1,642,692	$198,634
Net realized gain (loss)	1,033,175	(6,779)
Net change in unrealized appreciation (depreciation)	(1,558,393)	25,805

Net increase (decrease) in net assets resulting from operations	1,117,474	217,660

Distributions to shareholders from:
Net investment income:
Class A	(102,670)	(228,517)
Class C	(2,927)	(3,853)
Class R	(695)	(1,041)
Class R6	(1,603,614)	(220)
Advisor Class	(5,822)	(6,710)
Net realized gains:
Class A	(930)	—
Class C	(232)	—
Class R	(50)	—
Class R6	(107,984)	—
Advisor Class	(417)	—

Total distributions to shareholders	(1,825,341)	(240,341)

Capital share transactions: (Note 2)
Class A	(9,288,308)	263,641
Class C	35,861	42,152
Class R	(9,156)	50,835
Class R6	211,478,984	—
Advisor Class	195,749	(111,111)

Total capital share transactions	202,413,130	245,517

Net increase (decrease) in net assets	201,705,263	222,836
Net assets:
Beginning of year	10,990,169	10,767,333

End of year	$212,695,432	$10,990,169

Undistributed net investment income included in net assets:
End of year	$58,013	$—

Distributions in excess of net investment income included in net assets:
End of year	$—	$(33,482)

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	37

FRANKLIN STRATEGIC SERIES

Notes to Financial Statements

Franklin Flexible Alpha Bond Fund

1.  Organization and Significant Accounting Policies

Franklin Strategic Series (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eight separate funds and and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Flexible Alpha Bond Fund (Fund) is included in this report. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities, exchange traded funds, and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these

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NOTES TO FINANCIAL STATEMENTS

Franklin Flexible Alpha Bond Fund (continued)

valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Securities Purchased on a When-Issued Basis

The Fund purchases securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d.  Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of

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NOTES TO FINANCIAL STATEMENTS

Franklin Flexible Alpha Bond Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

d.  Derivative Financial Instruments (continued)

collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage and/or gain exposure to interest rate risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into credit default swap contracts primarily to manage and/or gain exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (OTC credit default swaps) or may be executed in a multilateral trade facility platform, such as a registered exchange (centrally cleared credit default swaps). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, a basket of issuers or indices, or a tranche of a credit index or basket of issuers or indices. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Statement of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Statement of Operations.

The Fund entered into OTC cross currency swap contracts primarily to manage and/or gain exposure to interest rate risk and certain foreign currencies. A cross currency swap is an agreement between the Fund and a counterparty to exchange cash flows (determined using either a fixed or floating rate) based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the opening of the contract. Cross currency swaps may require the exchange of notional amounts at the opening and/or closing of the contract. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Statement of Assets and Liabilities and represent compensating factors between stated terms of the cross currency swap contract and prevailing market conditions (interest rate spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Statement of Operations.

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Franklin Flexible Alpha Bond Fund (continued)

The Fund entered into inflation index swap contracts primarily to manage and/or gain exposure to inflation risk. An inflation index swap is an agreement between the Fund and a counterparty to exchange cash flows whereby one party makes payments based on the percentage change in an index that serves as a measure of inflation and the other party makes a regular payment based on a compounded fixed rate, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC inflation index swap) or may be executed on a registered exchange (centrally cleared inflation index swap). For centrally cleared inflation index swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. Typically, an inflation index swap has payment obligations netted and exchanged upon maturity.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund entered into OTC total return swap contracts primarily to manage and/or gain exposure to interest rate risk of an underlying instrument such as a stock, bond, index or basket of securities or indices. A total return swap is an agreement between the Fund and a counterparty to exchange a return linked to an underlying instrument for a floating or fixed rate payment, both based upon a notional amount. Over the term of the contract, contractually required payments to be paid or received are accrued daily and recorded as unrealized appreciation or depreciation until the payments are made, at which time they are recognized as realized gain or loss.

The Fund purchased or wrote exchange traded and/or OTC option contracts primarily to manage and/or gain exposure to interest rate, foreign exchange rate and credit risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Certain option contracts are marked-to-market daily and the daily change in fair value is accounted for as variation margin payable or receivable in the Statement of Assets and Liabilities. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Note 8 regarding other derivative information.

e.  Restricted Cash

At April 30, 2018, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Statement of Assets and Liabilities.

f.  Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution where the Fund sells (or buys) mortgage-backed securities for delivery on a specified date and simultaneously contracts to repurchase (or sell) substantially similar (same type, coupon, and maturity) securities at a future date and at a predetermined price. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. Transactions in mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund’s portfolio turnover rate. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

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FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS

Franklin Flexible Alpha Bond Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

g.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of April 30, 2018, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

h.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded as an adjustment to interest income. Dividend income is recorded on the ex-dividend date. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions from realized capital gains and other distributions, if any, are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Net investment income, excluding class specific expenses, is allocated daily to each class of shares based upon the relative value of the settled shares of each class. Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Statement of Operations.

i.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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NOTES TO FINANCIAL STATEMENTS

Franklin Flexible Alpha Bond Fund (continued)

2.  Shares of Beneficial Interest

At April 30, 2018, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended April 30,
	2018		2017
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	71,706	$705,410	33,507	$331,682
Shares issued in reinvestment of distributions	2,584	25,433	1,227	12,100
Shares redeemed	(1,017,579)	(10,019,151)	(8,135)	(80,141)
Net increase (decrease)	(943,289)	$(9,288,308)	26,599	$263,641
Class C Shares:
Shares sold	28,772	$281,596	20,061	$197,723
Shares issued in reinvestment of distributions	318	3,106	393	3,853
Shares redeemed	(25,418)	(248,841)	(16,105)	(159,424)
Net increase (decrease)	3,672	$35,861	4,349	$42,152
Class R Shares:
Shares sold	—	$—	5,015	$50,000
Shares issued in reinvestment of distributions	71	695	85	835
Shares redeemed	(1,001)	(9,851)	—	—
Net increase (decrease)	(930)	$(9,156)	5,100	$50,835
Class R6 Shares:
Shares sold	21,649,534	$212,625,650	—	$—
Shares issued in reinvestment of distributions	9,792	96,166	—	—
Shares redeemed	(126,232)	(1,242,832)	—	—
Net increase (decrease)	21,533,094	$211,478,984	—	$—
Advisor Class Shares:
Shares sold	19,425	$191,301	4,318	$42,500
Shares issued in reinvestment of distributions	635	6,240	662	6,531
Shares redeemed	(181)	(1,792)	(16,269)	(160,142)
Net increase (decrease)	19,879	$195,749	(11,289)	$(111,111)

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Institutional, LLC (FT Institutional)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS

Franklin Flexible Alpha Bond Fund (continued)

3.  Transactions with Affiliates (continued)

a.  Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.550%	Up to and including $1 billion
0.500%	Over $1 billion, up to and including $5 billion
0.450%	Over $5 billion, up to and including $10 billion
0.445%	Over $10 billion, up to and including $15 billion
0.440%	Over $15 billion, up to and including $20 billion
0.435%	In excess of $20 billion

For the year ended April 30, 2018, the gross effective investment management fee rate was 0.550% of the Fund’s average daily net assets.

Under a subadvisory agreement, FT Instituitional, an affiliate of Advisers, provides subadvisory services to the Fund. The subadvisory fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

b.  Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	0.65%
Class R	0.50%

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$511
CDSC retained	$115

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NOTES TO FINANCIAL STATEMENTS

Franklin Flexible Alpha Bond Fund (continued)

e.  Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. Effective November 1, 2017, the fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. Prior to November 1, 2017, the fees were account based fees that varied based on fund or account type. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended April 30, 2018, the Fund paid transfer agent fees of $20,055, of which $17,483 was retained by Investor Services.

f.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended April 30, 2018, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.30%	1,305,181	221,213,978	(177,672,168)	44,846,991	$44,846,991	$204,362	$ —	$ —

g.  Waiver and Expense Reimbursements

Advisers has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for each class of the Fund do not exceed 0.85% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until August 31, 2018. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end. Prior to September 1, 2017, expenses for Class R6 were limited to 0.71%.

Investor Services has voluntarily agreed in advance to waive or limit its fees so that the new transfer agent fee arrangement effective November 1, 2017 will not increase the fees retained by more than 0.02% based on the average net assets of each class. Investor Services may discontinue this waiver in the future.

h.  Other Affiliated Transactions

At April 30, 2018, the shares of the Fund were owned by the following entities/investment companies:

	Shares	Percentage of Outstanding Shares[a]
Franklin Resources, Inc	10,397,554	47.9%
Franklin Total Return Fund	10,172,940	46.8%
	20,570,494	94.7%

aInvestment activities of significant shareholders could have a material impact on the Fund.

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FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS

Franklin Flexible Alpha Bond Fund (continued)

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended April 30, 2018, the custodian fees were reduced as noted in the Statement of Operations.

5.  Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any.

During the year ended April 30, 2018, the Fund utilized $155,949 of capital loss carryforwards.

The tax character of distributions paid during the years ended April 30, 2018 and 2017, was as follows:

	2018	2017
Distributions paid from:
Ordinary income	$1,715,728	$240,341
Long term capital gain	109,613	—
	$1,825,341	$240,341

At April 30, 2018, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$217,185,472

Unrealized appreciation	$1,194,563
Unrealized depreciation	(2,896,688)
Net unrealized appreciation (depreciation)	$(1,702,125)

Undistributed ordinary income	726,163
Undistributed long term capital gains	554,940
Distributable earnings	$1,281,103

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of paydown losses, bond discounts and premiums, swaps and financial futures transactions.

The Fund utilized a tax accounting practice to treat a portion of the proceeds from capital shares redeemed as a distribution from realized capital gains.

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended April 30, 2018, aggregated $196,316,330 and $33,613,653, respectively.

7.  Credit Risk

At April 30, 2018, the Fund had 12.1% of its portfolio invested in high yield securities or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

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Franklin Flexible Alpha Bond Fund (continued)

8.  Other Derivative Information

At April 30, 2018, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Investments in securities, at value	$ 182,423[a]	Options written, at value	$ 13,800

	Variation margin on futures	155,909[b]	Variation margin on futures	33,021	[b]
	contracts		contracts
	Variation margin on centrally	194,259[b]
	cleared swap contracts

	Unrealized appreciation on OTC	196,275	Unrealized depreciation on OTC	70,626
	swap contracts		swap contracts

Foreign exchange contracts	Unrealized appreciation on OTC	143,252	Unrealized depreciation on OTC	166,839
	forward exchange contracts		forward exchange contracts

Credit contracts	Investments in securities, at value	14,887[a]	Options written, at value	4,906

	Variation margin on centrally	41,989[b]	Variation margin on centrally	42,145	[b]
	cleared swap contracts		cleared swap contracts

	OTC swap contracts (premium	247,484	OTC swap contracts (premium	490,287
	paid)		received)

	Unrealized appreciation on OTC	36,187	Unrealized depreciation on OTC	112,309
	swap contracts		swap contracts
Inflation contracts	Variation margin on centrally	39,408[b]
	cleared swap contracts
Totals		$1,252,073		$933,933

aPurchased option contracts are included in investments in securities, at value in the Statement of Assets and Liabilities.

bThis amount reflects the cumulative appreciation (depreciation) of futures contracts and centrally cleared swap contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

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Franklin Flexible Alpha Bond Fund (continued)

8.  Other Derivative Information (continued)

For the year ended April 30, 2018, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Year	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year
	Net realized gain (loss) from:		Net change in unrealized
			appreciation (depreciation) on:
Interest rate contracts	Investments	$ (9,284)[a]	Investments	$ 52,074[a]
	Written options	9,927	Written options	423
	Futures contracts	1,158,402	Futures contracts	129,169
	Swap contracts	2,289	Swap contracts	322,529
Foreign exchange contracts	Investments	(488)[a]	Investments	74[a]
	Forward exchange contracts	(34,073)	Forward exchange contracts	(27,025)
Credit contracts	Investments	(14,475)[a]	Investments	(10,308)[a]
	Written options	6,291	Written options	3,400
	Swap contracts	30,067	Swap contracts	(47,788)
Inflation contracts	Swap contracts	23,697	Swap contracts	39,408
Totals		$1,172,353		$461,956

aPurchased option contracts are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended April 30, 2018, the average month end notional amount of futures contracts, options and swap contracts, and the average month end contract value for forward exchange contracts, were as follows:

Futures contracts	$35,715,604
Options	8,335,749
Swap contracts	29,179,948
Forward exchange contracts	6,495,491

At April 30, 2018, the Fund’s OTC derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$143,252	$166,839
Options purchased	197,310	—
Options written	—	18,706
Swap contracts	479,946	673,222
Total	$820,508	$858,767

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

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FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS

Franklin Flexible Alpha Bond Fund (continued)

At April 30, 2018, the Fund’s OTC derivative assets, which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received	Cash Collateral Received[a]	Net Amount (Not less than zero)
Counterparty
BNDP	$ 28,980	$ (26,831)	$ —	$ —	$ 2,149
BZWS	21,688	(21,688)	—	—	—
CITI	428,273	(143,512)	—	(284,761)	—
DBAB	102,345	—	—	—	102,345
GSCO	2,226	(2,226)	—	—	—
HSBK	67,765	(42,632)	—	—	25,133
JPHQ	34,426	(34,426)	—	—	—
MSCO	—	—	—	—	—
RBS	16,530	(16,530)	—	—	—
UBSW	118,275	(103,070)	—	—	15,205
Total	$820,508	$(390,915)	$ —	$(284,761)	$144,832

aIn some instances, the collateral amount disclosed in the table above was adjusted due to the requirement to limit collateral amount to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amount disclosed herein.

At April 30, 2018, the Fund’s OTC derivative liabilities, which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged	Net Amount (Not less than zero)
Counterparty
BNDP	$ 26,831	$ (26,831)	$ —	$ —	$ —
BZWS	223,084	(21,688)	—	—	201,396
CITI	143,512	(143,512)	—	—	—
DBAB	—	—	—	—	—
GSCO	20,145	(2,226)	—	—	17,919
HSBK	42,632	(42,632)	—	—	—
JPHQ	173,027	(34,426)	—	—	138,601
MSCO	87,344	—	—	—	87,344
RBS	39,122	(16,530)	—	—	22,592
UBSW	103,070	(103,070)	—	—	—
Total	$858,767	$(390,915)	$ —	$ —	$467,852

See Note 1(d) regarding derivative financial instruments.

See Abbreviations on page 51.

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FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS

Franklin Flexible Alpha Bond Fund (continued)

9.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended April 30, 2018, the Fund did not use the Global Credit Facility.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS

Franklin Flexible Alpha Bond Fund (continued)

A summary of inputs used as of April 30, 2018, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:[a]
Management Investment Companies	$4,547,239	$—	$—	$4,547,239
Corporate Bonds	—	68,089,809	—	68,089,809
Foreign Government and Agency Securities	—	4,412,077	—	4,412,077
U.S. Government and Agency Securities	—	4,140,439	—	4,140,439
Asset-Backed Securities and Commercial Mortgage-Backed Securities	—	87,101,201	—	87,101,201
Mortgage-Backed Securities	—	264,347	—	264,347
Municipal Bonds	—	782,553	—	782,553
Options Purchased	28,980	168,330	—	197,310
Short Term Investments	44,846,991	555,575	—	45,402,566
Total Investments in Securities	$49,423,210	$165,514,331	$—	$214,937,541

Other Financial Instruments:
Futures Contracts	$155,909	$—	$—	$155,909
Forward Exchange Contracts	—	143,252	—	143,252
Swap Contracts	—	508,118	—	508,118
Total Other Financial Instruments	$155,909	$651,370	$—	$807,279

Liabilities:
Other Financial Instruments:
Options Written	$13,800	$4,906	$—	$18,706
TBA Sales Commitments	—	297,680	—	297,680
Futures Contracts	33,021	—	—	33,021
Forward Exchange Contracts	—	166,839	—	166,839
Swap Contracts	—	225,080	—	225,080
Total Other Financial Instruments	$46,821	$694,505	$—	$741,326

aFor detailed categories, see the accompanying Statement of Investments.

11.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Counterparty/Exchange		Currency		Selected Portfolio
BNDP	BNP Paribas	AUD	Australian Dollar	CDO	Collateralized Debt Obligation
BZWS	Barclays Bank PLC	EUR	Euro	CLO	Collateralized Loan Obligation
CITI	Citigroup, Inc.	GBP	British Pound	CPI	Consumer Price Index
DBAB	Deutsche Bank AG	IDR	Indonesian Rupiah	ETF	Exchange Traded Fund
GSCO	Goldman Sachs Group, Inc.	MYR	Malaysian Ringgit	FHLMC	Federal Home Loan Mortgage Corp
HSBK	HSBC Bank PLC	USD	United States Dollar	FRN	Floating Rate Note
JPHQ	JP Morgan Chase & Co.			GO	General Obligation
MSCO	Morgan Stanley			IO	Interest Only
RBS	Royal Bank of Scotland PLC			LIBOR	London InterBank Offered Rate
SMB	Citigroup Global Markets			MFM	Multi-Family Mortgage
UBSW	UBS AG			RDA	Redevelopment Agency/Authority
				SFR	Single Family Revenue

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FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS

Franklin Flexible Alpha Bond Fund (continued)

Index
CDX.NA.HY.Series number	CDX North America High Yield Index
CDX.NA.IG.Series number	CDX North America Investment Grade Index
ITRX.EUR.Series number	iTraxx Europe Index
MCDX.NA.Series number	MCDX North America Index

52	Annual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Strategic Series and Shareholders of Franklin Flexible Alpha Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin Flexible Alpha Bond Fund (the “Fund”) as of April 30, 2018, the related statement of operations for the year ended April 30, 2018, the statement of changes in net assets for each of the two years in the period ended April 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2018 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

June 18, 2018

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

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FRANKLIN STRATEGIC SERIES

Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $203,121 as a long term capital gain dividend for the fiscal year ended April 30, 2018.

Under Section 871(k)(1)(C) of the Code, the Fund hereby reports the maximum amount allowable but no less than $1,366,850 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended April 30, 2018.

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FRANKLIN STRATEGIC SERIES

Special Meeting of Shareholders

MEETING OF SHAREHOLDERS: OCTOBER 30, 2017 AND RECONVENED ON DECEMBER 15, 2017 AND DECEMBER 29, 2017

(UNAUDITED)

A Special Meeting of Shareholders of Franklin Strategic Series was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California on October 30, 2017 and reconvened on December 15, 2017 and December 29, 2017. The purpose of the meeting was to elect Trustees of Franklin Strategic Series and to vote to approve an amended fundamental investment restriction regarding investments in commodities for the Fund. At the meeting, (i) the following persons were elected by the shareholders to serve as Trustees of Franklin Strategic Series: Harris J. Ashton, Terrence J. Checki, Mary C. Choksi, Edith E. Holiday, Gregory E. Johnson, Rupert H. Johnson, Jr., J. Michael Luttig, Larry D. Thompson, and John B. Wilson; and (ii) the proposal to approve an amended fundamental investment restriction regarding investments in commodities was approved by shareholders of the Fund. No other business was transacted at the meeting.

In connection with the meeting, management is aware that some shareholders received from the proxy solicitor numerous calls and mailings that may have been distracting. Management is taking steps to ensure that, in the future, for any new shareholder meeting solicitations that occur, such activity is not repeated. Management apologizes for any inconvenience that may have been caused as a result of such calls and mailings.

The results of the voting at the meeting are as follows:

Proposal 1.       To elect a Board of Trustees:

Name	For	Withheld

Harris J. Ashton	598,070,781	20,352,982

Terrence J. Checki	598,448,935	19,974,827

Mary C. Choksi	598,960,351	19,463,411

Edith E. Holiday	598,977,253	19,446,508

Gregory E. Johnson	598,637,629	19,786,057

Rupert H. Johnson, Jr.	598,128,852	20,294,908

J. Michael Luttig	598,807,794	19,616,557

Larry D. Thompson	598,633,435	19,785,269

John B. Wilson	598,721,357	19,697,837
Total Trust Shares Outstanding*: 1,025,185,272

* As of the record date.

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FRANKLIN STRATEGIC SERIES

SPECIAL MEETING OF SHAREHOLDERS

Proposal 2.      To approve an amended fundamental investment restriction regarding investments in commodities:

Shares

For	1,051,390

Against	0

Abstain	0

Broker Non-Votes	42,366

Total Fund Shares Voted	1,093,756

Total Fund Shares Outstanding*	1,120,847

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during at least the past five years and number of US registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name,Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1991	137	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Terrence J. Checki (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since December 2017	112	Hess Corporation (exploration of oil and gas) (2014-present).

Principal Occupation During at Least the Past 5 Years:

Member of the Council on Foreign Relations (1996-present); Member of the National Committee on U.S.-China Relations (1999-present); member of the Board of Trustees of the Economic Club of New York (2013-present); member of the Board of Trustees of the Foreign Policy Association (2005-present) and member of various other boards of trustees and advisory boards; and formerly, Executive Vice President of the Federal Reserve Bank of New York and Head of its Emerging Markets and Internal Affairs Group and Member of Management Committee (1995-2014); and Visiting Fellow at the Council on Foreign Relations (2014).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2014	137	Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1998	137	Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	137	Boeing Capital Corporation (aircraft financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

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Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	137	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2006 and Lead Independent Trustee since 2008	112	None

Principal Occupation During at Least the Past 5 Years:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing) (2002-present); Senior Advisor, McKinsey & Co. (consulting) (2017-present); serves on private and non-profit boards; and formerly, President, Staples International and Head of Global Transformation (office supplies) (2012-2016); Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

Interested Board Members and Officers
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2013	151	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board and Trustee	Chairman of the Board since 2013 and Trustee since 1991	137	None

Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 28 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

Edward B. Jamieson (1948) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2010	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy (1962) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2000	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 21 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

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*We base the number of portfolios on each separate series of the US registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2006. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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FRANKLIN STRATEGIC SERIES

FRANKLIN FLEXIBLE ALPHA BOND FUND

Shareholder Information

Board Approval of Investment Management Agreements

FRANKLIN STRATEGIC SERIES

Franklin Flexible Alpha Bond Fund

(Fund)

At an in-person meeting held on April 17, 2018 (Meeting), the Board of Trustees (Board) of Franklin Strategic Series (Trust), including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (FAI) and the Trust, on behalf of the Fund and the investment sub-advisory agreement between FAI and Franklin Templeton Institutional, LLC (Sub-Adviser), an affiliate of FAI, on behalf of the Fund (each a Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of each Management Agreement. FAI and the Sub-Adviser are each referred to herein as a Manager.

In considering the continuation of each Management Agreement, the Board reviewed and considered information provided by each Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to each Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of each Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by each Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by each Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of each Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of such

Management Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by each Manager and its affiliates to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of each Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by each Manager and its affiliates; and management fees charged by each Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board also reviewed and considered an annual report on payments made by Franklin Templeton Investments (FTI) or the Fund to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements in response to a guidance update in 2016 from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of particular areas, including derivatives and payments to intermediaries, by enhanced reporting.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Managers’ parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the FTI organization.

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FRANKLIN STRATEGIC SERIES

FRANKLIN FLEXIBLE ALPHA BOND FUND

SHAREHOLDER INFORMATION

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by each Manager and its affiliates to the Fund and its shareholders.

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods ended January 31, 2018. The Board considered the performance returns for the Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund’s performance results is below.

The Performance Universe for the Fund included the Fund and all retail and institutional alternative credit focus funds. The Fund commenced operations on August 3, 2015, and thus has been in operation for less than three years. The Board noted that the Fund’s annualized income return and annualized total return for the one-year period were below the medians of its Performance Universe. The Board concluded that the Fund’s performance was acceptable given its short period of operation.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted the quarterly and annual reports it receives on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers (Management Rate), if any, of the Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure as the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A shares for funds with multiple classes of shares. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

The Expense Group for the Fund included the Fund and 14 other alternative credit focus funds. The Board noted that the Management Rate and actual total expense ratio for the Fund were below the medians of its Expense Group. The Board concluded that the Management Rate charged to the Fund is reasonable. In doing so, the Board noted that the Fund’s actual total expense ratio reflected a fee waiver from management and that the Sub-Adviser was paid by FAI out of the management fee FAI received from the Fund.

Profitability

The Board reviewed and considered information regarding the profits realized by each Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis that addresses the overall profitability of FTI’s U.S. fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2017, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product related changes, the overall methodology has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, Pricewaterhouse-Coopers LLP, auditor to Franklin Resources, Inc. and certain Franklin Templeton funds, has been engaged to periodically review and assess the allocation methodologies to be used solely by the Fund’s Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by each Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings

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FRANKLIN STRATEGIC SERIES

FRANKLIN FLEXIBLE ALPHA BOND FUND

SHAREHOLDER INFORMATION

and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which each Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by each Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, extent and quality of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which each Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered each Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments each Manager incurs across the Franklin Templeton family of funds as a whole. The Board also noted that the Fund commenced operations on August 3, 2015 and recognized that there would not likely be any economies of scale until the Fund’s assets grow.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of each Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at

franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the US Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the US Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter
Franklin Flexible Alpha Bond Fund
Investment Manager
Franklin Advisers, Inc.
Subadvisor
Franklin Templeton Institutional, LLC
Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com
Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2018 Franklin Templeton Investments. All rights reserved.	953 A 06/18

FRANKLIN TEMPLETON
INVESTMENTS

Annual Report
and Shareholder Letter
April 30, 2018

Franklin Strategic Income Fund

A SERIES OF FRANKLIN STRATEGIC SERIES

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Why choose Franklin Templeton Investments?

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Shareholder:

During the 12 months ended April 30, 2018, mostly upbeat economic data, better corporate earnings and generally supportive monetary policies, combined with the passage of the US Tax Reform bill, aided markets. However, investor sentiment was dampened by worries about rising US inflation and trade tensions between the US and China, and a sell-off in technology firms occurred amid concerns about consumer data privacy.

The US Federal Reserve began reducing its balance sheet in October 2017 and raised its target for the federal funds rate in June and December 2017 and March 2018. It maintained its forecast of three rate increases in 2018. The Fed left its target unchanged at its May 2018 meeting and expressed confidence that inflation was moving closer to its goal. The 10-year US Treasury yield began the period at 2.29% and ended the period at 2.95%. Within this environment, US stocks, as measured by the Standard & Poor’s® 500 Index, generated a double-digit positive total return. Investment-grade bonds, as measured by the Bloomberg Barclays US Aggregate Bond Index, had a slightly negative total return.

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

We believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

In addition, Franklin Strategic Income Fund’s annual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your future investment needs.

Sincerely,

Edward B. Jamieson

President and Chief Executive Officer –

Investment Management

Franklin Strategic Series

This letter reflects our analysis and opinions as of April 30, 2018, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

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Annual Report

Franklin Strategic Income Fund

This annual report for Franklin Strategic Income Fund covers the fiscal year ended April 30, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks a high level of current income, with capital appreciation over the long term as a secondary objective. The Fund uses an active asset allocation process and under normal market conditions invests at least 65% of its assets in US and foreign debt securities, including those in emerging markets.

The Fund may invest in all varieties of fixed, variable and floating rate income securities, including bonds, US and foreign government and agency securities, corporate loans (and loan participations), mortgage-backed securities and other asset-backed securities and convertible securities.

Performance Overview

The Fund’s Class A shares delivered a +0.64% cumulative total return for the 12 months under review. In comparison, the Bloomberg Barclays US Aggregate Bond Index, which represents the US investment-grade fixed rate taxable bond market, had a -0.32% total return.1 The Lipper Multi-Sector Income Funds Classification Average, which consists of funds chosen by Lipper that seek current income by allocating assets among different fixed income securities sectors, with a significant portion rated below investment grade, produced a +2.31% total return.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The US economy grew during the 12 months under review. The economy strengthened in 2017’s second and third quarters but moderated in the next two quarters. The slower growth in 2018’s first quarter reflected a slowdown in consumer spending, residential fixed investment, exports, and state and local government spending. The manufacturing and services sectors expanded during the period. The unemployment rate declined from 4.4% in April 2017 to 3.9% at period-end.3 Annual inflation, as measured by the Consumer Price Index, increased from 2.2% in April 2017 to 2.5% at period-end.3

The US Federal Reserve (Fed) raised its target range for the federal funds rate 0.25% at its June and December 2017 meetings and began reducing its balance sheet in October as part of its ongoing effort to normalize monetary policy. In February 2018, new Fed Chair Jerome Powell spoke before Congress and indicated the Fed saw signs of a continued strong labor market and economic growth. He reiterated the Fed’s intention to gradually raise interest rates in an effort to keep the economy from overheating and as inflation increases toward the Fed’s target. However, he noted there was no evidence of the economy overheating and he had yet to see a clear upward move in wages. At its March meeting, the Fed raised its target range for the federal funds rate 0.25% to 1.50%–1.75% and maintained its forecast of three rate increases in 2018. Additionally, the Fed upgraded its economic forecasts for 2018 and 2019, and its rate projections indicated the number of rate hikes would increase in 2019 and 2020.

The 10-year Treasury yield, which moves inversely to its price, shifted throughout the period. The yield rose in June 2017 amid renewed optimism for faster economic growth and was supported in July by hawkish comments from key central bankers around the world. Easing concerns about Hurricane Irma’s economic impact, the Fed’s balance sheet normalization beginning in October, the passage of the tax reform bill in

1. Source: Morningstar.

2. Source: Lipper, a Thomson Reuters Company. For the 12-month period ended 4/30/18, this category consisted of 324 funds. Lipper calculations do not include sales charges or expense subsidization by a fund’s manager. Fund performance relative to the average may have differed if these or other factors had been considered.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

3. Source: Bureau of Labor Statistics.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Consolidated Statement of Investments (SOI). The Consolidated SOI begins on page 16.

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December and indications of higher inflation, especially in the first two months of 2018, also pushed the yield higher. However, some factors weighed on the Treasury yield at certain points during the period, including concerns about political uncertainties in the US, tensions between the US and North Korea, the Trump administration’s protectionist trade policies and escalating trade tensions between the US and China. In April, higher inflation expectations led the 10-year yield to reach 3.03%, the highest level since January 2014. Overall, the 10-year Treasury yield rose from 2.29% at the beginning of the period to 2.95% at period-end.

Portfolio Composition*

Based on Consolidated Net Assets

	4/30/18	4/30/17
High Yield Corporate Bonds	32.0%	28.8%
Investment-Grade Corporate Bonds	16.2%	17.0%
Floating-Rate Loans	15.6%	16.6%
Mortgage-Backed Securities	14.7%	12.8%
International Government & Agency Bonds	8.8%	8.5%
Collateral Loan Obligations	5.5%	4.1%
Asset-Backed Securities	2.4%	2.3%
Commercial Mortgage-Backed Securities	2.4%	2.0%
US Treasury Securities	2.0%	3.5%
Treasury Inflation-Protected Securities	2.0%	3.0%
Municipal Bonds	1.2%	2.1%
Other	0.7%	2.5%
Short-Term Investments & Other Net Assets	-3.5%	-3.2%

*Percentages reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of derivatives, unsettled trades or other factors. The composition may not match the SOI.

Investment Strategy

We use an active asset allocation strategy to try to achieve the Fund’s investment goals. We employ a top-down analysis of macroeconomic trends combined with a bottom-up fundamental analysis of market sectors, industries and issuers to try to take advantage of varying sector reactions to economic events. We regularly enter into various currency-related transactions involving derivative instruments, including currency and cross currency forwards, currency swaps, currency and currency index futures contracts and currency options. We may also enter into interest-rate and credit-related transactions involving derivative instruments, including interest-rate, fixed income total return and credit default swaps and interest rate and/or bond futures contracts.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date. Currency forward contracts are privately traded in the interbank market, not on a centralized exchange.

What are swap agreements?

Swap agreements, such as interest-rate, currency and credit default swaps, are contracts between the Fund and another party (the swap counterparty). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

What is a futures contract?

A futures contract is an agreement between the Fund and a counterparty made through a US or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

What is an option?

An option is a contract to buy or sell a specific financial product known as the option’s underlying instrument at a specific price. The buyer of an option has the right, but not the obligation, to buy or sell the underlying instrument at or until a specified expiration date. Conversely, the seller (“writer”) of an option who opens a transaction is obligated to buy or sell the underlying instrument should the option holder exercise that right.

Manager’s Discussion

For global fixed income markets, the first half of the 12 months under review were generally characterized by low levels of volatility and an increase in risk appetite amid low interest rates. The Fed raised its rates three times during the period in June and December of 2017 and most recently in March 2018, citing a strengthening economic outlook and strong labor market conditions. However, toward the end of the second half of the period, volatility increased as the Trump administration’s protectionist policy and escalating trade tensions between the US and China (as well as Canada, Mexico and Europe)

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dampened investor sentiment. Outside the US, many major economies kept their interest rates unchanged.

In this environment, all global fixed income sectors outpaced US Treasuries on a duration-matched basis. Senior secured floating rate loans, high yield bonds and emerging market debt securities were the strongest performers, as were investment-grade bonds.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest-rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest-rate changes than a portfolio with a higher duration.

Dividend Distributions*

5/1/17–4/30/18

	Dividend per Share (cents)
Month	Class A	Class C	Class R	Class R6	Advisor Class
May	2.10	1.77	1.89	2.42	2.30
June	2.09	1.76	1.88	2.42	2.30
July	2.09	1.76	1.88	2.42	2.29
August	2.09	1.75	1.88	2.43	2.30
September	2.09	1.76	1.89	2.42	2.30
October	2.08	1.74	1.87	2.59	2.29
November	2.09	1.74	1.87	2.43	2.30
December	2.97	2.61	2.74	3.32	3.20
January	2.98	2.66	2.78	3.28	3.18
February	2.98	2.68	2.79	3.25	3.17
March	2.97	2.66	2.79	3.25	3.16
April	2.97	2.66	2.78	3.25	3.16
Total	29.50	25.55	27.04	33.48	31.95

*The distribution amount is the sum of all net investment income distributions for the period shown. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

During the period, the Fund’s exposure to high yield bonds provided a significant boost to performance. Additionally, our non-US duration exposure also added to results. Senior secured floating-rate loans, investment-grade corporate credit and emerging market sovereign debt securities also benefited returns. In contrast, the Fund’s more defensive positioning on the US yield curve hurt performance. Our exposure to foreign currencies also detracted.

What is the yield curve?
A yield curve is a line that plots the yield to maturity of bonds having equal credit quality against their maturity dates.

Corporate credit fundamentals remained generally supportive and technical conditions continued to be strong as the low interest-rate backdrop provided strong demand for corporate credit. We remained allocated across spread sectors, both corporate and securitized. Over the period, we increased our exposure to high yield corporate credit and non-agency residential mortgage-backed securities. We also added to collateralized loan obligations.

We reduced allocation to other emerging market and investment-grade corporate credit. We continued to find what we considered opportunities in global bond markets outside the US, but pared our exposure over the period.

Thank you for your continued participation in Franklin Strategic Income Fund. We look forward to serving your future investment needs.

Christopher J. Molumphy, CFA

Roger A. Bayston, CFA

Patricia O’Connor, CFA

Portfolio Management Team

CFA® is a trademark owned by CFA Institute.

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FRANKLIN STRATEGIC INCOME FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN STRATEGIC INCOME FUND

Performance Summary as of April 30, 2018

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 4/30/181

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A
1-Year	+0.64%	-3.66%
5-Year	+8.68%	+0.80%
10-Year	+56.46%	+4.12%

Advisor
1-Year	+0.79%	+0.79%
5-Year	+10.02%	+1.93%
10-Year	+60.36%	+4.84%

	Distribution	30-Day Standardized Yield[5]
Share Class	Rate[4]	(with waiver)	(without waiver)
A	2.94%	4.15%	4.10%
Advisor	3.32%	4.60%	4.54%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

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FRANKLIN STRATEGIC INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 9 for Performance Summary footnotes.

8	Annual Report	franklintempleton.com

FRANKLIN STRATEGIC INCOME FUND

PERFORMANCE SUMMARY

Distributions (5/1/17–4/30/18)

Share Class	Net Investment Income
A	$0.2950
C	$0.2555
R	$0.2704
R6	$0.3348
Advisor	$0.3195

Total Annual Operating Expenses8

Share Class	With Waiver	Without Waiver
A	0.89%	0.95%
Advisor	0.64%	0.70%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. High yields reflect the higher credit risks associated with certain lower rated securities held in the portfolio. Floating rate loans and high yield corporate bonds are rated below investment grade and are subject to greater risk of default, which could result in loss of principal—a risk that may be heightened in a slowing economy. The risks of foreign securities include currency fluctuations and political uncertainty. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Investing in derivative securities and the use of foreign currency techniques involve special risks as such may not achieve the anticipated benefits and/or may result in losses to the Fund. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 8/31/18. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Distribution rate is based on the sum of the respective class’s dividend distributions over the past 12 months and the maximum offering price (NAV for Advisor Class) per share on 4/30/18.

5. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

6. Source: Morningstar. The Bloomberg Barclays US Aggregate Bond Index is a market capitalization-weighted index representing the US investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities. All issues included are SEC-registered, taxable, dollar denominated and nonconvertible, must have at least one year to final maturity, and must be rated investment grade (Baa3/BBB-/BBB- or above) using the middle rating of Moody’s, Standard & Poor’s and Fitch, respectively.

7. Source: Lipper, a Thomson Reuters Company. The Lipper Multi-Sector Income Funds Classification Average is calculated by averaging the total returns of all funds within the Lipper Multi-Sector Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Multi-Sector Incomes Funds are defined as funds that seek current income by allocating assets among different fixed income securities sectors (not primarily in one sector except for defensive purposes), including US and foreign governments, with a significant portion rated below investment grade. For the 12-month period ended 4/30/18, there were 324 funds in this category. Lipper calculations do not include sales charges, but include reinvestment of any income or distributions. Fund performance relative to the average may have differed if these and other factors had been considered.

8. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Consolidated Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown. See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com	Annual Report	9

FRANKLIN STRATEGIC INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 11/1/17	Ending Account Value 4/30/18	Expenses Paid During Period 11/1/17–4/30/18[1,2]	Ending Account Value 4/30/18	Expenses Paid During Period 11/1/17–4/30/18[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$987.70	$4.14	$1,020.63	$4.21	0.84%
C	$1,000	$985.70	$6.11	$1,018.65	$6.21	1.24%
R	$1,000	$986.50	$5.37	$1,019.39	$5.46	1.09%
R6	$1,000	$989.60	$2.27	$1,022.51	$2.31	0.46%
Advisor	$1,000	$987.90	$2.91	$1,021.87	$2.96	0.59%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

10	Annual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

Consolidated Financial Highlights

Franklin Strategic Income Fund

	Year Ended April 30,
	2018	2017	2016	2015	2014

Class A

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 9.84	$ 9.32	$10.04	$10.57	$10.86

Income from investment operations[a]:

Net investment income[b]	0.39	0.39	0.42	0.42	0.44

Net realized and unrealized gains (losses)	(0.32)	0.30	(0.74)	(0.30)	(0.18)

Total from investment operations	0.07	0.69	(0.32)	0.12	0.26

Less distributions from:

Net investment income and net foreign currency gains	(0.30)	(0.17)	(0.40)	(0.55)	(0.45)

Net realized gains	—	—	—	(0.10)	(0.10)

Total distributions	(0.30)	(0.17)	(0.40)	(0.65)	(0.55)

Net asset value, end of year	$ 9.61	$ 9.84	$ 9.32	$10.04	$10.57

Total return[c]	0.64%	7.50%	(3.14)%	1.16%	2.52%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.90%	0.88%	0.88%	0.86%	0.86%

Expenses net of waiver and payments by affiliates[d]	0.85%	0.82%	0.84%	0.85%	0.86% [e]

Net investment income	3.93%	4.08%	4.44%	4.03%	4.16%

Supplemental data

Net assets, end of year (000’s)	$3,291,002	$3,833,786	$4,500,752	$5,242,844	$5,182,490

Portfolio turnover rate	115.94%	140.83%	88.04%	72.51%	54.11%

Portfolio turnover rate excluding mortgage dollar rolls[f]	47.40%	87.33%	48.33%	49.36%	54.11%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fSee Note 1(h) regarding mortgage dollar rolls.

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. |	Annual Report	11

FRANKLIN STRATEGIC SERIES

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Strategic Income Fund (continued)

	Year Ended April 30,
	2018	2017	2016	2015	2014

Class C

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 9.84	$ 9.31	$10.04	$10.57	$10.85

Income from investment operations[a]:

Net investment income[b]	0.35	0.35	0.38	0.38	0.40

Net realized and unrealized gains (losses)	(0.33)	0.31	(0.75)	(0.30)	(0.17)

Total from investment operations	0.02	0.66	(0.37)	0.08	0.23

Less distributions from:

Net investment income and net foreign currency gains	(0.26)	(0.13)	(0.36)	(0.51)	(0.41)

Net realized gains	—	—	—	(0.10)	(0.10)

Total distributions	(0.26)	(0.13)	(0.36)	(0.61)	(0.51)

Net asset value, end of year	$ 9.60	$ 9.84	$ 9.31	$10.04	$10.57

Total return[c]	0.14%	7.19%	(3.64)%	0.76%	2.20%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.30%	1.28%	1.28%	1.26%	1.26%

Expenses net of waiver and payments by affiliates[d]	1.25%	1.22%	1.24%	1.25%	1.26% [e]

Net investment income	3.53%	3.68%	4.04%	3.63%	3.76%

Supplemental data

Net assets, end of year (000’s)	$1,078,890	$1,385,981	$1,645,852	$2,070,739	$2,109,049

Portfolio turnover rate	115.94%	140.83%	88.04%	72.51%	54.11%

Portfolio turnover rate excluding mortgage dollar rolls[f]	47.40%	87.33%	48.33%	49.36%	54.11%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fSee Note 1(h) regarding mortgage dollar rolls.

12	Annual Report	| The accompanying notes are an integral part of these consolidated financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Strategic Income Fund (continued)

	Year Ended April 30,
	2018	2017	2016	2015	2014

Class R

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 9.81	$ 9.28	$10.01	$10.54	$10.82

Income from investment operations[a]:

Net investment income[b]	0.36	0.37	0.39	0.39	0.41

Net realized and unrealized gains (losses)	(0.33)	0.31	(0.74)	(0.29)	(0.17)

Total from investment operations	0.03	0.68	(0.35)	0.10	0.24

Less distributions from:

Net investment income and net foreign currency gains	(0.27)	(0.15)	(0.38)	(0.53)	(0.42)

Net realized gains	—	—	—	(0.10)	(0.10)

Total distributions	(0.27)	(0.15)	(0.38)	(0.63)	(0.52)

Net asset value, end of year	$ 9.57	$ 9.81	$ 9.28	$10.01	$10.54

Total return	0.29%	7.38%	(3.50)%	0.91%	2.36%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.15%	1.13%	1.13%	1.11%	1.11%

Expenses net of waiver and payments by affiliates[c]	1.10%	1.07%	1.09%	1.10%	1.11% [d]

Net investment income	3.68%	3.83%	4.19%	3.78%	3.91%

Supplemental data

Net assets, end of year (000’s)	$105,692	$146,552	$181,671	$223,758	$227,359

Portfolio turnover rate	115.94%	140.83%	88.04%	72.51%	54.11%

Portfolio turnover rate excluding mortgage dollar rolls[e]	47.40%	87.33%	48.33%	49.36%	54.11%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

eSee Note 1(h) regarding mortgage dollar rolls.

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. |	Annual Report	13

FRANKLIN STRATEGIC SERIES

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Strategic Income Fund (continued)

	Year Ended April 30,
	2018	2017	2016	2015	2014[a]

Class R6

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 9.86	$ 9.33	$10.05	$10.58	$10.87

Income from investment operations[b]:

Net investment income[c]	0.43	0.43	0.46	0.46	0.49

Net realized and unrealized gains (losses)	(0.34)	0.31	(0.74)	(0.30)	(0.19)

Total from investment operations	0.09	0.74	(0.28)	0.16	0.30

Less distributions from:

Net investment income and net foreign currency gains	(0.33)	(0.21)	(0.44)	(0.59)	(0.49)

Net realized gains	—	—	—	(0.10)	(0.10)

Total distributions	(0.33)	(0.21)	(0.44)	(0.69)	(0.59)

Net asset value, end of year	$ 9.62	$ 9.86	$ 9.33	$10.05	$10.58

Total return	0.95%	8.03%	(2.76)%	1.54%	2.90%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.50%	0.48%	0.49%	0.48%	0.48%

Expenses net of waiver and payments by affiliates[d]	0.45%	0.42%	0.45%	0.47%	0.48% [e]

Net investment income	4.33%	4.48%	4.83%	4.41%	4.54%

Supplemental data

Net assets, end of year (000’s)	$433,068	$369,106	$286,503	$253,929	$247,007

Portfolio turnover rate	115.94%	140.83%	88.04%	72.51%	54.11%

Portfolio turnover rate excluding mortgage dollar rolls[f]	47.40%	87.33%	48.33%	49.36%	54.11%

aFor the year May 1, 2013 (effective date) to April 30, 2014.

bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fSee Note 1(h) regarding mortgage dollar rolls.

14	Annual Report	| The accompanying notes are an integral part of these consolidated financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Strategic Income Fund (continued)

	Year Ended April 30,
	2018	2017	2016	2015	2014

Advisor Class

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 9.85	$ 9.33	$10.05	$10.58	$10.86

Income from investment operations[a]:

Net investment income[b]	0.41	0.42	0.44	0.44	0.47

Net realized and unrealized gains (losses)	(0.32)	0.30	(0.74)	(0.29)	(0.17)

Total from investment operations	0.09	0.72	(0.30)	0.15	0.30

Less distributions from:

Net investment income and net foreign currency gains	(0.32)	(0.20)	(0.42)	(0.58)	(0.48)

Net realized gains	—	—	—	(0.10)	(0.10)

Total distributions	(0.32)	(0.20)	(0.42)	(0.68)	(0.58)

Net asset value, end of year	$ 9.62	$ 9.85	$ 9.33	$10.05	$10.58

Total return	0.79%	7.76%	(2.89)%	1.41%	2.87%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.65%	0.63%	0.63%	0.61%	0.61%

Expenses net of waiver and payments by affiliates[c]	0.60%	0.57%	0.59%	0.60%	0.61% [d]

Net investment income	4.18%	4.33%	4.69%	4.28%	4.41%

Supplemental data

Net assets, end of year (000’s)	$933,747	$1,070,103	$904,899	$1,130,796	$1,010,755

Portfolio turnover rate	115.94%	140.83%	88.04%	72.51%	54.11%

Portfolio turnover rate excluding mortgage dollar rolls[e]	47.40%	87.33%	48.33%	49.36%	54.11%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

eSee Note 1(h) regarding mortgage dollar rolls.

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. |	Annual Report	15

FRANKLIN STRATEGIC SERIES

Consolidated Statement of Investments, April 30, 2018

Franklin Strategic Income Fund

		Country	Shares/ Units/ Warrants	Value

	Common Stocks and Other Equity Interests 0.5%
	Consumer Services 0.0%†
a,aa,ab	Turtle Bay Resort	United States	5,579,940	$1,009,115

	Energy 0.5%
[a]	Breitburn Energy Partners LP	United States	831,762	9,565,263
[a]	Chaparral Energy Inc.	United States	94,305	1,603,185
[a]	Chaparral Energy Inc., A	United States	283,517	5,315,944
[a,b]	Chaparral Energy Inc., A, 144A	United States	3,418	64,088
[a]	Energy XXI Gulf Coast Inc., wts., 12/30/21	United States	47,227	1,653
[a]	Halcon Resources Corp.	United States	955,276	5,129,832
[a]	Halcon Resources Corp., wts., 9/09/20	United States	75,770	47,356
[a]	Linn Energy Inc.	United States	104,517	4,097,066
[a]	Midstates Petroleum Co. Inc.	United States	6,993	97,832
a,ab	Midstates Petroleum Co. Inc., wts., 4/21/20	United States	49,552	1,083

				25,923,302

	Materials 0.0%†
[a]	Verso Corp., A	United States	38,905	702,624
[a]	Verso Corp., wts., 7/25/23	United States	4,095	6,347

				708,971

	Retailing 0.0%†
a,ab,c	K2016470219 South Africa Ltd., A	South Africa	125,940,079	101,061
a,ab,c	K2016470219 South Africa Ltd., B	South Africa	12,532,821	10,057

				111,118

	Transportation 0.0%†
a,ab	CEVA Holdings LLC	United States	1,570	588,739

	Total Common Stocks and Other Equity Interests (Cost $71,002,449)			28,341,245

	Management Investment Companies 7.8%
	Diversified Financials 7.8%
[d]	Franklin Lower Tier Floating Rate Fund	United States	25,361,119	250,567,853
[d]	Franklin Middle Tier Floating Rate Fund	United States	21,833,687	206,546,684

	Total Management Investment Companies (Cost $470,958,729)			457,114,537

	Convertible Preferred Stocks 0.0%†
	Transportation 0.0%†
a,ab	CEVA Holdings LLC, cvt. pfd., A-1	United States	62	32,550
a,ab	CEVA Holdings LLC, cvt. pfd., A-2	United States	3,399	1,274,460

	Total Convertible Preferred Stocks (Cost $5,149,789)			1,307,010

			Principal Amount*

	Convertible Bonds (Cost $8,996,239) 0.1%
	Energy 0.1%
	CHC Group LLC/CHC Finance Ltd., cvt., secured note, zero cpn., 10/01/20	Cayman Islands	4,862,832	5,373,429

16	Annual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

		Country	Principal Amount	*	Value

	Corporate Bonds 48.8%
	Automobiles & Components 0.5%
	Fiat Chrysler Automobiles NV, senior note, 5.25%, 4/15/23	United Kingdom	10,000,000		$10,408,050
	The Goodyear Tire & Rubber Co., senior bond, 5.00%, 5/31/26	United States	16,000,000		15,300,000
	senior note, 5.125%, 11/15/23	United States	2,900,000		2,892,750

					28,600,800

	Banks 4.0%
	Bank of America Corp., senior bond, 3.248%, 10/21/27	United States	5,000,000		4,656,671
	senior note, 3.50%, 4/19/26	United States	46,000,000		44,422,503
	CIT Group Inc., senior bond, 5.00%, 8/15/22	United States	14,817,000		15,187,425
	senior note, 5.375%, 5/15/20	United States	447,000		462,645
	Citigroup Inc., senior note, 3.30%, 4/27/25	United States	2,500,000		2,397,806
	senior note, 3.40%, 5/01/26	United States	23,300,000		22,063,439
	senior note, 3.20%, 10/21/26	United States	20,000,000		18,642,340
	sub. bond, 5.50%, 9/13/25	United States	10,000,000		10,679,732
	sub. note, 4.05%, 7/30/22	United States	5,000,000		5,060,432
[b]	ICICI Bank Ltd./Dubai, senior note, 144A, 3.80%, 12/14/27	India	15,800,000		14,675,593
	JPMorgan Chase & Co., [e] junior sub. bond, R, 6.00% to 8/01/23, FRN thereafter, Perpetual	United States	10,000,000		10,196,800
	[e] junior sub. bond, X, 6.10% to 10/01/24, FRN thereafter, Perpetual	United States	5,000,000		5,187,500
	senior bond, 3.30%, 4/01/26	United States	10,000,000		9,513,289
	senior bond, 3.20%, 6/15/26	United States	7,000,000		6,627,199
	senior bond, 2.95%, 10/01/26	United States	5,000,000		4,627,861
	sub. note, 3.375%, 5/01/23	United States	10,000,000		9,802,641
	sub. note, 3.875%, 9/10/24	United States	10,000,000		9,868,690
	Royal Bank of Scotland Group PLC, sub. note, 5.125%, 5/28/24	United Kingdom	7,600,000		7,734,710
	Wells Fargo & Co., [e] junior sub. bond, S, 5.90% to 6/15/24, FRN thereafter, Perpetual	United States	21,000,000		21,393,750
	senior note, 3.00%, 4/22/26	United States	11,000,000		10,159,206

					233,360,232

	Capital Goods 1.4%
	Aircastle Ltd., senior note, 4.125%, 5/01/24	United States	25,500,000		25,053,750
[b]	Beacon Roofing Supply Inc., senior note, 144A, 4.875%, 11/01/25	United States	15,000,000		14,250,000
	CNH Industrial NV, senior bond, 3.85%, 11/15/27	United Kingdom	6,600,000		6,318,675
	General Electric Co., senior bond, 4.50%, 3/11/44	United States	2,000,000		1,930,039
	Legrand France SA, senior bond, 8.50%, 2/15/25	France	200,000		251,078
[b]	Terex Corp., senior note, 144A, 5.625%, 2/01/25	United States	14,600,000		14,545,250
[b]	Vertiv Group Corp., senior note, 144A, 9.25%, 10/15/24	United States	16,900,000		17,153,500

					79,502,292

	Commercial & Professional Services 0.9%
[b]	IHS Markit Ltd., senior note, 144A, 4.00%, 3/01/26	United States	11,700,000		11,202,750
	United Rentals North America Inc., senior bond, 5.875%, 9/15/26	United States	20,500,000		21,448,125
[b]	West Corp., senior note, 144A, 8.50%, 10/15/25	United States	20,300,000		19,691,000

					52,341,875

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

		Country	Principal Amount	*		Value

	Corporate Bonds (continued)
	Consumer Durables & Apparel 1.1%
[b]	Hanesbrands Inc., senior bond, 144A, 4.875%, 5/15/26	United States	25,100,000			$24,347,000
	KB Home, senior bond, 7.50%, 9/15/22	United States	5,000,000			5,487,500
	senior note, 7.00%, 12/15/21	United States	10,000,000			10,662,500
	PulteGroup Inc., senior bond, 5.00%, 1/15/27	United States	24,600,000			24,052,650

						64,549,650

	Consumer Services 2.1%
[b]	1011778 BC ULC/New Red Finance Inc., secured note, second lien, 144A, 5.00%, 10/15/25	Canada	11,500,000			11,122,685
	senior secured note, first lien, 144A, 4.25%, 5/15/24	Canada	9,000,000			8,583,750
[b]	Golden Nugget Inc., senior note, 144A, 6.75%, 10/15/24	United States	5,100,000			5,189,250
[b]	International Game Technology PLC, senior secured bond, 144A, 6.50%, 2/15/25	United States	13,200,000			14,157,000
	senior secured note, 144A, 6.25%, 2/15/22	United States	15,000,000			15,763,800
[b]	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC,
	senior note, 144A, 5.00%, 6/01/24	United States	8,900,000			8,888,875
	senior note, 144A, 5.25%, 6/01/26	United States	9,100,000			9,168,250
	Marriott International Inc., senior bond, 3.75%, 10/01/25	United States	30,000,000			29,443,683
[b]	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., senior bond, 144A, 5.50%, 3/01/25	United States	13,700,000			13,671,230
[b]	Wynn Macau Ltd., senior note, 144A, 4.875%, 10/01/24	Macau	5,200,000			5,109,000

						121,097,523

	Diversified Financials 2.6%
	Capital One Financial Corp., senior note, 3.20%, 2/05/25	United States	20,000,000			18,897,717
	The Goldman Sachs Group Inc., senior note, 3.50%, 1/23/25	United States	33,800,000			32,665,624
	senior note, 3.75%, 2/25/26	United States	15,000,000			14,545,756
[b]	Lincoln Finance Ltd., senior secured note, 144A, 6.875%, 4/15/21	Netherlands	8,400,000		EUR	10,504,852
	Morgan Stanley, senior bond, 3.591% to 7/22/27, FRN thereafter, 7/22/28	United States	10,000,000			9,507,470
	senior note, 3.875%, 1/27/26	United States	43,100,000			42,480,502
	Navient Corp., senior note, 5.875%, 3/25/21	United States	5,000,000			5,137,500
	senior note, 6.625%, 7/26/21	United States	8,000,000			8,330,000
	senior note, 6.125%, 3/25/24	United States	10,000,000			10,062,500

						152,131,921

	Energy 4.8%
	Anadarko Petroleum Corp., senior bond, 7.95%, 6/15/39	United States	1,200,000			1,626,925
[b]	BG Energy Capital PLC, senior bond, 144A, 5.125%, 10/15/41	United Kingdom	600,000			668,666
[b]	California Resources Corp., secured note, second lien, 144A, 8.00%, 12/15/22	United States	7,852,000			6,772,350
	Cheniere Corpus Christi Holdings LLC, senior secured note, first lien, 7.00%, 6/30/24	United States	8,800,000			9,647,000
	senior secured note, first lien, 5.875%, 3/31/25	United States	8,200,000			8,484,622

18	Annual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

		Country	Principal Amount	*	Value

	Corporate Bonds (continued)
	Energy (continued)
[b]	Cheniere Energy Partners LP, senior secured note, first lien, 144A, 5.25%, 10/01/25	United States	11,900,000		$11,662,000
	CNOOC Finance 2015 USA LLC, senior note, 3.50%, 5/05/25	China	12,800,000		12,281,216
	CONSOL Energy Inc., senior note, 5.875%, 4/15/22	United States	20,000,000		20,150,000
	Energy Transfer Equity LP, senior note, first lien, 7.50%, 10/15/20	United States	11,000,000		11,811,250
	Energy Transfer Partners LP, senior note, 5.20%, 2/01/22	United States	10,000,000		10,397,432
	Energy Transfer Partners LP/Regency Energy Finance Corp., senior note, 5.875%, 3/01/22	United States	1,300,000		1,379,614
	senior note, 5.00%, 10/01/22	United States	10,000,000		10,333,228
[b,f]	EnQuest PLC, senior note, 144A, PIK, 7.00%, 4/15/22	United Kingdom	12,855,122		11,682,428
	Enterprise Products Operating LLC, senior bond, 6.125%, 10/15/39	United States	200,000		239,484
[b,g]	Gaz Capital SA (OJSC Gazprom), loan participation, senior note, 144A, 3.85%, 2/06/20	Russia	20,000,000		19,946,700
	Kinder Morgan Inc., senior bond, 4.30%, 6/01/25	United States	17,000,000		16,973,962
	senior note, 3.15%, 1/15/23	United States	9,000,000		8,705,128
	Martin Midstream Partners LP/Martin Midstream Finance Corp., senior note, 7.25%, 2/15/21	United States	20,000,000		20,150,000
	Oceaneering International Inc., senior note, 4.65%, 11/15/24	United States	2,100,000		2,015,086
	Sabine Pass Liquefaction LLC, senior secured note, first lien, 5.625%, 2/01/21	United States	20,000,000		21,002,016
	senior secured note, first lien, 5.625%, 4/15/23	United States	6,200,000		6,612,386
	senior secured note, first lien, 5.625%, 3/01/25	United States	5,000,000		5,329,937
	Sanchez Energy Corp., senior note, 6.125%, 1/15/23	United States	6,000,000		4,363,200
[b]	Sinopec Group Overseas Development 2016 Ltd., senior note, 144A, 2.75%, 9/29/26	China	12,800,000		11,490,496
[b]	Sunoco LP/Sunoco Finance Corp., senior note, 144A, 4.875%, 1/15/23	United States	5,900,000		5,823,123
[b,f]	W&T Offshore Inc., secured note, second lien, 144A, PIK, 9.00%, 5/15/20	United States	5,321,977		5,321,977
	senior secured note, third lien, 144A, PIK, 10.00%, 6/15/21	United States	4,745,765		4,248,317
	Weatherford International Ltd., senior note, 7.75%, 6/15/21	United States	9,000,000		8,898,750
	senior note, 8.25%, 6/15/23	United States	10,500,000		9,896,250
[b]	Woodside Finance Ltd., senior bond, 144A, 3.70%, 3/15/28	Australia	7,100,000		6,815,858
	senior note, 144A, 3.70%, 9/15/26	Australia	5,400,000		5,221,114

					279,950,515

	Food & Staples Retailing 0.9%
[b]	Aramark Services Inc., senior bond, 144A, 5.00%, 2/01/28	United States	7,600,000		7,413,116
	Kroger Co., senior bond, 2.65%, 10/15/26	United States	15,300,000		13,553,024
	Walgreens Boots Alliance Inc., senior note, 3.80%, 11/18/24	United States	30,000,000		29,598,397

					50,564,537

	Food, Beverage & Tobacco 1.5%
	Bunge Ltd. Finance Corp., senior note, 3.25%, 8/15/26	United States	2,000,000		1,835,825
	Coca-Cola Femsa SAB de CV, senior bond, 5.25%, 11/26/43	Mexico	1,800,000		2,030,117
[b]	Imperial Brands Finance PLC, senior note, 144A, 3.50%, 2/11/23	United Kingdom	20,400,000		20,024,732
	Kraft Heinz Foods Co., senior bond, 3.00%, 6/01/26	United States	25,400,000		23,075,950

franklintempleton.com	Annual Report	19

FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

		Country	Principal Amount	*	Value

	Corporate Bonds (continued)
	Food, Beverage & Tobacco (continued)
[b]	Lamb Weston Holdings Inc., senior note, 144A, 4.625%, 11/01/24	United States	6,500,000		$6,475,625
	senior note, 144A, 4.875%, 11/01/26	United States	16,500,000		16,396,875
[b]	Post Holdings Inc., senior bond, 144A, 5.625%, 1/15/28	United States	10,000,000		9,587,500
	senior note, 144A, 5.50%, 3/01/25	United States	8,000,000		7,880,000
	Reynolds American Inc., senior note, 4.45%, 6/12/25	United Kingdom	1,900,000		1,925,775

					89,232,399

	Health Care Equipment & Services 2.5%
[b]	Avantor Inc., senior secured note, first lien, 144A, 6.00%, 10/01/24	United States	18,000,000		18,135,000
	Centene Corp., senior note, 4.75%, 5/15/22	United States	12,000,000		12,180,000
	CHS/Community Health Systems Inc., senior note, 7.125%, 7/15/20	United States	2,000,000		1,600,000
	senior note, 6.875%, 2/01/22	United States	8,300,000		4,533,875
	senior secured note, first lien, 6.25%, 3/31/23	United States	3,900,000		3,566,062
	CVS Health Corp., senior bond, 4.30%, 3/25/28	United States	9,600,000		9,480,628
	DaVita Inc., senior bond, 5.125%, 7/15/24	United States	10,000,000		9,706,250
	senior bond, 5.00%, 5/01/25	United States	9,300,000		8,836,860
	HCA Inc., senior bond, 5.875%, 5/01/23	United States	15,000,000		15,675,000
	senior bond, 5.875%, 2/15/26	United States	3,000,000		3,045,000
	senior secured bond, first lien, 5.875%, 3/15/22	United States	5,000,000		5,281,250
	senior secured bond, first lien, 5.25%, 4/15/25	United States	10,000,000		10,150,000
	senior secured bond, first lien, 5.50%, 6/15/47	United States	12,000,000		11,370,000
[b]	MPH Acquisition Holdings LLC, senior note, 144A, 7.125%, 6/01/24	United States	11,100,000		11,326,551
[b,f]	Polaris Intermediate Corp., senior note, 144A, PIK, 8.50%, 12/01/22	United States	2,900,000		2,950,750
	Stryker Corp., senior bond, 3.50%, 3/15/26	United States	4,800,000		4,725,269
	Tenet Healthcare Corp., senior note, 5.50%, 3/01/19	United States	7,000,000		7,131,250
	senior note, 8.125%, 4/01/22	United States	5,000,000		5,225,000
	senior note, 6.75%, 6/15/23	United States	2,700,000		2,664,563

					147,583,308

	Insurance 0.6%
[b]	Nippon Life Insurance Co., sub. bond, 144A, 5.10% to 10/16/24, FRN thereafter, 10/16/44	Japan	35,000,000		36,410,850

	Materials 6.6%
	ArcelorMittal, senior note, 5.75%, 3/01/21	France	17,600,000		18,549,344
	senior note, 6.125%, 6/01/25	France	2,700,000		2,929,500
[f]	ARD Finance SA, secured note, PIK, 7.125%, 9/15/23	Luxembourg	1,300,000		1,337,375
[b]	Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., senior note, 144A, 6.00%, 6/30/21	Luxembourg	5,100,000		5,208,375
	senior note, 144A, 6.00%, 2/15/25	Luxembourg	11,500,000		11,701,250

20	Annual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

		Country	Principal Amount	*	Value

	Corporate Bonds (continued)
	Materials (continued)
[b]	BWAY Holding Co., senior note, 144A, 7.25%, 4/15/25	United States	21,200,000		$21,829,640
[b]	Cemex Finance LLC, senior secured note, first lien, 144A, 6.00%, 4/01/24	Mexico	5,800,000		5,953,149
[b]	Cemex SAB de CV, senior secured bond, first lien, 144A, 5.70%, 1/11/25	Mexico	15,000,000		15,197,250
	senior secured bond, first lien, 144A, 6.125%, 5/05/25	Mexico	4,000,000		4,146,460
	The Chemours Co., senior note, 6.625%, 5/15/23	United States	21,000,000		22,115,625
[b]	Crown Americas LLC/Crown Americas Capital Corp., senior note, 144A, 4.75%, 2/01/26	United States	7,100,000		6,869,250
[b]	First Quantum Minerals Ltd., senior note, 144A, 7.00%, 2/15/21	Zambia	8,000,000		8,060,000
	senior note, 144A, 7.25%, 4/01/23	Zambia	7,200,000		7,198,560
[b]	FMG Resources (August 2006) Pty. Ltd., senior note, 144A, 5.125%, 3/15/23	Australia	3,600,000		3,591,000
	senior note, 144A, 5.125%, 5/15/24	Australia	7,700,000		7,649,141
	Freeport-McMoRan Inc., senior note, 4.55%, 11/14/24	United States	26,000,000		25,220,000
[b]	Glencore Finance Canada Ltd., senior bond, 144A, 4.95%, 11/15/21	Switzerland	13,300,000		13,787,404
[b]	Glencore Funding LLC, senior note, 144A, 4.125%, 5/30/23	Switzerland	5,000,000		4,987,154
	senior note, 144A, 4.625%, 4/29/24	Switzerland	2,500,000		2,527,728
[b]	INVISTA Finance LLC, senior secured note, 144A, 4.25%, 10/15/19	United States	30,000,000		30,187,500
	LYB International Finance BV, senior note, 4.00%, 7/15/23	United States	20,400,000		20,569,116
[b]	New Gold Inc., senior note, 144A, 6.375%, 5/15/25	Canada	6,900,000		7,046,625
[b]	Northwest Acquisitions ULC/Dominion Finco Inc., secured note, second lien, 144A, 7.125%, 11/01/22	Canada	3,800,000		3,879,040
[b]	Novelis Corp., senior bond, 144A, 5.875%, 9/30/26	United States	19,400,000		19,303,000
[b]	Owens-Brockway Glass Container Inc., senior note, 144A, 5.00%, 1/15/22	United States	7,800,000		7,946,250
	senior note, 144A, 5.875%, 8/15/23	United States	12,500,000		12,828,125
	Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA,
	[b] senior note, 144A, 7.00%, 7/15/24	United States	5,600,000		5,841,500
	senior secured note, first lien, 5.75%, 10/15/20	United States	6,396,111		6,450,158
	[b] senior secured note, first lien, 144A, 5.125%, 7/15/23	United States	5,900,000		5,933,217
	[b,h] senior secured note, first lien, 144A, FRN, 5.848%, (3-month
	USD LIBOR + 3.50%), 7/15/21	United States	6,500,000		6,605,625
[b]	Sealed Air Corp., senior bond, 144A, 5.125%, 12/01/24	United States	11,300,000		11,526,000
	senior bond, 144A, 5.50%, 9/15/25	United States	2,600,000		2,694,250
	senior note, 144A, 4.875%, 12/01/22	United States	11,300,000		11,511,875
[b]	Sociedad Quimica y Minera de Chile SA, senior note, 144A, 3.625%, 4/03/23	Chile	1,500,000		1,485,398
	Steel Dynamics Inc., senior bond, 5.50%, 10/01/24	United States	9,700,000		9,991,000
	senior note, 5.125%, 10/01/21	United States	9,200,000		9,395,500
[b]	SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., senior note, 144A, 7.50%, 6/15/25	United States	19,500,000		20,133,750

					382,186,134

franklintempleton.com	Annual Report	21

FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

		Country	Principal Amount	*		Value

	Corporate Bonds (continued)
	Media 5.3%
[b]	Altice Financing SA, secured bond, 144A, 7.50%, 5/15/26	Luxembourg	3,000,000			$2,955,000
[b]	Altice U.S. Finance I Corp., senior secured bond, 144A, 5.50%, 5/15/26	United States	22,000,000			21,381,250
	AMC Networks Inc., senior note, 5.00%, 4/01/24	United States	18,000,000			17,640,000
	CCO Holdings LLC/CCO Holdings Capital Corp., senior bond, 5.25%, 9/30/22.	United States	8,500,000			8,662,137
	[b] senior bond, 144A, 5.375%, 5/01/25	United States	13,000,000			12,813,125
	Clear Channel Worldwide Holdings Inc., senior note, 6.50%, 11/15/22	United States	3,000,000			3,075,000
	senior note, 6.50%, 11/15/22	United States	5,000,000			5,143,750
	senior sub. note, 7.625%, 3/15/20	United States	900,000			904,500
	senior sub. note, 7.625%, 3/15/20	United States	6,400,000			6,440,000
	CSC Holdings LLC, senior note, 6.75%, 11/15/21	United States	22,000,000			23,210,000
	DISH DBS Corp., senior bond, 5.875%, 7/15/22	United States	7,000,000			6,448,750
	senior bond, 5.00%, 3/15/23	United States	10,000,000			8,662,500
	senior note, 5.875%, 11/15/24	United States	8,000,000			6,870,000
[i]	iHeartCommunications Inc., senior secured bond, first lien, 9.00%, 3/01/21	United States	8,000,000			6,460,000
	senior secured note, first lien, 9.00%, 9/15/22	United States	3,100,000			2,472,250
[b]	Nexstar Broadcasting Inc., senior note, 144A, 5.625%, 8/01/24	United States	21,300,000			21,033,750
[b]	Sirius XM Radio Inc., senior bond, 144A, 6.00%, 7/15/24	United States	14,600,000			15,036,365
	senior bond, 144A, 5.375%, 4/15/25	United States	10,000,000			9,975,000
	Tegna Inc., senior bond, 6.375%, 10/15/23	United States	12,000,000			12,435,000
	[b] senior bond, 144A, 5.50%, 9/15/24	United States	2,800,000			2,859,500
	senior note, 5.125%, 7/15/20	United States	9,800,000			9,861,250
	Time Warner Inc., senior bond, 2.95%, 7/15/26	United States	25,400,000			23,357,566
[b]	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, senior secured note, first lien, 144A, 5.625%, 4/15/23	Germany	1,330,000		EUR	1,656,120
[b]	Unitymedia KabelBW GmbH, senior bond, 144A, 6.125%, 1/15/25	Germany	18,000,000			18,967,500
[b]	Univision Communications Inc., senior secured note, first lien, 144A, 5.125%, 2/15/25	United States	25,000,000			23,148,750
[b]	Virgin Media Finance PLC, senior bond, 144A, 6.375%, 10/15/24	United Kingdom	9,600,000		GBP	13,915,285
[b]	Virgin Media Secured Finance PLC, senior secured bond, first lien, 144A, 5.50%, 1/15/25	United Kingdom	14,000,000			13,790,000
[b]	Ziggo Secured Finance BV, senior secured bond, 144A, 4.25%, 1/15/27	Netherlands	8,600,000		EUR	10,626,370

						309,800,718

	Pharmaceuticals, Biotechnology & Life Sciences 1.8%
	Allergan Funding SCS, senior bond, 3.80%, 3/15/25	United States	25,000,000			23,999,299
	Baxalta Inc., senior note, 4.00%, 6/23/25	United States	25,000,000			24,480,845
	Celgene Corp., senior bond, 3.45%, 11/15/27	United States	7,900,000			7,401,692
[b,f]	Eagle Holdings Co. II LLC, senior note, 144A, PIK, 7.625%, 5/15/22	United States	3,300,000			3,349,500
[b]	Endo DAC/Endo Finance LLC/Endo Finco Inc., senior bond, 144A, 6.00%, 2/01/25	United States	11,900,000			8,419,250
	senior note, 144A, 6.00%, 7/15/23	United States	5,000,000			3,662,500

22	Annual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

		Country	Principal Amount	*	Value

	Corporate Bonds (continued)
	Pharmaceuticals, Biotechnology & Life Sciences (continued)
[b]	Jaguar Holding Co. II/Pharmaceutical Product Development LLC, senior note, 144A, 6.375%, 8/01/23	United States	12,900,000		$13,093,500
[b]	Valeant Pharmaceuticals International, senior note, 144A, 6.375%, 10/15/20	United States	9,000,000		9,168,750
[b]	Valeant Pharmaceuticals International Inc., senior bond, 144A, 6.125%, 4/15/25	United States	3,100,000		2,807,732
	senior note, 144A, 5.50%, 3/01/23	United States	8,000,000		7,275,000
	senior note, first lien, 144A, 7.00%, 3/15/24	United States	2,100,000		2,222,741

					105,880,809

	Real Estate 1.3%
	American Homes 4 Rent LP, senior bond, 4.25%, 2/15/28	United States	8,000,000		7,697,627
	American Tower Corp., senior bond, 3.375%, 10/15/26	United States	28,900,000		26,843,535
	Equinix Inc., senior bond, 5.375%, 4/01/23	United States	25,000,000		25,812,500
	MPT Operating Partnership LP/MPT Finance Corp., senior bond, 5.25%, 8/01/26	United States	4,200,000		4,105,500
	senior bond, 5.00%, 10/15/27	United States	10,700,000		10,165,000

					74,624,162

	Retailing 1.0%
[b]	Amazon.com Inc., senior note, 144A, 2.80%, 8/22/24	United States	8,900,000		8,559,483
	Home Depot Inc., senior note, 2.125%, 9/15/26	United States	15,000,000		13,381,779
	JD.com Inc., senior note, 3.125%, 4/29/21	China	2,000,000		1,952,980
[c,f]	K2016470219 South Africa Ltd., senior secured note, 144A, PIK, 3.00%, 12/31/22	South Africa	9,545,517		47,251
ab,c,f	K2016470260 South Africa Ltd., senior secured note, 144A, PIK, 25.00%, 12/31/22	South Africa	1,665,603		230,474
	Netflix Inc., senior bond, 5.875%, 2/15/25	United States	10,000,000		10,297,000
	senior bond, 4.375%, 11/15/26	United States	11,800,000		11,062,500
[b]	PetSmart Inc., senior note, 144A, 7.125%, 3/15/23	United States	20,000,000		11,750,000

					57,281,467

	Semiconductors & Semiconductor Equipment 0.3%
	Maxim Integrated Products Inc., senior note, 3.375%, 3/15/23	United States	1,800,000		1,773,162
	Qorvo Inc., senior bond, 7.00%, 12/01/25	United States	4,300,000		4,687,000
	senior note, 6.75%, 12/01/23	United States	10,000,000		10,662,500
	Xilinx Inc., senior note, 2.125%, 3/15/19	United States	1,900,000		1,892,993

					19,015,655

	Software & Services 1.5%
[b]	BMC Software Finance Inc., senior note, 144A, 8.125%, 7/15/21	United States	19,800,000		19,849,500
[b]	First Data Corp., secured note, second lien, 144A, 5.75%, 1/15/24	United States	22,400,000		22,794,688
	senior note, 144A, 7.00%, 12/01/23	United States	7,500,000		7,866,600
	Fiserv Inc., senior bond, 3.85%, 6/01/25	United States	8,400,000		8,389,192
	Infor (U.S.) Inc., senior note, 6.50%, 5/15/22	United States	20,000,000		20,400,000
[b]	Symantec Corp., senior note, 144A, 5.00%, 4/15/25	United States	9,500,000		9,562,394

					88,862,374

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

		Country	Principal Amount	*	Value

	Corporate Bonds (continued)
	Technology Hardware & Equipment 0.6%
[b]	CommScope Technologies LLC, senior bond, 144A, 6.00%, 6/15/25	United States	16,600,000		$17,181,000
[b]	Dell International LLC/EMC Corp., senior note, 144A, 5.875%, 6/15/21	United States	2,500,000		2,577,984
	senior note, 144A, 7.125%, 6/15/24	United States	12,600,000		13,430,968
	Juniper Networks Inc., senior bond, 5.95%, 3/15/41	United States	1,200,000		1,245,724
	Tech Data Corp., senior bond, 4.95%, 2/15/27	United States	1,900,000		1,857,933

					36,293,609

	Telecommunication Services 2.5%
	CenturyLink Inc., senior bond, 6.75%, 12/01/23	United States	3,500,000		3,491,250
	senior bond, 5.625%, 4/01/25	United States	2,700,000		2,486,700
[b]	Digicel Group Ltd., senior note, 144A, 8.25%, 9/30/20	Bermuda	10,000,000		8,948,600
	senior note, 144A, 7.125%, 4/01/22	Bermuda	3,000,000		2,457,960
[b]	Digicel Ltd., senior note, 144A, 6.00%, 4/15/21	Bermuda	10,000,000		9,532,250
	Hughes Satellite Systems Corp., senior bond, 6.625%, 8/01/26	United States	17,200,000		17,114,000
	Intelsat Jackson Holdings SA, senior bond, 7.25%, 10/15/20	Luxembourg	15,000,000		14,718,750
	senior note, 7.50%, 4/01/21	Luxembourg	2,500,000		2,378,125
	Sprint Communications Inc., senior note, 6.00%, 11/15/22	United States	10,000,000		10,237,500
	[b] senior note, 144A, 9.00%, 11/15/18	United States	816,000		839,970
	[b] senior note, 144A, 7.00%, 3/01/20	United States	5,000,000		5,288,500
[b]	Sprint Spectrum Co. LLC, first lien, senior secured note, 144A, 5.152%, 9/20/29	United States	15,300,000		15,529,500
	T-Mobile USA Inc., senior bond, 6.50%, 1/15/24	United States	5,000,000		5,250,000
	senior bond, 6.375%, 3/01/25	United States	14,700,000		15,471,750
	senior note, 6.00%, 4/15/24	United States	4,200,000		4,408,740
	senior note, 5.125%, 4/15/25	United States	6,000,000		6,060,000
	Verizon Communications Inc., senior note, 5.15%, 9/15/23	United States	22,000,000		23,676,995

					147,890,590

	Transportation 1.1%
[b]	DAE Funding LLC, senior note, 144A, 4.50%, 8/01/22	United Arab Emirates	6,000,000		5,820,000
	senior note, 144A, 5.00%, 8/01/24	United Arab Emirates	14,000,000		13,509,650
[b]	Park Aerospace Holdings Ltd., senior note, 144A, 5.25%, 8/15/22	Ireland	5,000,000		4,974,000
	senior note, 144A, 5.50%, 2/15/24	Ireland	17,400,000		17,013,720
[b]	Transurban Finance Co. Pty. Ltd., senior secured bond, 144A, 3.375%, 3/22/27	Australia	11,400,000		10,590,885
	United Airlines Pass Through Trust, second lien, 2016-1, A, 3.45%, 1/07/30	United States	13,435,947		13,092,569

					65,000,824

	Utilities 3.9%
	Calpine Corp., senior bond, 5.75%, 1/15/25	United States	9,000,000		8,257,500
	senior note, 5.375%, 1/15/23	United States	10,000,000		9,625,000
	[b] senior secured bond, first lien, 144A, 5.875%, 1/15/24	United States	2,000,000		2,020,000

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

		Country	Principal Amount	*	Value

	Corporate Bonds (continued)
	Utilities (continued)
[b]	Colbun SA, senior note, 144A, 3.95%, 10/11/27	Chile	6,200,000		$5,907,670
	Dominion Energy Inc., senior bond, 2.85%, 8/15/26	United States	11,400,000		10,411,050
[b,e]	EDF SA, junior sub. bond, 144A, 5.625% to 1/22/24, FRN thereafter, Perpetual	France	5,000,000		5,016,625
	junior sub. note, 144A, 5.25% to 1/29/23, FRN thereafter, Perpetual	France	25,000,000		24,982,500
	Exelon Corp., senior bond, 3.95%, 6/15/25	United States	18,500,000		18,377,245
[b]	InterGen NV, secured bond, 144A, 7.00%, 6/30/23	Netherlands	25,000,000		24,941,250
[b]	Israel Electric Corp. Ltd., secured bond, 144A, 4.25%, 8/14/28	Israel	9,200,000		8,820,960
	The Southern Co., senior bond, 3.25%, 7/01/26	United States	32,300,000		30,371,593
[b]	State Grid Overseas Investments 2016 Ltd., senior note, 144A, 3.50%, 5/04/27	China	12,800,000		12,184,128
[b]	Talen Energy Supply LLC, senior note, 144A, 9.50%, 7/15/22	United States	15,900,000		15,154,926
	senior note, 144A, 10.50%, 1/15/26	United States	8,100,000		7,016,625
[b]	Three Gorges Finance I Cayman Islands Ltd., senior note, 144A, 3.15%, 6/02/26	China	12,800,000		11,936,000
[b]	Vistra Energy Corp., senior note, 144A, 8.00%, 1/15/25	United States	28,300,000		30,811,625

					225,834,697

	Total Corporate Bonds (Cost $2,917,132,169)				2,847,996,941

[h,j]	Senior Floating Rate Interests 8.4%
	Automobiles & Components 0.2%
	Allison Transmission Inc., New Term Loans, 3.65%, (1-month USD LIBOR + 1.75%), 9/23/22	United States	2,319,107		2,340,716
	TI Group Automotive Systems LLC, Initial US Term Loan, 4.401%, (1-month USD LIBOR + 2.50%), 6/30/22	United States	9,315,471		9,398,351

					11,739,067

	Capital Goods 0.1%
	Doncasters U.S. Finance LLC, Second Lien Term Loan, 10.552%, (3-month USD LIBOR + 8.25%), 10/09/20	United States	736,591		726,002
	Harsco Corp., Term B-1 Loan, 4.938%, (1-month USD LIBOR + 3.00%), 12/10/24	United States	4,291,516		4,354,550
	Leidos Innovations Corp., Term Loan B, 3.688%, (1-month USD LIBOR + 1.75%), 8/16/23	United States	1,572,019		1,586,265

					6,666,817

	Commercial & Professional Services 0.1%
	KAR Auction Services Inc., Tranche B-5 Term Loans, 4.813%, (3-month USD LIBOR + 2.50%), 3/09/23	United States	7,340,579		7,380,342
	Ventia Pty. Ltd., Term B Loans (USD), 5.802%, (3-month USD LIBOR + 3.50%), 5/21/22	Australia	834,851		847,374

					8,227,716

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Franklin Strategic Income Fund (continued)

		Country	Principal Amount	*	Value

[h,j]	Senior Floating Rate Interests (continued)
	Consumer Services 0.2%
	Aristocrat Technologies Inc., Term B-2 Loans, 4.359%, (3-month USD LIBOR + 2.00%), 10/20/21	United States	1,676,538		$1,687,719
	Avis Budget Car Rental LLC, Tranche B Term Loans, 4.31%, (3-month USD LIBOR + 2.00%), 2/13/25	United States	6,391,827		6,447,755
	Eldorado Resorts Inc.,
	Initial Term Loan, 4.188%, (1-month USD LIBOR + 2.25%), 4/17/24	United States	1,463,164		1,471,852
	Initial Term Loan, 4.125% - 4.188%, (2-month USD LIBOR + 2.25%), 4/17/24	United States	2,045,313		2,057,458
	Greektown Holdings LLC, Initial Term Loan, 4.901%, (1-month USD LIBOR + 3.00%), 4/25/24	United States	3,018,079		3,026,095

					14,690,879

	Diversified Financials 0.1%
	First Eagle Holdings Inc., Initial Term Loans, 5.302%, (3-month USD LIBOR + 3.00%), 12/01/22	United States	5,215,999		5,266,532

	Energy 1.8%
	Bowie Resource Holdings LLC,
	First Lien Initial Term Loan, 7.651%, (1-month USD LIBOR + 5.75%), 8/14/20	United States	24,426,968		24,075,830
	Second Lien Initial Term Loan, 12.651%, (1-month USD LIBOR + 10.75%), 2/16/21	United States	16,760,827		16,058,968
	Fieldwood Energy LLC, Closing Date Loans, 7.151%, (1-month USD LIBOR + 5.25%), 4/11/22	United States	49,391,396		49,730,962
	Foresight Energy LLC, Term Loans, 8.109%, (3-month USD LIBOR + 5.75%), 3/28/22	United States	10,218,614		10,021,905
	OSG Bulk Ships Inc., Initial Term Loan, 6.04%, (3-month USD LIBOR + 4.25%), 8/05/19	United States	7,897,976		7,690,654

					107,578,319

	Food & Staples Retailing 0.3%
	Aramark Corp., U.S. Term B-1 Loan, 3.901%, (1-month USD LIBOR + 2.00%), 3/11/25	United States	3,910,569		3,941,118
	Smart & Final Stores LLC, First Lien Term Loan, 5.401%, (1-month USD LIBOR + 3.50%), 11/15/22	United States	11,875,171		11,667,356

					15,608,474

	Food, Beverage & Tobacco 0.6%
	CSM Bakery Supplies LLC, Second Lien Term Loan, 10.06%, (3-month USD LIBOR + 7.75%), 7/03/21	United States	10,000,000		9,612,500
	JBS USA LUX SA, New Initial Term Loans, 4.678%, (3-month USD LIBOR + 2.50%), 10/30/22	United States	23,612,382		23,621,237

					33,233,737

	Health Care Equipment & Services 0.0%†
	U.S. Renal Care Inc., Initial Term Loan, 6.552%, (3-month USD LIBOR + 4.25%), 12/31/22	United States	988,587		985,497

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

		Country	Principal Amount	*	Value

[h,j]	Senior Floating Rate Interests (continued)
	Household & Personal Products 0.1%
	Spectrum Brands Inc.,
	USD Term Loans, 3.791%, (3-month USD LIBOR + 2.00%), 6/23/22	United States	1,258,669		$1,260,917
	USD Term Loans, 3.994% - 4.056%, (2-month USD LIBOR + 2.00%), 6/23/22	United States	2,896,715		2,901,889

					4,162,806

	Materials 0.8%
	Ashland LLC, Term B Loan, 3.897% - 3.901%, (1-month USD LIBOR + 2.00%), 5/17/24	United States	4,113,535		4,152,613
	Axalta Coating Systems U.S. Holdings Inc., Term B-3 Dollar Loan, 4.052%, (3-month USD LIBOR + 1.75%), 6/01/24	United States	4,849,161		4,874,231
	Chemours Co., Tranche B-2 US$ Term Loan, 3.66%, (1-month USD LIBOR + 1.75%), 4/03/25	United States	11,559,145		11,584,436
	Crown Americas LLC, Term B Loans, 4.312%, (3-month USD LIBOR + 2.00%), 4/03/25	United States	988,346		998,616
	Oxbow Carbon LLC,
	Second Lien Term Loan, 9.401%, (1-month USD LIBOR + 7.50%), 1/04/24	United States	2,161,171		2,204,395
	Tranche A Term Loan, 4.401%, (1-month USD LIBOR + 2.50%), 1/04/22	United States	13,284,375		13,300,981
	Tranche B Term Loan, 5.651%, (1-month USD LIBOR + 3.75%), 1/04/23	United States	7,732,125		7,838,442

					44,953,714

	Media 0.6%
	Altice U.S. Finance I Corp., March 2017 Refinancing Term Loan Commitments, 4.151%, (1-month USD LIBOR + 2.25%), 7/28/25	United States	1,971,214		1,971,214
	AMC Entertainment Holdings Inc., 2016 Incremental Term Loans, 4.147%, (1-month USD LIBOR + 2.25%), 12/15/23	United States	4,551,582		4,567,704
	Initial Term Loans, 4.147%, (1-month USD LIBOR + 2.25%), 12/15/22	United States	5,957,159		5,992,533
	Charter Communications Operating LLC, Term A-2 Loan, 3.41%, (1-month USD LIBOR + 1.50%), 3/31/23	United States	9,197,834		9,219,394
	CSC Holdings LLC, March 2017 Incremental Term Loans, 4.147%, (1-month USD LIBOR + 2.25%), 7/17/25	United States	12,829,016		12,843,448
	Lions Gate Capital Holdings LLC, Term A Loan, 3.648%, (1-month USD LIBOR + 1.75%), 3/22/23	Canada	2,541,660		2,551,191

					37,145,484

	Pharmaceuticals, Biotechnology & Life Sciences 0.9%
	Endo Luxembourg Finance Co. I S.A.R.L. and Endo LLC, Initial Term Loans, 6.188%, (1-month USD LIBOR + 4.25%), 4/29/24	United States	19,861,116		19,794,918
	Grifols Worldwide Operations USA Inc., Tranche B Term Loan, 4.00%, (1-week USD LIBOR + 2.25%), 1/31/25	United States	12,922,125		13,005,990
	Syneos Health Inc.,
	Initial Term B Loans, 4.151%, (1-month USD LIBOR + 2.25%), 8/01/24	United States	5,841,726		5,866,373
	[k,l] Replacement Term B Loans, TBD, 8/01/24	United States	4,739,174		4,762,130

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Franklin Strategic Income Fund (continued)

		Country	Principal Amount	*	Value

[h,j]	Senior Floating Rate Interests (continued)
	Pharmaceuticals, Biotechnology & Life Sciences (continued)
	Valeant Pharmaceuticals International Inc., Series F-4 Tranche B Term Loans, 5.394%, (1-month USD LIBOR + 3.50%), 4/01/22	United States	6,552,855		$6,633,652

					50,063,063

	Retailing 1.2%
	Ascena Retail Group Inc., Tranche B Term Loan, 6.438%, (1-month USD LIBOR + 4.50%), 8/21/22	United States	35,164,991		30,827,987
	General Nutrition Centers Inc., Tranche B-2 Term Loans, 10.66%, (1-month USD LIBOR + 8.75%), 3/04/21	United States	6,248,439		6,007,612
	Jo-Ann Stores Inc., Initial Loans, 7.509%, (6-month USD LIBOR + 5.00%), 10/23/23	United States	12,435,674		12,392,920
	PetSmart Inc., Tranche B-2 Loans, 4.89%, (1-month USD LIBOR + 3.00%), 3/11/22	United States	25,752,871		20,237,456

					69,465,975

	Semiconductors & Semiconductor Equipment 0.3%
	MKS Instruments Inc., Tranche B-4 Term Loan, 3.651%, (1-month USD LIBOR + 1.75%), 4/29/23	United States	2,722,324		2,742,320
	ON Semiconductor Corp., 2017 Replacement Term B-2 Loans, 3.901%, (1-month USD LIBOR + 2.00%), 3/31/23	United States	12,130,482		12,219,944

					14,962,264

	Software & Services 0.1%
	Rackspace Hosting Inc., Term B Loans, 4.787%, (3-month USD LIBOR + 3.00%), 11/03/23	United States	3,827,528		3,823,011
	Wex Inc., Term B-2 Loan, 4.151%, (1-month USD LIBOR + 2.25%), 7/01/23	United States	1,872,405		1,887,033

					5,710,044

	Technology Hardware & Equipment 0.2%
	Ciena Corp., Refinancing Term Loan, 4.397%, (1-month USD LIBOR + 2.50%), 1/28/22	United States	1,840,148		1,851,649
	CommScope Inc., Tranche 5 Term Loans, 3.901%, (1-month USD LIBOR + 2.00%), 12/29/22	United States	814,871		820,728
	Western Digital Corp., U.S. Term B-3 Loan, 3.90%, (1-month USD LIBOR + 2.00%), 4/29/23	United States	8,109,791		8,171,336

					10,843,713

	Telecommunication Services 0.1%
	Consolidated Communications Inc., Initial Term Loan, 4.91%, (1-month USD LIBOR + 3.00%), 10/05/23	United States	2,375,063		2,356,756
	Global Tel*Link Corp., Term Loan, 6.302%, (3-month USD LIBOR + 4.00%), 5/23/20	United States	2,782,165		2,802,164

					5,158,920

	Transportation 0.5%
	Air Canada, Term Loan, 3.984%, (3-month USD LIBOR + 2.00%), 10/06/23	Canada	547,806		551,800
	Hertz Corp., Tranche B-1 Term Loan, 4.651%, (1-month USD LIBOR + 2.75%), 6/30/23	United States	9,092,000		9,121,831
	International Seaways Operating Corp., Initial Term Loans, 7.41%, (1-month USD LIBOR + 5.50%), 6/22/22	United States	8,340,625		8,288,496

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

		Country	Principal Amount	*		Value

[h,j]	Senior Floating Rate Interests (continued)
	Transportation (continued)
	Navios Maritime Midstream Partners LP, Initial Term Loan, 6.71%, (3-month USD LIBOR + 4.50%), 6/18/20	Marshall Islands	13,162,538			$13,104,952

						31,067,079

	Utilities 0.2%
	EFS Cogen Holdings I LLC (Linden), Term B Advance, 5.56%, (3-month USD LIBOR + 3.25%), 6/28/23	United States	6,332,368			6,371,946
	NRG Energy Inc., Term loan B, 4.052%, (3-month USD LIBOR + 1.75%), 6/30/23	United States	8,478,975			8,510,347

						14,882,293

	Total Senior Floating Rate Interests (Cost $496,441,896)					492,412,393

	Foreign Government and Agency Securities 6.7%
[b]	The Export-Import Bank of India, senior note, 144A, 3.875%, 2/01/28	India	16,000,000			15,242,480
	Government of Hungary, 5.375%, 2/21/23	Hungary	16,250,000			17,417,969
	Government of Indonesia,
	senior bond, FR34, 12.80%, 6/15/21	Indonesia	169,210,000,000		IDR	14,341,952
	senior bond, FR36, 11.50%, 9/15/19	Indonesia	35,400,000,000		IDR	2,727,676
	senior bond, FR39, 11.75%, 8/15/23	Indonesia	29,150,000,000		IDR	2,571,173
	senior bond, FR44, 10.00%, 9/15/24	Indonesia	8,340,000,000		IDR	699,151
	senior bond, FR56, 8.375%, 9/15/26	Indonesia	532,400,000,000		IDR	41,420,986
	senior bond, FR70, 8.375%, 3/15/24	Indonesia	140,000,000,000		IDR	10,874,962
	Government of Malaysia, senior bond, 4.378%, 11/29/19	Malaysia	103,000,000		MYR	26,580,645
	Government of Mexico,
	senior bond, M, 6.50%, 6/10/21	Mexico	4,690,000	[m]	MXN	24,503,635
	senior note, M 10, 8.50%, 12/13/18	Mexico	16,200,000	[m]	MXN	87,142,787
[b]	Government of Serbia,
	senior note, 144A, 4.875%, 2/25/20	Serbia	29,400,000			29,968,449
	senior note, 144A, 7.25%, 9/28/21	Serbia	15,000,000			16,591,275
[b]	Government of Ukraine,
	144A, 7.75%, 9/01/22	Ukraine	2,200,000			2,249,115
	144A, 7.75%, 9/01/23	Ukraine	4,355,000			4,400,401
	144A, 7.75%, 9/01/24	Ukraine	4,355,000			4,348,642
	144A, 7.75%, 9/01/25	Ukraine	4,355,000			4,323,100
	144A, 7.75%, 9/01/26	Ukraine	4,355,000			4,298,494
	144A, 7.75%, 9/01/27	Ukraine	4,354,000			4,273,016
	[a,n] 144A, VRI, GDP Linked Security, 5/31/40	Ukraine	20,490,000			13,894,474
	Nota Do Tesouro Nacional, 10.00%, 1/01/21	Brazil	97,200	[o]	BRL	29,096,995
	10.00%, 1/01/23	Brazil	34,402	[o]	BRL	10,209,709
	[p] Index Linked, 6.00%, 5/15/23	Brazil	19,500	[o]	BRL	18,309,700
	senior note, 10.00%, 1/01/19	Brazil	25,000	[o]	BRL	7,302,470

	Total Foreign Government and Agency Securities (Cost $400,540,758)					392,789,256

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FRANKLIN STRATEGIC SERIES

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Franklin Strategic Income Fund (continued)

		Country	Principal Amount	*	Value

	U.S. Government and Agency Securities 3.9%
	U.S. Treasury Bond, 7.125%, 2/15/23	United States	3,000,000		$3,584,004
	6.25%, 8/15/23	United States	4,000,000		4,675,859
	6.875%, 8/15/25	United States	1,000,000		1,261,758
	6.50%, 11/15/26	United States	34,000,000		43,174,687
	5.25%, 2/15/29	United States	1,750,000		2,119,722
	3.00%, 11/15/45	United States	50,000,000		48,980,469
	[q] Index Linked, 0.625%, 1/15/24	United States	24,486,647		24,422,355
	U.S. Treasury Note, 2.375%, 8/15/24	United States	5,000,000		4,854,199
	[q] Index Linked, 0.125%, 7/15/24	United States	94,927,935		91,986,198

	Total U.S. Government and Agency Securities (Cost $230,496,260)				225,059,251

	Asset-Backed Securities and Commercial Mortgage-Backed Securities 15.5%
	Banks 1.0%
[r]	Bear Stearns ARM Trust, 2004-4, A6, FRN, 3.644%, 6/25/34	United States	9,382,646		9,645,166
[s]	Citibank Credit Card Issuance Trust, 2013-A2, A2, FRN, 2.177%, (1-month USD LIBOR + 0.28%), 5/26/20	United States	7,230,000		7,231,489
	2013-A4, A4, FRN, 2.317%, (1-month USD LIBOR + 0.42%), 7/24/20	United States	7,666,000		7,673,257
	Citigroup Commercial Mortgage Trust, 2006-C5, AJ, 5.482%, 10/15/49	United States	8,274,360		7,847,077
[r]	Commercial Mortgage Trust, 2006-GG7, AJ, FRN, 5.945%, 7/10/38	United States	10,783,000		9,940,537
	CSAIL Commercial Mortgage Trust, 2015-C1, A4, 3.505%, 4/15/50	United States	10,050,000		10,003,705
[r]	CWABS Asset-Backed Certificates Trust, 2005-11, AF4, FRN, 4.489%, 3/25/34	United States	2,800,000		2,835,388
[s]	Merrill Lynch Mortgage Investors Trust, 2005-A6, 2A3, FRN, 2.277%, (1-month USD LIBOR + 0.38%), 8/25/35	United States	1,750,513		1,738,388

					56,915,007

	Diversified Financials 14.5%
[b,s]	AMMC CLO XI Ltd., 2012-11A, BR2, 144A, FRN, 3.959%, (3-month USD LIBOR + 1.60%), 4/30/31	United States	3,000,000		3,000,000
	2012-11A, CR2, 144A, FRN, 4.259%, (3-month USD LIBOR + 1.90%), 4/30/31	United States	1,000,000		1,000,000
	2012-11A, DR2, 144A, FRN, 5.209%, (3-month USD LIBOR + 2.85%), 4/30/31	United States	1,450,000		1,450,000
[b,t,u]	Antares CLO Ltd., 2018-1A, B, 144A, FRN, (3-month USD LIBOR + 1.65%), 4/20/31	United States	17,500,000		17,500,000
[b,s]	Ares XLIII CLO Ltd., 2017-43A, A, 144A, FRN, 3.568%, (3-month USD LIBOR + 1.22%), 10/15/29	United States	3,870,000		3,887,067
[b,s]	Atrium VIII, 8A, BR, 144A, FRN, 4.262%, (3-month USD LIBOR + 1.90%), 10/23/24	United States	4,520,000		4,536,362
	8A, CR, 144A, FRN, 4.862%, (3-month USD LIBOR + 2.50%), 10/23/24	United States	6,080,000		6,113,987

30	Annual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

		Country	Principal Amount	*	Value

	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financials (continued)
[b,s]	Atrium XI, 11A, CR, 144A, FRN, 4.512%, (3-month USD LIBOR + 2.15%), 10/23/25	United States	15,440,000		$15,482,769
	Banc of America Commercial Mortgage Trust, 2015-UBS7, A3, 3.441%, 9/15/48	United States	10,920,000		10,799,653
	2015-UBS7, A4, 3.705%, 9/15/48	United States	12,450,000		12,502,666
	[r] 2015-UBS7, B, FRN, 4.511%, 9/15/48	United States	6,740,000		6,792,913
[b,r]	BCAP LLC Trust, 2009-RR1, 2A2, 144A, FRN, 3.715%, 5/26/35	United States	8,864,866		8,646,019
[b,s]	Birchwood Park CLO Ltd., 2014-1A, AR, 144A, FRN, 3.528%, (3-month USD LIBOR + 1.18%), 7/15/26	United States	4,400,000		4,404,664
[b,s]	BlueMountain CLO Ltd., 2012-2A, BR, 144A, FRN, 3.785%, (3-month USD LIBOR + 1.90%), 11/20/28	United States	6,710,000		6,733,082
	2012-2A, CR, 144A, FRN, 4.485%, (3-month USD LIBOR + 2.60%), 11/20/28	United States	2,730,000		2,745,998
[b,s]	BlueMountain Fuji U.S. CLO II Ltd., 2017-2A, A1A, 144A, FRN, 3.559%, (3-month USD LIBOR + 1.20%), 10/20/30	United States	4,200,000		4,225,200
[b,s]	BlueMountain Fuji U.S. CLO III Ltd., 2017-3A, A2, 144A, FRN, 2.877%, (3-month USD LIBOR + 1.15%), 1/15/30	United States	4,600,000		4,613,156
[b,s]	Burnham Park CLO Ltd., 2016-1A, A, 144A, FRN, 3.789%, (3-month USD LIBOR + 1.43%), 10/20/29	United States	4,590,000		4,616,714
	2016-1A, B, 144A, FRN, 4.159%, (3-month USD LIBOR + 1.80%), 10/20/29	United States	6,000,000		6,017,400
	2016-1A, C, 144A, FRN, 4.759%, (3-month USD LIBOR + 2.40%), 10/20/29	United States	6,000,000		6,021,600
[s]	Capital One Multi-Asset Execution Trust, 2014-A3, A3, FRN, 2.277%, (1-month USD LIBOR + 0.38%), 1/18/22	United States	4,265,000		4,274,885
	2016-A1, A1, FRN, 2.347%, (1-month USD LIBOR + 0.45%), 2/15/22	United States	32,250,000		32,359,731
	2016-A2, A2, FRN, 2.527%, (1-month USD LIBOR + 0.63%), 2/15/24	United States	44,033,000		44,584,328
[b,s]	Carlyle Global Market Strategies CLO Ltd., 2012-4A, BR, 144A, FRN, 4.259%, (3-month USD LIBOR + 1.90%), 1/20/29	United States	6,540,000		6,585,322
	2012-4A, C1R, 144A, FRN, 4.959%, (3-month USD LIBOR + 2.60%), 1/20/29	United States	6,330,000		6,376,779
[b,s]	Carlyle U.S. CLO Ltd., 2017-2A, A1B, 144A, FRN, 3.579%, (3-month USD LIBOR + 1.22%), 7/20/31	United States	8,500,000		8,525,585
[b,s]	Catamaran CLO Ltd., 2014-2A, BR, 144A, FRN, 5.305%, (3-month USD LIBOR + 2.95%), 10/18/26	United States	11,770,000		11,873,929
[b,s]	Cent CLO Ltd., 2013-17A, B, 144A, FRN, 4.767%, (3-month USD LIBOR + 3.00%), 1/30/25	United States	7,450,980		7,478,772
	2013-20A, AR, 144A, FRN, 3.46%, (3-month USD LIBOR + 1.10%), 1/25/26	United States	1,927,042		1,929,508
[b,s]	Cent CLO LP, 2014-22A, A2AR, 144A, FRN, 3.743%, (3-month USD LIBOR + 1.95%), 11/07/26	United States	5,224,000		5,230,269
	2014-22A, BR, 144A, FRN, 4.743%, (3-month USD LIBOR + 2.95%), 11/07/26	United States	4,416,410		4,427,451

franklintempleton.com	Annual Report	31

FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

		Country	Principal Amount	*	Value

	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financials (continued)
[b,r]	CGRBS Commercial Mortgage Trust, 2013-VN05, C, 144A, FRN, 3.703%, 3/13/35	United States	7,700,000		$7,567,891
[s]	Chase Issuance Trust, 2013-A6, A6, FRN, 2.317%, (1-month USD LIBOR + 0.42%), 7/15/20	United States	12,040,000		12,048,789
[b,s]	Cole Park CLO Ltd., 2015-1A, B, 144A, FRN, 4.609%, (3-month USD LIBOR + 2.25%), 10/20/28	United States	3,530,000		3,540,131
[r]	COMM Mortgage Trust, 2014-CR19, B, FRN, 4.703%, 8/10/47	United States	7,700,000		7,915,261
[b]	Core Industrial Trust, 2015-CALW, A, 144A, 3.04%, 2/10/34	United States	15,065,000		14,962,721
[s]	Discover Card Execution Note Trust, 2016-A2, A2, FRN, 2.437%, (1-month USD LIBOR + 0.54%), 9/15/21	United States	32,250,000		32,376,043
[b,s]	Dryden 33 Senior Loan Fund, 2014-33A, BR, 144A, FRN, 4.198%, (3-month USD LIBOR + 1.85%), 10/15/28	United States	7,030,000		7,056,011
	2014-33A, CR, 144A, FRN, 4.848%, (3-month USD LIBOR + 2.50%), 10/15/28	United States	3,530,000		3,545,850
[b,s]	Dryden 34 Senior Loan Fund, 2014-34A, AR, 144A, FRN, 3.508%, (3-month USD LIBOR + 1.16%), 10/15/26	United States	5,491,095		5,491,095
[b,t,u]	Dryden 64 CLO Ltd., 2018-64A, A, 144A, FRN, (3-month USD LIBOR + 0.97%), 4/18/31	United States	5,070,000		5,070,000
	2018-64A, D, 144A, FRN, (3-month USD LIBOR + 2.65%), 4/18/31	United States	2,200,000		2,200,000
[b,s]	Eaton Vance CDO Ltd., 2014-1A, AR, 144A, FRN, 3.548%, (3-month USD LIBOR + 1.20%), 7/15/26	United States	17,022,000		16,995,446
[b,r]	Eleven Madison Trust Mortgage Trust, 2015-11MD, A, 144A, FRN, 3.673%, 9/10/35	United States	14,920,000		14,889,304
[s]	FHLMC Structured Agency Credit Risk Debt Notes, 2014-DN1, M2, FRN, 4.097%, (1-month USD LIBOR + 2.20%), 2/25/24	United States	9,980,729		10,271,438
	2014-DN3, M3, FRN, 5.897%, (1-month USD LIBOR + 4.00%), 8/25/24	United States	1,363,649		1,494,967
	2014-DN4, M3, FRN, 6.447%, (1-month USD LIBOR + 4.55%), 10/25/24	United States	15,047,430		16,785,589
	2014-HQ1, M3, FRN, 5.997%, (1-month USD LIBOR + 4.10%), 8/25/24	United States	3,660,000		4,072,354
	2014-HQ2, M2, FRN, 4.097%, (1-month USD LIBOR + 2.20%), 9/25/24	United States	12,689,047		13,097,863
	2014-HQ3, M3, FRN, 6.647%, (1-month USD LIBOR + 4.75%), 10/25/24	United States	8,624,747		9,623,622
	2015-DNA3, M3, FRN, 6.597%, (1-month USD LIBOR + 4.70%), 4/25/28	United States	18,411,581		22,115,520
	2015-HQ1, M2, FRN, 4.097%, (1-month USD LIBOR + 2.20%), 3/25/25	United States	2,185,555		2,200,595
	2015-HQ1, M3, FRN, 5.697%, (1-month USD LIBOR + 3.80%), 3/25/25	United States	9,580,000		10,318,490

32	Annual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

		Country	Principal Amount	*	Value

	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financials (continued)
[b,s]	Flagship CLO VIII Ltd., 2014-8A, AR, 144A, FRN, 3.598%, (3-month USD LIBOR + 1.25%), 1/16/26	United States	6,880,000		$6,891,490
[s]	FNMA Connecticut Avenue Securities, 2014-C02, 1M2, FRN, 4.497%, (1-month USD LIBOR + 2.60%), 5/25/24	United States	14,572,000		15,499,709
	2014-C03, 1M2, FRN, 4.897%, (1-month USD LIBOR + 3.00%), 7/25/24	United States	32,692,995		34,978,071
	2015-C01, 1M2, FRN, 6.197%, (1-month USD LIBOR + 4.30%), 2/25/25	United States	8,005,302		8,854,063
	2015-C01, 2M2, FRN, 6.447%, (1-month USD LIBOR + 4.55%), 2/25/25	United States	15,214,144		16,543,912
	2015-C02, 1M2, FRN, 5.897%, (1-month USD LIBOR + 4.00%), 5/25/25	United States	9,730,464		10,689,420
	2015-C02, 2M2, FRN, 5.897%, (1-month USD LIBOR + 4.00%), 5/25/25	United States	16,502,078		17,813,571
	2015-C03, 1M2, FRN, 6.897%, (1-month USD LIBOR + 5.00%), 7/25/25	United States	15,683,709		17,905,206
	2015-C03, 2M2, FRN, 6.897%, (1-month USD LIBOR + 5.00%), 7/25/25	United States	20,523,689		22,887,213
	2017-C01, 1M2, FRN, 5.447%, (1-month USD LIBOR + 3.55%), 7/25/29	United States	20,720,000		22,675,065
[b,s]	Galaxy CLO Ltd., 2014-17A, AR, 144A, FRN, 3.748%, (3-month USD LIBOR + 1.40%), 7/15/26	United States	9,540,000		9,559,939
	2014-17A, BR, 144A, FRN, 4.148%, (3-month USD LIBOR + 1.80%), 7/15/26	United States	6,190,000		6,203,185
	2014-17A, C1R, 144A, FRN, 4.748%, (3-month USD LIBOR + 2.40%), 7/15/26	United States	3,070,000		3,078,350
[b,s]	Galaxy XXVII CLO Ltd., 2018-27A, C, 144A, FRN, 5.113%, (3-month USD LIBOR + 2.75%), 5/16/31	United States	5,750,000		5,657,868
[b]	G-Force LLC, 2005-RRA, C, 144A, 5.20%, 8/22/36	United States	3,128,098		3,097,094
	GS Mortgage Securities Trust, [r] 2016-GS3, B, FRN, 3.395%, 10/10/49	United States	8,037,000		7,734,781
	2017-GS6, B, 3.869%, 5/10/50	United States	7,700,000		7,600,997
[s]	Impac Secured Assets Trust, 2007-2, FRN, 2.147%, (1-month USD LIBOR + 0.25%), 4/25/37	United States	1,934,917		1,905,714
[b,s]	Invitation Homes Trust, 2015-SFR1, A, 144A, FRN, 3.346%, (1-month USD LIBOR + 1.45%), 3/17/32	United States	8,768,108		8,798,850
[b,r]	J.P. Morgan Chase Commercial Mortgage Securities, 2016-Nine, B, 144A, FRN, 2.949%, 10/06/38	United States	9,600,000		8,852,521
	JPMCC Commercial Mortgage Securities Trust, 2017-JP6, B, 3.946%, 7/15/50	United States	9,250,000		9,172,656
[b,s]	LCM XVI LP, 2016A, BR, 144A, FRN, 3.848%, (3-month USD LIBOR + 1.50%), 7/15/26	United States	6,900,000		6,906,969
[b,s]	LCM XVII LP, 2017A, BR, 144A, FRN, 4.198%, (3-month USD LIBOR + 1.85%), 10/15/26	United States	4,590,000		4,597,941
	2017A, CR, 144A, FRN, 4.848%, (3-month USD LIBOR + 2.50%), 10/15/26	United States	4,240,000		4,249,243

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

		Country	Principal Amount	*	Value

	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financials (continued)
[b,t,u]	LCM XVIII LP, 2018A, DR, 144A, FRN, (3-month USD LIBOR + 2.80%), 4/20/31	United States	6,860,000		$6,860,000
[b,s]	LCM XXIV Ltd., 24A, A, 144A, FRN, 3.669%, (3-month USD LIBOR + 1.31%), 3/20/30	United States	4,300,000		4,369,058
[b,s]	Madison Park Funding XXIII Ltd., 2017-23A, B, 144A, FRN, 4.066%, (3-month USD LIBOR + 1.70%), 7/27/30	United States	2,400,000		2,426,232
	2017-23A, C, 144A, FRN, 4.716%, (3-month USD LIBOR + 2.35%), 7/27/30	United States	5,000,000		5,028,350
[b,s]	Magnetite XVIII Ltd., 2016-18A, B, 144A, FRN, 3.589%, (3-month USD LIBOR + 1.75%), 11/15/28	United States	2,090,000		2,095,016
[s]	MortgageIT Trust, 2004-1, A2, FRN, 2.797%, (1-month USD LIBOR + 0.90%), 11/25/34	United States	2,494,901		2,459,100
	2005-5, A1, FRN, 2.157%, (1-month USD LIBOR + 0.26%), 12/25/35	United States	2,187,578		2,179,262
[b,s]	NZCG Funding Ltd., 2015-1A, A2R, 144A, FRN, 3.494%,
	(3-month USD LIBOR + 1.55%), 2/26/31	United States	15,500,000		15,503,565
[b,s]	Octagon Investment Partners 30 Ltd., 144A, FRN, 3.679%, (3-month USD LIBOR + 1.32%), 3/17/30	United States	4,300,000		4,328,036
[b,s]	Octagon Investment Partners XX Ltd., 2014-1A, AR, 144A, FRN, 2.941%, (3-month USD LIBOR + 1.13%), 8/12/26	United States	6,800,000		6,807,480
[b,s]	Octagon Investment Partners XXIII Ltd., 2015-1A, BR, 144A, FRN, 3.461%, (3-month USD LIBOR + 1.20%), 7/15/27	United States	4,590,000		4,590,459
	2015-1A, DR, 144A, FRN, 4.811%, (3-month USD LIBOR + 2.55%), 7/15/27	United States	6,400,000		6,400,832
[s]	Opteum Mortgage Acceptance Corp. Trust, 2005-4, 1APT, FRN, 2.207%, (1-month USD LIBOR + 0.31%), 11/25/35	United States	3,147,143		3,127,323
[s]	Structured Asset Securities Corp., 2005-2XS, 2A2, FRN, 3.387%, (1-month USD LIBOR + 1.50%), 2/25/35	United States	2,362,198		2,332,716
[r]	Thornburg Mortgage Securities Trust, 2005-1, A3, FRN, 3.366%, 4/25/45	United States	3,632,627		3,659,686
[b,s]	Voya CLO Ltd., 2014-1A, CR2, 144A, FRN, 5.155%, (3-month USD LIBOR + 2.80%), 4/18/31	United States	8,000,000		8,000,000
	2013-2A, BR, 144A, FRN, 4.194%, (3-month USD LIBOR + 1.85%), 4/25/31	United States	5,770,000		5,769,481
	2015-2A, B, 144A, FRN, 4.342%, (3-month USD LIBOR + 1.98%), 7/23/27	United States	9,290,000		9,322,608
	Wells Fargo Mortgage Backed Securities Trust, [r]2004-W, A9, FRN, 3.707%, 11/25/34	United States	1,378,781		1,416,018
	2007-3, 3A1, 5.50%, 4/25/22	United States	281,803		287,586

					847,491,425

	Total Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $903,190,720)				904,406,432

34	Annual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

		Country	Principal Amount	*	Value

	Mortgage-Backed Securities 9.2%
[v]	Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 0.0%†
	FHLMC, 3.687%, (US 1 Year CMT T-Note +/- MBS Margin), 1/01/33	United States	22,450		$23,225

	Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 5.0%
	FHLMC Gold 15 Year, 4.50%, 10/01/18 - 9/01/19	United States	70,701		71,268
	FHLMC Gold 15 Year, 5.00%, 4/01/19 - 7/01/22	United States	155,564		159,591
	FHLMC Gold 15 Year, 5.50%, 10/01/18 - 2/01/19	United States	1,164		1,167
	FHLMC Gold 30 Year, 3.50%, 12/01/47	United States	14,947,034		14,850,040
[w]	FHLMC Gold 30 Year, 3.50%, 5/01/48	United States	106,500,000		105,709,571
	FHLMC Gold 30 Year, 4.00%, 5/01/48	United States	72,880,000		74,348,016
[w]	FHLMC Gold 30 Year, 4.00%, 5/01/48	United States	90,000,000		91,652,340
	FHLMC Gold 30 Year, 4.50%, 10/01/40	United States	167,274		176,067
	FHLMC Gold 30 Year, 5.00%, 5/01/27 - 2/01/38	United States	1,364,786		1,452,850
	FHLMC Gold 30 Year, 5.50%, 6/01/33 - 6/01/36	United States	991,693		1,085,720
	FHLMC Gold 30 Year, 6.00%, 6/01/33 - 6/01/37	United States	291,205		322,751
	FHLMC Gold 30 Year, 6.50%, 10/01/21 - 6/01/36	United States	186,371		210,039
	FHLMC Gold 30 Year, 7.00%, 9/01/21 - 8/01/32	United States	28,870		30,037
	FHLMC Gold 30 Year, 7.50%, 1/01/26 - 1/01/31	United States	6,435		7,268
	FHLMC Gold 30 Year, 8.00%, 11/01/25 - 1/01/26	United States	193		197
	FHLMC Gold 30 Year, 9.00%, 12/01/24	United States	94		102

					290,077,024

[v]	Federal National Mortgage Association (FNMA) Adjustable Rate 0.0%†
	FNMA, 3.418% - 4.08%, (US 1 Year CMT T-Note +/- MBS Margin), 4/01/20 - 12/01/34	United States	175,845		185,193

	Federal National Mortgage Association (FNMA) Fixed Rate 3.7%
	FNMA 15 Year, 2.50%, 7/01/27	United States	334,028		327,605
	FNMA 15 Year, 3.00%, 4/01/33	United States	20,830,932		20,679,626
[w]	FNMA 15 Year, 3.00%, 5/01/33	United States	17,000,000		16,857,226
	FNMA 15 Year, 4.50%, 3/01/20	United States	25,422		25,617
	FNMA 15 Year, 5.00%, 6/01/18	United States	1,939		1,970
	FNMA 15 Year, 5.50%, 3/01/21 - 4/01/22	United States	58,683		59,831
	FNMA 30 Year, 3.50%, 11/01/47	United States	38,420,506		38,181,714
[w]	FNMA 30 Year, 3.50%, 5/01/48	United States	53,000,000		52,590,078
[w]	FNMA 30 Year, 4.00%, 5/01/48	United States	52,300,000		53,243,854
	FNMA 30 Year, 4.50%, 3/01/28 - 2/01/41	United States	542,083		569,772
[w]	FNMA 30 Year, 4.50%, 5/01/48	United States	25,000,000		26,027,344
	FNMA 30 Year, 5.00%, 9/01/23 - 10/01/35	United States	1,468,302		1,570,580
	FNMA 30 Year, 5.50%, 9/01/33 - 12/01/35	United States	1,313,620		1,437,357
	FNMA 30 Year, 6.00%, 6/01/34 - 5/01/38	United States	2,590,213		2,882,890
	FNMA 30 Year, 6.50%, 3/01/28 - 10/01/37	United States	390,976		435,869
	FNMA 30 Year, 7.50%, 10/01/29	United States	6,381		7,296
	FNMA 30 Year, 8.00%, 1/01/25 - 5/01/26	United States	3,439		3,840

					214,902,469

	Government National Mortgage Association (GNMA) Fixed Rate 0.5%
	GNMA I SF 30 Year, 5.00%, 6/15/34 - 7/15/34	United States	175,208		187,749
	GNMA I SF 30 Year, 5.50%, 2/15/33 - 6/15/36	United States	444,464		486,472
	GNMA I SF 30 Year, 6.00%, 8/15/36	United States	23,700		26,447

franklintempleton.com	Annual Report	35

FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

		Country	Principal Amount	*	Value

	Mortgage-Backed Securities (continued)
	Government National Mortgage Association (GNMA) Fixed Rate (continued)
	GNMA I SF 30 Year, 6.50%, 2/15/29 - 3/15/32	United States	41,661		$46,608
	GNMA I SF 30 Year, 7.00%, 11/15/27 - 5/15/28	United States	18,218		19,293
	GNMA I SF 30 Year, 7.50%, 9/15/23 - 5/15/27	United States	858		890
	GNMA I SF 30 Year, 8.00%, 2/15/25 - 9/15/27	United States	4,067		4,373
	GNMA I SF 30 Year, 8.50%, 8/15/24	United States	66		71
	GNMA I SF 30 Year, 9.00%, 1/15/25	United States	240		241
	GNMA I SF 30 Year, 9.50%, 6/15/25	United States	451		452
	GNMA II SF 30 Year, 3.50%, 9/20/47	United States	10,475,371		10,496,569
[w]	GNMA II SF 30 Year, 3.50%, 5/01/48	United States	20,000,000		20,014,063
	GNMA II SF 30 Year, 5.00%, 9/20/33 - 11/20/33	United States	242,251		261,432
	GNMA II SF 30 Year, 5.50%, 6/20/34	United States	123,275		135,236
	GNMA II SF 30 Year, 6.00%, 11/20/34	United States	115,426		129,759
	GNMA II SF 30 Year, 6.50%, 7/20/28 - 12/20/31	United States	64,431		71,970
	GNMA II SF 30 Year, 7.50%, 4/20/32	United States	17,540		19,329

					31,900,954

	Total Mortgage-Backed Securities (Cost $541,516,708)				537,088,865

	Municipal Bonds 1.2%
	California State GO, Various Purpose, Refunding, 5.00%, 9/01/29	United States	17,200,000		20,245,260
	New Jersey EDA Revenue, School Facilities Construction, Refunding, Series NN, 5.00%, 3/01/30	United States	5,200,000		5,472,740
	New York City HDC Capital Fund Grant Program Revenue, New York City Housing Authority Program, Series B1, 5.00%, 7/01/33	United States	3,500,000		3,769,885
	Orlando Health Obligated Group, 3.777%, 10/01/28	United States	3,870,000		3,825,877
	Port Authority of New York and New Jersey Revenue, Consolidated, One Hundred Ninety-First Series, 4.823%, 6/01/45	United States	14,165,000		15,004,276
[i]	Puerto Rico Electric Power Authority Power Revenue,
	Series A, 6.75%, 7/01/36	United States	30,900,000		12,591,750
	Series XX, 5.25%, 7/01/40	United States	15,000,000		6,112,500
	San Jose RDA Successor Agency Tax Allocation, Senior, Refunding, Series A-T, 3.25%, 8/01/29	United States	5,675,000		5,419,739

	Total Municipal Bonds (Cost $89,921,898)				72,442,027

			Shares
	Escrows and Litigation Trusts 0.0%†
a,ab	Midstates Petroleum Co. Inc./Midstates Petroleum Co. LLC, Escrow Account	United States	15,000,000		—
a,ab	NewPage Corp., Litigation Trust	United States	14,000,000		—
[a]	Penn Virginia Corp., Escrow Account	United States	15,000,000		37,500
[a]	Vistra Energy Corp., Escrow Account	United States	30,000,000		243,750

	Total Escrows and Litigation Trusts (Cost $952,711)				281,250

	Total Investments before Short Term Investments (Cost $6,136,300,326)				5,964,612,636

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

		Country	Principal Amount	*	Value

	Short Term Investments 3.5%

	U.S. Government and Agency Securities (Cost $3,799,592) 0.1%
[x,y]	U.S. Treasury Bill, 5/03/18	United States	3,800,000		$3,799,671

	Total Investments before Money Market Funds (Cost $6,140,099,918)				5,968,412,307

			Shares
	Money Market Funds (Cost $200,193,361) 3.4%
[d,z]	Institutional Fiduciary Trust Money Market Portfolio, 1.30%	United States	200,193,361		200,193,361

	Total Investments (Cost $6,340,293,279) 105.6%				6,168,605,668
	Other Assets, less Liabilities (5.6)%				(326,207,379)

	Net Assets 100.0%				$5,842,398,289

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

aaThe security is owned by FT Holdings Corporation II, a wholly-owned subsidiary of the Fund. See Note 1(g).

abFair valued using significant unobservable inputs. See Note 12 regarding fair value measurements.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At April 30, 2018, the aggregate value of these securities was $1,768,721,461, representing 30.3% of net assets.

cSee Note 8 regarding restricted securities.

dSee Note 3(f) regarding investments in affiliated management investment companies.

ePerpetual security with no stated maturity date.

fIncome may be received in additional securities and/or cash.

gSee Note 1(f) regarding loan participation notes.

hThe coupon rate shown represents the rate at period end.

iSee Note 7 regarding defaulted securities.

jSee Note 1(i) regarding senior floating rate interests.

kSecurity purchased on a delayed delivery basis. See Note 1(c).

lA portion or all of the security represents an unsettled loan commitment. The coupon rate is to-be determined (TBD) at the time of settlement and will be based upon a reference index/floor plus a spread.

mPrincipal amount is stated in 100 Mexican Peso Units.

nThe principal represents the notional amount. See Note 1(d) regarding value recovery instruments.

oPrincipal amount is stated in 1,000 Brazilian Real Units.

pRedemption price at maturity and coupon payment is adjusted for inflation. See Note 1(k).

qPrincipal amount of security is adjusted for inflation. See Note 1(k).

rAdjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions. The coupon rate shown represents the rate at period end.

sThe coupon rate shown represents the rate inclusive of any caps or floors, if applicable, in effect at period end.

tSecurity purchased on a when-issued basis. See Note 1(c).

uThe coupon rate will be determined at time of issue.

vAdjustable Rate Mortgage-Backed Security (ARM); the rate shown is the effective rate at period end. ARM rates are not based on a published reference rate and spread, but instead pass-through weighted average interest income inclusive of any caps or floors, if applicable, from the underlying mortgage loans in which the majority of mortgages pay interest based on the index shown at their designated reset dates plus a spread, less the applicable servicing and guaranty fee (MBS margin).

wSecurity purchased on a to-be-announced (TBA) basis. See Note 1(c).

xThe security was issued on a discount basis with no stated coupon rate.

yA portion or all of the security has been segregated as collateral for open futures contracts. At April 30, 2018, the value of this security and/or cash pledged amounted to $2,964,742, representing 0.1% of net assets.

zThe rate shown is the annualized seven-day effective yield at period end.

38	Annual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

At April 30, 2018, the Fund had the following futures contracts outstanding. See Note 1(d).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount	*	Expiration Date	Value/ Unrealized Appreciation (Depreciation	)

Interest Rate Contracts
Long Gilt	Long	496	$83,490,474		6/27/18	$ 886,928
U.S. Treasury 10 Yr. Note Ultra	Long	196	25,066,563		6/20/18	(25,019)
U.S. Treasury 30 Yr. Bond	Long	214	30,782,562		6/20/18	173,297

Total Futures Contracts						$1,035,206

*As of period end.

At April 30, 2018, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts

Currency	Counterparty	[a]	Type	Quantity	Contract Amount	*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts
Argentine Peso	JPHQ		Buy	135,000,000	6,461,185			5/29/18	$ —	$(30,623)
Mexican Peso	JPHQ		Sell	345,000,000	18,255,900			7/19/18	37,934	—
Mexican Peso	JPHQ		Sell	395,000,000	20,704,379			7/19/18	—	(153,872)
Polish Zloty	DBAB		Buy	63,000,000	18,560,528			7/19/18	—	(580,195)
Canadian Dollar	JPHQ		Sell	50,000,000	40,154,515			7/31/18	1,109,217	—
Indian Rupee	DBAB		Buy	2,886,000,000	44,352,236			7/31/18	—	(1,419,011)
British Pound	JPHQ		Sell	8,300,000	10,951,850			8/15/18	—	(536,226)
Euro	JPHQ		Sell	13,600,000	16,857,200			8/15/18	289,027	—
Swedish Krona	JPHQ		Buy	152,000,000	18,729,592			8/15/18	—	(1,192,793)
Polish Zloty	JPHQ		Buy	60,000,000	17,849,174			8/16/18	—	(713,583)
Australian Dollar	JPHQ		Sell	41,450,000	32,704,050			8/20/18	1,478,618	—
Euro	JPHQ		Sell	47,400,000	59,501,220			8/20/18	1,731,722	—
Indian Rupee	JPHQ		Buy	2,200,000,000	33,500,838			8/20/18	—	(848,907)
British Pound	JPHQ		Sell	4,800,000	6,839,683			9/19/18	184,504	—
Norwegian Krone	JPHQ		Buy	136,000,000	17,510,654			9/19/18	—	(445,091)
Swedish Krona	JPHQ		Buy	128,000,000	15,577,461			9/19/18	—	(765,206)
United States Dollar	DBAB		Buy	41,480,412	33,200,000		EUR	9/19/18	913,946	—
Australian Dollar	DBAB		Sell	43,000,000	33,400,250			10/09/18	992,228	—
Canadian Dollar	JPHQ		Sell	35,300,000	28,090,558			10/09/18	486,049	—
Indian Rupee	JPHQ		Buy	212,000,000	3,204,837			10/09/18	—	(76,564)
South Korean Won	JPHQ		Buy	17,000,000,000	15,961,992			10/10/18	10,014	—
South Korean Won	JPHQ		Sell	17,000,000,000	16,061,222			10/10/18	89,215	—
Argentine Peso	JPHQ		Buy	135,000,000	6,052,455			10/31/18	—	(249,192)

Total Forward Exchange Contracts									$7,322,474	$(7,011,263)

Net unrealized appreciation (depreciation)									$ 311,211

*In U.S. dollars unless otherwise indicated.

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

At April 30, 2018, the Fund had the following credit default swap contracts outstanding. See Note 1(d).

Credit Default Swap Contracts

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Counter- party	Maturity Date	Notional Amount[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]

Centrally Cleared Swap Contracts
Contracts to Sell Protection[c,d]
Traded Index
CDX.EM.29	1.00%	Quarterly		6/20/23	$18,300,000	$(333,706)	$(361,767)	$28,061	Non-

									Investment
									Grade

OTC Swap Contracts
Contracts to Buy Protection[d]
Single Name
Ally Financial Inc.	(5.00)%	Quarterly	CITI	12/20/22	7,350,000	(1,268,283)	(1,245,138)	(23,145)
Ally Financial Inc.	(5.00)%	Quarterly	JPHQ	12/20/22	12,450,000	(2,148,317)	(2,123,867)	(24,450)

Contracts to Sell Protection[c,d]
Single Name
Government of Argentina	5.00%	Quarterly	MSCO	6/20/23	48,600,000	4,759,163	4,989,256	(230,093)	B+
Government of Colombia	1.00%	Quarterly	CITI	6/20/23	36,100,000	(75,849)	(97,068)	21,219	BBB-
Government of Mexico	1.00%	Quarterly	JPHQ	6/20/23	16,000,000	(84,122)	(120,036)	35,914	BBB+
Traded Index
[e]Citibank Bespoke
Cambridge Index, Equity
Tranche 0-3%	0.00%	Quarterly	CITI	12/20/19	27,300,000	(4,981,222)	(3,667,249)	(1,313,973)	Non-
									Investment
									Grade
[e]Citibank Bespoke Index,
Mezzanine Tranche 5-8%	0.50%	Quarterly	CITI	6/20/18	30,000,000	1,270	—	1,270	Non-
									Investment
									Grade
[e]Citibank Bespoke Lisbon
Index, Equity Tranche 0-3%	0.00%	Quarterly	CITI	6/20/19	5,440,000	(452,576)	(733,519)	280,943	Non-
									Investment
									Grade
[e]Citibank Bespoke Verona
Index, Equity Tranche 0-3%	0.00%	Quarterly	CITI	12/20/19	10,900,000	(1,851,572)	(1,797,336)	(54,236)	Non-
									Investment
									Grade
[e]Citibank Bespoke Verona
Index, Mezzanine Tranche 7-15%	0.40%	Quarterly	CITI	12/20/19	31,000,000	68,083	—	68,083	Non-
									Investment
									Grade

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

Credit Default Swap Contracts (continued)

Description	Periodic Payment Rate Received (Paid	)	Payment Frequency	Counter- party	Maturity Date	Notional Amount	[a]	Value	Unamortized Upfront Payments (Receipts	)	Unrealized Appreciation (Depreciation	)	Rating	[b]

OTC Swap Contracts (continued)
Contracts to Sell Protection[c,d] (continued)
Traded Index (continued)
MCDX.NA.30	1.00%		Quarterly	CITI	6/20/23	$23,060,000		$552,746	$554,805		$(2,059)		Investment

													Grade
Total OTC Swap Contracts								$(5,480,679)	$(4,240,152)		$(1,240,527)

Total Credit Default Swap Contracts								$(5,814,385)	$(4,601,919)		$(1,212,466)

aFor contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.

bBased on Standard and Poor’s (S&P) Rating for single name swaps and internal ratings for index swaps. Internal ratings based on mapping into equivalent ratings from external vendors.

cThe Fund enters contracts to sell protection to create a long credit position.

dPerformance triggers for settlement of contract include default, bankruptcy or restructuring for single name swaps and failure to pay or bankruptcy of the underlying securities for traded index swaps.

eRepresents a custom index comprised of a basket of underlying issuers.

See Note 9 regarding other derivative information.

See Abbreviations on page 62.

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. |	Annual Report	41

FRANKLIN STRATEGIC SERIES

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities

April 30, 2018

Franklin Strategic Income Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$5,669,141,189
Cost - Controlled affiliates (Note 3f and 10)	470,958,729
Cost - Non-controlled affiliates (Note 3f and 10)	200,193,361

Value - Unaffiliated issuers	$5,511,297,770
Value - Controlled affiliates (Note 3f and 10)	457,114,537
Value - Non-controlled affiliates (Note 3f and 10)	200,193,361
Cash	27,022,680
Restricted cash for OTC derivative contracts (Note 1e)	4,880,000
Foreign currency, at value (cost $5,487,505)	5,486,349
Receivables:
Investment securities sold	770,219
Capital shares sold	2,825,670
Dividends and interest	54,951,969
Deposits with brokers for:
OTC derivative contracts	10,550,000
TBA transactions	2,820,000
Centrally cleared swap contracts	3,009,303
Variation margin on futures contracts.	405,154
OTC swap contracts (upfront payments $5,676,677)	5,544,061
Unrealized appreciation on OTC forward exchange contracts	7,322,474
Unrealized appreciation on OTC swap contracts	407,429
FT Subsidiary deferred tax benefit (Note 1g)	1,390,539
Other assets	7,840

Total assets	6,295,999,355

Liabilities:
Payables:
Investment securities purchased	405,270,692
Capital shares redeemed	10,081,450
Management fees	1,930,895
Distribution fees	1,310,721
Transfer agent fees	1,845,629
Distributions to shareholders	1,193,514
Variation margin on centrally cleared swap contracts	14,099
Deposits from brokers for:
OTC derivative contracts	4,880,000
OTC swap contracts (upfront receipts $12,440,981)	9,784,213
Unrealized depreciation on OTC forward exchange contracts	7,011,263
Unrealized depreciation on OTC swap contracts	1,647,956
Deferred tax	319,728
FT Subsidiary income taxes (Note 1g)	7,860,901
Accrued expenses and other liabilities	450,005

Total liabilities	453,601,066

Net assets, at value	$5,842,398,289

Net assets consist of:
Paid-in capital	$6,448,608,302
Distributions in excess of net investment income	(39,100,421)
Net unrealized appreciation (depreciation)	(169,930,906)
Accumulated net realized gain (loss)	(397,178,686)

Net assets, at value	$5,842,398,289

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Assets and Liabilities (continued)

April 30, 2018

Franklin Strategic Income Fund

Class A:
Net assets, at value	$3,291,002,285

Shares outstanding	342,600,688

Net asset value per share[a]	$9.61

Maximum offering price per share (net asset value per share ÷ 95.75%)	$10.04

Class C:
Net assets, at value	$1,078,889,977

Shares outstanding	112,338,689

Net asset value and maximum offering price per share[a]	$9.60

Class R:
Net assets, at value	$105,691,875

Shares outstanding	11,045,019

Net asset value and maximum offering price per share	$9.57

Class R6:
Net assets, at value	$433,067,607

Shares outstanding	45,019,681

Net asset value and maximum offering price per share	$9.62

Advisor Class:
Net assets, at value	$933,746,545

Shares outstanding	97,108,609

Net asset value and maximum offering price per share	$9.62

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. |	Annual Report	43

FRANKLIN STRATEGIC SERIES

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Operations

for the year ended April 30, 2018

Franklin Strategic Income Fund

Investment income:
Dividends:
Unaffiliated issuers	$548,837
Controlled affiliates (Note 3f and 10)	39,286,366
Non-controlled affiliates (Note 3f and 10)	917,362
Interest: (net of foreign taxes)~
Unaffiliated issuers	264,105,106
Other income (net of taxes of $420,611) (Note 1g)	122,227

Total investment income	304,979,898

Expenses:
Management fees (Note 3a)	28,976,892
Distribution fees: (Note 3c)
Class A	8,989,786
Class C	8,001,944
Class R	623,214
Transfer agent fees: (Note 3e)
Class A	6,047,723
Class C	2,074,412
Class R	209,886
Class R6	62,292
Advisor Class	1,728,563
Custodian fees (Note 4)	314,373
Reports to shareholders	546,799
Registration and filing fees	191,141
Professional fees	333,062
Trustees’ fees and expenses	70,164
Other	517,614

Total expenses	58,687,865
Expense reductions (Note 4)	(125,632)
Expenses waived/paid by affiliates (Note 3f and 3g)	(3,128,133)

Net expenses	55,434,100

Net investment income	249,545,798

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:#
Unaffiliated issuers	(103,500,450)
Non-controlled affiliates (Note 3f and 10)	(1,170,097)
Foreign currency transactions	(18,343)
Forward exchange contracts	(34,920,481)
Futures contracts	(992,424)
Swap contracts	3,847,817
Capital gain distributions from management investment companies:
Controlled affiliates (Note 3f)	7,017,422
Capital gain distribution received in FT Subsidiary (net of taxes of $7,440,290) (Note 1g)	16,523,235

Net realized gain (loss)	(113,213,321)

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Operations (continued)

for the year ended April 30, 2018

Franklin Strategic Income Fund

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(61,550,163)
Controlled affiliates (Note 3f and 10)	(30,092,162)
Non-controlled affiliates (Note 3f and 10)	420,888
Translation of other assets and liabilities denominated in foreign currencies	(229,516)
Forward exchange contracts.	(227,693)
Futures contracts	(1,974,659)
Swap contracts	(814,289)
Change in FT Subsidiary deferred tax benefit (Note 1g)	1,390,539
Change in deferred taxes on unrealized appreciation	126,725

Net change in unrealized appreciation (depreciation)	(92,950,330)

Net realized and unrealized gain (loss)	(206,163,651)

Net increase (decrease) in net assets resulting from operations	$43,382,147

~Foreign taxes withheld on interest	$815,102
#Net of foreign taxes	$131,270

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. |	Annual Report	45

FRANKLIN STRATEGIC SERIES

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statements of Changes in Net Assets

Franklin Strategic Income Fund

	Year Ended April 30,
	2018	2017
Increase (decrease) in net assets:
Operations:
Net investment income	$249,545,798	$296,053,367
Net realized gain (loss)	(113,213,321)	(178,596,599)
Net change in unrealized appreciation (depreciation)	(92,950,330)	411,590,994

Net increase (decrease) in net assets resulting from operations	43,382,147	529,047,762

Distributions to shareholders from:
Net investment income:
Class A	(106,537,907)	(76,684,998)
Class C	(31,329,580)	(21,849,570)
Class R	(3,355,206)	(2,644,424)
Class R6	(13,824,604)	(9,361,333)
Advisor Class	(32,910,570)	(19,738,810)

Total distributions to shareholders	(187,957,867)	(130,279,135)

Capital share transactions: (Note 2)
Class A	(461,379,634)	(898,775,869)
Class C	(280,427,839)	(344,124,057)
Class R	(38,252,437)	(44,210,930)
Class R6	75,196,883	61,813,436
Advisor Class	(113,689,921)	112,378,776

Total capital share transactions	(818,552,948)	(1,112,918,644)

Net increase (decrease) in net assets	(963,128,668)	(714,150,017)
Net assets:
Beginning of year	6,805,526,957	7,519,676,974

End of year	$5,842,398,289	$6,805,526,957

Distributions in excess of net investment income included in net assets: End of year	$(39,100,421)	$(118,770,181)

46	Annual Report	| The accompanying notes are an integral part of these consolidated financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

Notes to Consolidated Financial Statements

Franklin Strategic Income Fund

1.   Organization and Significant Accounting Policies

Franklin Strategic Series (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eight separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Strategic Income Fund (Fund) is included in this report. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a.   Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income Fund (continued)

1.   Organization and Significant Accounting

Policies (continued)

a.    Financial Instrument Valuation (continued)

calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.   Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.   Securities Purchased on a When-Issued, Delayed Delivery and TBA Basis

The Fund purchases securities on a when-issued or delayed delivery and to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities and collateral has been pledged and/or received for open TBA trades.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income Fund (continued)

d.   Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Consolidated Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Consolidated Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter-parties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage and/or gain exposure to interest rate risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Consolidated Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into credit default swap contracts primarily to manage and/or gain exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (OTC credit default swaps) or may be executed in a multilateral trade facility platform, such as a registered exchange (centrally cleared credit default swaps). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, a basket of issuers or indices, or a tranche of a credit index or basket of issuers or indices. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract

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FRANKLIN STRATEGIC SERIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income Fund (continued)

1.   Organization and Significant Accounting

Policies (continued)

d.   Derivative Financial Instruments (continued)

from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Consolidated Statement of Assets and Liabilities. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Consolidated Statement of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Consolidated Statement of Operations.

The Fund invests in value recovery instruments (VRI) primarily to gain exposure to economic growth. Periodic payments from VRI are dependent on established benchmarks for underlying variables. VRI has a notional amount, which is used to calculate amounts of payments to holders. Payments are recorded upon receipt as realized gains in the Consolidated Statement of Operations. The risks of investing in VRI include growth risk, liquidity, and the potential loss of investment.

See Note 9 regarding other derivative information.

e.   Restricted Cash

At April 30, 2018, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Consolidated Statement of Assets and Liabilities.

f. Loan Participation Notes

The Fund invests in loan participation notes (Participations). Participations are loans originally issued to a borrower by one or more financial institutions (the Lender) and subsequently sold to other investors, such as the Fund. Participations typically result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund has the right to receive from the Lender any payments of principal, interest and fees which the Lender received from the borrower. The Fund generally has no rights to either enforce compliance by the borrower with the terms of the loan agreement or to any collateral relating to the original loan. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Participations may also involve interest rate risk and liquidity risk, including the potential default or insolvency of the borrower and/or the Lender.

g.   FT Holdings Corporation II (FT Subsidiary)

The Fund invests in certain financial instruments through its investment in FT Subsidiary. FT Subsidiary is a Delaware Corporation, is a wholly-owned subsidiary of the Fund, and is able to invest in certain financial instruments consistent with the investment objective of the Fund. At April 30, 2018, FT Subsidiary’s investment, Turtle Bay Resort, as well as any other assets and liabilities of FT Subsidiary are reflected in the Fund’s Consolidated Statement of Investments and Consolidated Statement of Assets and Liabilities.

During the year ended April 30, 2018, Turtle Bay Resort paid a distribution to FT Subsidiary upon the sale of a majority of its assets to a third party. The distribution received is reflected net of taxes as other income and capital gain distribution received in FT Subsidiary in the Consolidated Statement of Operations. For U.S. income tax purposes, this distribution is taxable to FT Subsidiary, and as such an estimated tax liability was recorded in FT Subsidiary. The estimated tax liability was calculated using FT Subsidiary’s prior year effective federal rate of 34%, and a blended Hawaii state rate of 4% of the 2017 estimated capital gain and 6.4% of the 2017 estimated ordinary income. The tax liability is reflected as FT Subsidiary income taxes in the Consolidated Statement of Assets and Liabilities. In addition, a deferred tax benefit was recorded on the unrealized depreciation of the security. When the Fund disposes of the security, the deferred asset is relieved and the Fund should incur a realized tax benefit. The estimated deferred tax benefit was calculated using a federal rate of 21% and a Hawaii state rate (net of federal tax benefit) of 3%. This is reflected as FT Subsidiary deferred tax benefit in the Consolidated Statement of Assets and Liabilities.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income Fund (continued)

The financial statements have been consolidated and include the accounts of the Fund and FT Subsidiary. All intercompany transactions and balances have been eliminated. At April 30, 2018, the net assets of FT Subsidiary were $19,332,622 representing less than 1% of the Fund’s consolidated net assets. The Fund’s investment in FT Subsidiary is limited to 25% of consolidated assets.

h.   Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution where the Fund sells (or buys) mortgage-backed securities for delivery on a specified date and simultaneously contracts to repurchase (or sell) substantially similar (same type, coupon, and maturity) securities at a future date and at a predetermined price. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. Transactions in mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund’s portfolio turnover rate. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

i.   Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

j.   Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of April 30, 2018, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

k.   Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded as an adjustment to interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

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FRANKLIN STRATEGIC SERIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income Fund (continued)

1.   Organization and Significant Accounting

Policies (continued)

k.   Security Transactions, Investment Income, Expenses and

Distributions (continued)

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Consolidated Statement of Operations.

l.   Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

m.   Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.   Shares of Beneficial Interest

At April 30, 2018, there were unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended April 30,
	2018		2017
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	43,921,154	$432,817,045	52,682,489	$505,267,299
Shares issued in reinvestment of distributions	10,060,731	98,645,567	7,476,400	71,451,152
Shares redeemed	(100,902,437)	(992,842,246)	(153,723,653)	(1,475,494,320)
Net increase (decrease)	(46,920,552)	$(461,379,634)	(93,564,764)	$(898,775,869)
Class C Shares:
Shares sold	8,181,686	$80,552,705	12,084,940	$115,680,760
Shares issued in reinvestment of distributions	2,971,594	29,122,692	2,077,286	19,824,729
Shares redeemed	(39,654,519)	(390,103,236)	(50,018,546)	(479,629,546)
Net increase (decrease)	(28,501,239)	$(280,427,839)	(35,856,320)	$(344,124,057)
Class R Shares:
Shares sold	2,109,693	$20,673,849	3,506,082	$33,582,209
Shares issued in reinvestment of distributions	334,005	3,263,282	270,945	2,577,967
Shares redeemed	(6,343,188)	(62,189,568)	(8,402,262)	(80,371,106)
Net increase (decrease)	(3,899,490)	$(38,252,437)	(4,625,235)	$(44,210,930)

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income Fund (continued)

	Year Ended April 30,
	2018		2017
	Shares	Amount	Shares	Amount
Class R6 Shares:

Shares sold	16,787,902	$165,966,032	29,445,785	$281,752,337
Shares issued in reinvestment of distributions	1,355,636	13,298,999	939,596	9,020,539
Shares redeemed	(10,569,929)	(104,068,148)	(23,650,469)	(228,959,440)
Net increase (decrease)	7,573,609	$75,196,883	6,734,912	$61,813,436
Advisor Class Shares:
Shares sold	27,736,896	$273,558,768	56,693,852	$545,767,778
Shares issued in reinvestment of distributions	3,187,566	31,290,077	1,934,521	18,551,538
Shares redeemed	(42,428,324)	(418,538,766)	(47,049,436)	(451,940,540)
Net increase (decrease)	(11,503,862)	$(113,689,921)	11,578,937	$112,378,776

3.   Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.    Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	Over $20 billion, up to and including $35 billion
0.355%	Over $35 billion, up to and including $50 billion
0.350%	In excess of $50 billion

For the year ended April 30, 2018, the gross effective investment management fee rate was 0.454% of the Fund’s average daily net assets.

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FRANKLIN STRATEGIC SERIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income Fund (continued)

3. Transactions with Affiliates (continued)

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	0.65%
Class R	0.50%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$567,422
CDSC retained	$59,091

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. Effective November 1, 2017, the fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. Prior to November 1, 2017, the fees were account based fees that varied based on fund or account type. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended April 30, 2018, the Fund paid transfer agent fees of $10,122,876, of which $4,017,004 was retained by Investor Services.

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Franklin Strategic Income Fund (continued)

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Consolidated Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended April 30, 2018, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)		Net Change in Unrealized Appreciation (Depreciation)
Controlled Affiliates
Franklin Lower Tier Floating Rate Fund	25,361,119	—	—	25,361,119	250,567,853	24,168,132	7,017,422	[a]	(16,991,950)
Franklin Middle Tier Floating Rate Fund	21,833,687	—	—	21,833,687	206,546,684	15,118,234	—		(13,100,212)

Total Controlled Affiliates					$457,114,537	$39,286,366	$7,017,422		$(30,092,162)

Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.30%	204,828,690	1,219,799,352	(1,224,434,681)	200,193,361	200,193,361	917,362	—		—

Total Affiliated Securities					$657,307,898	$40,203,728	$7,017,422		$(30,092,162)

aIncludes realized gain distributions received.

g. Waiver and Expense Reimbursements

Investor Services has voluntary agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.02%. Investor Services may discontinue this waiver in the future.

h. Other Affiliated Transactions

At April 30, 2018, one or more of funds in Franklin Fund Allocator Series owned 5.0% of the Fund’s outstanding shares.

During the year ended April 30, 2018, Advisers reimbursed the Fund $602,555 for losses resulting from a NAV error. This reimbursement is reflected in capital share transactions in the Consolidated Statements of Changes in Net Assets.

i. Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the year ended April 30, 2018, these purchase and sale transactions aggregated $13,298,013 and $0, respectively.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended April 30, 2018, the custodian fees were reduced as noted in the Consolidated Statement of Operations.

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FRANKLIN STRATEGIC SERIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income Fund (continued)

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At April 30, 2018, the capital loss carryforwards were as follows:

Capital loss carryforwards:
Short Term	$43,255,168
Long Term	367,965,376

Total capital loss carryforwards	$411,220,544

For tax purposes, the Fund may elect to defer any portion of a late-year ordinary loss to the first day of the following fiscal year. At April 30, 2018, the Fund deferred late-year ordinary losses of $8,967,409.

The tax character of distributions paid during the years ended April 30, 2018 and 2017, was as follows:

	2018	2017

Distributions paid from ordinary income	$187,957,867	$130,279,135

At April 30, 2018, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$6,363,384,143

Unrealized appreciation	$80,832,063
Unrealized depreciation	(280,378,222)

Net unrealized appreciation (depreciation)	$(199,546,159)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, bond discounts and premiums and inflation related adjustments on foreign securities.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended April 30, 2018, aggregated $7,647,281,627 and $8,471,902,432, respectively.

7. Credit Risk and Defaulted Securities

At April 30, 2018, the Fund had 50.8% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At April 30, 2018, the aggregate value of these securities was $27,636,500, representing 0.5% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified in the accompanying Consolidated Statement of Investments.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income Fund (continued)

8. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At April 30, 2018, investments in restricted securities, excluding securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Principal Amount/ Shares	Issuer	Acquisition Date	Cost	Value
125,940,079	K2016470219 South Africa Ltd., A	2/08/13 - 2/01/17	$977,122	$101,061
12,532,821	K2016470219 South Africa Ltd., B	2/01/17	9,305	10,057
9,545,517	K2016470219 South Africa Ltd., senior secured note, 144A, PIK, 3.00%, 12/31/22	2/08/13 - 12/29/17	16,375,718	47,251
1,665,603	K2016470260 South Africa Ltd., senior secured note, 144A, PIK, 25.00%, 12/31/22	2/01/17 - 12/29/17	1,619,230	230,474

	Total Restricted Securities (Value is 0.0%† of Net Assets)		$18,981,375	$388,843

†Rounds to less than 0.1% of net assets.

9. Other Derivative Information

At April 30, 2018, the Fund’s investments in derivative contracts are reflected in the Consolidated Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Variation margin on futures contracts	$1,060,225	[a]	Variation margin on futures contracts	$25,019	[a]

Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	7,322,474		Unrealized depreciation on OTC forward exchange contracts	7,011,263

Credit contracts	Variation margin on centrally cleared swap contracts	28,061	[a]	Variation margin on centrally cleared swap contracts	—

	OTC swap contracts (upfront payments)	5,544,061		OTC swap contracts (upfront receipts)	9,784,213

	Unrealized appreciation on OTC swap contracts	407,429		Unrealized depreciation on OTC swap contracts	1,647,956

Value recovery instruments	Investments in securities, at value	13,894,474	[b]		—

Totals		$28,256,724			$18,468,451

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts and centrally cleared swap contracts as reported in the Consolidated Statement of Investments. Only the variation margin receivable/payable at year end is separately reported within the Consolidated Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

bVRI are included in investments securities, at value in the Consolidated Statement of Assets and Liabilities.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income Fund (continued)

9. Other Derivative Information (continued)

For the year ended April 30, 2018, the effect of derivative contracts in the Fund’s Consolidated Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Operations Location	Net Realized Gain (Loss) for the Year	Consolidated Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Interest rate contracts	Futures contracts	$(992,424)	Futures contracts	$ (1,974,659)
Foreign exchange contracts	Forward exchange contracts	(34,920,481)	Forward exchange contracts	(227,693)
Credit contracts	Swap contracts	3,847,817	Swap contracts	(814,289)
Value recovery instruments	Investments	—	Investments	6,637,736[a]

Totals		$(32,065,088)		$ 3,621,095

aVRI are included in net change in unrealized appreciaiton (depreciation) on investments in the Consolidated Statement of Operations.

For the year ended April 30, 2018, the average month end notional amount of futures contracts and swap contracts, the average month end contract value for forward exchange contracts and average month end fair value of VRI, were as follows:

Futures contracts	$163,670,048
Swap contracts	293,872,385
Forward exchange contracts	845,623,700
VRI	11,215,112

At April 30, 2018, the Fund’s OTC derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Consolidated Statement of Assets and Liabilities

	Assets[a]	Liabilities[a]

Derivatives
Forward exchange contracts	$ 7,322,474	$ 7,011,263
Swap contracts	5,951,490	11,432,169

Total	$13,273,964	$18,443,432

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income Fund (continued)

At April 30, 2018, the Fund’s OTC derivative assets, which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the
		Consolidated Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received	Cash Collateral Received[a]	Net Amount (Not less than zero)
Counterparty
CITI	$ 926,320	$ (926,320)	$ —	$ —	$ —
DBAB	1,906,174	(1,906,174)	—	—	—
JPHQ	5,452,214	(5,452,214)	—	—	—
MSCO	4,989,256	(230,093)	—	(4,759,163)	—
Total	$13,273,964	$(8,514,801)	$ —	$(4,759,163)	$ —

At April 30, 2018, the Fund’s OTC derivative liabilities, which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the
		Consolidated Statement of Assets and Liabilities
	Gross Amounts of Liabilities Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged[a]	Net Amount (Not less than zero)
Counterparty
CITI	$ 8,933,723	$ (926,320)	$ —	$(8,007,403)	$ —
DBAB	1,999,206	(1,906,174)	—	(93,032)	—
JPHQ	7,280,410	(5,452,214)	—	(1,828,196)	—
MSCO	230,093	(230,093)	—	—	—
Total	$18,443,432	$(8,514,801)	$ —	$(9,928,631)	$ —

aIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

See Note 1(d) regarding derivative financial instruments.

See Abbreviations on page 62.

10.  Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the year ended April 30, 2018, investments in “affiliated companies” were as follows:

Name of Issuer	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)

Non-Controlled Affiliates
CHC Group LLC	168,355	—	(168,355)	—	$—	$—	$(1,170,097)	$420,888

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income Fund (continued)

11.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Consolidated Statement of Operations. During the year ended April 30, 2018, the Fund did not use the Global Credit Facility.

12.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income Fund (continued)

A summary of inputs used as of April 30, 2018, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total
Assets:
Investments in Securities:[a]
Equity Investments:[b]
Consumer Services	$—	$—	$1,009,115		$1,009,115
Energy	16,356,956	9,565,263	1,083		25,923,302
Materials	702,624	6,347	—		708,971
Retailing	—	—	111,118		111,118
Transportation	—	—	1,895,749		1,895,749
All Other Equity Investments	457,114,537	—	—		457,114,537
Convertible Bonds	—	5,373,429	—		5,373,429
Corporate Bonds:
Retailing	—	57,050,993	230,474		57,281,467
All Other Corporate Bonds	—	2,790,715,474	—		2,790,715,474
Senior Floating Rate Interests	—	492,412,393	—		492,412,393
Foreign Government and Agency Securities	—	392,789,256	—		392,789,256
U.S. Government and Agency Securities	—	225,059,251	—		225,059,251
Asset-Backed Securities and Commercial Mortgage-Backed Securities	—	904,406,432	—		904,406,432
Mortgage-Backed Securities	—	537,088,865	—		537,088,865
Municipal Bonds	—	72,442,027	—		72,442,027
Escrows and Litigation Trusts	—	281,250	—	[c]	281,250
Short Term Investments	203,993,032	—	—		203,993,032
Total Investments in Securities	$678,167,149	$5,487,190,980	$3,247,539		$6,168,605,668
Other Financial Instruments:
Futures Contracts	$1,060,225	$—	$—		$1,060,225
Forward Exchange Contracts	—	7,322,474	—		7,322,474
Swap Contracts	—	435,490	—		435,490
Total Other Financial Instruments	$1,060,225	$7,757,964	$—		$8,818,189

Liabilities:
Other Financial Instruments:
Futures Contracts	$25,019	$—	$—		$25,019
Forward Exchange Contracts	—	7,011,263	—		7,011,263
Swap Contracts	—	1,647,956	—		1,647,956
Total Other Financial Instruments	$25,019	$8,659,219	$—		$8,684,238

aFor detailed categories, see the accompanying Consolidated Statement of Investments.

bIncludes common, convertible preferred stocks and management investment companies as well as other equity investments.

cIncludes securities determined to have no value at April 30, 2018.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the year.

13.  New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities acquired at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities acquired at a discount, which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact to the financial statements.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income Fund (continued)

14.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Counterparty		Currency		Selected Portfolio
CITI	Citigroup, Inc.	BRL	Brazilian Real	ARM	Adjustable Rate Mortgage
DBAB	Deutsche Bank AG	EUR	Euro	CDO	Collateralized Debt Obligation
JPHQ	JP Morgan Chase & Co.	GBP	British Pound	CLO	Collateralized Loan Obligation
MSCO	Morgan Stanley	IDR	Indonesian Rupiah	CMT	Constant Maturity Treasury Index
		MXN	Mexican Peso	EDA	Economic Development Authority
		MYR	Malaysian Ringgit	FRN	Floating Rate Note
		USD	United States Dollar	GDP	Gross Domestic Product
				GO	General Obligation
				HDC	Housing Development Corp.
				LIBOR	London InterBank Offered Rate
				MBS	Mortgage-Backed Security
				PIK	Payment-In-Kind
				RDA	Redevelopment Agency/Authority
				SF	Single Family
				SFR	Single Family Revenue
				TBD	To be determined
				T-Note	Treasury Note
				VRI	Value Recovery Instruments

Index
CDX.EM.29	CDX Emerging Markets Index
MCDX.NA.30	MCDX North America Index

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Strategic Series and Shareholders of Franklin Strategic Income Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated statement of investments, of Franklin Strategic Income Fund and its subsidiary (the “Fund”) as of April 30, 2018, the related consolidated statements of operations for the year ended April 30, 2018, the consolidated statement of changes in net assets for each of the two years in the period ended April 30, 2018, including the related notes, and the consolidated financial highlights for each of the periods indicated therein (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the consolidated financial position of the Fund as of April 30, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period ended April 30, 2018 and the consolidated financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of April 30, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

June 18, 2018

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

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FRANKLIN STRATEGIC INCOME FUND

Special Meeting of Shareholders

MEETING OF SHAREHOLDERS: OCTOBER 30, 2017 AND RECONVENED ON DECEMBER 15, 2017 AND DECEMBER 29, 2017

(UNAUDITED)

A Special Meeting of Shareholders of Franklin Strategic Series was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California on October 30, 2017 and reconvened on December 15, 2017 and December 29, 2017. The purpose of the meeting was to elect Trustees of Franklin Strategic Series and to vote on the following proposals for the Fund: to approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval and to approve an amended fundamental investment restriction regarding investments in commodities. At the meeting, (i) the following persons were elected by the shareholders to serve as Trustees of Franklin Strategic Series: Harris J. Ashton, Terrence J. Checki, Mary C. Choksi, Edith E. Holiday, Gregory E. Johnson, Rupert H. Johnson, Jr., J. Michael Luttig, Larry D. Thompson, and John B. Wilson; and (ii) the proposals to use a “manager of managers” structure and to approve an amended fundamental investment restriction regarding investments in commodities were approved by shareholders of the Fund. No other business was transacted at the meeting.

In connection with the meeting, management is aware that some shareholders received from the proxy solicitor numerous calls and mailings that may have been distracting. Management is taking steps to ensure that, in the future, for any new shareholder meeting solicitations that occur, such activity is not repeated. Management apologizes for any inconvenience that may have been caused as a result of such calls and mailings.

The results of the voting at the meeting are as follows:

Proposal 1.	To elect a Board of Trustees:

Name	For	Withheld

Harris J. Ashton	598,070,781	20,352,982

Terrence J. Checki	598,448,935	19,974,827

Mary C. Choksi	598,960,351	19,463,411

Edith E. Holiday	598,977,253	19,446,508

Gregory E. Johnson	598,637,629	19,786,057

Rupert H. Johnson, Jr.	598,128,852	20,294,908

J. Michael Luttig	598,807,794	19,616,557

Larry D. Thompson	598,633,435	19,785,269

John B. Wilson	598,721,357	19,697,837

Total Trust Shares Outstanding*: 1,025,185,272

* As of the record date.

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                FRANKLIN STRATEGIC INCOME FUND

                SPECIAL MEETING OF SHAREHOLDERS

Proposal 2.	To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval:

Shares

For	293,832,359

Against	17,836,866

Abstain	14,610,490

Broker Non-Votes	101,323,228

Total Fund Shares Voted	427,602,945

Total Fund Shares Outstanding*	664,645,812

Proposal 3.	To approve an amended fundamental investment restriction regarding investments in commodities:

Shares

For	296,927,571

Against	12,192,060

Abstain	17,160,085

Broker Non-Votes	101,323,228

Total Fund Shares Voted	427,602,945

Total Fund Shares Outstanding*	664,645,812

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FRANKLIN STRATEGIC SERIES

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of US registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1991	137	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Terrence J. Checki (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since December 2017	112	Hess Corporation (exploration of oil and gas) (2014-present).

Principal Occupation During at Least the Past 5 Years:

Member of the Council on Foreign Relations (1996-present); Member of the National Committee on U.S.-China Relations (1999-present); member of the Board of Trustees of the Economic Club of New York (2013-present); member of the Board of Trustees of the Foreign Policy Association (2005-present) and member of various other boards of trustees and advisory boards; and formerly, Executive Vice President of the Federal Reserve Bank of New York and Head of its Emerging Markets and Internal Affairs Group and Member of Management Committee (1995-2014); and Visiting Fellow at the Council on Foreign Relations (2014).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2014	137	Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1998	137	Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	137	Boeing Capital Corporation (aircraft financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

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Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	137	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2006 and Lead Independent Trustee since 2008	112	None

Principal Occupation During at Least the Past 5 Years:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing) (2002-present); Senior Advisor, McKinsey & Co. (consulting) (2017-present); serves on private and non-profit boards; and formerly, President, Staples International and Head of Global Transformation (office supplies) (2012-2016); Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

Interested Board Members and Officers
Name,Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2013	151	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board and Trustee	Chairman of the Board since 2013 and Trustee since 1991	137	None

Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

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FRANKLIN STRATEGIC SERIES

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 28 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

Edward B. Jamieson (1948) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2010	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy (1962) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2000	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 21 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

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*We base the number of portfolios on each separate series of the US registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2006. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Board Approval of Investment Management Agreements

FRANKLIN STRATEGIC SERIES

Franklin Strategic Income Fund

(Fund)

At an in-person meeting held on April 17, 2018 (Meeting), the Board of Trustees (Board) of Franklin Strategic Series (Trust), including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (Manager) and the Trust, on behalf of the Fund (Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of the Management Agreement.

In considering the continuation of the Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of the Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of the Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of such Management Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board also reviewed and considered an annual report on payments made by Franklin Templeton Investments (FTI) or the Fund to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements in response to a guidance update in 2016 from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of particular areas, including derivatives and payments to intermediaries, by enhanced reporting.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the FTI organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided

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SHAREHOLDER INFORMATION

by the Manager and its affiliates to the Fund and its shareholders.

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods ended January 31, 2018. The Board considered the performance returns for the Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund’s performance results is below.

The Performance Universe for the Fund included the Fund and all retail and institutional multi-sector income funds. The Board noted that the Fund’s annualized income return for the one- and three-year periods was below the median of its Performance Universe, but for the five- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods was below the median of its Performance Universe. Given the Fund’s income-oriented investment objective, the Board concluded that the Fund’s performance was acceptable. In doing so, the Board noted the Fund’s positive longer term relative performance and that the Fund outperformed its benchmark over the one-, three- and five-year periods. The Board further noted management’s explanation that at the beginning of the one-year period the Fund’s portfolio was positioned more defensively than peers and so did not have as much exposure to high yield bonds and emerging market bonds and did not use leverage.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted the quarterly and annual reports it receives on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers (Management Rate), if any, of the Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure as the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A shares for funds with multiple classes of shares. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

The Expense Group for the Fund included the Fund and eight other multi-sector income funds. The Board noted that the Management Rate and actual total expense ratio for the Fund were below the medians of its Expense Group. The Board concluded that the Management Rate charged to the Fund is reasonable.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FTI’s U.S. fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2017, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product related changes, the overall methodology has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, PricewaterhouseCoopers LLP, auditor to Franklin Resources, Inc. and certain Franklin Templeton funds, has been engaged by the Manager to periodically review and assess the allocation methodologies to be used solely by the Fund’s Board with respect to the profitability analysis.

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FRANKLIN STRATEGIC INCOME FUND

SHAREHOLDER INFORMATION

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, extent and quality of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the Franklin Templeton family of funds as a whole. The Board noted that the Fund had experienced a decrease in assets and would not be expected to demonstrate additional economies of scale in the near term.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of the Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the US Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the US Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter
Franklin Strategic Income Fund
Investment Manager
Franklin Advisers, Inc.
Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236 franklintempleton.com
Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2018 Franklin Templeton Investments. All rights reserved.	194 A 06/18

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a) (1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $407,625 for the fiscal year ended April 30, 2018 and $485,078 for the fiscal year ended April 30, 2017.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $16,250 for the fiscal year ended April 30, 2018 and $16,250 for the fiscal year ended April 30, 2017. The services for which these fees were paid included tax compliance services related to year-end.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $6,535 for the fiscal year ended April 30, 2018 and $0 for the fiscal year ended April 30, 2017. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $65,225 for the fiscal year ended April 30, 2018 and $258,717 for the fiscal year ended April 30, 2017. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process and derivatives assessments, compliance examination for Investment Advisor Act rule 204-2 and 206-4(2), account maintenance project, training on partnership tax accounting and capital account maintenance and benchmarking services in connection with the ICI TA survey.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii)

through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $88,010 for the fiscal year ended April 30, 2018 and $274,967 for the fiscal year ended April 30, 2017.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.     N/A

Item 6. Schedule of Investments.     N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.     N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.     N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.     N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment

Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN STRATEGIC SERIES

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer –
Finance and Administration

Date June 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer –
Finance and Administration

Date June 26, 2018

By	/s/ GASTON GARDEY______
Gaston Gardey
Chief Financial Officer and
Chief Accounting Officer

Date June 26, 2018